Metropolitan Series Fund, Inc.

Semiannual Report
June 1999


[ARTWORK APPEARS HERE]



FOR USE WITH
Preference Plus(R) Account Variable Annuity Contracts

Metropolitan Series Fund, Inc.

We are pleased to provide Preference Plus(R) Account Variable Annuity Performance. The chart below reflects performance values that include all the fees and expenses, other than early withdrawal charges, as of June 30, 1999.

--------------------------------------------------------------------------------
Preference Plus(R) Account Variable Annuity Performance (AS OF 6/30/99)

CHANGES IN ACCUMULATION UNIT VALUES -- IRA/SEP/NQL/PEDC/TSA (AFTER ALL FEES AND EXPENSES OTHER THAN WITHDRAWAL CHARGES)
--------------------------------------------------------------------------------

                                                                                                              Inception
INVESTMENT DIVISIONS                      Risk       Inception   Year to     1 Year    3 Years     5 Years     to Date      Ending
                                         Level*         Date       Date                  Ann.        Ann.         Ann.        AUV
Lehman Brothers Aggregate Bond Index       CM         11/9/98     -2.47%        N/A        N/A        N/A        -1.30%      9.87
State Street Research Income               CM          7/2/90     -3.47%      0.43%      5.72%      6.50%         7.18%     18.66
State Street Research Diversified           M          7/2/90      3.73%      9.48%     16.23%     15.77%        12.15%     28.06
MetLife Stock Index                        MA          7/2/90     11.62%     21.13%     26.95%     25.68%        17.10%     41.39
Harris Oakmark Large Cap Value             MA         11/9/98     12.87%        N/A        N/A        N/A         9.60%     10.96
T. Rowe Price Large Cap Growth             MA         11/9/98      8.08%        N/A        N/A        N/A        19.00%     11.90
State Street Research Growth               MA          7/2/90      9.97%     17.33%     24.66%     23.00%        15.89%     37.72
Neuberger Berman Partners Mid Cap Value    MA         11/9/98     17.43%        N/A        N/A        N/A        26.00%     12.60
Janus Mid Cap                              MA          3/3/97     28.80%     48.19%        N/A        N/A        40.73%     22.14
Loomis Sayles High Yield Bond               A          3/3/97     11.25%     -0.93%        N/A        N/A         2.87%     10.68
State Street Research Aggressive Growth     A          7/2/90      3.77%      3.15%      4.76%     12.66%        12.64%     29.18
Russell 2000(R) Index                       A         11/9/98      9.59%        N/A        N/A        N/A        15.40%     11.54
T. Rowe Price Small Cap Growth              A          3/3/97      2.41%      0.16%        N/A        N/A         9.35%     12.31
Scudder Global Equity                       A          3/3/97      7.80%      7.03%        N/A        N/A        13.41%     13.40
Morgan Stanley EAFE(R) Index                A         11/9/98      2.87%        N/A        N/A        N/A        11.00%     11.10
Santander International Stock               A          7/1/91      3.42%      3.10%      5.21%      2.14%         6.55%     16.62

For all new Portfolios (beginning 11/98), Inception-to-Date performance is not annualized.

*C = Conservative          CM = Conservative to Moderate
 M = Moderate              MA = Moderate to Aggressive          A = Aggressive


STANDARDIZED PERFORMANCE (Required Disclosure)
The SEC requires that standardized performance figures be updated no more frequently than each calendar quarter. The performance data below represents the standard calculation method that assumes that the contract was surrendered at the end of the period and that the maximum applicable withdrawal charge of up to 7% per contribution (less 10% of the account balance that can be withdrawn each year without charge from certain account balances) was paid. Based on these assumptions, the Average Annual Returns as of 6/30/99 are:

                                                                      Inception
INVESTMENT DIVISIONS                         1 Year      5 Years       to Date

Lehman Brothers Aggregate Bond Index            N/A         N/A        -7.61%
State Street Research Income                 -5.87%       6.09%         7.18%
State Street Research Diversified             3.25%      15.50%        12.15%
MetLife Stock Index                          14.98%      25.52%        17.10%
Harris Oakmark Large Cap Value                  N/A         N/A         3.37%
T. Rowe Price Large Cap Growth                  N/A         N/A        12.83%
State Street Research Growth                 11.15%      22.81%        15.89%
Neuberger Berman Partners Mid Cap Value         N/A         N/A        19.88%

                                                                      Inception
INVESTMENT DIVISIONS                         1 Year      5 Years       to Date

Janus Mid Cap                                42.23%         N/A        39.66%
Loomis Sayles High Yield Bond                -7.23%         N/A         1.00%
State Street Research Aggressive Growth      -3.13%      12.36%        12.64%
Russell 2000(R) Index                           N/A         N/A         9.21%
T. Rowe Price Small Cap Growth               -6.14%         N/A         7.65%
Scudder Global Equity                         0.78%         N/A        11.82%
Morgan Stanley EAFE(R) Index                    N/A         N/A         4.78%
Santander International Stock                -3.18%       1.64%         6.55%

Past performance is no guarantee of future results. Accumulation unit values fluctuate and amounts received upon withdrawal may be more or less than the contributions made.

Explanations

     Performance shown (after all fees and expenses other than withdrawal charges) is the change in accumulation unit values from one period to the next and assumes that the change occurred at a steady rate over the time period indicated. In some cases, the inception date of the underlying Portfolio precedes the inception date of the Investment Division.

     MetLife has agreed to subsidize all expenses (other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses) in excess of .20% for the Janus Mid Cap, Loomis Sayles High Yield Bond, Scudder Global Equity, T. Rowe Price Small Cap Growth, T. Rowe Price Large Cap Growth, Harris Oakmark Large Cap Value, Neuberger Berman Partners Mid Cap Value, Lehman Brothers Aggregate Bond Index and Russell 2000(R) Index Portfolios and in excess of .25% for the Morgan Stanley EAFE(R) Index Portfolio until a Portfolio's total net assets are at least $100 million, or two years from the date the Portfolio commenced operation, whichever is earlier. The effect is that performance results are increased by the subsidy. MetLife ceased subsidizing such expenses for the Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity and Loomis Sayles High Yield Bond Portfolios on December 31, 1997, January 23, 1998, July 1, 1998, and March 3, 1999 respectively. MetLife waived a portion of its management fee for the Scudder Global Equity Portfolio until March 2, 1998. Prior to May 16, 1993, MetLife paid all expenses of the Metropolitan Series Fund, Inc. other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses. A Portfolio may have a name and/or investment objective that is very similar to that of a publicly available mutual fund that is managed by the same money manager. These Portfolios are not publicly available and will not have the same performance as those publicly available mutual funds. Different performance will result from differences in implementation of investment policies, cash flows, fees and size of the Portfolio.

     Morgan Stanley sponsors the MSCI EAFE(R) Index, Lehman Brothers sponsors the Lehman Brothers Aggregate Bond Index, the McGraw Hill Companies, Inc. sponsors the Standard & Poor's 500 Composite Stock Price Index, the Franklin Russell Company sponsors the Russell 2000(R) Index (together referred to as "index sponsors"). The index sponsors have no responsibility for and do not participate in the management of the Portfolio assets or sale of the Portfolio's shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The Metropolitan Series Fund, Inc. Statement of Additional Information contains a more detailed description of the limited relationship the index sponsors have with MetLife and the fund. Direct investment into the indexes is not possible.

Metropolitan Series Fund, Inc.


--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN AND PRESIDENT                               August 1999
--------------------------------------------------------------------------------


TO OUR VALUED CLIENT:

We are pleased to present the June 30, 1999 semiannual report of the Metropolitan Series Fund, Inc. The report begins with an overview of the U.S. and international economies during the first six months of 1999. Details for each Portfolio, including a listing of assets, investments, and Portfolio characteristics, follow.


U.S STOCK MARKET CONTINUED TO DELIVER DOUBLE DIGIT RETURNS

          The U.S. stock market continued to deliver double-digit returns, rising 12.38% in the first six months of 1999, as measured by the Standard & Poor's 500 Composite Stock Price Index. Once again, stocks outperformed all other major asset classes; strong U.S. economic growth and good corporate earnings spurred returns. Stocks of large-sized companies turned in the best overall performance, although stocks of small-sized and medium-sized companies gained ground in the second quarter by turning in respectable returns. Conversely, high-quality bonds struggled during the period. Bond yields rose and prices declined in anticipation of the Federal Reserve raising short-term interest rates as a preemptive strike against higher inflation. In late June, the Federal Reserve did raise short-term interest rates, from 4.75% to 5.00%.


KEEP A LONG-TERM FOCUS

          In today's volatile market environment, it is especially important to maintain a long-term investment strategy based on your goals and individual risk level. The day-to-day fluctuations in the value of individual securities and in the value of the Portfolio(s) should be expected and compared with the potential rewards of long-term investing. We appreciate your continued participation in the Metropolitan Series Fund, Inc. and look forward to serving your future investment needs.


/s/ David A. Levene                        /s/ Christopher P. Nicholas
David A. Levene                            Christopher P. Nicholas
Chairman of the Board and Chief            President and Chief Operating Officer
  Executive Officer                        Metropolitan Series Fund, Inc.
Metropolitan Series Fund, Inc.


--------------------------------------------------------------------------------
                             AN UPDATE FROM METLIFE
--------------------------------------------------------------------------------


Year 2000

          On the technology front, MetLife has devoted considerable time, effort, and financial resources towards its goal that, at the turn of the century, MetLife's computer systems, applications, and hardware will be compliant and functional in the Year 2000 and beyond. MetLife converted, tested, and certified as Year 2000 compatible all of its critical business applications scheduled for use next year. Based on the status of these Year 2000 efforts, MetLife is confident that it has deployed the resources necessary to meet the Year 2000 challenge. Of course, even the most thorough plans and painstaking execution cannot guarantee that the Year 2000 will arrive smoothly.*

          * This is a "Year 2000 Readiness Disclosure" under and subject to the United States Year 2000 Information and Readiness Act.


  Please refer to the back inside cover of this semiannual report for important information, which supplements the Metropolitan Series Fund Prospectus, dated April 30, 1999.

 Metropolitan Series Fund, Inc.



--------------------------------------------------------------------------------
 PERFORMANCE REVIEW FOR 6 MONTHS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------



     For seven years running, and with few interruptions, investors in the United States have had the opportunity to benefit from the "best of all possible financial worlds." U.S. stocks and bonds have been strong, inflation and interest rates have declined, and the economy has grown at a pace that has seemed just right.


--------------------------------------------------------------------------------
                         STOCK AND BOND MARKET RETURNS
          AS MEASURED BY THE FOLLOWING INDEXES* ENDING JUNE 30, 1999
--------------------------------------------------------------------------------
                           [BAR CHART APPEARS HERE]


    U.S. STOCKS            U.S. SMALL         INTERNATIONAL        U.S. BONDS
Standard & Poor's 500     CAP STOCKS             STOCKS         Lehman Brothers
Composite Stock Price     Russel 2000(R)       MSCI EAFE(R)     Aggregate Bond
("S&P 500") Index            Index               Index               Index
--------------------------------------------------------------------------------

 YEAR TO DATE            1 YEAR               3 YEARS           5 YEARS
 Cumulative total        Cumulative total     Annualized Total  Annualized Total
 Return                  Return               Return            Return

      12.4                    22.8                 29.1              27.9
       9.3                     1.5                 11.2              15.4
       4.0                     7.6                  8.8               8.2
      -1.4                     3.2                  7.2               7.8

Source: Lipper Analytical Services, Inc. *Direct investment into the indexes is not possible.

This chart is for illustrative purposes only and is not indicative of past, present, or future performance of any specific investment. It compares the YTD, 1 Year, 3 Year, & 5 Year returns of various categories of investments -- U.S. Stock Market as measured by Standard & Poor's 500 Composite Stock Price Index, U.S. Small Cap Stocks as measured by the Russell 2000 Index, International Stocks as measured by the Morgan Stanley Capital International EAFE(R)(Europe, Asia, and Far East Index), and U.S. Bonds as measured by Lehman Brothers Aggregate Bond Index.


     U.S. workers have reaped the benefits of a healthy economy, and U.S. investors have been handsomely rewarded. Many people have taken their prosperity to the mall, where retail sales have been strong. However, investors may have also been carried away with the recent success. The nation's savings rate fell to -1.2% at the period's end, the lowest level since the Great Depression.


     U.S. STOCK MARKET MARCHES FORWARD

     In the first quarter of 1999, the Dow Jones Industrial Average passed a significant milestone, 10,000, and ended the 6-month period just short of 11,000. During these six months, the Standard & Poor's 500 Composite Stock Price Index, a broad measure of U.S. stock market performance, gained 12.38%.

     Large-company growth and technology stocks were the strongest performers. This strong performance was led by Internet stocks, some of which delivered astounding returns. Performance gains were concentrated in a narrow band of stocks for most of the period. It was a challenge for investors to have their investments match the market's returns. Finally, during the second quarter, the gap between large-company growth stocks and the rest of the market began to narrow. The performance of small- and medium-sized company stocks improved, and value stocks came back to life.



                               For seven years

                            running, and with few

                           interruptions, investors

                             in the United States

                                 have had the

                            opportunity to benefit

                             from the "best of all

                          possible financial worlds."

     INTERNATIONAL MARKETS MIXED

     The Morgan Stanley Capital International (MSCI) EAFE(R) Index, a broad-based measure of international equities, returned 3.97% for the six months. Hopes for the euro, the new common currency shared by 11 European nations, initially helped European markets, but the luster was short lived. Many European economies, still feeling the effects of weakness in Asian markets, stumbled in the first half of 1999. However, Asian emerging markets have started to show some signs of life.

     Japan's stock market managed to deliver strong gains in the first half of 1999; corporate restructuring and signs that Japan's Central Bank was beginning to help its economy encouraged their stock market. Japanese small-company stocks performed especially well.


     U.S. BOND MARKET STRUGGLED

     The U.S. bond market struggled under the weight of a robust economy. Even before the Federal Reserve Board raised short-term interest rates -- a move widely expected before it was actually announced on June 30 -- the yield on the benchmark 30-year Treasury bond had climbed back above 6.00%. As a result, U.S. Treasury bonds went from leaders to laggards. Bond prices rise as interest rates fall, and vice versa. Long-term, high-quality bonds, like the 30-year Treasury bond, are usually the most sensitive to interest rate changes. Conversely, high-yield "junk" bonds, which had weakened early in the period, were buoyed by the strong economic news. That is because high-yield bonds tend to react more to the overall strength of the economy and to corporate earning reports, rather than to interest rate changes.


     INVESTMENT OUTLOOK

     The U.S. economy has experienced strong growth and low inflation, which have been facilitated by weakness overseas. The inability of both producers and wage earners to drive prices higher has sustained this balance. The U.S. stock market has been strong in response to this but stock returns are likely to be modest over the balance of the year. The bond market outlook depends on how quickly U.S. growth slows relative to the economic recoveries in many overseas markets. U.S. market and policy actions are now aimed at global convergence: slowing the U.S. while the rest of the world begins to recover.



                           U.S. stock market returns

                            are likely to be modest

                         over the balance of the year.





     Commentary for Performance Review provided by State Street Research & Management Company.

 Metropolitan Series Fund, Inc.


--------------------------------------------------------------------------------
 TABLE OF CONTENTS
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS
State Street Research Growth Portfolio ......................................   MDA-1
State Street Research Income Portfolio ......................................   MDA-2
State Street Research Money Market Portfolio ................................   MDA-3
State Street Research Diversified Portfolio .................................   MDA-4
State Street Research Aggressive Growth Portfolio ...........................   MDA-5
MetLife Stock Index Portfolio ...............................................   MDA-6
Santander International Stock Portfolio .....................................   MDA-7
Loomis Sayles High Yield Bond Portfolio .....................................   MDA-8
Janus Mid Cap Portfolio .....................................................   MDA-9
T. Rowe Price Small Cap Growth Portfolio ....................................   MDA-10
Scudder Global Equity Portfolio .............................................   MDA-11
Harris Oakmark Large Cap Value Portfolio ....................................   MDA-12
Neuberger Berman Partners Mid Cap Value Portfolio ...........................   MDA-13
T. Rowe Price Large Cap Growth Portfolio ....................................   MDA-14
Lehman Brothers Aggregate Bond Index Portfolio ..............................   MDA-15
Morgan Stanley EAFE(R) Index Portfolio ......................................   MDA-16
Russell 2000(R) Index Portfolio .............................................   MDA-17

SEMIANNUAL REPORT OF THE METROPOLITAN SERIES FUND AS OF JUNE 30, 1999
Schedule of Investments:  State Street Research Growth Portfolio ............   MSF-1
Schedule of Investments:  State Street Research Income Portfolio ............   MSF-4
Schedule of Investments:  State Street Research Money Market Portfolio ......   MSF-8
Schedule of Investments:  State Street Research Diversified Portfolio .......   MSF-9
Schedule of Investments:  State Street Research Aggressive Growth Portfolio..   MSF-15
Schedule of Investments:  MetLife Stock Index Portfolio .....................   MSF-17
Schedule of Investments:  Santander International Stock Portfolio ...........   MSF-26
Industry Diversification:  Santander International Stock Portfolio ..........   MSF-29
Schedule of Investments:  Loomis Sayles High Yield Bond Portfolio ...........   MSF-30
Schedule of Investments:  Janus Mid Cap Portfolio ...........................   MSF-35
Schedule of Investments:  T. Rowe Price Small Cap Growth Portfolio ..........   MSF-37
Schedule of Investments:  Scudder Global Equity Portfolio ...................   MSF-42
Industry Diversification:  Scudder Global Equity Portfolio ..................   MSF-45
Schedule of Investments:  Harris Oakmark Large Cap Value Portfolio ..........   MSF-46
Schedule of Investments:  Neuberger Berman Partners Mid Cap Value Portfolio..   MSF-47
Schedule of Investments:  T. Rowe Price Large Cap Growth Portfolio ..........   MSF-49
Schedule of Investments:  Lehman Brothers Aggregate Bond Index Portfolio ....   MSF-53
Schedule of Investments:  Morgan Stanley EAFE(R) Index Portfolio ............   MSF-57
Industry Diversification:  Morgan Stanley EAFE(R) Index Portfolio ...........   MSF-71
Schedule of Investments:  Russell 2000 Index Portfolio ......................   MSF-72
Statement of Assets and Liabilities .........................................   MSF-98
Statement of Operations .....................................................   MSF-102
Statement of Changes in Net Assets ..........................................   MSF-106
Financial Highlights:  State Street Research Growth Portfolio ...............   MSF-111
Financial Highlights:  State Street Research Income Portfolio ...............   MSF-112
Financial Highlights:  State Street Research Money Market Portfolio .........   MSF-113
Financial Highlights:  State Street Research Diversified Portfolio ..........   MSF-114
Financial Highlights:  State Street Research Aggressive Growth Portfolio ....   MSF-115
Financial Highlights:  MetLife Stock Index Portfolio ........................   MSF-116
Financial Highlights:  Santander International Stock Portfolio ..............   MSF-117
Financial Highlights:  Loomis Sayles High Yield Bond Portfolio ..............   MSF-118
Financial Highlights:  Janus Mid Cap Portfolio ..............................   MSF-118
Financial Highlights:  T. Rowe Price Small Cap Growth Portfolio .............   MSF-119
Financial Highlights:  Scudder Global Equity Portfolio ......................   MSF-119
Financial Highlights:  Harris Oakmark Large Cap Value Portfolio .............   MSF-120
Financial Highlights:  Neuberger Berman Partners Mid Cap Value Portfolio ....   MSF-120
Financial Highlights:  T. Rowe Price Large Cap Growth Portfolio .............   MSF-121
Financial Highlights:  Lehman Brothers Aggregate Bond Index Portfolio .......   MSF-121
Financial Highlights:  Morgan Stanley EAFE(R) Index Portfolio ...............   MSF-122
Financial Highlights:  Russell 2000 Index Portfolio .........................   MSF-122
Notes to Financial Statements June 30, 1999 .................................   MSF-123

Metropolitan Series Fund, Inc.
Management's Discussion and Analysis
--------------------------------------------------------------------------------
STATE STREET RESEARCH GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
To achieve long-term growth of capital and income, and moderate current income.

INCEPTION DATE
6/24/83

ASSET CLASS
Large Cap Stocks

UNDERLYING INVESTMENTS
Invests primarily in equity securities of good quality where the stock price represents a good value based on considerations such as price to book value and price to earnings ratios.

NET ASSETS
$3.5 billion

PORTFOLIO MANAGER
John T. Wilson, CFA

PERFORMANCE AT-A-GLANCE

Continuing a trend of positive performance, the Portfolio returned 10.63% in the first half of 1999. The Portfolio's benchmark, the Standard & Poor's 500 Composite Stock Price ("S&P 500") Index, returned 12.38% and the Portfolio's peer group, the Lipper Growth & Income Funds Average, returned 11.7% over the same period.

PORTFOLIO ACTIVITY

During these six months, investors turned their attention from growth- to value-oriented stocks. The Portfolio Manager anticipated this change and added some exposure to industrial stocks, such as Allied Signal and Dow Chemical, which are more responsive to the business cycle. However, the Portfolio's bias toward growth did not completely offset this shift in investor focus.

Basic industry, energy, and selected technology stocks outperformed their sector averages because expectations about demands from foreign economies rose. The profitability outlook for U.S. companies improved as well.

Stocks among drug, consumer staple product, and selected financial service companies held back the Portfolio's performance. Rising interest rates also hurt the stocks of some financial services companies as investors waited to see whether the Federal Reserve would raise short-term interest rates.

PORTFOLIO OUTLOOK

The Portfolio continues to emphasize companies that lead or dominate their respective industries. The Portfolio Manager reallocated some assets to seek more attractive valuations among companies in the size range of $10-$35 billion. Currently, the Portfolio Manager believes companies of this size offer more attractive valuations than larger size companies.

-------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
                  Top Ten Equity Holdings as of June 30, 1999

                                                             % of Total
        Security                                             Net Assets
        ---------------------------------------------------------------
        BankAmerica Corp. .................................      3.69%
        Tyco International Ltd. ...........................      3.55%
        Chase Manhattan Corp. .............................      3.17%
        MCI WorldCom, Inc. ................................      2.79%
        TOTAL SA ADR ......................................      2.61%
        General Electric Co. ..............................      2.57%
        Dow Chemical Co. ..................................      2.47%
        Citigroup, Inc. ...................................      2.37%
        CBS Corp. .........................................      2.37%
        International Business Machines Corp...............      2.09%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these countries, securities, or industries.

-------------------------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 1999
-------------------------------------------------------------------------------


                           [BAR CHART APPEARS HERE]

Year to Date.................10.63%
3 Years......................26.22%
5 Years......................24.53%
10 Years.....................17.65%

The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.


                                     MDA-1

Metropolitan Series Fund, Inc.
Management's Discussion and Analysis
-------------------------------------------------------------------------------
STATE STREET RESEARCH INCOME PORTFOLIO
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
To achieve the highest possible total return, by combing current income with capital gains, consistent with prudent investment risk and preservation of capital.

INCEPTION DATE
6/24/83

ASSET CLASS
U.S. Bonds

UNDERLYING INVESTMENTS
Invests primarily in highly rated corporate and government bonds.

NET ASSETS
$512.0 million

AVERAGE BOND
QUALITY   AA

PORTFOLIO MANAGER
Kim M. Peters, CFA

PERFORMANCE AT-A-GLANCE

The Portfolio returned -2.88% over the first half of 1999. The Portfolio's benchmark, the Lehman Brothers Aggregate Index, returned -1.37% and the Portfolio's peer group, the Lipper Corporate Debt Funds A-Rated Average, returned -2.2% over the same period.

PORTFOLIO ACTIVITY

The Portfolio's negative performance resulted from the overall rise in interest rates during the period. Generally, bond prices rise when interest rates fall and vice-versa.

Interest rates rose during the first half of 1999 amid growing concerns about the rapid pace of U.S. economic growth and a potential move by the Federal
Reserve to raise short-term interest rates.   As of June 30, 1999, the 30-year
Treasury yield was over 6.00%, more than one percentage point higher than at the beginning of the year.

Mortgage-backed, asset-backed, and corporate securities performed somewhat better than Treasuries as their yields did not rise to the same degree. High-yield bonds, which respond more readily to economic growth, rather than interest rates, bucked the trend by posting positive returns for the six-month period.

PORTFOLIO OUTLOOK

In the second quarter, the Portfolio Manager sought to boost the Portfolio's yield by increasing its holdings in mortgage-backed, asset-backed, emerging market, and high-yield securities. In addition, the Portfolio Manager reduced the Portfolio's duration, making it less sensitive to interest rate changes.

The average bond quality of the Portfolio remains very high, at AA.

-------------------------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 1999
-------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

Year to Date.............-2.88%
3 Years...................7.03%
3 Years...................7.82%
3 Years...................8.52%


The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.


                                     MDA-2

Metropolitan Series Fund, Inc.
Management's Discussion and Analysis
-------------------------------------------------------------------------------
STATE STREET RESEARCH MONEY MARKET PORTFOLIO
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

To achieve the highest possible current income consistent with preservation of capital and maintenance of liquidity.

INCEPTION DATE
5/1/90

ASSET CLASS
Cash/Cash Equivalent

UNDERLYING INVESTMENTS

Invests primarily in short-term money market instruments with minimal credit risk. Instruments in this Portfolio are neither insured nor guaranteed by the United States government.

NET ASSETS
$52.2 million

PORTFOLIO MANAGER
Dyann H. Kiessling

PERFORMANCE AT-A-GLANCE

The Portfolio returned 2.27% over the first half of 1999. The Portfolio's peer group, the Lipper Money Market Instrument Funds Average, returned 2.21% over the same period.

PORTFOLIO ACTIVITY

Short-term yields rose during the period in anticipation of an increase in the Federal Funds target rate. The increase resulted from the Federal Reserve's efforts to calm financial markets, slow economic growth, and cool potential inflationary pressures.

Short-term interest rates rose, which culminated in a tightening of the Federal Reserve's monetary policy by 25 basis points (0.25%) on June 30, 1999. Further short-term interest rate hikes will depend on the levels of economic strength, tightening labor markets, and signs of inflation.

By June 30, 1999, the Portfolio's maturity increased to 55 days. Maturity was kept shorter than its peer group to take advantage of rising interest rates. The current target is in the average maturity range of 45 - 60 days.

PORTFOLIO OUTLOOK

The Portfolio continues to invest in only high-quality, first-tier money market instruments, such as corporate and domestic bank paper, as well as the paper of Canadian banks and provinces.

The Portfolio seeks the highest possible current income consistent with preservation of capital and maintenance of liquidity.

The Portfolio is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency. While the Portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the Portfolio.

-------------------------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 1999
-------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

Year to Date................2.27%
3 Years.....................5.10%
5 Years.....................5.11%
10 Years.................... N/A

The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.


                                      MDA-3

Metropolitan Series Fund, Inc.
Management's Discussion and Analysis
-------------------------------------------------------------------------------
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
To achieve a high total return while attempting to limit investment risk and preserve capital.

INCEPTION DATE
7/25/86

ASSET CLASS
U.S. Bonds/Large Cap Stocks

UNDERLYING INVESTMENTS
Invests in equity securities, fixed-income debt securities, or short-term money market instruments, or any combination thereof.

NET ASSETS
$2.9 billion

PORTFOLIO MANAGERS
Kim M. Peters, CFA   (Fixed Income)
John T. Wilson, CFA  (Equity)

PERFORMANCE AT-A-GLANCE

The Portfolio had a total return of 4.37% over the first half of 1999. The Portfolio's benchmarks, the Standard & Poor's 500 Composite Stock Price ("S&P 500") Index and Lehman Brothers Aggregate Index, returned 12.38% and -1.37%, respectively. The Portfolio's total return is the result of the Portfolio being managed as a blend of these two indexes. The Portfolio performed above its peer group, the Lipper Income Funds Average, which returned 3.73% for the period.

PORTFOLIO ACTIVITY

Basic industry, energy, and selected technology stocks outperformed their sector averages because expectations about demands from foreign economies rose. The profit outlook for U.S. companies improved as well. Stocks among drug, consumer staple product, and selected financial service companies held back performance.

Rising interest rates hurt the stocks of some financial services companies as investors waited to see whether the Federal Reserve would raise short-term interest rates. The rise in interest rates also pushed up yields and pushed down prices on U.S. Treasury securities, which resulted in negative returns for this sector.

PORTFOLIO OUTLOOK

The Portfolio Managers sought to boost the Portfolio's yield by increasing its holdings in mortgage-backed, asset-backed, emerging market, and high-yield securities. Anticipating continued strength in the U.S. economy and a possible further rise in interest rates, the Portfolio Managers reduced the Portfolio's interest-rate sensitivity to bring it more in line with the market average.

The Portfolio continues to emphasize companies that lead or dominate their respective industries.

-------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
                  Top Ten Equity Holdings as of June 30, 1999

                                                          % of Total
          Security                                        Net Assets
          ----------------------------------------------------------
          BankAmerica Corp. ................................   2.06%
          Tyco International Ltd............................   1.99%
          Chase Manhattan Corp. ............................   1.75%
          MCI WorldCom, Inc. ...............................   1.54%
          TOTAL SA ADR......................................   1.44%
          General Electric Co. .............................   1.43%
          Dow Chemical Co. .................................   1.38%
          Citigroup, Inc. ..................................   1.33%
          CBS Corp. ........................................   1.32%
          McDonald's Corp. .................................   1.15%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these countries, securities, or industries.

-------------------------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 1999
-------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

Year to Date.............. 4.37%
3 Years...................17.68%
5 Years...................17.21%
10 Years..................13.52%

The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.


                                     MDA-4

Metropolitan Series Fund, Inc.
Management's Discussion and Analysis
-------------------------------------------------------------------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
To achieve maximum capital appreciation.

INCEPTION DATE
4/29/88

ASSET CLASS
Mid Cap Stocks


UNDERLYING INVESTMENTS
Invests primarily in common stocks (and equity and debt securities convertible into or carrying the right to acquire common stocks) of emerging growth companies, undervalued securities or special situations.

NET ASSETS
$1.4 billion

PORTFOLIO MANAGER
Richard J. Jodka, CFA

PERFORMANCE AT-A-GLANCE

Over the first half of 1999, the Portfolio returned 4.39%, while its benchmark, the Standard & Poor's 500 Composite Stock Price ("S&P 500") Index, returned 12.38%. The Portfolio trailed the average total return of its peer group, the Lipper Capital Appreciation Funds, which returned 13.75% over the same period.

PORTFOLIO ACTIVITY

The Portfolio Manager continued to focus on stocks of companies in the $1-10 billion asset range. Holdings emphasized stocks of companies with solid earnings potential -- companies with a history of solid business achievement, prospects for above-average earnings growth, and below-average market valuations.

Advertising industry holdings, including communications media, helped returns. However, the Portfolio was over-weighted in the consumer discretionary product sector. This sector was hurt in the second quarter by sharp declines in the stock prices of companies such as America Online and Mirage Resorts.


-------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
                  Top Ten Equity Holdings as of June 30, 1999

                                                           % of Total
         Security                                          Net Assets
         ------------------------------------------------------------
         Concord EFS, Inc. ...................................  2.93%
         Outdoor Systems, Inc ................................  2.78%
         Clear Channel Communications, Inc. ..................  2.66%
         Jones Apparel Group, Inc. ...........................  2.46%
         Valassis Communications, Inc. .......................  2.35%
         Univision Communications, Inc. Cl. A.................  2.34%
         Sybron International Corp. ..........................  2.32%
         Harley Davidson, Inc. ...............................  2.28%
         Young & Rubicam, Inc. ...............................  2.18%
         Danaher Corp. .......................................  2.17%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these countries, securities, or industries.


PORTFOLIO OUTLOOK

The Portfolio Manager believes that if the U.S. stock market rally continues to broaden into mid-cap and small-cap sectors, the Portfolio's prospects will remain attractive.


-------------------------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 1999
------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]


Year to Date............... 4.39%
3 Years.................... 6.07%
5 Years....................14.08%
10 Years...................14.54%

The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

                                     MDA-5

Metropolitan Series Fund, Inc.
Management's Discussion and Analysis
-------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
To equal the performance of the Standard & Poor's 500 Composite Stock Price ("S&P 500") Index.

INCEPTION DATE
5/1/90

ASSET CLASS
Large Cap Stocks

UNDERLYING INVESTMENTS
Invests in the common stock of companies which are included in the "S&P 500" Index.

NET ASSETS
$3.8 billion

PORTFOLIO MANAGEMENT
MetLife
Investment
Department

PERFORMANCE AT-A-GLANCE

The total return for the Portfolio in the first half of 1999 was 12.28%. The Standard & Poor's 500 Composite Stock Price ("S&P 500") Index, which the Portfolio is designed to track, returned 12.38%.

PORTFOLIO ACTIVITY

An Index Portfolio can not exactly duplicate its Index's return because the Portfolio's return is net of management fees and expenses. In addition, transaction costs have a small negative impact on the Portfolio's return. Normally, the Portfolio does own shares of all of the companies in the "S&P 500" Index. Within the Index, large capitalization stocks tended to perform better than smaller stocks for the first half of 1999. However, toward the end of the period, expectations for stronger economic growth helped smaller stocks outperform large cap stocks.

The favorable U.S. market conditions in the first half of 1999 raised expectations for strong, non-inflationary economic growth. The resumption of economic growth in many countries outside the U.S. eliminated most investors' fears that overseas weakness would spread to the U.S.

Economic growth, both in the U.S. and overseas, along with technology-induced productivity gains, led to improved earnings for the companies in the Index. Also, on the last day of the quarter, investors reacted favorably to the Federal Reserve's announcement that the Fed would raise short-term interest rates by 25 basis points (.25%) to 5.00% while it did not have a bias for future rate increases.

PORTFOLIO OUTLOOK

The Portfolio Manager believes that for the remainder of the year, business fundamentals appear strong for the companies in the "S&P 500" Index.

-------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
                  Top Ten Equity Holdings as of June 30, 1999

                                                           % of Total
        Security                                           Net Assets
       --------------------------------------------------------------
        Microsoft Corp. ......................................  4.09%
        General Electric Co. .................................  3.29%
        International Business Machines Corp..................  2.09%
        Wal-Mart Stores, Inc. ................................  1.91%
        Cisco Systems, Inc. ..................................  1.83%
        Lucent Technologies, Inc. ............................  1.82%
        Intel Corp. ..........................................  1.76%
        Exxon Corp. ..........................................  1.67%
        AT&T Corp. ...........................................  1.58%
        Merck & Co., Inc. ....................................  1.55%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these countries, securities, or industries.

-------------------------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 1999
-------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

Year to Date..............12.28%
3 Years...................28.54%
5 Years...................27.27%
10 Years....................N/A

The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

                                     MDA-6

Metropolitan Series Fund, Inc.
Management's Discussion and Analysis
-------------------------------------------------------------------------------
SANTANDER INTERNATIONAL STOCK PORTFOLIO
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
To achieve long-term growth of capital.

INCEPTION DATE
7/1/91

ASSET CLASS
International Stocks

UNDERLYING INVESTMENTS
Invests primarily in equity securities of established large capitalization foreign (non-U.S. domiciled) companies.

NET ASSETS
$309.9 million

PORTFOLIO MANAGER
Christopher Goudie

PERFORMANCE AT-A-GLANCE

For the first half of 1999, the Portfolio returned 4.03%, while its benchmark, the Morgan Stanley Capital International (MSCI) EAFE(R) Index, returned 3.97% over the same period.

PORTFOLIO ACTIVITY

There have been sharp recoveries in a number of international markets. It is without precedent for markets to show "V" shaped recoveries after experiencing falls of the magnitude seen during 1998.

That said, there is significant pent up demand for Asian equities. If these markets create new highs, the momentum may draw investors who would otherwise wait for more attractive valuations. The global economic rebound has emboldened investors and liquidity has flowed into the Asian markets as signs of economic recovery have grown. Money has also flowed into more cyclical industries that will benefit from renewed growth. The Portfolio's value added came from stock selection as well as an overweighting in Asian markets.

The Portfolio Manager has built an exposure to Hong Kong and Australia in recent months. Australia continues to move forward with corporate restructuring and reforms, similar to those seen in the U.S. and U.K. during the 1980s.

PORTFOLIO OUTLOOK

Hong Kong, although a possible victim of higher U.S. interest rates, continues to experience stronger activity. If the economic environment in Japan stabilizes and growth continues in the U.S. and Europe, then Hong Kong and Australia will continue to perform well. During a review of Continental Europe, the greatest level of optimism surrounded Spain, where corporate earnings revisions have improved dramatically. In France, there are signs of continued improvement fueled by stronger consumer demand. However, Germany continues to disappoint performance expectations.

-------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
                  Top Ten Equity Holdings as of June 30, 1999

                                                            % of Total
        Security                                            Net Assets
        --------------------------------------------------------------
        Nokia AB Oy Cl. A ....................................   2.49%
        British Telecommunications PLC........................   2.34%
        British Petroleum Co. PLC ............................   1.75%
        DaimlerChrysler AG ...................................   1.61%
        Thyssen AG ...........................................   1.57%
        ENI SPA ADR ..........................................   1.53%
        Elf Aquitaine SA .....................................   1.43%
        Kingfisher PLC .......................................   1.33%
        ING Groep NV .........................................   1.30%
        BASF AG ..............................................   1.30%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these countries, securities, or industries.

-------------------------------------------------------------------------------
                     DIVERSIFICATION BY COUNTRY AND REGION
-------------------------------------------------------------------------------
                              as of June 30, 1999
                     Based on Market Value of Investments

Japan ...................... 21.9%          Australia ..................  4.4%
United Kingdom ............. 19.5%          Netherlands ................  4.3%
Other Asia/                                 Italy ......................  4.2%
 Pacific Basin.............. 12.8%          Switzerland ................  4.0%
France ..................... 10.9%          Spain ......................  2.6%
Other Europe ...............  7.5%          Ireland ....................  0.4%
Germany ....................  7.2%          Other Americas..............  0.3%

-------------------------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 1999
-------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

Year to Date..............  4.03%
3 Years...................  6.94%
5 Years...................  5.32%
10 Years..................  N/A


The chart on the left does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

                                     MDA-7

Metropolitan Series Fund, Inc.
Management's Discussion and Analysis
-------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
To achieve high total investment return through a combination of current income and capital appreciation.

INCEPTION DATE
3/3/97

ASSET CLASS
High Yield Bonds

UNDERLYING INVESTMENTS
Normally invests at least 65% of its assets in below investment grade fixed-income securities (commonly referred to as "junk bonds").

NET ASSETS:
$51.6 million

AVERAGE BOND QUALITY:
B1

PORTFOLIO MANAGERS
Daniel J. Fuss, CFA, CIC
Kathleen C. Gaffney, CFA

PERFORMANCE AT-A-GLANCE

Over the first six months of 1999, the Portfolio returned 11.92%, measurably outperforming the 1.76% return of its benchmark, the Merrill Lynch High Yield Index.

PORTFOLIO ACTIVITY

After Russia's ruble devaluation and the subsequent illiquid state of financial markets, the bond markets returned to relative normalcy during the first half of the year. Investors regained their appetites for higher yielding securities as the economy demonstrated its resiliency by expanding despite only minimal signs of inflation. In fact, the resurgence of strong growth spurred the Federal Reserve to raise short-term interest rates by 0.25 percentage points to 5.00% in June to preempt any inflationary pressures that might be incubating in the economy.

The Portfolio recouped much of the loss it incurred in the second half of last year, as yield spreads narrowed considerably in the Portfolio's single B and BB rated issues.

Hints of a burgeoning recovery in Asia and a more stable currency in Brazil helped reduce investors' risk premiums and had a positive effect on the Portfolio's Brazilian, Korean, and Thai holdings.

Also contributing positively to performance was an "overweight" position in the telecommunications and cable sectors, which continues to rally as a result of the opportunities created by deregulation and the explosive growth of the Internet.

PORTFOLIO OUTLOOK

Going forward, the Portfolio Managers remain optimistic towards the high-yield market because, although spreads have narrowed and liquidity has improved, the bond market has yet to approach the return levels in early 1998. In addition, the Portfolio Managers believe that the Portfolio will continue to benefit from the yield-to-maturity built into the Portfolio and the diversity in its holdings.

-------------------------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 1999
-------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

Year to Date..............11.92%
3 Years...................  N/A
5 Years...................  N/A
10 Years..................  N/A

The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

                                     MDA-8

Metropolitan Series Fund, Inc.
Management's Discussion and Analysis
--------------------------------------------------------------------------------
JANUS MID CAP PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
To provide long-term growth of capital.

INCEPTION DATE
3/3/97

ASSET CLASS
Small Cap Stocks

UNDERLYING INVESTMENTS
Normally Invests at least 65% of its total assets in common stocks of medium capitalization companies selected for their growth potential

NET ASSETS
$785.2 million

PORTFOLIO MANAGER
James P. Goff, CFA

PERFORMANCE AT-A-GLANCE

During the first half of 1999, the Portfolio returned 29.54%, outperforming its benchmark, the Standard & Poor's MidCap 400 Index, which returned 6.87%.

PORTFOLIO ACTIVITY

During the period, the Portfolio posted superior returns, reflecting the Portfolio Manager's ability to find "all-weather" companies that can grow their earnings in any environment. Investors rewarded a number of the Portfolio's holdings, which possessed dynamic earnings prospects. Additionally, the Portfolio benefited from a more positive investment backdrop. Although the overall market moved higher during the first half of the year, small- and mid-sized stocks regained the mantle of leadership during the second quarter, and led the market higher.

While media, technology, and telecommunications positions bolstered the Portfolio's results, several pharmaceutical holdings were a drag on returns. Among media-related companies, Hispanic Broadcasting and Univision posted exceptional results. Their respective radio and television programming targets the Hispanic audience, which is the fastest growing demographic segment in the U.S.

Selected technology stocks also contributed well towards performance. Positions in Vitesse Semiconductor and Exodus Communications appreciated substantially. Vitesse produces gallium arsenide semiconductors, which operate at extremely high speeds. Exodus provides outsourcing services for Internet sites.

PORTFOLIO OUTLOOK

Looking ahead, despite continued U.S. economic growth and increased volatility, the Portfolio Manager remains optimistic because the Portfolio consists of what he believes are "all-weather" companies, possessing dominant business models and dynamic earnings growth potential.

-------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
                  Top Ten Equity Holdings as of June 30, 1999

                                                      % of Total
              Security                                Net Assets
              --------------------------------------------------
              Amazon.com, Inc. ......................      5.20%
              Apollo Group, Inc. Cl. A ..............      5.18%
              Vitesse Semiconductor Corp. ...........      4.82%
              Paychex, Inc. .........................      4.65%
              Hispanic Broadcasting Corp. ...........      4.25%
              Exodus Communications, Inc. ...........      4.10%
              Nextlink Communications, Inc. Cl. A ...      3.94%
              McLeod USA, Inc. ......................      3.59%
              Metromedia Fiber Network, Inc. Cl. A...      3.48%
              eBay, Inc. ............................      3.24%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these countries, securities, or industries.

-------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 1999
-------------------------------------------------------------------------------

                            [BAR CHART APPEARS HERE]


Year to Date.........29.54%
3 Years................N/A
5 Years................N/A
10 Years...............N/A

The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.


                                     MDA-9

Metropolitan Series Fund, Inc.
Management's Discussion and Analysis
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
To achieve long-term capital growth.

INCEPTION DATE
3/3/97

ASSET CLASS
Small Cap Stocks

UNDERLYING INVESTMENTS
Normally invests at least 65% of its total assets in a diversified group of small capitalization companies.

NET ASSETS
$200.5 million

PORTFOLIO MANAGER
Richard T. Whitney, CFA

PERFORMANCE AT-A-GLANCE

The Portfolio returned 3.09% during the first six months of 1999. The Portfolio lagged behind the performance of its benchmark, the Russell 2000 Growth Index, which returned 12.82% during the same period.

PORTFOLIO ACTIVITY

Despite a surge in the second quarter, small-cap stock returns for the first half, as measured by the Russell 2000 Index, 9.28%, did not overtake large-cap stocks, as measured by the Standard & Poor's 500 Composite Stock Price ("S&P
500") Index, 12.38%.   After focusing almost exclusively on a handful of blue
chip growth stocks, investors broadened their horizons to include areas they had previously shunned, including small- and mid-cap companies and large-cap cyclicals. The principal catalyst for this change appeared to be continued evidence of the U.S. economy's strength and signs that global growth was stabilizing. Typically, small-cap stocks are fairly dependent on solid economic growth for good performance.

The Portfolio advanced sharply in the second quarter, but overall returns for the first half were significantly muted by negative performance during the difficult first quarter. In the early months of the year, the Portfolio was at a particular disadvantage versus the benchmark indices because it had little exposure to the high-flying Internet stocks. Such investments did not, and do not, meet the Portfolio's investment criteria, which stresses investment fundamentals.

PORTFOLIO OUTLOOK

Now that small-company growth stocks have achieved some momentum, the Portfolio Manager is reasonably optimistic it can be maintained if the economy remains vibrant. The Portfolio Manager will stick to the strategy of selecting stocks of fast-growing companies with solid, long-term growth potential and reasonable values at the time of purchase.

-------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
                  Top Ten Equity Holdings as of June 30, 1999

                                                        % of Total
             Security                                   Net Assets
             -----------------------------------------------------
             Proxim, Inc. .............................      0.93%
             Sanmina Holdings, Inc. ...................      0.83%
             QLogic Corp. .............................      0.82%
             VISX, Inc. ...............................      0.78%
             Comverse Technology, Inc..................      0.78%
             Uniphase Corp. ...........................      0.75%
             Symbol Technologies, Inc..................      0.74%
             Outback Steakhouse .......................      0.74%
             Chancellor Media Corp. ...................      0.70%
             VERITAS Software Co. .....................      0.70%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these countries, securities, or industries.

-------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 1999
-------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

Year to Date...........3.09%
3  Years............... N/A
5  Years............... N/A
10 Years............... N/A

The chart on the left does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

                                     MDA-10

Metropolitan Series Fund, Inc.
Management's Discussion and Analysis
--------------------------------------------------------------------------------
SCUDDER GLOBAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
To achieve long-term growth of capital.

INCEPTION DATE
3/3/97

ASSET CLASS
Large Cap Stocks/
International Stocks

UNDERLYING INVESTMENTS
Invests, on a worldwide basis, in equity securities of companies that are incorporated in the U.S. or in foreign countries. The Portfolio may also invest in the debt securities of U.S. and foreign issuers.

NET ASSETS
$132.4 million

PORTFOLIO MANAGERS
William E. Holzer
Diego Espinosa
Nicholas Bratt

PERFORMANCE AT-A-GLANCE

The Portfolio returned 8.51% for the first six months of 1999. The Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index, returned 10.21% over the same period.

PORTFOLIO ACTIVITY

During the first five weeks of the second quarter, cyclical stocks appreciated dramatically based on the perception of renewed global growth and fatigue with the highly-valued large-cap growth stocks. For the second quarter, the Dow Jones Industrial Average (DJIA) gained over 12%, and the MSCI Emerging Markets ($US) rose more than 26%. After the announcement of April U.S. price data, there was more hesitation about the implications for U.S. interest rates as investors oscillated between growth and cyclical stocks. Fear of high interest rates hurt the technology stocks, and, therefore, investors directed assets into cyclicals.

Japan, which announced strong, but probably anomalous, growth and employment data late in the same month, was the best performing major market. The MSCI Emerging Markets Asia Index ($US) returned an astonishing 40% in the second quarter, as local and specialist investors continued to pursue their belief in higher growth.

PORTFOLIO OUTLOOK

Going forward, renewed global growth is helping the Portfolio get a better sighting, but it still faces volatile financial markets. However, the Portfolio's investment philosophy is little changed -- to achieve balanced exposure to the processes of change by focusing both on those companies that can enable, adopt, and adapt to the Internet world, and those companies in traditional industries that can adapt successfully to the difficult business environment.

-------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
                  Top Ten Equity Holdings as of June 30, 1999

                                                             % of Total
       Security                                              Net Assets
       ----------------------------------------------------------------
       International Business Machines Corp.................      2.65%
       Electronic Data Systems Corp. .......................      1.82%
       Enron Corp. .........................................      1.77%
       BOC Group PLC .......................................      1.59%
       UNUMProvident Corp. .................................      1.52%
       Immunex Corp. .......................................      1.46%
       Sabre Group Holdings, Inc. Cl. A ....................      1.45%
       Reuters Group PLC ...................................      1.45%
       Rio Tinto-Zinc PLC ..................................      1.41%
       Bayer AG ............................................      1.34%
                                                   .
Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these countries, securities, or industries.

-------------------------------------------------------------------------------
                     DIVERSIFICATION BY COUNTRY AND REGION
-------------------------------------------------------------------------------
           as of June 30, 1999 Based on Market Value of Investments

  United States ....     39.9%                   Canada ...........      4.6%
  United Kingdom ...     17.3%                   Hong Kong ........      2.5%
  Japan ............      9.9%                   France ...........      1.8%
  Germany ..........      9.8%                   Singapore ........      1.4%
  Switzerland ......      5.9%                   Other Europe .....      1.1%
  Other Americas ...      5.4%                   Other Asia/
                                                 Pacific Basin ....      0.4%

-------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 1999
-------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]


Year to Date...................8.51%
3 Years........................ N/A
5 Years........................ N/A
10 Years....................... N/A

The chart on the left does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

                                     MDA-11

Metropolitan Series Fund, Inc.
Management's Discussion and Analysis
--------------------------------------------------------------------------------
HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
To seek long-term capital appreciation.

INCEPTION DATE
11/9/98

ASSET CLASS
Large Cap Stocks

UNDERLYING INVESTMENTS
Normally invests at least 65% of its total assets in equities securities of large capitalization U.S. companies.

NET ASSETS
$26.6 million

PORTFOLIO MANAGERS
Robert J. Sanborn, CFA
Edward Loeb, CFA

PERFORMANCE AT-A-GLANCE

The Portfolio returned 13.51% in the first half of 1999. The Portfolio's benchmark, the Standard & Poor's 500 Composite Stock Price ("S&P 500") Index, returned 12.38% during the same period.

PORTFOLIO ACTIVITY

The Portfolio's strong performance was broad-based: more than 80% of the holdings rose in price during the period. In particular, the Portfolio's more economically-sensitive holdings exhibited strong performance as fundamental economic trends showed strong improvement.

With just 23 holdings, the Portfolio remains quite concentrated. The Portfolio maintains large average position sizes so that the best ideas may have a meaningful impact on performance. As of June 30, 1999, the top-10 holdings represented more than 50% of the Portfolio.

PORTFOLIO OUTLOOK

The Portfolio Managers remain skeptical of overall market valuations, particularly considering the recent rise in interest rates. Based on historical trends, the U.S. stock market's valuation remains very high, and in particular, the larger growth stocks look quite risky. Nonetheless, the Portfolio's average holding trades at a steep valuation discount to the market and this gives the Portfolio Managers additional comfort that prospective investment returns for the Portfolio appear relatively favorable.

------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
------------------------------------------------------------------------------
                  Top Ten Equity Holdings as of June 30, 1999

                                                         % of Total
            Security                                     Net Assets
           ---------------------------------------------------------
            Philip Morris Cos., Inc.....................      7.30%
            Nike, Inc. Cl. B ...........................      5.61%
            Knight-Ridder, Inc. ........................      5.26%
            Mattel, Inc. ...............................      5.16%
            Boeing Co. .................................      4.99%
            Black & Decker Corp. .......................      4.98%
            Dun & Bradstreet Corp. .....................      4.98%
            Block (H & R), Inc. ........................      4.84%
            Eaton Corp. ................................      4.77%
            Bank One Corp. .............................      4.70%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these countries, securities, or industries.

-------------------------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 1999
-------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

Year to Date...........13.51%
3  Years.................N/A
5  Years.................N/A
10 Years.................N/A

The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.


                                     MDA-12

Metropolitan Series Fund, Inc.
Management's Discussion and Analysis
--------------------------------------------------------------------------------
NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
To seek capital growth.

INCEPTION DATE
11/9/98

ASSET CLASS
Mid Cap Stocks

UNDERLYING INVESTMENTS
Normally invests at least 65% of its total assets in common stocks of mid capitalization companies.

NET ASSETS
$23.2 million

PORTFOLIO MANAGERS
Michael Kassen
Robert Gendelman
S. Basu Mullick

PORTFOLIO PERFORMANCE AT-A-GLANCE

The Portfolio returned 18.21% during the first six months of 1999. The Portfolio outperformed its benchmark, the Standard & Poor's MidCap 400/BARRA Value Index, which returned 5.68%.

The Portfolio's Co-Managers attribute the performance to their disciplined, value-oriented, bottom-up stock selection strategy.

PORTFOLIO ACTIVITY

The Portfolio benefited from its holdings in the technology (15.3% of total market value as of June 30) and communication services (1.6% of total market value as of June 30) sectors. MediaOne and Tandy are examples of technology stocks that were bought inexpensively and appreciated as the companies recovered from previous, temporary problems.

Later in the six-month reporting period, it became apparent that economies in the U.S., Japan, Asia, and Latin America were stronger than many analysts expected. As a result, U.S. interest rates began to rise amid investors' concerns that inflationary pressures might re-emerge.

Because higher interest rates have the potential to erode earnings, many highly-valued growth companies lost value. Instead, equity investors turned their attention to attractively-valued companies that had been out-of-favor, including many of the value-oriented and economically sensitive companies in which the Portfolio invests.

PORTFOLIO OUTLOOK

Looking forward, the Portfolio's Co-Managers have been encouraged by the broadening of the mid-cap value sectors of the stock market during the second quarter, which stands in stark contrast to the remarkably narrow markets of previous quarters. The Portfolio's Co-Managers remain optimistic about the stock market's trend towards value.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                  Top Ten Equity Holdings as of June 30, 1999

                                                           % of Total
          Security                                         Net Assets
         ------------------------------------------------------------
          Allied Waste Industries, Inc. ..................      3.29%
          Gulfstream Aerospace Corp. .....................      2.65%
          Rite Aid Corp. .................................      2.35%
          BankBoston Corp. ...............................      2.18%
          FINOVA Group, Inc. .............................      2.15%
          Dun & Bradstreet Corp. .........................      2.06%
          Becton, Dickinson & Co. ........................      2.02%
          SLM Holding Corp. ..............................      1.95%
          Countrywide Credit Industries, Inc..............      1.90%
          Bear Stearns Cos., Inc. ........................      1.89%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these countries, securities, or industries.

-------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 1999
-------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

Year to Date............18.21%
3 Years..................N/A
5 Years..................N/A
10 Years.................N/A

The chart on the left does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

                                    MDA-13

Metropolitan Series Fund, Inc.
Management's Discussion and Analysis
--------------------------------------------------------------------------------
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
To achieve long-term capital growth, and secondarily, dividend income.

INCEPTION DATE
11/9/98

ASSET CLASS
Large Cap Stocks

UNDERLYING INVESTMENTS
Normally invests at least 65% of its total assets in large cap stocks that demonstrate sustained growth characteristics.

NET ASSETS
$26.6 million

PORTFOLIO MANAGER
Robert W. Smith

PERFORMANCE AT-A-GLANCE

The Portfolio returned 8.74% during the first six months of 1999. The Portfolio's performance lagged behind the performance of its benchmark, the Standard & Poor's 500 Composite Stock Price ("S&P 500") Index, which returned 12.38% during the same period. The Lipper Growth Funds Average returned 11.65% during the same period.

PORTFOLIO ACTIVITY

Technology stocks, particularly Internet stocks, performed well. The Portfolio was under-invested in these areas and, therefore, paid a short-term price. However, many of the Portfolio's large technology holdings did extremely well and made valuable contributions to the Portfolio's favorable absolute return.

Rising interest rates during most of the six-month period posed a considerable
concern for investors but did not succeed in restraining returns.   At the end
of June, the Federal Reserve raised the key Federal Funds rate by 25 basis points (.25%) to 5.00% as a preemptive strike against potentially higher inflation down the road. So far, the move has served to reassure investors that the Federal Reserve is standing guard to keep the economy from overheating and inflation from accelerating.

While the rate hike did not slow the overall market, it did spur investors to turn their attention back to the growth stocks in which the Portfolio invests.

PORTFOLIO OUTLOOK

While the Portfolio Manager believes stock market gains will moderate in the second half -- particularly if interest rates move higher -- many positive factors remain. For the most part, foreign economies appear healthier than they did last year, and global earnings growth is improving. Over time these factors should benefit the Portfolio, which holds many of the leading companies in a wide variety of industries.

-------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
                  Top Ten Equity Holdings as of June 30, 1999

                                                         % of Total
            Security                                     Net Assets
           ---------------------------------------------------------
            Tyco International Ltd. ....................      2.78%
            Federal Home Loan Mortgage Corp.............      2.77%
            Microsoft Corp. ............................      2.47%
            MCI WorldCom, Inc. .........................      2.46%
            General Electric Co. .......................      2.38%
            Citigroup, Inc. ............................      2.18%
            Bristol-Myers Squibb Co. ...................      1.85%
            Wells Fargo & Co. ..........................      1.75%
            Waste Management, Inc. .....................      1.48%
            United Healthcare Corp. ....................      1.46%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these countries, securities, or industries.

-------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 1999
-------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

Year to Date............8.74%
3 Years..................N/A
5 Years..................N/A
10 Years.................N/A

The chart on the left does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

                                     MDA-14

Metropolitan Series Fund, Inc.
Management's Discussion and Analysis
-------------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
To equal the performance of the Lehman Brothers Aggregate Bond Index.

INCEPTION DATE
11/9/98

ASSET CLASS
U.S.Bonds

UNDERLYING INVESTMENTS
Normally invests most of its assets in fixed income securities included in the Lehman Brothers Aggregate Bond Index.

NET ASSETS
$98.8 million

AVERAGE BOND QUALITY:
AA+

PORTFOLIO MANAGEMENT
MetLife
Investment
Department

PERFORMANCE AT-A-GLANCE

For the first half of 1999, the Portfolio returned -1.86% while the Portfolio's benchmark, Lehman Brothers Aggregate Bond Index, returned -1.37% over the same period. The Portfolio's return is net of management fees and expenses. An Index Portfolio cannot exactly duplicate its Index's return because of differences that primarily result from sampling, pricing, and transaction costs.

These results reflect the overall rise in interest rates during this period, mainly in the second quarter. The Portfolio's and Index's returns in the second quarter were -1.18% and -0.88%, respectively.


PORTFOLIO ACTIVITY

Generally, bond prices rise as interest rates fall, and vice versa. The correlation of returns between the Portfolio and Index since the Portfolio's inception in November 1998 has been 98.8%, indicating that the Portfolio has closely matched the Index's return.

As global growth continued to recover from the worldwide financial crisis of last year, interest rates moved higher. Strong growth persuaded the Federal Reserve to `take back' one-third of its crisis-related interest rate easing in 1998, pushing the targeted Federal Funds rate up by 25 basis points (0.25%) to 5.00% in late June. The U.S. bond market expected this change in policy and pushed rates even higher, causing bond prices to decline.

On balance, the yield advantage of corporate bonds and mortgage backed securities (MBS) over U.S. Treasury bonds were narrower from year-end 1998 levels, partially offsetting the negative impact of rising interest rates.

The Index is currently comprised of U.S. Treasuries (35%), MBS (33%), Corporates (21%), U.S. Agencies (8%), Asset Backed Securities (2%) and Collateralized Mortgaged Backed Securities (1%).

PORTFOLIO OUTLOOK

A dearth of liquidity and an aura of caution best characterize current market conditions. Fear of another increase in short-term rates by the Federal Reserve, "Y2K" concerns, and restraint by both investors and dealers have all contributed to this condition.

-------------------------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 1999
-------------------------------------------------------------------------------

                            [BAR CHART APPEARS HERE]

Year to Date........... -1.86%
3 Years....................N/A
5 Years....................N/A
10 Years...................N/A


The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.


                                     MDA-15

Metropolitan Series Fund, Inc.
Management's Discussion and Analysis
-------------------------------------------------------------------------------
MORGAN STANLEY EAFE(R) INDEX PORTFOLIO
-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
To equal the performance of the MSCI EAFE(R) Index.

INCEPTION DATE
11/9/98

ASSET CLASS
International Stocks

UNDERLYING INVESTMENTS
Normally invests most of its assets in securities included in the MSCI EAFE(R) Index, which primarily includes equity securities in countries outside the U.S.

NET ASSETS
$49.1 million

PORTFOLIO MANAGEMENT
MetLife
Investment
Department

PERFORMANCE AT-A-GLANCE

For the first half of 1999, Morgan Stanley EAFE(R) Index Portfolio returned 3.52%. The Morgan Stanley Capital International (MSCI) EAFE(R) Index, which the Portfolio is designed to track, returned 3.97% during the same period. The Portfolio's return is net of management fees and expenses. The Portfolio cannot exactly duplicate its Index's return because of differences that primarily result from sampling and transaction costs.

The Portfolio does own shares of most of the companies in the MSCI EAFE(R) Index, which is composed of about 1,000 companies in developed markets outside the U.S.

PORTFOLIO ACTIVITY

During the first half of 1999, stocks in the MSCI EAFE(R) Index were helped as investors gained more confidence in global economic growth. This change in confidence particularly helped Asian markets. Japanese stocks, which currently have a 24% weighting in the MSCI EAFE(R) Index, rose strongly. Another 7% of the MSCI EAFE(R) Index invests in Australia and other Asian markets which were also helped by the improvement in investor sentiment. Stock markets in Europe, which comprise 69% of the Index, were helped when European central banks reduced interest rates in April. However, the new euro currency has been weak relative to the U.S. dollar. This currency weakness has depressed the value of European stocks when translated into U.S. dollars.

PORTFOLIO OUTLOOK

Looking ahead, some of the strategies that have helped U.S. stocks may increasingly be applied by companies in the MSCI EAFE(R) Index. These trends, such as restructuring, mergers, and greater adoption of technology, could support further gains for stocks in the MSCI EAFE(R) Index.

-------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
                  Top Ten Equity Holdings as of June 30, 1999

                                                           % of Total
         Security                                          Net Assets
         ------------------------------------------------------------
         British Petroleum Co. PLC .......................      2.18%
         Nippon Telephone & Telegraph Corp................      1.85%
         Royal Dutch Petroleum Co. .......................      1.58%
         Toyota Motor Corp. ..............................      1.48%
         British Telecommunications PLC ..................      1.35%
         Nokia Oyj .......................................      1.32%
         Glaxo Wellcome PLC ..............................      1.26%
         Novartis AG .....................................      1.25%
         Deutsche Telekom AG .............................      1.15%
         DaimlerChrysler AG ..............................      1.09%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these countries, securities, or industries.

-------------------------------------------------------------------------------
                     DIVERSIFICATION BY COUNTRY AND REGION
-------------------------------------------------------------------------------
                             as of June 30, 1999
                     Based on Market Value of Investments

Japan .................... 24.2%        Netherlands ..............  5.7%
United Kingdo............. 21.7%        Italy ....................  4.4%
Germany ..................  9.7%        Spain ....................  3.0%
France ...................  9.6%        Australia ................  2.9%
Other Europe .............  8.6%        Hong Kong ................  2.6%
Switzerland ..............  6.6%        Other Asia/
                                        Pacific Basin.............  1.0%

-------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 1999
-------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

Year to Date............3.52%
3 Years..................N/A
5 Years..................N/A
10 Years.................N/A

The chart on the left does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

                                     MDA-16

Metropolitan Series Fund, Inc.
Management's Discussion and Analysis
-------------------------------------------------------------------------------
RUSSELL 2000(R) INDEX PORTFOLIO
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
To equal the performance of the Russell 2000 Index.

INCEPTION DATE
11/9/98

ASSET CLASS
Small Cap Stocks

UNDERLYING INVESTMENTS
Normally invests most of its assets in common stocks included in the Russell 2000 Index.

NET ASSETS
$72.2 million

PORTFOLIO MANAGEMENT
MetLife
Investment
Department

PERFORMANCE AT-A-GLANCE

During the first half of 1999, the Portfolio returned 10.25%, ahead of the 9.28% return by the Russell 2000 Index, which the Portfolio is designed to track. The Portfolio's return is net of management fees and expenses. The Portfolio cannot exactly duplicate its Index's return because of differences that primarily result from sampling and transaction costs.

The Portfolio is managed on a sampling basis and owns about 1,600 of the companies in the Index. The Russell 2000 Index is composed of approximately 2,000 U.S. small capitalization stocks.

PORTFOLIO ACTIVITY

Performance of small-capitalization stocks modestly lagged larger stocks during the first half of 1999. However, towards the end of the period, expectations for stronger economic growth gave small-cap stocks a boost. The returns of both the Portfolio and the Index were enhanced by the strong performance of approximately 30 Internet stocks during the first half of the year.

The annual reconstitution of the Russell 2000 Index occurred on June 30th. In this process, stocks are added to or removed from the Index so that the Index continues to represent the small capitalization sector of the stock market.

Many of the Internet stocks, which had become too large for the Index, were removed. After the reconstitution, the largest stock in the Russell 2000 Index had a market capitalization of about $1.5 billion. The Portfolio was able to enhance its returns by purchasing, at advantageous prices, those stocks being added to the Index during this reconstitution.

-------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
                  Top Ten Equity Holdings as of June 30, 1999

                                                          % of Total
           Security                                       Net Assets
          ----------------------------------------------------------
           Lam Research Corp. ..........................      0.20%
           Go2Net, Inc. ................................      0.19%
           VerticalNet, Inc. ...........................      0.19%
           Informix Corp. ..............................      0.18%
           EG&G, Inc. ..................................      0.18%
           Andrew Corp. ................................      0.17%
           Ethan Allen Interiors, Inc. .................      0.17%
           MONY Group, Inc. ............................      0.17%
           IDEC Pharmaceuticals Corp. ..................      0.17%
           General Nutrition Cos., Inc. ................      0.17%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these countries, securities, or industries.

-------------------------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 1999
-------------------------------------------------------------------------------

                            [BAR CHART APEARS HERE]

Year to Date............10.25%
3 Years..................N/A
5 Years..................N/A
10 Years.................N/A


The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.


                                     MDA-17

================================================================================


                               SEMIANNUAL REPORT

                                    of the

                                 Metropolitan
                               Series Fund, Inc.

                                 JUNE 30, 1999


================================================================================

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH GROWTH PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                             VALUE
  SHARES                          ISSUE                                    (NOTE 1A)
-----------------------------------------------------------------------------------------
COMMON STOCK: 97.2%
-----------------------------------------------------------------------------------------
AEROSPACE & DEFENSE:   0.5%

     269,200                Raytheon Co. Cl. B                           $   18,944,950
-----------------------------------------------------------------------------------------
AUTOMOTIVE:   1.3%

     414,814               +Delphi Automotive Systems Corp.                   7,699,985
     593,500                General Motors Corp.                             39,171,000
                                                                       ------------------
                                                                             46,870,985
-----------------------------------------------------------------------------------------
BANKING:   6.9%

   1,758,684               +BankAmerica Corp.                               128,933,521
   1,278,000                Chase Manhattan Corp.                           110,706,750
                                                                       ------------------
                                                                            239,640,271
-----------------------------------------------------------------------------------------
BROADCASTING:   6.2%

   1,903,400                CBS Corp.                                        82,678,937
   1,083,200               *Fox Entertainment Group, Inc. Cl. A              29,178,700
     841,900                Time Warner, Inc.                                61,879,650
   1,004,800               *Viacom, Inc. Cl. B                               44,211,200
                                                                       ------------------
                                                                            217,948,487
-----------------------------------------------------------------------------------------
BUSINESS SERVICES:   2.3%

     956,200                First Data Corp.                                 46,794,037
     391,100                Interpublic Group of Cos., Inc.                  33,879,038
                                                                       ------------------
                                                                             80,673,075
-----------------------------------------------------------------------------------------
CHEMICALS:   2.5%

     681,800                Dow Chemical Co.                                 86,503,375
-----------------------------------------------------------------------------------------
COMPUTER EQUIPMENT & SERVICE:   2.0%

     663,250               *Cisco Systems, Inc.                              42,717,445
     392,500              *+Solectron Corp.                                  26,174,844
                                                                       ------------------
                                                                             68,892,289
-----------------------------------------------------------------------------------------
DRUGS & HEALTH CARE:   5.4%

     504,300                American Home Products Corp.                     28,997,250
     728,200               *Amgen, Inc.                                      44,306,419
     372,900                Bristol-Myers Squibb Co.                         26,266,144
     889,300                Pharmacia & Upjohn, Inc.                         50,523,356
     743,700                Schering-Plough Corp.                            39,416,100
                                                                       ------------------
                                                                            189,509,269
-----------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT:  6.0%

   1,001,500               +Allied-Signal, Inc.                              63,094,500
     911,100               +Black & Decker Corp.                             57,513,187
     794,700                General Electric Co.                         $   89,801,100
                                                                       ------------------
                                                                            210,408,787
-----------------------------------------------------------------------------------------
ELECTRONICS:   6.0%

     744,000               *Intel Corp.                                      44,244,750
     764,600                Lucent Technologies, Inc.                        51,562,712
     650,500               *Teradyne, Inc.                                   46,673,375
     467,700                Texas Instruments, Inc.                          67,816,500
                                                                       ------------------
                                                                            210,297,337
-----------------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE:   0.6%

     374,200                Harley Davidson, Inc.                            20,347,125
-----------------------------------------------------------------------------------------
FINANCIAL SERVICES:   5.8%

     298,000                American Express Co.                             38,777,250
     386,100                Capital One Financial Corp.                      21,500,944
   1,746,523                Citigroup, Inc.                                  82,959,842
   1,289,000               +Household International, Inc.                    61,066,375
                                                                       ------------------
                                                                            204,304,411
-----------------------------------------------------------------------------------------
FOOD & BEVERAGES:   2.8%

     226,500                Anheuser-Busch Co., Inc.                         16,067,344
   1,497,900               +Coca Cola Enterprises, Inc.                      44,562,525
     988,900                PepsiCo, Inc.                                    38,258,069
                                                                       ------------------
                                                                             98,887,938
-----------------------------------------------------------------------------------------
HOTEL & MOTEL:   0.8%

   1,691,200               *Mirage Resorts, Inc.                             28,327,600
-----------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS:   2.2%

     453,200                Colgate-Palmolive Co.                            44,753,500
     371,700                Procter & Gamble Co.                             33,174,225
                                                                       ------------------
                                                                             77,927,725
-----------------------------------------------------------------------------------------
INSURANCE:   3.7%

   1,592,100                ACE Ltd.                                         44,976,825
     405,700                American International Group, Inc.               47,492,256
     566,700               +Equitable Cos., Inc.                             37,968,900
                                                                       ------------------
                                                                            130,437,981
-----------------------------------------------------------------------------------------
LIQUOR:   2.0%

   1,404,400                Seagram Ltd.                                     70,746,650
-----------------------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLY:   2.7%

     776,100                Baxter International, Inc.                       47,051,062


                                      MSF-1

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH GROWTH PORTFOLIO
JUNE 30, 1999 (unaudited)
                                                                       VALUE
  SHARES                          ISSUE                              (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK:(CONTINUED)
--------------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLY:(CONTINUED)

     235,400                Guidant Corp.                        $   12,108,388
     355,900                Johnson & Johnson                        34,878,200
                                                              ------------------
                                                                     94,037,650
--------------------------------------------------------------------------------
METALS-NON-FERROUS: 0.1%

     177,200                Engelhard Corp.                           4,009,150
--------------------------------------------------------------------------------
MULTI-INDUSTRY: 3.6%

   1,308,800                Tyco International Ltd.                 124,008,800
--------------------------------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT: 3.1%

     247,600               *EMC Corp.                                13,618,000
     564,400                International Business Machines Corp.    72,948,700
     225,600                Pitney-Bowes, Inc.                       14,494,800
     111,900               *Sun Microsystems, Inc.                    7,710,609
                                                              ------------------
                                                                    108,772,109
--------------------------------------------------------------------------------
OIL: 2.6%

   1,413,240                TOTAL SA ADR                             91,065,653
--------------------------------------------------------------------------------
OIL & GAS EXPLORATION: 0.4%

   1,314,400               *Ocean Energy, Inc.                       12,651,100
--------------------------------------------------------------------------------
OIL-EQUIPMENT & SERVICES: 1.0%

     763,300                Halliburton Co.                          34,539,325
--------------------------------------------------------------------------------
OIL-INTERNATIONAL: 4.2%

     318,460               +BP Amoco PLC ADR                         34,552,910
     877,200                Exxon Corp.                              67,654,050
     721,600                Royal Dutch Petroleum Co.                43,476,400
                                                              ------------------
                                                                    145,683,360
--------------------------------------------------------------------------------
POLLUTION CONTROL: 1.7%

   1,105,900               *Waste Management, Inc.                   59,442,125
--------------------------------------------------------------------------------
PRINTING & PUBLISHING: 0.6%

     515,300               +Readers Digest Association, Inc. Cl. A   20,483,175
--------------------------------------------------------------------------------
RESTAURANT: 2.1%

   1,764,600                McDonald's Corp.                         72,900,038
--------------------------------------------------------------------------------
RETAIL GROCERY: 1.2%

   1,460,600               *Kroger Co.                               40,805,513
--------------------------------------------------------------------------------
RETAIL TRADE: 5.8%

     495,200              *+Best Buy Co., Inc.                       33,426,000
     909,900                CVS Corp.                                46,177,425
     786,500                Dayton-Hudson Corp.                      51,122,500
   1,075,100               *Staples, Inc.                            33,227,309
     787,100                Wal-Mart Stores, Inc.                    37,977,575
                                                              ------------------
                                                                    201,930,809
--------------------------------------------------------------------------------
SOFTWARE: 2.4%

     291,700                Electronic Data Systems Corp.            16,499,281
     741,600               *Microsoft Corp.                          66,836,700
                                                              ------------------
                                                                     83,335,981
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT & SERVICES: 1.5%

     379,100               +Nokia Corp. ADR                          34,711,344
     548,800               *Qwest Communications
                            International, Inc.                      18,161,850
                                                              ------------------
                                                                     52,873,194
--------------------------------------------------------------------------------
UTILITIES-ELECTRIC: 1.0%

     894,600                Unicom Corp.                             34,498,013
--------------------------------------------------------------------------------
UTILITIES-GAS & PIPELINES: 1.2%

     500,100                Enron Corp.                              40,883,175
--------------------------------------------------------------------------------
UTILITIES-TELEPHONE: 5.0%

     686,200                AT&T Corp.                               38,298,538
     578,000               +Bell Atlantic Corp.                      37,786,750
   1,133,100               *MCI WorldCom, Inc.                       97,482,009
                                                              ------------------
                                                                    173,567,297
--------------------------------------------------------------------------------
                            TOTAL COMMON STOCK
                            (Cost : $2,579,561,249) ..........    3,396,154,722
                                                              ------------------
--------------------------------------------------------------------------------
    FACE                                INTEREST   MATURITY         VALUE
   AMOUNT                ISSUE            RATE       DATE         (NOTE 1A)
--------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 2.9%
--------------------------------------------------------------------------------
 $19,000,000       American Express
                   Credit Corp.            4.950%     7/1/99    $   19,000,000
  17,931,000       American Express
                   Credit Corp.            5.250%     7/1/99        17,931,000
  25,532,000       Commercial Credit
                   Co.                     5.000%     7/6/99        25,532,000
  15,000,000       Commercial Credit
                   Co.                     5.010%    7/19/99        15,000,000
  16,870,000       Ford Motor Credit
                   Co.                     4.900%     7/2/99        16,870,000
   2,778,000       Ford Motor Credit
                   Co.                     5.080%     7/2/99         2,778,000


                                      MSF-2

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH GROWTH PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

    FACE                                    INTEREST   MATURITY         VALUE
   AMOUNT               ISSUE                 RATE       DATE         (NOTE 1A)
--------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS:(CONTINUED)
--------------------------------------------------------------------------------
$    147,000        Ford Motor Credit
                    Co.                     5.250%     7/6/99    $      147,000
   4,380,000        Household Finance
                    Corp.                   4.930%     7/6/99         4,380,000
                                                                ----------------
                    TOTAL SHORT TERM OBLIGATIONS
                    (Cost: $101,638,000) ....................       101,638,000
                                                                ----------------
--------------------------------------------------------------------------------
                    TOTAL INVESTMENTS: 100.1%
                    (Cost $2,681,199,249)                         3,497,792,722
                    OTHER ASSETS LESS LIABILITIES (0.1%) ....        (2,547,795)
                                                                ----------------
                    TOTAL NET ASSETS: 100.0% ................    $3,495,244,927
                                                                ================
--------------------------------------------------------------------------------

LEGEND:
------
* Non-income producing security.
+ Securities on loan.
ADR (American depository receipt) represents ownership of foreign securities.

SECURITIES LENDING: (Note 7)
----------------------------
 As of June 30, 1999, the market value of securities loaned was $131,130,386 with collateral backing valued at $136,213,403.

                       See Notes to Financial Statements.



                                      MSF-3

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH INCOME PORTFOLIO
JUNE 30, 1999 (UNAUDITED)


  FACE                                         INTEREST    MATURITY       VALUE
 AMOUNT                   ISSUE                  RATE        DATE       (NOTE 1A)
----------------------------------------------------------------------------------
CORPORATE BONDS: 52.4%
----------------------------------------------------------------------------------
ASSET BACKED: 1.1%

$ 1,900,000           Arcadia Auto Trust
                      Ser. 97-B A5               6.700%    2/15/05   $  1,922,382
  3,983,108           World Omni Automobile
                      Lease Trust Ser. 97-B
                      A3                         6.180%   11/25/03      3,986,813
                                                                    --------------
                                                                        5,909,195
----------------------------------------------------------------------------------
AUTOMOTIVE: 1.3%

  5,175,000         ++Lear Corp. 144A            8.110%    5/15/09      5,029,841
  1,500,000           Lear Seating Corp.
                      Sub.                       8.250%     2/1/02      1,503,750
                                                                    --------------
                                                                        6,533,591
----------------------------------------------------------------------------------
BANKING: 2.2%

  1,150,000           BankAmerica Corp.          5.875%    2/15/09      1,055,804
  5,300,000           Capital One Bank           6.620%     8/4/03      5,246,894
  5,350,000           Capital One Bank           6.650%    3/15/04      5,239,255
                                                                    --------------
                                                                       11,541,953
----------------------------------------------------------------------------------
CHEMICALS: 0.5%

  2,400,000         ++Rohm & Haas Co. 144A       7.400%    7/15/09      2,399,424
----------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS: : 6.2%

  2,405,962           Chase Commercial
                      Mortgage Sec. Corp.
                      Ser. 98-2 A1               6.025%    8/18/07      2,345,907
  1,824,575           Chase Commercial
                      Mortgage Sec.
                      Ser. 97-1 A1               7.270%    7/19/04      1,855,650
  1,425,000           Credit Suisse First
                      Boston Ser. 97-C2 A2       6.520%    7/17/07      1,397,498
  5,500,000           General Motors
                      Acceptance Corp.           5.950%    3/14/03      5,370,695
  5,375,000           GMAC Commercial
                      Mortgage Security,
                      Inc.                       6.175%    5/15/33      5,104,570
  2,050,000           GMAC Commercial
                      Mortgage Security,
                      Inc. Ser. 97-C2 A          6.550%    4/15/29      2,016,047
  6,902,508           GMAC Commercial
                      Mortgage Security,
                      Inc. Ser. 98-C1 A1         6.411%   11/15/07      6,835,640
    874,711           Morgan Stanley
                      Capital, Inc.
                      Ser. 98 HF1-A1             6.190%    1/15/07        858,036
  2,315,631           Morgan Stanley
                      Capital, Inc.
                      Ser. 98 XL1-A1             6.220%     5/3/05      2,270,765
  3,774,569           Structured Asset
                      Securities Corp.           6.790%   10/15/34      3,799,339
                                                                    --------------
                                                                       31,854,147
----------------------------------------------------------------------------------
DRUGS & HEALTH CARE: 0.8%

$ 2,200,000           HealthSouth Corp. Sr.      7.000%    6/15/08   $  2,002,220
  1,900,000           HealthSouth Corp. Sr.      9.500%     4/1/01      1,946,759
                                                                    --------------
                                                                        3,948,979
----------------------------------------------------------------------------------
FINANCIAL SERVICES: : 17.3%

  1,900,000           Advanta Master Trust
                      II Ser. 95-F A1            6.050%     8/1/03      1,904,142
  2,800,000           Associates Corp. of
                      North America              6.375%   10/15/02      2,801,092
  1,800,000           Associates Corp. of
                      North America              6.750%    7/15/01      1,819,404
  1,800,000           CIT Group Holdings,
                      Inc. Sr.                   6.700%    5/28/01      1,814,076
  6,745,000           Citibank Credit Card
                      Master Trust I             5.875%    3/10/11      6,281,281
  7,800,000           Citibank Credit Card
                      Master Trust I Ser. 98 A   5.300%     1/9/06      7,439,250
  4,125,000           Citibank Credit Card
                      Master Trust I
                       Ser. 98-1 A               5.750%    1/15/03      4,108,211
  5,200,000          +Citigroup, Inc.            6.200%    3/15/09      4,904,484
  3,075,000           Countrywide Funding
                      Corp.                      6.580%    9/21/01      3,085,055
  3,100,000           Discover Card Master
                      Trust I Ser. 98 A          5.600%    5/15/06      2,980,836
  3,750,000           Donaldson, Lufkin &
                      Jenrette, Inc.             6.240%   11/12/31      3,577,148
  5,225,000           Donaldson, Lufkin &
                      Jenrette, Inc.             6.460%    1/10/09      5,055,188
  2,125,000         ++ERAC USA Finance Co.
                      144A                       6.625%    2/15/05      2,056,341
  2,850,000         ++ERAC USA Finance Co.
                      144A                       6.625%    5/15/06      2,745,797
  2,750,000         ++ERAC USA Finance Co.
                      144A                       6.750%    5/15/07      2,620,778
  3,800,000           Fleet Mortgage Group,
                      Inc.                       7.060%    7/26/02      3,841,990
  2,600,000         ++Florida Windstorm-MBIA
                      Sr. Ser. 99 144A           7.125%    2/25/19      2,545,036
 10,275,000           Ford Motor Credit Co.      5.800%    1/12/09      9,390,323
  1,025,000           GE Global Insurance
                      Holding Corp.              7.000%    2/15/26      1,002,040
  4,425,000           Green Tree Financial
                      Corp. Sr. A5               6.180%    12/1/17      4,379,334
  3,925,000           Green Tree Financial
                      Corp. Sr. Cl. A 4          5.980%     5/1/13      3,889,400
  2,300,000           Household Finance
                      Corp.                      6.125%    7/15/02      2,280,174


                                     MSF-4

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH INCOME PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

  FACE                                          INTEREST   MATURITY        VALUE
 AMOUNT                   ISSUE                   RATE       DATE        (NOTE 1A)
----------------------------------------------------------------------------------
CORPORATE BONDS:(CONTINUED)
----------------------------------------------------------------------------------
FINANCIAL SERVICES:(CONTINUED)
$ 1,700,000           Household Finance
                      Corp. Sr.                  6.750%    6/1/00    $  1,710,353
  1,950,000           MBNA Master Credit
                      Card Tr. II Ser 98-J A     5.250%    2/15/06      1,865,897
  2,525,000           MBNA Master Credit
                      Card Trust II              5.900%    8/15/11      2,372,692
  1,900,000           Prime Credit Card
                      Master Trust
                      Ser. 95-1 A                6.750%   11/15/05      1,913,642
                                                                    --------------
                                                                       88,383,964
----------------------------------------------------------------------------------
FOOD & BEVERAGES: 1.9%

  4,975,000           Coca-Cola Co.              5.750%   11/1/08       4,589,985
  5,325,000         ++Pepsi Bottling Group,
                      Inc. 144A                  5.625%   2/17/09       4,914,389
                                                                    --------------
                                                                        9,504,374
----------------------------------------------------------------------------------
HEALTHCARE SERVICES: 2.6%

  2,600,000           Columbia HCA
                      Healthcare Corp.           6.870%    9/15/03      2,421,354
  3,800,000           Columbia HCA
                      Healthcare Corp.           7.690%    6/15/25      3,160,612
  3,000,000           Columbia HCA
                      Healthcare Corp.           7.750%    7/15/36      2,443,050
  5,625,000           Tenet Healthcare Corp.
                      Sr.                        8.000%    1/15/05      5,456,250
                                                                    --------------
                                                                       13,481,266
----------------------------------------------------------------------------------
INDUSTRIALS: 3.4%

  6,100,000           Aramark Services, Inc.     6.750%     8/1/04      5,875,032
  3,400,000           Beckman Coulter, Inc.
                      Sr.                        7.100%     3/4/03      3,300,346
    826,667           Chevron Corp. Profit
                      Sharing Amort.             8.110%    12/1/04        864,966
  1,950,000           Oracle Corp. Sr.           6.910%    2/15/07      1,841,502
  1,025,000           Owens-Illinois, Inc.
                      Sr.                        7.850%    5/15/04      1,025,810
    775,000         ++Scotts Co. 144A            8.625%    1/15/09        763,375
  4,125,000           United Technologies
                      Corp.                      6.700%     8/1/28      3,859,927
                                                                    --------------
                                                                       17,530,958
----------------------------------------------------------------------------------
MORTGAGE RELATED: 0.4%

  1,902,300           LB Commercial Conduit
                      and Mortgage Ser.
                      98-C1 A1                   6.330%    2/18/30      1,887,438
----------------------------------------------------------------------------------
NEWSPAPERS: 1.8%

  5,300,000           News America, Inc. Sr.     6.625%     1/9/08      5,010,938
  2,600,000           News America, Inc. Sr.     7.125%     4/8/28      2,348,892
$ 1,975,000           News America, Inc. Sr.     7.750%    1/20/24   $  1,914,901
                                                                    --------------
                                                                        9,274,731
----------------------------------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT: 1.3%

  1,450,000           First Union Corp.          6.070%   10/15/35      1,371,156
  5,275,000           Xerox Corp.                5.875%    5/15/04      5,085,100
                                                                    --------------
                                                                        6,456,256
----------------------------------------------------------------------------------
OIL & GAS EXPLORATION: 0.5%

  2,650,000           Union Pacific
                      Resources Group, Inc.      7.300%    4/15/09      2,550,307
----------------------------------------------------------------------------------
POLLUTION CONTROL: 1.2%

  2,000,000           Allied Waste
                      Industries, Inc.           7.875%     1/1/09      1,855,000
  4,125,000           USA Waste Services,
                      Inc. Sr.                   7.000%    10/1/04      4,167,116
                                                                    --------------
                                                                        6,022,116
----------------------------------------------------------------------------------
RESTAURANT: 0.6%

  3,500,000           Darden Restaurants,
                      Inc.                       7.125%     2/1/16      3,122,455
----------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT & SERVICES: 4.0%

  5,100,000         ++Cable & Wireless PLC
                      144A                       8.125%    6/15/09      5,194,350
  3,000,000         ++Charter Communications
                      Holdings 144A              8.625%     4/1/09      2,872,500
  4,850,000           Lucent Technologies,
                      Inc.                       6.450%    3/15/29      4,387,358
  4,600,000         ++Orange PLC 144A            8.750%     1/1/80      4,570,146
  3,675,000         ++Telecommunicaciones De
                      Puerto 144A                6.650%    5/15/06      3,547,588
                                                                    --------------
                                                                       20,571,942
----------------------------------------------------------------------------------
UTILITIES-ELECTRIC: 5.3%

  3,500,000           Arizona Public Service
                      Sr.                        6.750%   11/15/06      3,465,805
  5,200,000           Calpine Corp.              7.750%    4/15/09      4,940,000
  1,750,000         ++Edison Mission Energy
                      Funding Ser. A 144A        7.330%    9/15/08      1,744,470
  5,000,000           NRG Energy, Inc.           7.500%     6/1/09      4,932,400
  3,500,000           PECO Energy Co.            6.050%     3/1/09      3,352,335
  5,330,000           PECO Energy Co.            6.130%     3/1/09      5,065,152
  3,900,000           Southern California
                      Edison Co.                 6.500%     6 1 01      3,924,336
                                                                    --------------
                                                                       27,424,498
----------------------------------------------------------------------------------
                      TOTAL CORPORATE BONDS
                      (Cost: $277,814,031) .......................    268,397,594
                                                                    --------------
----------------------------------------------------------------------------------


                                     MSF-5

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH INCOME PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

  FACE                                          INTEREST   MATURITY       VALUE
 AMOUNT                   ISSUE                   RATE       DATE        (NOTE 1A)
----------------------------------------------------------------------------------
FEDERAL AGENCY OBLIGATIONS: 10.5%
----------------------------------------------------------------------------------
$10,475,000           Federal Home Loan
                      Mortgage Corp.             6.500%     6/1/29   $ 10,111,622
  1,250,000           Federal Home Loan
                      Mortgage Corp.             7.100%    4/10/07      1,299,800
    419,109           Federal Home Loan
                      Mortgage Corp.             9.000%    12/1/09        438,128
    270,139           Federal National
                      Mortgage Assoc.            7.750%     9/1/06        274,934
    382,053           Federal National
                      Mortgage Assoc.            7.750%     3/1/08        390,622
     35,782           Federal National
                      Mortgage Assoc.            7.750%     4/1/08         36,585
     77,800           Federal National
                      Mortgage Assoc.            8.000%     6/1/08         80,079
    626,214           Federal National
                      Mortgage Assoc.            8.250%     7/1/08        649,741
    580,333           Federal National
                      Mortgage Assoc.            8.500%     2/1/09        609,036
    185,864           Federal National
                      Mortgage Assoc.            8.500%     9/1/09        195,079
     90,669           Federal National
                      Mortgage Assoc.            9.000%     4/1/16         97,448
  1,972,541           Federal National
                      Mortgage Assoc.            5.500%    12/1/13      1,866,517
    984,432           Federal National
                      Mortgage Assoc.            5.500%    12/1/13        931,519
     73,920           Federal National
                      Mortgage Assoc.            5.500%     2/1/14         69,947
  5,265,038           Federal National
                      Mortgage Assoc.            6.000%    12/1/28      4,945,819
 10,250,000           Federal National
                      Mortgage Assoc.            7.000%   12/31/99     10,112,240
  8,650,000           Federal National
                      Mortgage Assoc.            7.500%   12/31/99      8,717,557
 10,025,000           Federal National
                      Mortgage Assoc.            7.500%     6/1/29     10,125,250
  2,948,267           Government National
                      Mortgage Assoc.            6.500%   11/15/28      2,834,935
    140,125           Government National
                      Mortgage Assoc.            7.500%    5/15/07        142,999
                                                                    --------------
                      TOTAL FEDERAL AGENCY OBLIGATIONS
                      (Cost: $54,483,874) ........................     53,929,857
                                                                    --------------
----------------------------------------------------------------------------------
FEDERAL TREASURY OBLIGATIONS: 15.1%
----------------------------------------------------------------------------------
$10,150,000          +U.S. Treasury Bond         5.250%   11/15/28   $  8,997,061
  5,925,000          +U.S. Treasury Bond         5.250%    2/15/29      5,323,257
  8,575,000          +U.S. Treasury Bond         6.625%    2/15/27      9,055,972
  7,350,000          +U.S. Treasury Bond         8.125%    5/15/21      8,950,903
 10,450,000          +U.S. Treasury Bond         8.125%    8/15/21     12,740,849
  4,375,000          +U.S. Treasury Bond         8.500%    2/15/20      5,486,513
  1,675,000          +U.S. Treasury Bond        12.000%    8/15/13      2,351,801
  5,975,000           U.S. Treasury Note         4.750%    2/15/04      5,747,173
  7,325,000          +U.S. Treasury Note         6.375%    8/15/02      7,472,672
  7,175,000          +U.S. Treasury Note         7.000%    7/15/06      7,599,904
  7,775,000           U.S. Treasury Strip        0.000%    5/15/18      2,365,777
  1,100,000           U.S. Treasury Strip        0.000%   11/15/01        965,030
                                                                    --------------
                      TOTAL FEDERAL TREASURY OBLIGATIONS
                      (Cost: $80,610,282) ........................     77,056,912
                                                                    --------------
----------------------------------------------------------------------------------
FOREIGN OBLIGATIONS: 1.9%
----------------------------------------------------------------------------------
 12,725,000      /NZD/New Zealand                8.000%   11/15/06      7,312,614
  3,950,000      /NZD/New Zealand               10.000%    3/15/02      2,316,627
                                                                    --------------
                      TOTAL FOREIGN OBLIGATIONS
                      (Cost: $10,736,061) ........................      9,629,241
                                                                    --------------
----------------------------------------------------------------------------------
STATE AGENCY OBLIGATION: 3.9%
----------------------------------------------------------------------------------
  2,500,000           California
                      Infrastructure
                      Ser. 97-1 A5               6.250%    6/25/04      2,488,281
  4,950,000           California
                      Infrastructure
                      Ser. 97-1 A6               6.310%    9/25/08      4,840,172
  8,775,000           California
                      Infrastructure
                      Ser. 97-1 A7               6.420%    9/25/08      8,658,800
  3,950,000           New Jersey Economic
                      Development Authority
                      State Pension Funding
                      Ser. A                     7.425%    2/15/29      4,122,536
                                                                    --------------
                      TOTAL STATE AGENCY OBLIGATION
                      (Cost: $21,068,017) ........................     20,109,789
                                                                    --------------
----------------------------------------------------------------------------------
YANKEE BONDS: 7.4%
----------------------------------------------------------------------------------
  1,500,000           City of Naples             7.520%    7/15/06      1,533,810
  3,800,000         ++DR Investments
                      Sr. 144A                   7.100%    5/15/02      3,834,124
  6,450,000           Hellenic Republic of
                      Greece Sr.                 6.950%     3/4/08      6,384,413
  5,200,000           Province of Quebec         5.750%    2/15/09      4,784,208
  5,200,000           Province of Quebec         7.000%    1/30/07      5,234,840


                                     MSF-6

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH INCOME PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

  FACE                                      INTEREST     MATURITY      VALUE
 AMOUNT                   ISSUE               RATE         DATE      (NOTE 1A)
--------------------------------------------------------------------------------
YANKEE BONDS:(CONTINUED)
--------------------------------------------------------------------------------
$ 4,500,000        +Province of Quebec         7.125%     2/9/24   $  4,381,155
  5,275,000         Republic of Panama         4.000%    7/17/14      3,857,344
  6,300,000         Republic of Peru           4.500%     3/7/17      3,780,000
  2,100,000         TransCanada Pipelines
                    Ltd.                       6.430%    3/15/04      2,079,924
  2,200,000       ++Woodside Finance Ltd.
                    144A                       6.600%    4/15/08      2,047,694
                                                                   -------------
                    TOTAL YANKEE BONDS
                    (Cost: $40,196,024) ........................     37,917,512
                                                                   -------------
--------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 11.7%
--------------------------------------------------------------------------------
 10,000,000         American Express
                    Credit Corp.               5.050%    7/12/99     10,000,000
  4,634,000         American Express
                    Credit Corp.               5.060%    7/20/99      4,634,000
  3,116,000         American Express
                    Credit Corp.               5.280%     7/8/99      3,116,000
  3,000,000         Associates First
                    Capital Corp.              5.700%     7/1/99      3,000,000
  3,273,000         Chevron USA, Inc.
                    Yrs 1+2                    5.160%    7/12/99      3,273,000
  7,445,000         Commercial Credit Co.      5.200%     7/9/99      7,445,000
  9,356,000         Ford Motor Credit Co.      4.900%     7/2/99      9,356,000
 10,000,000         General Electric
                    Capital Corp.              5.060%     8/2/99     10,000,000
  9,016,000         Norwest Financial,
                    Inc.                       4.900%     7/7/99      9,016,000
                                                                    ------------
                    TOTAL SHORT TERM OBLIGATIONS
                    (Cost: $59,840,000) ........................     59,840,000
                                                                   -------------
--------------------------------------------------------------------------------
                    TOTAL INVESTMENTS: 102.9%
                    (Cost $544,748,289)                             526,880,905
                    OTHER ASSETS LESS LIABILITIES (2.9)%........    (14,921,112)
                                                                  --------------
                    TOTAL NET ASSETS: 100% .....................   $511,959,793
                                                                  ==============
--------------------------------------------------------------------------------

LEGEND:
------

 +Securities on Loan
++Restricted security

SECURITIES LENDING: (Note 7)
---------------------------
  As of June 30, 1999, the market value of securities loaned was $21,211,823 with collateral backing valued at $21,469,153.

RESTRICTED SECURITIES: (Note 2)
------------------------------
                                                                      VALUATION
                                  ACQUISITION       ACQUISITION      AS OF JUNE,
               ISSUE                 DATE              COST           30, 1999
--------------------------------------------------------------------------------
Cable & Wireless PLC 144A           6/28/99         $ 5,090,361     $ 5,194,350
Charter Communications
Holdings 144A                       3/12/99           2,990,850       2,872,500
DR Investments Sr. 144A              5/6/97              32,333       3,834,500
Edison Mission Energy Funding
Ser. A 144A                          1/7/97           1,741,950       1,744,470
ERAC USA Finance Co. 144A           2/10/98           2,123,215       2,056,341
ERAC USA Finance Co. 144A            5/6/98           2,740,073       2,620,778
ERAC USA Finance Co. 144A           4/28/99           2,847,692       2,745,797
Florida Windstorm-MBIA Sr.
Ser. 97 144A                        3/20/98           2,333,813       2,545,036
Lear Corp. 144A                     5/13/99           5,175,000       5,029,841
Orange PLC 144A                      6/4/99           4,576,172       4,570,146
Pepsi Bottling Group, Inc. 144A      2/3/99           5,301,943       4,914,389
Rohm & Haas Co. 144A                6/30/99           2,399,424       2,399,424
Scotts Co. 144A                     1/14/99             775,000         763,375
Telecommunications De Puerto
144A                                5/13/99           3,673,640       3,547,588
Woodside Finance, Ltd. 144A          4/3/98           2,196,282       2,047,694

The aggregate value of restricted securities at June 30, 1999 was $46,885,853 or 9.16% of the Income Portfolio's net assets.

                       See Notes to Financial Statements.

                                     MSF-7

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH MONEY MARKET PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

   FACE                                    INTEREST   MATURITY        VALUE
  AMOUNT                  ISSUE               RATE       DATE       (NOTE 1A)
--------------------------------------------------------------------------------
BANKERS' ACCEPTANCES: 1.9%
--------------------------------------------------------------------------------
$1,000,000       BankAmerica Corp.            4.830%     7/7/99   $    999,195
                 TOTAL BANKERS' ACCEPTANCES
                 (Cost: $999,195) .............................        999,195
                                                                  --------------
--------------------------------------------------------------------------------
COMMERCIAL PAPER: 85.2%
--------------------------------------------------------------------------------
 1,500,000       AIG Funding                  5.180%   10/29/99      1,474,100
   450,000       American Express Credit
                 Corp.                        4.800%     7/7/99        449,640
 1,000,000       American General Finance
                 Corp.                        4.810%    8/26/99        992,518
   600,000       American General Finance
                 Corp.                        4.820%    7/29/99        597,751
 1,000,000       American General Finance
                 Corp.                        5.080%   10/18/99        984,619
   500,000       American Telephone &
                 Telegraph Co.                4.830%     7/2/99        499,933
 1,000,000       American Telephone &
                 Telegraph Co.                4.790%    7/28/99        996,407
 2,000,000       Associates Corp. of
                 North America                4.850%    9/16/99      1,979,253
   700,000       Associates First Capital
                 Corp.                        4.920%    9/14/99        692,825
 2,000,000       Caterpillar Financial
                 Services                     4.770%     8/5/99      1,990,725
   300,000       Caterpillar Financial
                 Services                     4.780%     8/4/99        298,646
   700,000       CIT Group Holdings, Inc.     4.790%    8/10/99        696,274
   200,000       CIT Group Holdings, Inc.     4.780%    8/10/99        198,938
 1,625,000       Coca-Cola Co.                5.000%    9/27/99      1,605,139
 1,000,000       Coca-Cola Co.                4.950%    9/21/99        988,725
   300,000       Deere & Co.                  4.780%    8/10/99        298,407
 1,700,000       Deere & Co.                  4.830%    8/24/99      1,687,683
   600,000       Deere & Co.                  4.960%    9/21/99        593,221
 2,000,000       DuPont (E.I.) de Nemours
                 & Co.                        5.000%    9/29/99      1,975,000
   763,000       Exxon Corp.                  5.700%     7/1/99        763,000
 1,000,000       Ford Motor Credit Co.        4.790%    7/13/99        998,403
   975,000       Ford Motor Credit Co.        4.790%    7/27/99        971,627
   650,000       Ford Motor Credit Co.        5.060%   10/12/99        640,590
   600,000       General Electric Capital
                 Corp.                        4.830%    7/23/99        598,229
 1,400,000       General Electric Capital
                 Corp.                        5.000%    10/7/99      1,380,944
   360,000       General Electric Capital
                 Corp.                        4.900%    9/14/99        356,325
   350,000       General Electric Capital
                 Corp.                        4.810%    8/19/99        347,709
 1,400,000       General Motors
                 Acceptance Corp.             4.800%    7/23/99      1,395,893
 1,300,000       General Motors
                 Acceptance Corp.             4.800%    8/13/99      1,292,547
 1,000,000       Goldman Sachs Group LP       4.820%     9/1/99        991,699
 1,700,000       Goldman Sachs Group LP       4.800%     9/3/99      1,685,493
   900,000       Household Finance Corp.      4.930%    9/23/99        889,647
 1,100,000       Household Finance Corp.      5.020%    10/5/99      1,085,275
   600,000       Household Finance Corp.      5.190%   10/12/99        591,090
 1,000,000       McGraw-Hill, Inc.            5.030%    9/23/99        988,263
   586,000       McGraw-Hill, Inc.            4.810%     7/7/99        585,530
   450,000       Merrill Lynch & Co., Inc.    4.830%    7/22/99        448,732
 1,400,000       Merrill Lynch & Co., Inc.    4.790%    7/16/99      1,397,206
   800,000       Merrill Lynch & Co., Inc.    4.780%    7/19/99        798,088
   700,000       Morgan (J.P.) & Co., Inc.    4.930%    9/15/99        692,715
 2,000,000       Morgan (J.P.) & Co., Inc.    4.810%     9/8/99      1,981,562
 1,100,000       Norwest Financial, Inc.      4.800%    7/29/99      1,095,893
 1,000,000       Sara Lee Corp.               4.800%     7/1/99      1,000,000
 1,000,000       Sears Roebuck Acceptance
                 Corp.                        4.860%     7/7/99        999,190
 1,500,000       Sears Roebuck Acceptance
                 Corp.                        5.070%   10/14/99      1,477,819
                                                                  --------------
                 TOTAL COMMERCIAL PAPER
                 (Cost: $44,453,273) ..........................     44,453,273
                                                                  --------------
--------------------------------------------------------------------------------
FOREIGN OBLIGATIONS: 12.9%
--------------------------------------------------------------------------------
 2,000,000       Canadian Imperial
                 Holdings, Inc.               4.890%    8/30/99      1,983,700
 1,100,000       Province de Quebec           4.790%    7/15/99      1,097,951
   165,000       Province de Quebec           4.800%    7/19/99        164,604
   800,000       Province de Quebec           4.810%    8/19/99        794,762
 1,425,000       Province of British
                 Columbia                     4.800%     7/6/99      1,424,050
 1,275,000       Province of British
                 Columbia                     4.820%     9/7/99      1,263,392
                                                                  --------------
                 TOTAL FOREIGN OBLIGATIONS
                 (Cost: $6,728,459) ...........................      6,728,459
                                                                  --------------
--------------------------------------------------------------------------------
                 TOTAL INVESTMENTS : 100.0%
                 (Cost $52,180,927) ...........................     52,180,927
                 OTHER ASSETS LESS LIABILITIES : 0.0% .........         (7,561)
                                                                  --------------
                 TOTAL NET ASSETS : 100.0% ....................   $ 52,173,366
                                                                  ==============
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                                      MSF-8

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
JUNE 30, 1999 (UNAUDITED)


                                                                    VALUE
SHARES                           ISSUE                             (NOTE 1A)
-------------------------------------------------------------------------------
COMMON STOCK:   53.9%
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE: 0.3%
123,200                Raytheon Co. Cl. B                         $  8,670,200
-------------------------------------------------------------------------------
AUTOMOTIVE: 0.7%
188,432               *Delphi Automotive Systems Corp.               3,497,760
269,600                General Motors Corp.                         17,793,600
                                                                 --------------
                                                                    21,291,360
-------------------------------------------------------------------------------
BANKING: 3.8%
808,946                BankAmerica Corp.                            59,305,854
580,700                Chase Manhattan Corp.                        50,303,137
                                                                 --------------
                                                                   109,608,991
-------------------------------------------------------------------------------
BROADCASTING: 3.5%
874,300                CBS Corp.                                    37,977,406
511,000               *Fox Entertainment Group, Inc. Cl. A          13,765,063
385,100                Time Warner, Inc.                            28,304,850
461,600               *Viacom, Inc. Cl. B                           20,310,400
                                                                 --------------
                                                                   100,357,719
-------------------------------------------------------------------------------
BUSINESS SERVICES: 1.3%
435,600                First Data Corp.                             21,317,175
178,900                Interpublic Group of Cos., Inc.              15,497,212
                                                                 --------------
                                                                    36,814,387
-------------------------------------------------------------------------------
CHEMICALS: 1.4%
312,800                Dow Chemical Co.                             39,686,500
-------------------------------------------------------------------------------
COMPUTER EQUIPMENT & SERVICE: 1.1%
304,400               *Cisco Systems, Inc.                          19,605,262
179,700               *Solectron Corp.                              11,983,744
                                                                 --------------
                                                                    31,589,006
-------------------------------------------------------------------------------
DRUGS & HEALTH CARE: 3.0%
229,700                American Home Products Corp.                 13,207,750
335,000               *Amgen, Inc.                                  20,382,656
170,200                Bristol-Myers Squibb Co.                     11,988,463
402,000                Pharmacia & Upjohn, Inc.                     22,838,625
337,000                Schering-Plough Corp.                        17,861,000
                                                                 --------------
                                                                    86,278,494
-------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT: 3.4%
459,400                Allied-Signal, Inc.                          28,942,200
414,400                Black & Decker Corp.                         26,159,000
364,500                General Electric Co.                         41,188,500
                                                                 --------------
                                                                    96,289,700
-------------------------------------------------------------------------------
ELECTRONICS: 3.3%
338,100               *Intel Corp.                                  20,106,384
351,800                Lucent Technologies, Inc.                    23,724,513
294,600               *Teradyne, Inc.                               21,137,550
208,800                Texas Instruments, Inc.                      30,276,000
                                                                 --------------
                                                                    95,244,447
-------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE: 0.3%
171,900                Harley-Davidson, Inc.                         9,347,063
-------------------------------------------------------------------------------
FINANCIAL SERVICES: 3.3%
135,300                American Express Co.                         17,605,913
176,700                Capital One Financial Corp.                   9,839,981
801,448                Citigroup, Inc.                              38,068,780
586,500                Household International, Inc.                27,785,437
                                                                 --------------
                                                                    93,300,111
-------------------------------------------------------------------------------
FOOD & BEVERAGES: 1.6%
103,900                Anheuser-Busch Co., Inc.                      7,370,406
689,300                Coca-Cola Enterprises, Inc.                  20,506,675
447,000                PepsiCo, Inc.                                17,293,313
                                                                 --------------
                                                                    45,170,394
-------------------------------------------------------------------------------
HOTEL & MOTEL: 0.5%
776,800               *Mirage Resorts, Inc.                         13,011,400
-------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS: 1.2%
207,300                Colgate-Palmolive Co.                        20,470,875
171,000                Procter & Gamble Co.                         15,261,750
                                                                 --------------
                                                                    35,732,625
-------------------------------------------------------------------------------
INSURANCE: 2.0%
690,200                ACE Ltd.                                     19,498,150
185,800                American International Group, Inc.           21,750,212
255,600                Equitable Cos., Inc.                         17,125,200
                                                                 --------------
                                                                    58,373,562
-------------------------------------------------------------------------------
LIQUOR: 1.1%
646,000                Seagram Ltd.                                 32,542,250
-------------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLY: 1.5%
354,900                Baxter International, Inc.                   21,515,812


                                     MSF-9

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
JUNE 30, 1999 (UNAUDITED)


                                                                      VALUE
SHARES                           ISSUE                              (NOTE 1A)
-------------------------------------------------------------------------------
COMMON STOCK:(CONTINUED)
-------------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLY:(CONTINUED)
106,500                Guidant Corp.                             $   5,478,094
163,000                Johnson & Johnson                            15,974,000
                                                                 --------------
                                                                    42,967,906
-------------------------------------------------------------------------------
METALS-NON-FERROUS: 0.1%
 81,200                Engelhard Corp.                               1,837,150
-------------------------------------------------------------------------------
MULTI-INDUSTRY: 2.0%
602,200                Tyco International Ltd.                      57,058,450
-------------------------------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT: 1.7%
112,000               *EMC Corp.                                     6,160,000
255,400                International Business Machines Corp.        33,010,450
 99,800                Pitney-Bowes, Inc.                            6,412,150
 51,300               *Sun Microsystems, Inc.                        3,534,891
                                                                 --------------
                                                                    49,117,491
-------------------------------------------------------------------------------
OIL: : 1.4%
643,345                TOTAL SA ADR                                 41,455,543
-------------------------------------------------------------------------------
OIL & GAS EXPLORATION: 0.2%
579,700               *Ocean Energy, Inc.                            5,579,613
-------------------------------------------------------------------------------
OIL-EQUIPMENT & SERVICES: 0.6%
349,400                Halliburton Co.                              15,810,350
-------------------------------------------------------------------------------
OIL-INTERNATIONAL: 2.3%
141,485                BP Amoco PLC ADR                             15,351,122
397,000                Exxon Corp.                                  30,618,625
327,800                Royal Dutch Petroleum Co.                    19,749,950
                                                                 --------------
                                                                    65,719,697
-------------------------------------------------------------------------------
POLLUTION CONTROL: 1.0%
506,000               *Waste Management, Inc.                       27,197,500
-------------------------------------------------------------------------------
PRINTING & PUBLISHING: 0.3%
236,700                Readers Digest Association, Inc. Cl. A        9,408,825
-------------------------------------------------------------------------------
RESTAURANT: 1.2%
801,700                McDonald's Corp.                             33,120,231
-------------------------------------------------------------------------------
RETAIL GROCERY: 0.6%
647,800               *Kroger Co.                                   18,097,913
-------------------------------------------------------------------------------
RETAIL TRADE: 3.2%
227,400               *Best Buy Co., Inc.                           15,349,500
416,500                CVS Corp.                                    21,137,375
355,700                Dayton-Hudson Corp.                          23,120,500
494,400               *Staples, Inc.                                15,280,050
362,100                Wal-Mart Stores, Inc.                        17,471,325
                                                                 --------------
                                                                    92,358,750
-------------------------------------------------------------------------------
SOFTWARE: 1.3%
  5,887               *Anacomp, Inc.                                   100,447
  1,495               *Anacomp, Inc. (Wts.)                             14,296
133,700                Electronic Data Systems Corp.                 7,562,406
334,100               *Microsoft Corp.                              30,110,763
                                                                 --------------
                                                                    37,787,912
-------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT & SERVICES: 0.8%
174,500                Nokia Corp. ADR                              15,977,656
251,400              *+Qwest Communications International, Inc.      8,319,769
                                                                 --------------
                                                                    24,297,425
-------------------------------------------------------------------------------
TRANSPORTATION-TRUCKING: 0.0%
    500               *Crown Packaging Holdings Ltd. (Wts.)                  5
-------------------------------------------------------------------------------
UTILITIES-ELECTRIC: 0.5%
404,900                Unicom Corp.                                 15,613,956
-------------------------------------------------------------------------------
UTILITIES-GAS & PIPELINES: 0.6%
223,800                Enron Corp.                                  18,295,650
-------------------------------------------------------------------------------
UTILITIES-TELEPHONE: 2.8%
315,200                AT&T Corp.                                   17,592,100
265,900                Bell Atlantic Corp.                          17,383,213
514,800               *MCI WorldCom, Inc.                           44,288,887
                                                                 --------------
                                                                    79,264,200
-------------------------------------------------------------------------------
                       TOTAL COMMON STOCK
                       (Cost : $1,192,683,382) ..............    1,548,296,776
                                                               ----------------
-------------------------------------------------------------------------------
   FACE                                   INTEREST  MATURITY         VALUE
  AMOUNT                    ISSUE           RATE      DATE         (NOTE 1A)
-------------------------------------------------------------------------------
CORPORATE BONDS: 21.2%
-------------------------------------------------------------------------------
AUTOMOTIVE: 0.5%
$ 12,025,000    ++Lear Corp. 144A           8.110%   5/15/09     $   11,687,699
   1,550,000      Lear Seating Corp. Sub    8.250%    2/1/02          1,553,875
                                                               ----------------
                                                                     13,241,574
-------------------------------------------------------------------------------
CHEMICALS: 0.2%
   6,150,000    ++Rohm & Haas Co. 144A      7.400%    7/15/09       6,148,524
-------------------------------------------------------------------------------

                                     MSF-10

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

   FACE                                   INTEREST  MATURITY         VALUE
  AMOUNT                    ISSUE           RATE      DATE         (NOTE 1A)
-------------------------------------------------------------------------------
CORPORATE BONDS:(CONTINUED)
-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 1.8%
$  5,533,713      Chase Commercial
                  Mortgage Sec. Corp.
                  Ser. 98-2 A1               6.025%    8/18/07   $    5,395,587
     415,407      Countrywide MBS, Inc.
                  Ser. 93-5 A4               7.125%   12/25/23          415,536
  12,225,000      GMAC Commercial
                  Mortgage Security,
                  Inc.                       6.175%    5/15/33       11,609,930
   4,325,000      GMAC Commercial
                  Mortgage Security,
                  Inc.                       6.550%    4/15/29        4,253,367
  16,665,223      GMAC Commercial
                  Mortgage Security,
                  Inc.                       6.411%   11/15/07       16,503,778
   1,795,458      Morgan Stanley
                  Capital, Inc.
                  Ser. 98 HF1-A1             6.190%    1/15/07        1,761,232
   5,670,932      Morgan Stanley
                  Capital, Inc.
                  Ser. 98 XL1-A1             6.220%     5/3/05        5,561,057
   7,404,886      Structured Asset
                  Securities Corp.           6.790%   10/12/34        7,453,481
      54,768      World Omni Automobile
                  Lease Trust Ser. 97-BA3    6.180%   11/25/03           54,819
                                                               ----------------
                                                                     53,008,787
-------------------------------------------------------------------------------
DRUGS & HEALTH CARE: 0.3%
   5,900,000      HealthSouth Corp. Sr.      7.000%    6/15/08        5,369,590
   4,100,000      HealthSouth Corp. Sr.      9.500%     4/1/01        4,200,901
                                                               ----------------
                                                                      9,570,491
-------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT: 0.2%
   5,650,000      Ametek, Inc. Sr.           7.200%    7/15/08        5,280,546
-------------------------------------------------------------------------------

FINANCE & BANKING: 2.0%
   2,550,000      Bank of America Corp.      5.875%    2/15/09        2,341,129
  12,100,000      Capital One Bank Group     6.620%     8/4/03       11,978,758
  11,900,000      FINOVA Capital Corp.       6.125%    3/15/04       11,581,437
   5,400,000      FINOVA Capital Corp. Sr.   6.375%    5/15/05        5,286,492
  22,650,000      Ford Motor Credit Co.      5.800%    1/12/09       20,699,835
   4,500,000      General Motors
                  Acceptance Corp.           5.950%    3/14/03        4,394,205
                                                               ----------------
                                                                     56,281,856
-------------------------------------------------------------------------------
FINANCIAL SERVICES: 6.1%
   3,900,000      Chase Manhattan Credit
                  Card Master Trust Ser.
                  96-3 A                     7.040%    2/15/05        3,952,377
   5,200,000      CIT Group Holdings,
                  Inc. Sr.                   6.700%    5/28/01        5,240,664
$  3,230,000      CIT Group Holdings,
                  Inc. Sr.                   6.750%    5/14/01     $  3,257,907
  16,755,000      Citibank Credit Card
                  Master Trust I             5.875%    3/10/11       15,603,094
  17,850,000      Citibank Credit Card
                  Master Trust I Ser. 98A    5.300%     1/9/06       17,024,437
  11,900,000      Citigroup, Inc.            6.200%    3/15/09       11,223,723
  14,600,000      Commercial Credit
                  Group, Inc.                6.450%     7/1/02       14,630,660
   9,725,000      Countrywide Funding
                  Corp.                      6.580%    9/21/01        9,756,801
   6,900,000      Discover Card Master
                  Trust I Ser. 98-7 A        5.600%    5/15/06        6,634,764
  11,950,000      Donaldson, Lufkin &
                  Jenrette, Inc.             6.460%    1/10/09       11,561,625
   4,500,000    ++ERAC USA Finance Co.
                  144A                       6.625%    2/15/05        4,354,605
   9,550,000    ++ERAC USA Finance Co.
                  144A                       6.625%    5/15/06        9,200,828
   4,400,000      Fleet Mortgage Group,
                  Inc.                       7.060%    7/26/02        4,448,620
   6,000,000    ++Florida Windstorm-MBIA
                  Sr. Ser. 97 144A           7.125%    2/25/19        5,873,160
   1,800,000      GE Global Insurance
                  Holding Corp.              7.000%    2/15/26        1,759,680
  10,725,000      Green Tree Financial
                  Corp. Sr. Ser. 98-4 A5     6.180%    12/1/17       10,614,318
   8,500,000      Green Tree Financial
                  Corp. Sr. Ser. 98-6 A4     5.980%     5/1/13        8,422,905
      50,000      Household Finance
                  Corp. Sr.                  6.750%     6/1/00           50,305
  17,025,000      MBNA Master Credit
                  Card Tr. II Ser 98-J A     5.250%    2/15/06       16,290,712
   6,000,000      MBNA Master Credit
                  Card Trust II              5.900%    8/15/11        5,638,080
   8,175,000      Prime Credit Card
                  Master Trust I Ser.
                  95-1 A                     6.750%   11/15/05        8,233,696
                                                               ----------------
                                                                    173,772,961
-------------------------------------------------------------------------------

FOOD & BEVERAGES: 0.2%
   6,550,000    ++Pepsi Bottling Group,
                  Inc. 144A                  5.625%    2/17/09        6,044,929
-------------------------------------------------------------------------------
HEALTHCARE SERVICES: 0.8%
   3,700,000      Columbia/HCA
                  Healthcare Corp.           6.870%    9/15/03        3,445,773


                                     MSF-11

--------------------------------------------------------------------------------
METROPOLITAN SERIES FUND, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
JUNE 30, 1999 (UNAUDITED)


                                           INTEREST   MATURITY         VALUE
FACE AMOUNT           ISSUE                  RATE       DATE         (NOTE 1A)
--------------------------------------------------------------------------------
CORPORATE BONDS:(CONTINUED)
--------------------------------------------------------------------------------
HEALTHCARE SERVICES:(CONTINUED)
$  4,650,000      Columbia/HCA
                  Healthcare Corp.           6.910%    6/15/05   $    4,240,707
   8,600,000      Columbia/HCA
                  Healthcare Corp.           7.690%    6/15/25        7,152,964
   3,985,000      Columbia/HCA
                  Healthcare Corp.           7.750%    7/15/36        3,245,185
   4,600,000      Tenet Healthcare Corp.
                  Sr.                        8.000%    1/15/05        4,462,000
                                                                 ---------------
                                                                     22,546,629
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS: 0.2%
   5,700,000      Fort James Corp. Sr.       6.625%    9/15/04        5,693,274
--------------------------------------------------------------------------------
INDUSTRIALS: 2.4%
   8,375,000      AlliedSignal, Inc.         5.750%    3/15/01        8,331,366
  11,300,000      Aramark Services, Inc.     6.750%     8/1/04       10,883,256
   1,240,000      Chevron Corp. Profit
                  Sharing Amort.             8.110%    12/1/04        1,297,449
   5,375,000      Coca-Cola Enterprises,
                  Inc.                       5.750%    11/1/08        4,959,029
   4,475,000      Harrahs Operating,
                  Inc.                       7.875%   12/15/05        4,318,375
   5,800,000      Honeywell, Inc.            6.750%    3/15/02        5,864,090
   1,750,000      Owens-Illinois, Inc.
                  Sr.                        7.150%    5/15/05        1,682,415
   6,100,000    ++Safety Kleen Corp.
                  144A                       9.250%    5/15/09        6,161,000
   6,425,000      Tenet Healthcare Corp.
                  Sr.                        7.875%    1/15/03        6,296,500
  11,000,000      Tyco International
                  Group SA                   6.250%    6/15/03       10,823,890
   9,875,000    ++United Technologies
                  Corp. 144A                 6.700%     8/1/28        9,240,433
                                                                 ---------------
                                                                     69,857,803
--------------------------------------------------------------------------------
MISCELLANEOUS: 0.3%
   9,000,000      Beckman Industries,
                  Inc. Sr.                   7.100%     3/4/03        8,736,210
--------------------------------------------------------------------------------
MORTGAGE RELATED: 0.6%
   8,600,000      Donaldson, Lufkin &
                  Jenrette, Inc. Ser. 98     6.240%   11/12/31        8,203,594
   8,958,493      LB Commercial Conduit
                  and Mortgage Ser.
                  98-C1 A1                   6.330%    2/18/30        8,888,505
                                                                 ---------------
                                                                     17,092,099
--------------------------------------------------------------------------------
NEWSPAPERS: 0.6%
   7,775,000      News America, Inc. Sr.     6.625%     1/9/08        7,350,952
   7,900,000      News America, Inc. Sr.     7.125%     4/8/28        7,137,018
   3,825,000      News America, Inc. Sr.     7.750%    1/20/24        3,708,605
                                                                 ---------------
                                                                     18,196,575
--------------------------------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT: 0.5%
   3,200,000      First Union Corp.          6.070%   10/15/35        3,026,000
  12,000,000      Xerox Corp.                5.875%    5/15/04       11,568,000
                                                               -----------------
                                                                     14,594,000
--------------------------------------------------------------------------------
OIL & GAS EXPLORATION: 0.2%
   4,865,000      Union Pacific
                  Resources Group, Inc.      7.300%    4/15/09        4,681,979
--------------------------------------------------------------------------------
POLLUTION CONTROL: 0.8%
   6,100,000      Allied Waste
                  Industries, Inc.           7.875%     1/1/09        5,657,750
   8,475,000      USA Waste Services,
                  Inc.                       6.125%    7/15/01        8,424,235
   8,600,000      USA Waste Services,
                  Inc. Sr.                   7.000%    10/1/04        8,687,806
                                                               -----------------
                                                                     22,769,791
--------------------------------------------------------------------------------
RESTAURANT: 0.1%
   4,400,000      Darden Restaurants,
                  Inc.                       7.125%     2/1/16        3,925,372
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT & SERVICES: 1.9%
  12,575,000    ++Cable & Wireless PLC
                  144A                       8.125%    6/15/09       12,807,637
   7,000,000    ++Charter Communications
                  Holdings 144A              8.625%     4/1/09        6,702,500
  17,100,000      Lucent Technologies,
                  Inc.                       6.450%    3/15/29       15,468,831
  11,200,000    ++Orange PLC 144A            9.000%     6/1/09       11,312,000
   8,550,000    ++Telecommunicaciones De
                  Puerto 144A                6.650%    5/15/06        8,253,572
                                                               -----------------
                                                                     54,544,540
--------------------------------------------------------------------------------
UTILITIES-ELECTRIC: 1.5%
   6,300,000      Arizona Public Service
                  Co.                        6.250%    1/15/05        6,179,418
  10,000,000      Calpine Corp.              7.750%    4/15/09        9,500,000
  11,000,000      NRG Energy, Inc.           7.500%     6/1/09       10,851,280
  12,025,000      PECO Energy Co.            6.130%     3/1/09       11,427,478
   5,350,000      Southern California
                  Edison Co.                 6.500%     6/1/01        5,383,384
                                                               -----------------
                                                                     43,341,560
--------------------------------------------------------------------------------
                  TOTAL CORPORATE BONDS
                  (Cost: $629,699,991) .......................      609,329,500
                                                               -----------------
--------------------------------------------------------------------------------

                                     MSF-12

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                            INTEREST   MATURITY       VALUE
FACE AMOUNT              ISSUE                RATE       DATE       (NOTE 1A)
--------------------------------------------------------------------------------
FEDERAL AGENCY OBLIGATIONS: 3.9%
--------------------------------------------------------------------------------
$ 24,000,000      Federal Home Loan
                  Mortgage Corp.             6.500%     6/1/29   $   23,167,440
   1,957,540      Federal National
                  Mortgage Assoc.            7.000%    12/1/07        1,962,238
     398,378      Federal National
                  Mortgage Assoc.            7.250%     9/1/07          402,489
     770,217      Federal National
                  Mortgage Assoc.            8.000%     6/1/08          792,785
     914,024      Federal National
                  Mortgage Assoc.            8.500%     2/1/09          959,232
      30,223      Federal National
                  Mortgage Assoc.            9.000%     4/1/16           32,483
   1,799,943      Federal National
                  Mortgage Assoc.            5.500%    12/1/13        1,703,196
   1,968,864      Federal National
                  Mortgage Assoc.            5.500%    12/1/13        1,863,038
     985,607      Federal National
                  Mortgage Assoc.            5.500%     2/1/14          932,630
  11,995,347      Federal National
                  Mortgage Assoc.            6.000%    12/1/28       11,268,069
  11,891,442      Federal National
                  Mortgage Assoc.            6.000%     3/1/29       11,170,464
  25,225,000      Federal National
                  Mortgage Assoc.            7.000%   12/31/99       24,885,976
  24,700,000      Federal National
                  Mortgage Assoc.            7.500%     6/1/29       24,947,000
   3,676,698      Government National
                  Mortgage Assoc.            6.500%    5/15/09        3,654,859
   1,469,812      Government National
                  Mortgage Assoc.            6.000%    2/15/09        1,433,978
   4,386,446      Government National
                  Mortgage Assoc.            6.500%   11/15/28         4,217,83
                                                                ----------------
                  TOTAL FEDERAL AGENCY OBLIGATIONS
                  (Cost: $114,933,315) .......................      113,393,708
                                                                ----------------
--------------------------------------------------------------------------------
FEDERAL TREASURY OBLIGATIONS: 8.7%
--------------------------------------------------------------------------------
  17,325,000     +U.S. Treasury Bond         5.250%   11/15/28       15,357,053
   5,975,000      U.S. Treasury Bond         5.250%    2/15/29        5,370,965
   9,825,000     +U.S. Treasury Bond         6.625%    2/15/27       10,376,084
  11,500,000     +U.S. Treasury Bond         8.125%    5/15/21       14,004,815
  73,825,000     +U.S. Treasury Bond         8.125%    8/15/21       90,008,917
  10,200,000     +U.S. Treasury Bond         8.500%    2/15/20       12,791,412
  45,900,000     +U.S. Treasury Note         7.000%    7/15/06       48,618,198
  42,775,000     +U.S. Treasury Note         5.875%    9/30/02       43,042,344
   5,300,000     +U.S. Treasury Strip        0.000%    5/15/07        3,310,062
  14,525,000      U.S. Treasury Strip        0.000%    5/15/18        4,419,667
   2,050,000      U.S. Treasury Strip        0.000%   11/15/01        1,798,465
                                                                ----------------
                  TOTAL FEDERAL TREASURY OBLIGATIONS
                  (Cost: $257,392,515) .......................      249,097,982
                                                                ----------------
--------------------------------------------------------------------------------
FOREIGN OBLIGATIONS: 0.8%
--------------------------------------------------------------------------------
  28,800,000 /NZD/New Zealand                8.000%   11/15/06       16,550,357
   9,475,000 /NZD/New Zealand               10.000%    3/15/02        5,556,972
                                                                ----------------
                  TOTAL FOREIGN OBLIGATIONS
                  (Cost: $24,308,255) ........................       22,107,329
                                                                ----------------
--------------------------------------------------------------------------------
STATE AGENCY OBLIGATION: 1.7%
--------------------------------------------------------------------------------
   5,600,000      California
                  Infrastructure Ser.
                  97-1 A5                    6.250%    6/25/04        5,573,750
  11,225,000      California
                  Infrastructure Ser.
                  97-1 A6                    6.310%    9/25/08       10,975,945
   6,150,000      California
                  Infrastructure Ser.
                  97-1 A6                    6.320%    9/25/05        6,155,351
   5,325,000      California
                  Infrastructure Ser.
                  97-1 A6                    6.380%    9/25/08        5,268,395
  11,275,000      California
                  Infrastructure Ser.
                  97-1 A7                    6.420%    9/25/08       11,125,694
   8,475,000      New Jersey Economic
                  Development Authority
                  State Pension Funding
                  Ser. A                     7.425%    2/15/29        8,845,188
                                                               -----------------
                  TOTAL STATE AGENCY OBLIGATION
                  (Cost: $50,052,926) ........................       47,944,323
                                                               -----------------
--------------------------------------------------------------------------------
YANKEE BONDS: 3.0%
--------------------------------------------------------------------------------
   2,062,500      City of Naples             7.520%    7/15/06        2,108,989
   6,700,000      DR Investments Sr.         7.100%    5/15/02        6,760,166
  15,925,000      Hellenic Republic of
                  Greece                     6.950%     3/4/08       15,763,067
   3,000,000      Norsk Hydro AS             7.150%   11/15/25        2,788,590
  12,000,000      Province of Quebec         5.750%    2/15/09       11,040,480
  10,575,000      Province of Quebec         7.125%     2/9/24       10,295,714
  11,800,000      Province of Quebec         7.000%    1/30/07       11,879,060
  12,125,000      Republic of Panama         4.000%    7/17/14        8,866,406


                                     MSF-13

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                            INTEREST   MATURITY         VALUE
FACE AMOUNT                 ISSUE             RATE       DATE         (NOTE 1A)
--------------------------------------------------------------------------------
YANKEE BONDS:(CONTINUED)
--------------------------------------------------------------------------------
 $14,450,000      Republic of Peru           4.500%     3/7/17  $     8,670,000
   4,475,000      TransCanada Pipelines
                  Ltd.                       6.430%    3/15/04        4,432,219
   5,100,000    ++Woodside Finance Ltd.      6.600%    4/15/08        4,746,927
                  TOTAL YANKEE BONDS
                  (Cost: $92,904,095) ........................       87,351,618
                                                                ----------------
--------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 7.3%
--------------------------------------------------------------------------------
  11,883,000      American Express
                  Credit Corp.               5.050%     7/8/99       11,883,000
  27,773,000      Ameritech Corp.            4.840%     7/6/99       27,754,330
  25,000,000      Commercial Credit Co.      4.980%    7/15/99       25,000,000
  15,000,000      Commercial Credit Co.      5.000%    7/15/99       15,000,000
  30,364,000      Commercial Credit Co.      5.250%     7/1/99       30,364,000
   8,161,000      Ford Motor Credit Co.      5.060%     7/8/99        8,161,000
   5,341,000      Ford Motor Credit Co.      5.100%    7/28/99        5,341,000
   7,988,000      Ford Motor Credit Co.      5.230%     7/8/99        7,988,000
  49,565,000      Ford Motor Credit Co.      5.250%     7/7/99       49,565,000
  13,253,000      General Electric
                  Capital Corp.              4.860%     7/6/99       13,253,000
  15,000,000      General Electric
                  Capital Corp.              5.020%    7/28/99       15,000,000
                                                                 ---------------
                  TOTAL SHORT TERM OBLIGATIONS
                  (Cost: $209,309,330) .......................      209,309,330
                                                                 ---------------
--------------------------------------------------------------------------------
                  TOTAL INVESTMENTS : 100.5%
                  (Cost $2,571,283,809) ......................    2,886,830,566
                  OTHER ASSETS LESS LIABILITIES  (0.5%) ......      (14,537,656)
                                                                 ---------------
                  TOTAL NET ASSETS : 100.0% ..................   $2,872,292,910
                                                                 ===============
--------------------------------------------------------------------------------

LEGEND:
------

*    Non-income producing security.
+    Securities on loan.
++   Restricted security
ADR (American depository receipt) represents ownership of foreign securities.



SECURITIES LENDING: (Note 7)
----------------------------

 As of June 30, 1999, the market value of securities loaned was $102,706,895 with collateral backing valued at $104,061,054.

RESTRICTED SECURITIES: (NOTE 2)
-------------------------------
                                                                  VALUATION
                                   ACQUISITION   ACQUISITION     AS OF JUNE,
           ISSUE                       DATE          COST          30, 1999
----------------------------------------------------------------------------
Cable & Wireless PLC 144A               6/28/99    12,551,233   $12,807,638
Charter Communications
Holdings 144A                           3/12/99     6,978,650     6,702,500
Crown Packaging Holdings
Ltd. 144A (Wts.)                         6/1/94        20,000             5
DR Investments Sr. 144A                  5/6/97     6,696,181     6,760,166
ERAC USA Finance Co. 144A               2/10/98     4,496,220     4,354,605
ERAC USA Finance Co. 144A               4/29/99     9,542,265     9,200,828
Florida Windstorm-MBIA Sr.
Ser. 97 144A                            3/26/99     5,967,060     5,873,160
Lear Corp. 144A                         5/13/99    12,025,000    11,687,699
Orange PLC 144A                          6/4/99    11,200,000    11,312,000
Pepsi Bottling Group, Inc. 144A          2/3/99     6,521,639     6,044,929
Rohm & Haas Co. 144A                    6/30/99     6,148,524     6,148,524
Safety Kleen Corp. 144A                 5/11/99     6,100,000     6,161,000
Telecommunicaciones
De Puerto 144A                          5/13/99     8,546,837     8,253,572
United Technology Corp. 144A      7/30-10/27/98    10,076,815     9,240,433
Woodside Finance, Ltd. 144A              4/3/98     5,091,381     4,746,927


The aggregate value of restricted securities at June 30, 1999 was $109,293,986 or 3.80% of the Diversified Portfolio's net assets.

                       See Notes to Financial Statements

                                     MSF-14

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO
JUNE 30, 1999 (UNAUDITED)


                                                                                                                     VALUE
  SHARES                          ISSUE                                                                            (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK: 98.5%
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE: 1.0%
    197,100        *Gulfstream Aerospace Corp.                                                                       $   13,316,569
------------------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE: 2.2%
    503,500         Danaher Corp.                                                                                        29,265,937
------------------------------------------------------------------------------------------------------------------------------------
BANKING: 1.2%
    601,300        +TCF Financial Corp.                                                                                  16,761,238
------------------------------------------------------------------------------------------------------------------------------------
BROADCASTING: 10.6%
    646,300        *Capstar Broadcasting Corp. Cl. A                                                                     17,692,463
    379,200        +Chancellor Media Corp.                                                                               20,891,550
    521,456       *+Clear Channel Communications, Inc.                                                                   35,947,873
     305,100      *+Infinity Broadcasting Corp. Cl. A                                                                     9,076,725
     478,700      *+Univision Communications, Inc. Cl. A                                                                 31,594,200
     690,008       *USA Networks, Inc.                                                                                   27,665,008
                                                                                                                   -----------------
                                                                                                                        142,867,819
------------------------------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES: 14.3%
    206,600       *+Bisys Group, Inc.                                                                                    12,092,556
  1,277,428        *Cendant Corp.                                                                                        26,187,274
    935,399        *Concord EFS, Inc.                                                                                    39,608,301
    794,575       *+Fiserv, Inc.                                                                                         24,904,960
  1,029,305        *Outdoor Systems, Inc.                                                                                37,569,633
    350,500        +Paychex, Inc.                                                                                        11,150,281
    478,700       *+Robert Half International, Inc.                                                                      12,446,200
    646,600       *+Young & Rubicam, Inc.                                                                                29,379,888
                                                                                                                   -----------------
                                                                                                                        193,339,093
------------------------------------------------------------------------------------------------------------------------------------
CHEMICALS: 3.6%
    707,100       *+NOVA Corp.                                                                                           17,677,500
  1,137,700        *Sybron International Corp.                                                                           31,357,856
                                                                                                                   -----------------
                                                                                                                         49,035,356
------------------------------------------------------------------------------------------------------------------------------------
COMPUTER EQUIPMENT & SERVICE: 7.2%
    236,800        *America Online, Inc.                                                                                 26,166,400
    279,100       *+Citrix Systems, Inc.                                                                                 15,725,541
     89,000       *+Covad Communications Group, Inc.                                                                      4,742,031
    146,100       *+Gateway, Inc.                                                                                         8,619,900
    179,900       *+Network Appliance, Inc.                                                                              10,057,534
     92,900       * Network Solutions, Inc. Cl. A                                                                         7,347,809
    109,600       *+NorthPoint Communications                                                                             3,993,550
    149,800       *+Solectron Corp.                                                                                       9,989,788
    321,700       *+SunGard Data Systems, Inc.                                                                           11,098,650
                                                                                                                   -----------------
                                                                                                                         97,741,203
------------------------------------------------------------------------------------------------------------------------------------
CONTAINERS & GLASS: 1.0%
    458,100         AptarGroup, Inc.                                                                                     13,743,000
------------------------------------------------------------------------------------------------------------------------------------
COSMETICS: 0.9%
    245,300       *+Estee Lauder, Inc. Cl. A                                                                             12,295,663
------------------------------------------------------------------------------------------------------------------------------------
DRUGS & HEALTH CARE: 2.7%
  1,410,800        *Health Management Associates, Inc. Cl. A                                                             15,871,500
    822,200        *Lincare Holdings, Inc.                                                                               20,580,694
                                                                                                                   -----------------
                                                                                                                         36,452,194
------------------------------------------------------------------------------------------------------------------------------------
EDUCATION: 0.8%
    432,200       *+Apollo Group, Inc. Cl. A                                                                             11,466,806
------------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT: 0.3%
     85,600         Millipore Corp.                                                                                       3,472,150
------------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS: 6.6%
    667,100        *Altera Corp.                                                                                         24,536,772
    427,600        *KLA-Tencor Corp.                                                                                     27,727,187
    241,900        +Linear Technology Corp.                                                                              16,282,894
    319,000       *+Maxim Integrated Products, Inc.                                                                      21,213,500
                                                                                                                   -----------------
                                                                                                                         89,760,353
------------------------------------------------------------------------------------------------------------------------------------
 ENTERTAINMENT & LEISURE: 4.7%
    565,800        +Harley-Davidson, Inc.                                                                                30,765,375
    546,700       *+Royal Caribbean Cruises Ltd.                                                                         23,918,125
    133,300       *+SFX Entertainment, Inc. Cl. A                                                                         8,531,200
                                                                                                                   -----------------
                                                                                                                         63,214,700
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES: 1.8%
    811,700        +Heller Financial, Inc. Cl. A                                                                         22,575,406
     84,900       *+TD Waterhouse Group, Inc.                                                                             2,127,806
                                                                                                                   -----------------
                                                                                                                         24,703,212
------------------------------------------------------------------------------------------------------------------------------------
HOTEL & MOTEL: 1.4%
  1,142,400        *Mirage Resorts, Inc.                                                                                 19,135,200
------------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD APPLIANCES & HOME FURNISHINGS: 0.9%
    177,900        +Maytag Corp.                                                                                         12,397,406
------------------------------------------------------------------------------------------------------------------------------------
INSURANCE: 1.7%
    584,600        +ACE Ltd.                                                                                             16,514,950
    175,100        +Mutual Risk Management Ltd.                                                                           5,843,963
                                                                                                                   -----------------
                                                                                                                         22,358,913
------------------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS: 0.5%
    190,600        +Central Parking Corp.                                                                                 6,528,050
------------------------------------------------------------------------------------------------------------------------------------


                                     MSF-15

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                    VALUE
  SHARES                ISSUE                                     (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK:(CONTINUED)
--------------------------------------------------------------------------------
NEWSPAPERS: 0.3%
    115,700       Central Newspapers, Inc. Cl. A                $    4,353,213
--------------------------------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT: 2.8%
    916,900      *CSG Systems International, Inc.                   24,039,972
    867,700      *Silicon Graphics, Inc.                            14,208,587
                                                               -----------------
                                                                    38,248,559
--------------------------------------------------------------------------------
OIL & GAS EXPLORATION: 1.0%
    355,900       Anadarko Petroleum Corp.                          13,101,569
--------------------------------------------------------------------------------
OIL-EQUIPMENT & SERVICES: 1.4%
    285,900     *+BJ Services Co.                                    8,416,181
    510,500      *Noble Drilling Corp.                              10,050,469
                                                               -----------------
                                                                    18,466,650
--------------------------------------------------------------------------------
POLLUTION CONTROL: 1.2%
    309,000      *Waste Management, Inc.                            16,608,750
--------------------------------------------------------------------------------
PRINTING & PUBLISHING: 2.4%
    867,550       Valassis Communications, Inc.                     31,774,019
--------------------------------------------------------------------------------
RETAIL TRADE: 11.4%
    166,100      +Circuit City Stores, Inc.                         15,447,300
    299,200       CVS Corp.                                         15,184,400
  1,165,100       Family Dollar Stores, Inc.                        27,962,400
    968,041      *Jones Apparel Group, Inc.                         33,215,907
    556,000      *Linens 'n Things, Inc.                            24,325,000
    531,212     *+Men's Wearhouse, Inc.                             13,645,508
    838,100     *+Saks, Inc.                                        24,200,138
                                                               -----------------
                                                                   153,980,653
--------------------------------------------------------------------------------
SOFTWARE: 4.3%
    187,100     *+BMC Software, Inc.                                10,097,553
    305,200      *Compuware Corp.                                    9,699,637
     46,000     *+Inktomi Corp.                                      6,050,437
     92,900     *+Intuit, Inc.                                       8,378,419
    224,100     *+Keane, Inc.                                        5,070,263
    718,000      *Novell, Inc.                                      19,027,000
                                                               -----------------
                                                                    58,323,309
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT & SERVICES: 5.3%
    676,500     *+American Tower Systems Inc. Cl. A                 16,236,000
    100,250     *+Comverse Technology, Inc.                          7,562,609
    231,600     *+Gilat Satellite Networks Ltd.                     12,173,475
    147,300      *Intermedia Communications, Inc.                    4,401,737
     15,100     *+Juniper Networks, Inc.                             2,249,900
    865,152     *+Qwest Communications International, Inc.          28,631,124
                                                               -----------------
                                                                    71,254,845
--------------------------------------------------------------------------------
TEXTILES & APPAREL: 0.9%
    176,200      +Cintas Corp.                                      11,832,931
--------------------------------------------------------------------------------
TOYS & AMUSEMENTS: 1.7%
    857,800      +Mattel, Inc.                                      22,678,087
--------------------------------------------------------------------------------
UTILITIES-GAS & PIPELINES: 1.7%
    537,600       Burlington Resources, Inc.                        23,251,200
--------------------------------------------------------------------------------
UTILITIES-TELEPHONE: 0.7%
     81,800     *+Colt Telecom Group PLC ADR                         7,032,244
     71,200      *ITC Deltacom, Inc.                                 1,998,662
                                                               -----------------
                                                                     9,030,906
--------------------------------------------------------------------------------
                  TOTAL COMMON STOCK
                  (Cost : $1,015,445,752) ...................    1,330,759,553
                                                               -----------------
--------------------------------------------------------------------------------
   FACE                                  INTEREST    MATURITY         VALUE
   AMOUNT                 ISSUE            RATE        DATE          (NOTE 1A)
--------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 1.5%
--------------------------------------------------------------------------------
$11,402,000       American Express
                  Credit Corp.             4.920%      7/6/99   $   11,402,000
  1,999,000       American Express
                  Credit Corp.             5.250%      7/1/99        1,999,000
  1,511,000       Exxon Corp.              5.700%      7/1/99        1,511,000
  5,000,000       Ford Motor Credit        5.360%      7/2/99        5,000,000
                  TOTAL SHORT TERM OBLIGATIONS
                  (Cost: $19,912,000) .......................       19,912,000
                                                               -----------------
--------------------------------------------------------------------------------
                  TOTAL INVESTMENTS : 100.0%
                  (Cost $1,035,357,752)                          1,350,671,553
                  OTHER ASSETS LESS LIABILITIES  (0.0%) .....         (261,276)
                                                               -----------------
                  TOTAL NET ASSETS : 100.0% .................   $1,350,410,277
                                                               -----------------
--------------------------------------------------------------------------------

LEGEND:
-------
* Nonincome producing security.
+ Securities on loan.
  ADR (American depository receipt) represents ownership of foreign securities.


SECURITIES LENDING: (Note 7)
----------------------------
  As of June 30, 1999, the market value of securities loaned was $186,794,086 with collateral backing value at $189,621,560.


                      See notes to Financial Statements.

                                     MSF-16

------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                     VALUE
  SHARES                         ISSUE                             (NOTE 1A)
------------------------------------------------------------------------------
COMMON STOCK: 99.9%
------------------------------------------------------------------------------
AEROSPACE & DEFENSE: 1.4%
    328,124      Boeing Co.                                     $  14,498,979
     43,000     +General Dynamics Corp.                             2,945,500
    132,426      Lockheed Martin Corp.                              4,932,868
     23,400      Northrop Grumman Corp.                             1,551,713
    113,000      Raytheon Co. Cl. B                                 7,952,375
     64,000      Rockwell International Corp.                       3,888,000
     50,700      Textron, Inc.                                      4,173,244
    162,800      United Technologies Corp.                         11,670,725
                                                             -----------------
                                                                   51,613,404
------------------------------------------------------------------------------
AUTOMOTIVE: 1.5%
     50,300     *AutoZone, Inc.                                     1,515,287
     55,735      Dana Corp.                                         2,567,293
     45,600      Danaher Corp.                                      2,650,500
    190,199     *Delphi Automotive Systems Corp.                    3,530,569
     24,100      Eaton Corp.                                        2,217,200
    407,700      Ford Motor Co.                                    23,009,569
    218,732      General Motors Corp.                              14,436,312
     60,000      Genuine Parts Co.                                  2,100,000
     22,710     *Navistar International Corp.                       1,135,500
     26,430     +PACCAR, Inc.                                       1,411,527
     22,050      Snap-On, Inc.                                        797,934
     20,800     +Timken Co.                                           405,600
     40,500      TRW, Inc.                                          2,222,437
                                                             -----------------
                                                                   57,999,728
------------------------------------------------------------------------------
BANKING: 7.2%
     59,350      AmSouth Bancorporation                             1,376,178
    256,600      Bank of New York Co., Inc.                         9,414,012
    397,665      Bank One Corp.                                    23,685,921
    587,598      Bank of America Corp.                             43,078,278
     99,912      BankBoston Corp.                                   5,108,001
    105,600      BB&T Corp.                                         3,874,200
    284,368      Chase Manhattan Corp.                             24,633,378
     52,850      Comerica, Inc.                                     3,141,271
     90,250      Fifth Third Bancorp                                6,010,086
    325,996      First Union Corp.                                 15,321,812
    222,100      Firstar Corp.                                      6,218,800
    191,530      Fleet Financial Group, Inc.                        8,499,144
     18,900      Golden West Financial Corp.                        1,852,200
     70,800      Huntington Bancshares, Inc.                        2,478,000
    150,406      KeyCorp                                            4,831,793
    269,193      MBNA Corp.                                         8,244,036
    175,100      Mellon Bank Corp.                                  6,369,262
     53,200      Mercantile Bancorporation, Inc.                    3,039,050
     59,699      Morgan (J.P.) & Co., Inc.                          8,387,710
    105,600      National City Corp.                                6,916,800
     37,600      Northern Trust Corp.                               3,648,375
    102,100      PNC Bank Corp.                                     5,883,513
     75,200      Regions Financial Corp.                            2,876,400
     35,600      Republic New York Corp.                            2,427,475
     56,300      SouthTrust Corp.                                   2,158,753
     54,100      State Street Corp.                                 4,618,788
     57,700      Summit Bancorp                                     2,412,581
    108,000      SunTrust Banks, Inc.                               7,499,250
     91,000      Synovus Financial Corp.                            1,808,625
    244,727      U.S. Bancorp                                       8,320,718
     47,900      Union Planters Corp.                               2,140,531
     68,400      Wachovia Corp.                                     5,852,475
    199,754      Washington Mutual, Inc.                            7,066,298
    556,530      Wells Fargo & Co.                                 23,791,658
                                                             -----------------
                                                                  272,985,372
------------------------------------------------------------------------------
BIOTECHNOLOGY: 0.1%
     17,200      PE Biosystems Group                                1,973,700
------------------------------------------------------------------------------
BROADCASTING: 2.2%
    240,100      CBS Corp.                                         10,429,344
    111,500     *Clear Channel Communications, Inc.                 7,686,531
    249,600      Comcast Corp. Cl. A                                9,594,000
     23,800     *King World Productions, Inc.                         828,537
    203,800     *MediaOne Group, Inc.                              15,157,625
    401,640      Time Warner, Inc.                                 29,520,540


                                    MSF-17

-------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                     VALUE
  SHARES                         ISSUE                             (NOTE 1A)
-------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
-------------------------------------------------------------------------------
BROADCASTING: (CONTINUED)
    231,252   *Viacom, Inc. Cl. B                               $   10,175,088
                                                             ------------------
                                                                    83,391,665
-------------------------------------------------------------------------------
BUILDING & CONSTRUCTION: 0.3%
     13,500    Armstrong World Industries, Inc.                        780,469
     22,900    Crane Co.                                               719,918
     71,600    Dover Corp.                                           2,506,000
     24,000    Mallinckrodt, Inc.                                      873,000
    113,100    Masco Corp.                                           3,265,763
     18,700    Owens-Corning Fiberglas Corp.                           642,813
     57,200    Sherwin-Williams Co.                                  1,587,300
     29,900   +Stanley Works                                           962,406
     37,500    Willamette Industries, Inc.                           1,727,344
                                                             ------------------
                                                                    13,065,013
-------------------------------------------------------------------------------
BUSINESS SERVICES: 1.3%
    207,800    Automatic Data Processing, Inc.                       9,143,200
     32,900    Block (H & R), Inc.                                   1,645,000
    257,879  * Cendant Corp.                                         5,286,520
     26,400  + Deluxe Corp.                                          1,027,950
     43,400    Ecolab, Inc.                                          1,893,325
    100,100   *FDX Corp.                                             5,430,425
    145,000    First Data Corp.                                      7,095,937
    106,400   *IMS Health, Inc.                                      3,325,000
     47,100    Interpublic Group of Cos., Inc.                       4,080,038
     60,100    Omnicom Group, Inc.                                   4,808,000
     82,750    Paychex, Inc.                                         2,632,484
     91,500    Service Corp. International                           1,761,375
                                                             ------------------
                                                                    48,129,254
-------------------------------------------------------------------------------
CHEMICALS: 1.9%
     77,200    Air Products & Chemicals, Inc.                        3,107,300
     74,200    Dow Chemical Co.                                      9,414,125
    379,800    Du Pont (E.I.) de Nemours & Co.                      25,945,087
     26,575    Eastman Chemical Co.                                  1,375,256
     11,100   *FMC Corp.                                               758,269
     23,200   *Grace (W.R.) & Co.                                      426,300
     19,700    Great Lakes Chemical Corp.                              907,431
     33,900    Hercules, Inc.                                        1,332,694
    212,000    Monsanto Co.                                          8,360,750
     22,300    Nalco Chemical Co.                                    1,156,813
     41,900    Pall Corp.                                              929,656
     58,900    PPG Industries, Inc.                                  3,478,781
     53,300    Praxair, Inc.                                         2,608,369
     70,251   +Rohm & Haas Co.                                       3,012,013
     33,900    Sigma Aldrich Corp.                                   1,168,491
     45,000    Union Carbide Corp.                                   2,193,750
    145,200    Williams Cos., Inc.                                   6,180,075
                                                             ------------------
                                                                    72,355,160
-------------------------------------------------------------------------------
COMPUTER EQUIPMENT & SERVICE: 4.9%
    365,900   *America Online, Inc.                                 40,431,950
  1,075,700   *Cisco Systems, Inc.                                  69,281,803
    854,000   *Dell Computer Corp.                                  31,571,312
     53,000  *+Gateway, Inc.                                         3,127,000
    342,400    Hewlett-Packard Co.                                  34,411,200
     24,100   *Network Appliance, Inc.                               1,347,341
     80,800  *+PeopleSoft, Inc.                                      1,396,325
     84,700  *+Solectron Corp.                                       5,648,431
                                                             ------------------
                                                                   187,215,362
-------------------------------------------------------------------------------
CONTAINERS & GLASS: 0.2%
     10,300    Ball Corp.                                              435,175
     17,600    Bemis Co., Inc.                                         699,600
     41,200    Crown Cork & Seal Co., Inc.                           1,174,200
     52,400   *Owens-Illinois, Inc.                                  1,712,825
     28,170   *Sealed Air Corp.                                      1,827,529
                                                             ------------------
                                                                     5,849,329
-------------------------------------------------------------------------------
COSMETICS: 0.2%
     18,900   +Alberto-Culver Co. Cl. B Cvt.                           503,212
     88,400    Avon Products, Inc.                                   4,906,200
     36,000    International Flavors & Fragrances, Inc.              1,597,500
                                                             ------------------
                                                                     7,006,912
-------------------------------------------------------------------------------
DRUGS & HEALTH CARE: 7.7%
     22,900    Allergan, Inc.                                        2,541,900


                                    MSF-18

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                     VALUE
  SHARES                         ISSUE                             (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
DRUGS & HEALTH CARE: (CONTINUED)
      34,000   *+ALZA Corp.                                     $    1,729,750
     441,000     American Home Products Corp.                       25,357,500
     172,900    *Amgen, Inc.                                        10,519,884
      17,700     Bard (C.R.), Inc.                                     846,281
      19,200     Bausch & Lomb, Inc.                                 1,468,800
      37,800     Biomet, Inc.                                        1,500,187
     668,700     Bristol-Myers Squibb Co.                           47,101,556
      92,150     Cardinal Health, Inc.                               5,909,119
     139,200    *HEALTHSOUTH Corp.                                   2,079,300
     370,700     Lilly (Eli) & Co.                                  26,551,388
     794,900     Merck & Co., Inc.                                  58,822,600
     435,900     Pfizer, Inc.                                       47,840,025
     170,315     Pharmacia & Upjohn, Inc.                            9,676,021
     495,700     Schering-Plough Corp.                              26,272,100
      28,400    *St. Jude Medical, Inc.                              1,011,750
     286,700     Warner-Lambert Co.                                 19,889,813
      32,200   *+Watson Pharmaceuticals, Inc.                        1,129,013
                                                             -------------------
                                                                   290,246,987
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT: 4.2%
     186,600     AlliedSignal, Inc.                                 11,755,800
      29,500     Black & Decker Corp.                                1,862,187
       7,900     Briggs & Stratton Corp.                               456,225
     146,300     Emerson Electric Co.                                9,198,612
   1,101,800     General Electric Co.                              124,503,400
      58,000    *General Instrument Corp.                            2,465,000
      31,400     Grainger (W.W.), Inc.                               1,689,713
      29,000     Johnson Controls, Inc.                              2,010,063
      15,000     Millipore Corp.                                       608,438
      13,900     National Service Industries, Inc.                     500,400
      26,000     Raychem Corp.                                         962,000
      65,000     Tandy Corp.                                         3,176,875
      19,100    +Thomas & Betts Corp.                                  902,475
                                                             -------------------
                                                                   160,091,188
--------------------------------------------------------------------------------
ELECTRONICS: 5.6%
      49,200    *Advanced Micro Devices, Inc.                          888,675
      27,650    *Andrew Corp.                                          524,486
     125,300    *Applied Materials, Inc.                             9,252,622
      15,200     EG&G, Inc.                                            541,500
      26,900     Harris Corp.                                        1,054,144
      43,000     Honeywell, Inc.                                     4,982,625
   1,117,300     Intel Corp.                                        66,444,435
      30,100    *KLA-Tencor Corp.                                    1,951,797
      48,200    *LSI Logic Corp.                                     2,223,225
   1,023,603     Lucent Technologies, Inc.                          69,029,227
      84,100    *Micron Technology, Inc.                             3,390,281
     203,500     Motorola, Inc.                                     19,281,625
      56,400    *National Semiconductor Corp.                        1,427,625
      25,100     Scientific-Atlanta, Inc.                              903,600
      15,900    +Tektronix, Inc.                                       479,981
     131,500    *Tellabs, Inc.                                       8,888,578
     132,100     Texas Instruments, Inc.                            19,154,500
      52,800    *Thermo Electron Corp.                               1,059,300
                                                             -------------------
                                                                   211,478,226
--------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE: 0.9%
      30,900     Brunswick Corp.                                       861,337
     206,300     Carnival Corp.                                     10,005,550
     693,397     Disney (Walt) Co.                                  21,365,295
      11,700     Fleetwood Enterprises, Inc.                           309,320
                                                             -------------------
                                                                    32,541,502
--------------------------------------------------------------------------------
FINANCIAL SERVICES: 5.4%
     152,387     American Express Co.                               19,829,358
     245,470     Associates First Capital Corp. Cl. A               10,877,389
      39,055     Bear Stearns Cos., Inc.                             1,825,821
      66,100     Capital One Financial Corp.                         3,680,944
     138,150     Charles Schwab Corp.                               15,179,231
   1,138,403     Citigroup, Inc.                                    54,074,142
      37,807     Countrywide Credit Industries, Inc.                 1,616,249
     234,500     Federal Home Loan Mortgage Corp.                   13,601,000
     345,200     Federal National Mortgage Assoc.                   23,603,050
      84,600     Franklin Resources, Inc.                            3,436,875

                                    MSF-19

-------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                     VALUE
  SHARES                         ISSUE                             (NOTE 1A)
-------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
-------------------------------------------------------------------------------
FINANCIAL SERVICES: (CONTINUED)
     76,200    Hartford Financial Services Group, Inc.          $    4,443,413
    160,905    Household International, Inc.                         7,622,874
     39,900    Lehman Brothers Holdings, Inc.                        2,483,775
     36,700    Loews Corp.                                           2,903,888
    123,600    Merrill Lynch & Co., Inc.                             9,880,275
     36,700    MGIC Investment Corp.                                 1,784,538
    192,641    Morgan Stanley, Dean Witter, Discovery & Co.         19,745,703
     49,000    Paine Webber Group, Inc.                              2,290,750
     55,000    SLM Holding Corp.                                     2,519,688
     42,000    Transamerica Corp.                                    3,150,000
                                                             ------------------
                                                                   204,548,963
-------------------------------------------------------------------------------
FOOD & BEVERAGES: 4.2%
    160,500    Anheuser-Busch Co., Inc.                             11,385,468
    197,090    Archer-Daniels-Midland Co.                            3,042,576
     93,800    Bestfoods                                             4,643,100
     23,000   +Brown-Forman Corp. Cl. B                              1,499,312
    146,500    Campbell Soup Co.                                     6,793,937
    142,200   +Coca-Cola Enterprises, Inc.                           4,230,450
    830,900    Coca-Cola Co.                                        51,931,250
    164,100    ConAgra, Inc.                                         4,369,163
     12,400    Coors (Adolph) Co. Cl. B                                613,800
     51,400    General Mills, Inc.                                   4,131,275
    120,700    Heinz (H.J.) Co.                                      6,050,088
     46,900    Hershey Foods Corp.                                   2,784,688
    136,000    Kellogg Co.                                           4,488,000
    109,300    Nabisco Group Holding Corp.                           2,138,181
    497,300    PepsiCo, Inc.                                        19,239,294
     80,400    Pioneer Hi Bred International, Inc.                   3,130,575
     45,400    Quaker Oats Co.                                       3,013,425
    303,400    Sara Lee Corp.                                        6,883,388
    111,300    Sysco Corp.                                           3,318,131
    193,610    Unilever NV                                          13,504,298
     38,900    Wrigley (Wm.), Jr. Co.                                3,501,000
                                                             ------------------
                                                                   160,691,399
-------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER: 0.9%
     19,000    Boise Cascade Corp.                                     814,625
     32,400    Champion International Corp.                          1,551,150
     74,300    Fort James Corp.                                      2,814,113
     57,600    Georgia-Pacific Corp.                                 2,728,800
    138,056    International Paper Co.                               6,971,828
    179,820    Kimberly-Clark Corp.                                 10,249,740
     36,100    Louisiana-Pacific Corp.                                 857,375
     34,200    Mead Corp.                                            1,427,850
     10,000    Potlatch Corp.                                          439,375
     19,200    Temple Inland, Inc.                                   1,310,400
     33,700    Westvaco Corp.                                          977,300
     67,800    Weyerhaeuser Co.                                      4,661,250
                                                             ------------------
                                                                    34,803,806
-------------------------------------------------------------------------------
HEALTHCARE SERVICES: 0.0%
     37,300   *HCR Manor Care, Inc.                                    902,194
-------------------------------------------------------------------------------
HOMEBUILDERS: 0.0%
     20,000    Centex Corp.                                            751,250
     16,100   +Kaufman & Broad Home Corp.                              400,488
     14,500    Pulte Corp.                                             334,406
                                                             ------------------
                                                                     1,486,144
-------------------------------------------------------------------------------
HOSPITAL MANAGEMENT: 0.3%
    190,685    Columbia/HCA Healthcare Corp.                         4,350,001
     56,200   *Humana, Inc.                                            727,088
    104,500   *Tenet Healthcare Corp.                                1,939,781
     58,200    United Healthcare Corp.                               3,644,775
                                                             ------------------
                                                                    10,661,645
-------------------------------------------------------------------------------
HOTEL & MOTEL: 0.2%
     42,800   *Harrah's Entertainment, Inc.                            941,600
     86,700    Hilton Hotels Corp.                                   1,230,056
     83,800    Marriott International, Inc. Cl. A                    3,132,025
     66,800   *Mirage Resorts, Inc.                                  1,118,900
                                                             ------------------
                                                                     6,422,581
-------------------------------------------------------------------------------
HOUSEHOLD APPLIANCES & HOME FURNISHINGS: 0.1%
     30,100    Maytag Corp.                                          2,097,594

                                    MSF-20

-------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                     VALUE
  SHARES                         ISSUE                             (NOTE 1A)
-------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
-------------------------------------------------------------------------------
HOUSEHOLD APPLIANCES & HOME FURNISHINGS: (CONTINUED)
     25,600     Whirlpool Corp.                                 $    1,894,400
                                                             ------------------
                                                                     3,991,994
-------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS: 2.1%
     39,800     Clorox Co.                                           4,251,137
     98,600     Colgate-Palmolive Co.                                9,736,750
     81,900     Corning, Inc.                                        5,743,238
    373,500     Gillette Co.                                        15,313,500
     94,896     Newell Rubbermaid, Inc.                              4,412,664
    447,400     Procter & Gamble Co.                                39,930,450
     19,400     Tupperware Corp.                                       494,700
                                                             ------------------
                                                                    79,882,439
-------------------------------------------------------------------------------
INDUSTRIAL COMPONENTS & MATERIALS: 0.0%
     12,400     Milacron, Inc.                                         229,400
-------------------------------------------------------------------------------
INSURANCE: 3.4%
     47,700     Aetna, Inc.                                          4,266,168
     89,800     AFLAC, Inc.                                          4,299,175
    271,998     Allstate Corp.                                       9,757,928
     84,770     American General Corp.                               6,389,539
    417,234     American International Group, Inc.                  48,842,455
     86,075    +Aon Corp.                                            3,550,594
     54,600     Chubb Corp.                                          3,794,700
     68,300     CIGNA Corp.                                          6,078,700
     55,500     Cincinnati Financial Corp.                           2,081,250
    108,634     Conseco Co., Inc.                                    3,306,547
     48,600     Equifax, Inc.                                        1,734,413
     35,750     Jefferson-Pilot Corp.                                2,366,203
     67,200     Lincoln National Corp.                               3,515,400
     88,400     Marsh & McLennan Cos., Inc.                          6,674,200
     34,100     MBIA, Inc.                                           2,207,975
     24,900     Progressive Corp.                                    3,610,500
     44,700     Provident Cos., Inc.                                 1,788,000
     48,150     Providian Financial Corp.                            4,502,025
     45,600    +SAFECO Corp.                                         2,012,100
     75,996    +St. Paul Cos., Inc.                                  2,417,623
     44,800     Torchmark Corp.                                      1,528,800
     47,100     UnumProvident Corp.                                  2,578,725
                                                             ------------------
                                                                   127,303,020
-------------------------------------------------------------------------------
LIQUOR: 0.2%
    144,300     Seagram, Ltd.                                        7,269,113
-------------------------------------------------------------------------------
MACHINERY: 0.8%
     52,700     Browning-Ferris Industries, Inc.                     2,266,100
     25,000     Case Corp.                                           1,203,125
    120,100     Caterpillar, Inc.                                    7,206,000
     31,900     Cooper Industries, Inc.                              1,658,800
     14,500    +Cummins Engine Co., Inc.                               828,312
     77,800     Deere & Co.                                          3,082,825
     25,700    +Fluor Corp.                                          1,040,850
     13,700     Foster Wheeler Corp.                                   193,513
     84,500     Illinois Tool Works, Inc.                            6,929,000
     55,850     Ingersoll-Rand Co.                                   3,609,306
      3,300     NACCO Industries, Inc. Cl. A                           242,550
     36,700     Parker Hannifin Corp.                                1,679,025
                                                             ------------------
                                                                    29,939,406
-------------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLY: 2.8%
    512,000     Abbott Laboratories, Inc.                           23,296,000
     97,900     Baxter International, Inc.                           5,935,187
     83,900     Becton, Dickinson & Co.                              2,517,000
    132,900    *Boston Scientific Corp.                              5,839,294
    101,500     Guidant Corp.                                        5,220,906
    453,000     Johnson & Johnson                                   44,394,000
     92,865     McKesson HBOC, Inc.                                  2,983,288
    196,500     Medtronic, Inc.                                     15,302,438
     22,700    *Wellpoint Health Networks, Inc. Cl. A                1,926,663
                                                             ------------------
                                                                   107,414,776
-------------------------------------------------------------------------------
METALS-ALUMINUM: 0.3%
     75,600    +Alcan Aluminium, Ltd.                                2,414,475
    124,400     Aluminum Company Of Americal, Inc.                   7,697,250
     22,100     Reynolds Metals Co.                                  1,303,900
                                                             ------------------
                                                                    11,415,625
-------------------------------------------------------------------------------
METALS-GOLD: 0.2%
    130,900     Barrick Gold Corp.                                   2,536,187
     77,300     Battle Mountain Gold Co.                               188,419
     87,400     Homestake Mining Co.                                   715,588

                                    MSF-21

-------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                     VALUE
  SHARES                         ISSUE                             (NOTE 1A)
-------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
-------------------------------------------------------------------------------
METALS-GOLD: (CONTINUED)
     56,294   +Newmont Mining Corp.                            $     1,118,843
    109,500    Placer Dome, Inc.                                     1,293,469
                                                             ------------------
                                                                     5,852,506
-------------------------------------------------------------------------------
METALS-NON-FERROUS: 0.1%
     13,300    ASARCO, Inc.                                            250,206
     42,150    Engelhard Corp.                                         953,644
     64,406    Inco, Ltd.                                            1,159,308
                                                             ------------------
                                                                     2,363,158
-------------------------------------------------------------------------------
METALS-STEEL & IRON: 0.1%
     43,900   *Bethlehem Steel Corp.                                   337,481
     29,200    Nucor Corp.                                           1,385,175
     29,710    USX US Steel Group                                      802,170
     30,900    Worthington Industries, Inc.                            506,953
                                                             ------------------
                                                                     3,031,779
-------------------------------------------------------------------------------
MINING: 0.1%
     30,400   +Cyprus Amax Minerals Co.                                461,700
     55,000   +Freeport-McMoRan Copper & Gold, Inc. Cl. B              986,563
     19,500    Phelps-Dodge Corp.                                    1,207,781
                                                             ------------------
                                                                     2,656,044
-------------------------------------------------------------------------------
MISCELLANEOUS: 0.2%
     64,700    Allegheny Teldyne, Inc.                               1,463,837
     56,100    Fortune Brands, Inc.                                  2,321,138
    109,500    Ralston-Purina Group                                  3,332,906
                                                             ------------------
                                                                     7,117,881
-------------------------------------------------------------------------------
MULTI-INDUSTRY: 1.1%
     23,900    Harcourt General, Inc.                                1,232,344
     29,500    ITT Industries, Inc.                                  1,124,688
     37,300    Kansas City Southern Industries, Inc.                 2,380,206
    135,500    Minnesota Mining & Manufacturing Co.                 11,780,031
    276,576    Tyco International Ltd.                              26,205,576
                                                             ------------------
                                                                    42,722,845
-------------------------------------------------------------------------------
NEWSPAPERS: 0.4%
     30,500    Dow Jones & Co., Inc.                                 1,618,406
     93,800    Gannett Co., Inc.                                     6,694,975
     26,700   +Knight-Ridder, Inc.                                   1,466,831
     59,300    New York Times Co. Cl. A                              2,182,981
     24,700   +Times Mirror Co. Cl. A                                1,463,475
     40,100    Tribune Co.                                           3,493,713
                                                             ------------------
                                                                    16,920,381
-------------------------------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT: 4.5%
    121,500   *3Com Corp.                                            3,238,734
     53,800  *+Apple Computer, Inc.                                  2,494,975
     38,200    Avery Dennison Corp.                                  2,306,325
     57,900   *Cabletron Systems, Inc.                                 752,700
     48,600   *Ceridian Corp.                                        1,588,612
    572,362    Compaq Computer Corp.                                13,557,825
     53,600   *Computer Sciences Corp.                               3,708,450
     17,000   *Data General Corp.                                      247,562
    341,000   *EMC Corp.                                            18,755,000
     50,000   +IKON Office Solutions, Inc.                             750,000
    611,200    International Business Machines Corp.                78,997,600
     90,200    Pitney-Bowes, Inc.                                    5,795,350
     74,800   *Seagate Technology                                    1,916,750
     63,400   *Silicon Graphics, Inc.                                1,038,175
    260,900   *Sun Microsystems, Inc.                               17,977,641
     90,500  *+Unisys Corp.                                          3,523,844
    223,100    Xerox Corp.                                          13,176,844
                                                             ------------------
                                                                   169,826,387
-------------------------------------------------------------------------------
OIL & GAS EXPLORATION: 0.1%
     40,600    Anadarko Petroleum Corp.                              1,494,588
     37,500    Apache Corp.                                          1,462,500
     10,587    ONEOK, Inc.                                             336,137
     84,650    Union Pacific Resources Group, Inc.                   1,380,853
                                                             ------------------
                                                                     4,674,078
                                                             ------------------
OIL-DOMESTIC: 0.8%
     30,400    Amerada Hess Corp.                                    1,808,800
     24,600    Ashland Oil, Inc.                                       987,075
    109,100    Atlantic Richfield Co.                                9,116,669
     29,277    Kerr-McGee Corp.                                      1,469,339
    116,800    Occidental Petroleum Corp.                            2,467,400

                                    MSF-22

-------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                     VALUE
  SHARES                         ISSUE                             (NOTE 1A)
-------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
-------------------------------------------------------------------------------
OIL-DOMESTIC: (CONTINUED)
     84,600     Phillips Petroleum Co.                          $    4,256,437
     30,400     Sunoco, Inc.                                           917,700
     57,200     Tenneco, Inc.                                        1,365,650
     81,392     Unocal Corp.                                         3,225,158
    103,800     USX-Marathon Group                                   3,379,988
                                                             ------------------
                                                                    28,994,216
-------------------------------------------------------------------------------
OIL-EQUIPMENT & SERVICES: 0.7%
    110,200     Baker Hughes, Inc.                                   3,691,700
     71,800     Coastal Corp.                                        2,872,000
    148,600     Halliburton Co.                                      6,724,150
     16,600     Helmerich & Payne, Inc.                                395,287
     19,900     McDermott International, Inc.                          562,175
     27,800   *+Rowan Cos., Inc.                                       512,563
    184,700     Schlumberger, Ltd.                                  11,763,081
                                                             ------------------
                                                                    26,520,956
-------------------------------------------------------------------------------
OIL-INTERNATIONAL: 4.4%
    221,100     Chevron Corp.                                       21,045,956
    817,500     Exxon Corp.                                         63,049,688
    263,800     Mobil Corp.                                         26,116,200
    722,100     Royal Dutch Petroleum Co.                           43,506,525
    180,400     Texaco, Inc.                                        11,275,000
                                                             ------------------
                                                                   164,993,369
-------------------------------------------------------------------------------
PHOTOGRAPHY: 0.2%
    108,000     Eastman Kodak Co.                                    7,317,000
     14,800     Polaroid Corp.                                         408,850
                                                             ------------------
                                                                     7,725,850
-------------------------------------------------------------------------------
POLLUTION CONTROL: 0.3%
    110,800    *Laidlaw, Inc.                                          817,150
    205,572     Waste Management, Inc.                              11,049,495
                                                             ------------------
                                                                    11,866,645
-------------------------------------------------------------------------------
PRINTING & PUBLISHING: 0.2%
     22,700     American Greetings Corp. Cl. A                         683,837
     44,000     Donnelley (R.R.) & Sons Co.                          1,630,750
     55,200    *Dun & Bradstreet Corp.                               1,956,150
     11,500     Jostens, Inc.                                          242,219
     66,400     McGraw-Hill Cos., Inc.                               3,581,450
     17,600     Meredith Corp.                                         609,400
                                                             ------------------
                                                                     8,703,806
-------------------------------------------------------------------------------
RESTAURANT: 0.6%
     44,900     Darden Restaurants, Inc.                               979,381
    457,300     McDonald's Corp.                                    18,892,206
     51,700    *Tricon Global Restaurants, Inc.                      2,798,263
     41,500     Wendy's International, Inc.                          1,174,969
                                                             ------------------
                                                                    23,844,819
-------------------------------------------------------------------------------
RETAIL GROCERY: 0.7%
    142,190     Albertson's, Inc.                                    7,331,672
     12,900     Great Atlantic & Pacific Tea Co., Inc.                 436,181
    277,400    *Kroger Co.                                           7,749,862
    166,800    *Safeway, Inc.                                        8,256,600
     49,900    +Winn-Dixie Stores, Inc.                              1,843,181
                                                             ------------------
                                                                    25,617,496
-------------------------------------------------------------------------------
RETAIL TRADE: 5.7%
     68,900    *Best Buy Co., Inc.                                   4,650,750
     34,100     Circuit City Stores, Inc.                            3,171,300
     36,700    *Consolidated Stores Corp.                              990,900
     74,367   *+Costco Cos., Inc.                                    5,951,684
    131,300     CVS Corp.                                            6,663,475
    149,700     Dayton-Hudson Corp.                                  9,730,500
     36,200     Dillards, Inc. Cl. A                                 1,271,525
     74,375     Dollar General Corp.                                 2,156,875
     70,200   *+Federated Department Stores, Inc.                    3,716,212
    498,998     Home Depot, Inc.                                    32,154,184
    166,200    *K Mart Corp.                                         2,731,912
     54,700    *Kohls Corp.                                          4,222,156
     71,600     Limited, Inc.                                        3,248,850
     13,200     Longs Drug Stores Corp.                                456,225
    124,600     Lowes Cos., Inc.                                     7,063,262
    112,250     May Department Stores Co.                            4,588,219
     47,600    +Nordstrom, Inc.                                      1,594,600
    125,200    *Office Depot, Inc.                                   2,762,225

                                    MSF-23

-------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO
JUNE 30, 1999(UNAUDITED)

                                                                     VALUE
  SHARES                         ISSUE                             (NOTE 1A)
-------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
-------------------------------------------------------------------------------
RETAIL TRADE: (CONTINUED)
      88,500    Penney (J.C.) Co., Inc.                         $    4,297,781
      17,700    Pep Boys-Manny, Moe & Jack                             382,763
      86,600    Rite Aid Corp.                                       2,132,525
     127,800    Sears, Roebuck & Co.                                 5,695,088
     156,050   *Staples, Inc.                                        4,822,920
      40,100    SuperValu, Inc.                                      1,030,069
     289,613    The Gap, Inc.                                       14,589,230
     107,700    TJX Cos., Inc.                                       3,587,756
      83,500   *Toys 'R Us, Inc.                                     1,727,406
   1,496,500    Wal-Mart Stores, Inc.                               72,206,125
     337,300    Walgreen Co.                                         9,908,188
                                                             ------------------
                                                                   217,504,705
-------------------------------------------------------------------------------
SOFTWARE: 5.5%
      20,500    Adobe Systems, Inc.                                  1,684,203
      19,800    Autodesk, Inc.                                         585,956
      79,000  *+BMC Software, Inc.                                   4,263,531
     180,750    Computer Associates International, Inc.              9,941,250
     123,400   *Compuware Corp.                                      3,921,806
     166,300    Electronic Data Systems Corp.                        9,406,344
   1,718,700   *Microsoft Corp.                                    154,897,838
     112,900   *Novell, Inc.                                         2,991,850
     484,675   *Oracle Corp.                                        17,993,560
      90,900   *Parametric Technology Corp.                          1,264,078
       9,000   +Shared Medical Systems                                 587,250
                                                             ------------------
                                                                   207,537,666
-------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT & SERVICES: 0.6%
      46,900    CenturyTel, Inc.                                     1,864,275
     223,260    Nortel Networks Corp.                               19,381,759
                                                             ------------------
                                                                    21,246,034
-------------------------------------------------------------------------------
TEXTILES & APPAREL: 0.3%
      24,100   *Fruit Of The Loom, Inc. Cl. A                          234,975
      21,400    Liz Claiborne, Inc.                                    781,100
      94,600    Nike, Inc. Cl. B                                     5,989,363
      18,800  *+Reebok International, Ltd.                             350,150
      11,400    Russell Corp.                                          222,300
       6,000    Springs Industries, Inc.                               261,750
      40,600    VF Corp.                                             1,735,650
                                                             ------------------
                                                                     9,575,288
-------------------------------------------------------------------------------
TIRES & RUBBER: 0.1%
      25,500    Cooper Tire & Rubber Co.                               602,438
      25,100   +Goodrich (B.F.) Co.                                  1,066,750
      52,900    Goodyear Tire & Rubber Co.                           3,111,181
                                                             ------------------
                                                                     4,780,369
-------------------------------------------------------------------------------
TOBACCO: 0.9%
     812,400    Philip Morris Cos., Inc.                            32,648,325
      59,100    UST, Inc.                                            1,728,675
                                                             ------------------
                                                                    34,377,000
-------------------------------------------------------------------------------
TOYS & AMUSEMENTS: 0.1%
      65,475    Hasbro, Inc.                                         1,829,208
     139,413    Mattel, Inc.                                         3,685,731
                                                             ------------------
                                                                     5,514,939
-------------------------------------------------------------------------------
TRANSPORTATION-AIRLINES: 0.3%
      51,600   *AMR Corp.                                            3,521,700
      47,700    Delta Air Lines, Inc.                                2,748,712
     112,925    Southwest Airlines Co.                               3,514,791
      24,800   *USAirways Group, Inc.                                1,080,350
                                                             ------------------
                                                                    10,865,553
-------------------------------------------------------------------------------
TRANSPORTATION-RAILROAD: 0.4%
     157,803    Burlington Northern Santa Fe Corp.                   4,891,893
      72,900    CSX Corp.                                            3,303,281
     127,600    Norfolk Southern Corp.                               3,843,950
      83,400    Union Pacific Corp.                                  4,863,263
                                                             ------------------
                                                                    16,902,387
-------------------------------------------------------------------------------
TRANSPORTATION-TRUCKING: 0.0%
      23,800    Ryder Systems, Inc.                                    618,800
-------------------------------------------------------------------------------
UTILITIES-ELECTRIC: 2.1%
      64,400   *AES Corp.                                            3,743,250
      46,200    Ameren Corp.                                         1,772,925
      65,000    American Electric Power Co., Inc.                    2,441,563
      51,000    Carolina Power & Light Co.                           2,183,438

                                    MSF-24

-------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO
JUNE 30, 1999(UNAUDITED)

                                                                     VALUE
  SHARES                         ISSUE                             (NOTE 1A)
-------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
-------------------------------------------------------------------------------
UTILITIES-ELECTRIC: (CONTINUED)
        71,400    Central & South West Corp.                    $    1,668,975
        53,292    CINergy Corp.                                      1,705,344
        39,800    CMS Energy Corp.                                   1,666,625
        76,300    Consolidated Edison, Inc.                          3,452,575
        50,300    Constellation Energy Group, Inc.                   1,490,137
        64,500    Dominion Resources, Inc.                           2,793,656
        48,800    DTE Energy Co.                                     1,952,000
       122,334    Duke Energy Corp.                                  6,651,911
       116,600    Edison International                               3,119,050
        83,100    Entergy Corp.                                      2,596,875
        79,000    FirstEnergy Corp.                                  2,449,000
        32,600    Florida Progress Corp.                             1,346,787
        60,900    FPL Group, Inc.                                    3,326,663
        42,300    GPU, Inc.                                          1,784,531
        38,700   *New Century Energies, Inc.                         1,502,044
        62,900   *Niagara Mohawk Power Corp.                         1,010,331
        51,700    Northern States Power Co.                          1,250,494
        99,900    PacifiCorp                                         1,835,663
        64,400    PECO Energy Corp.                                  2,696,750
       129,100    PG&E Corp.                                         4,195,750
        52,900    PP&L Resources, Inc.                               1,626,675
        73,600    Public Service Enterprise Group, Inc.              3,008,400
        99,445    Reliant Energy, Inc.                               2,747,168
        80,845   *Sempra Energy Solutions                            1,829,118
       234,100    Southern Co.                                       6,203,650
        94,545    Texas Utilities Co.                                3,899,981
        73,100    Unicom Corp.                                       2,818,919
                                                             ------------------
                                                                    80,770,248
-------------------------------------------------------------------------------
UTILITIES-GAS & PIPELINES: 0.5%
        59,440    Burlington Resources, Inc.                         2,570,780
        27,950    Columbia Energy Group                              1,752,116
        32,200    Consolidated Natural Gas Co.                       1,956,150
         7,600    Eastern Enterprises                                  302,100
       118,800    Enron Corp.                                        9,711,900
        15,300    NICOR, Inc.                                          582,356
        11,900    Peoples Energy Corp.                                 448,481
        37,200    Sonat, Inc.                                        1,232,250
                                                             ------------------
                                                                    18,556,133
-------------------------------------------------------------------------------
UTILITIES-TELEPHONE: 8.4%
        94,500    ALLTEL Corp.                                       6,756,750
       370,400    Ameritech Corp.                                   27,224,400
     1,070,218    AT&T Corp.                                        59,731,542
       522,724    Bell Atlantic Corp.                               34,173,082
       637,800    BellSouth Corp.                                   29,896,875
        58,500    Frontier Corp.                                     3,451,500
       327,300    GTE Corp.                                         24,792,975
       626,621   *MCI WorldCom, Inc.                                53,908,988
        99,400  *+Nextel Communications, Inc. Cl. A                  4,991,744
       661,294    SBC Communications, Inc.                          38,355,052
       291,500    Sprint Corp.                                      15,394,843
       148,450   +Sprint Corp.                                       8,480,206
       169,164    U.S. West, Inc.                                    9,938,385
                                                             ------------------
                                                                   317,096,342
-------------------------------------------------------------------------------
                  TOTAL COMMON STOCK
                  (Cost: $2,336,713,633) ...................     3,781,682,987
                                                             ------------------
-------------------------------------------------------------------------------
   FACE                                INTEREST    MATURITY         VALUE
  AMOUNT                ISSUE            RATE        DATE         (NOTE 1A)
-------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 0.2%
-------------------------------------------------------------------------------
    $8,025,000   Federal Home Loan
                 Mortgage Corp.         5.000%      7/14/99     $    8,010,510
                                                             ------------------
                 TOTAL SHORT TERM OBLIGATIONS
                 (Cost: $8,010,510) ........................         8,010,510
                                                             ------------------
-------------------------------------------------------------------------------
                 TOTAL INVESTMENTS: 100.1%
                 (Cost $2,344,724,143) .....................     3,789,693,497
                 OTHER ASSETS LESS LIABILITIES (0.1%) ......        (5,484,431)
                                                             ------------------
                 TOTAL NET ASSETS: 100.0% ..................    $3,784,209,066
                                                             ==================
-------------------------------------------------------------------------------

LEGEND:
-------

+ Securities on loan.

* Non-income producing security.

SECURITIES LENDING: (Note 7)
----------------------------

 As of June 30, 1999, the market value of securities loaned was $23,571,190 with collateral backing valued at $24,296,719.



                       See Notes to Financial Statements.

                                    MSF-25

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SANTANDER INTERNATIONAL STOCK PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                         VALUE
  SHARES                            ISSUE                              (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: 94.1%
--------------------------------------------------------------------------------
AUSTRALIA: 4.1%
     78,000     Broken Hill Proprietary Co.                          $   902,333
    115,100     Commonwealth Bank of Australia                         1,829,889
    150,200    +National Australia Bank                                2,482,243
    828,300     Qantas Airways Ltd.                                    2,732,263
    878,600     Santos Ltd.                                            2,874,952
    348,800     Telstra Corp., Ltd.                                    1,996,081
                                                                  --------------
                Total Investments in Australia                        12,817,761
--------------------------------------------------------------------------------
AUSTRIA: 0.4%
     13,100     OMV Handels AG                                         1,167,973
                                                                 ---------------
                Total Investments in Austria                           1,167,973
--------------------------------------------------------------------------------
BELGIUM: 0.5%
     16,640     CBR Cimenteries                                        1,530,079
                                                                ----------------
                Total Investments in Belgium                           1,530,079
--------------------------------------------------------------------------------
CANADA: 0.3%
    440,500 *[_]AMR Technologies, Inc.                                   661,124
  1,100,000 *[_]Ashurst Technology Ltd.                                        0
    282,330 *[_]Isleinvest Ltd.                                                0
    582,400 *[_]Kemgas International Ltd.                                257,087
                                                                 ---------------
                Total Investments in Canada                              918,211
--------------------------------------------------------------------------------
FINLAND: 2.5%
     88,200     Nokia AB Oy Cl. A                                      7,728,284
                                                                 ---------------
                Total Investments in Finland                           7,728,284
--------------------------------------------------------------------------------
FRANCE: 10.4%
     53,900     Assurance Generale de France                           2,594,784
     22,400     AXA SA                                                 2,731,671
     46,800     Banque Nationale de Paris                              3,898,098
     30,230     Elf Aquitaine SA                                       4,434,439
     41,506     France Telecom SA                                      3,134,109
     15,000    *Galeries Lafayette SA                                  1,983,871
      2,800     L' Oreal SA                                            1,892,023
     29,312     Lafarge SA                                             2,785,941
     87,500     Pechiney International NV Cl. A                        3,759,511
     15,180     Saint-Gobain                                           2,417,663
     45,200     Seita                                                  2,609,288
                                                                 ---------------
                Total Investments in France                           32,241,398
--------------------------------------------------------------------------------
GERMANY: 6.8%
     91,300     BASF AG                                                4,032,897
     51,500     Continental AG                                         1,221,042
     57,500     DaimlerChrysler AG                                     4,979,007
     65,981    +Lufthansa AG                                           1,195,731
     48,400     Merck KGaA                                             1,573,630
    220,900    *Thyssen AG                                             4,857,157
     51,200    +Volkswagen AG                                          3,277,609
                                                                 ---------------
                Total Investments in Germany                          21,137,073
--------------------------------------------------------------------------------
HONG KONG: 3.3%
    406,000     Cheung Kong Infrastructure Holdings Ltd.               3,610,703
    286,600     Hang Seng Bank Ltd.                                    3,204,515
    848,400    +Hong Kong Telecommunications Ltd.                      2,203,395
    138,000    +Hutchison Whampoa Ltd.                                 1,249,517
                                                                 ---------------
                Total Investments in Hong Kong                        10,268,130
--------------------------------------------------------------------------------
IRELAND: 0.4%
    125,047     Irish Life & Permanent PLC                             1,291,038
                                                                 ---------------
                Total Investments in Ireland                           1,291,038
--------------------------------------------------------------------------------
ITALY: 4.0%
    305,400    +Banca Populare di Milano SPA                           2,358,014
    792,100    +ENI SPA                                                4,727,746
    504,400     Montedison SPA                                           821,538
    130,300     Rolo Banca 1473 SPA                                    2,921,456
    161,700     Telecom Italia SPA                                     1,680,220
                                                                 ---------------
                Total Investments in Italy                            12,508,974
--------------------------------------------------------------------------------
JAPAN: 20.9%
     45,000     Acom Co., Ltd.                                         3,887,327
    173,000    +Bank of Tokyo - Mitsubishi Ltd.                        2,464,074
    275,000    +Chugai Pharmaceutical Co., Ltd.                        2,964,371
    369,000     Citizen Watch Co., Ltd.                                3,202,860
     89,000     Daiichi Pharmaceutical Co., Ltd.                       1,381,681
     83,000     Fuji Photo Film Ltd.                                   3,142,432
    150,000    +Futaba Industrial Co., Ltd.                            2,070,761
     89,000     Honda Motor Co., Ltd.                                  3,774,242
      8,000     Ito-Yokado Co., Ltd.                                     535,670
     41,000     Mabuchi Motor Co., Ltd.                                3,812,929


                                    MSF-26

-------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
SANTANDER INTERNATIONAL STOCK PORTFOLIO
JUNE 30, 1999 (UNAUDITED)


                                                                       VALUE
    SHARES                            ISSUE                          (NOTE 1A)
-------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
-------------------------------------------------------------------------------
JAPAN: (CONTINUED)
    186,000    Matsushita Electric Industrial Co., Ltd.            $ 3,613,293
    302,000   +Mazda Motor Corp.                                     1,735,058
     54,000    Murata Manufacturing Co., Ltd.                        3,553,278
     16,500    Nintendo Co., Ltd.                                    2,320,121
        252    Nippon Telephone & Telegraph                          2,937,257
    163,000    Omron Corp.                                           2,829,627
     21,000    Rohm Co.                                              3,289,659
    143,000   +Sankyo Co., Ltd.                                      3,605,439
    227,000   +Sekisui House Ltd.                                    2,450,707
     34,000   +Sony Corp.                                            3,667,851
    119,000   +Sumitomo Bank Ltd.                                    1,476,556
     38,300    Takefuji Corp.                                        3,960,759
    486,000    Teijin Ltd.                                           1,968,587
                                                                ---------------
               Total Investments in Japan                           64,644,539
-------------------------------------------------------------------------------
MALAYSIA: 1.3%
    745,000    Malayan Bank Bhd.                                     2,235,000
    466,300    Telekom Malaysia Bhd.                                 1,742,489
                                                                ---------------
               Total Investments in Malaysia                         3,977,489
-------------------------------------------------------------------------------
NETHERLANDS: 4.0%
    113,600    ABN AMRO Holdings NV                                  2,459,196
     74,700    ING Groep NV                                          4,042,737
     49,400    Koninklijke KPN NV                                    2,317,042
     63,800    Royal Dutch Petroleum Co.                             3,735,637
                                                                ---------------
               Total Investments in Netherlands                     12,554,612
-------------------------------------------------------------------------------
PHILIPPINES: 2.0%
    899,700    Bank of Philippine Islands                            3,215,747
     98,800    Philippine Long Distance Telephone Co.                3,012,037
                                                                ---------------
               Total Investments in Philippines                      6,227,784
-------------------------------------------------------------------------------
PORTUGAL: 0.3%
     23,600    Portugal Telecom SA                                     959,742
     23,600   *Portugal Telecom SA (rts.)                                  243
                                                                ---------------
               Total Investments in Portugal                           959,985
-------------------------------------------------------------------------------
SINGAPORE: 3.3%
  1,598,000   +DBS Land Ltd.                                         3,192,244
    326,000    Singapore Airlines Ltd.                               3,102,938
    552,000   +United Overseas Bank Ltd.                             3,859,460
                                                                ---------------
               Total Investments in Singapore                       10,154,642
-------------------------------------------------------------------------------
SOUTH KOREA: 0.5%
     54,010    LG Electronics, Inc.                                  1,493,149
                                                                ---------------
               Total Investments in South Korea                      1,493,149
-------------------------------------------------------------------------------
SPAIN: 2.4%
    147,700   +Endesa SA                                             3,148,666
    127,900    Grupo Dragados SA                                     1,499,086
     60,000    Telefonica de Espagna SA                              2,889,061
                                                                ---------------
               Total Investments in Spain                            7,536,813
-------------------------------------------------------------------------------
SWEDEN: 3.5%
    147,200    Electrolux AB Cl. B                                   3,086,536
     84,000    Skanska AB Cl. B                                      3,171,398
    132,100   +Svenska Cellulosa AB Cl. B                            3,423,489
    104,700    Svenska Handelsbanken AB Cl. A                        1,258,028
                                                                ---------------
               Total Investments in Sweden                          10,939,451
-------------------------------------------------------------------------------
SWITZERLAND: 3.8%
      5,600   *Adecco SA                                             2,999,678
      1,100    Compagnie Financiere Richemont AG                     2,114,977
      2,100    Holderbank Financiere Glarus AG                       2,477,976
      2,100   *Holderbank Financiere Glarus AG (rts.)                   30,789
        210    Roche Holdings AG                                     2,157,932
      5,700    Sairgroup                                             1,193,074
      2,300    Swisscom AG                                             865,218
                                                                ---------------
               Total Investments in Switzerland                     11,839,644
-------------------------------------------------------------------------------
THAILAND: 0.9%
    202,900    Advanced Info Service Public Co., Ltd.                2,751,186
                                                                ---------------
               Total Investments in Thailand                         2,751,186
-------------------------------------------------------------------------------
UNITED KINGDOM: 18.5%
     70,800    Abbey National PLC                                    1,329,696
    157,700    Allied Zurich PLC                                     1,982,383
     39,100    AstraZeneca Group PLC                                 1,511,818
    281,000    Bank of Scotland                                      3,758,230
    760,400    Beazer Group PLC                                      2,385,176
    469,600    BG PLC                                                2,864,602


                                    MSF-27

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SANTANDER INTERNATIONAL STOCK PORTFOLIO
JUNE 30, 1999 (UNAUDITED)
                                                                        VALUE
    SHARES                            ISSUE                           (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
UNITED KINGDOM: (CONTINUED)
     303,100     BP Amoco PLC                                     $   5,427,370
     432,900     British Telecommunications PLC                       7,246,650
      86,600     Cable & Wireless PLC                                 1,104,312
     464,600     FirstGroup PLC                                       2,537,509
      88,300     GKN PLC                                              1,507,351
     130,900     Glaxo Wellcome PLC                                   3,637,618
     153,900     Hanson PLC                                           1,382,734
     102,400     HSBC Holdings PLC                                    3,628,453
     413,000     Iceland Group PLC                                    1,718,617
     354,400     Kingfisher PLC                                       4,135,543
     145,200     Logica PLC                                           1,527,260
      45,000     National Express Group                                 718,179
     124,700     PowerGen PLC                                         1,342,494
      19,500     Railtrack Group PLC                                    398,657
     159,300     SmithKline Beecham PLC                               2,071,548
     375,100     Somerfield Stores Ltd. PLC                           1,758,973
     164,000     Vodafone Group PLC                                   3,226,143
                                                                 ---------------
                 Total Investments in United Kingdom                 57,201,316
--------------------------------------------------------------------------------
                 TOTAL COMMON STOCK
                 (Cost: $263,483,696) ........................      291,889,531
                                                                 ---------------

PREFERRED STOCK: 1.0%
--------------------------------------------------------------------------------
THAILAND: 0.9%
   1,875,800  [_]Siam Commercial Bank Public Co., Ltd.                2,670,631
                                                                 ---------------
                 Total Investments in Thailand                        2,670,631

UNITED KINGDOM: 0.1%
     295,000  [_]Upton & Southern Holdings PLC Cum. Cvt. Pfd.           316,196
                                                                 ---------------
                 Total Investments in United Kingdom                    316,196

                 TOTAL PREFERRED STOCK
                 (Cost: $3,660,042)                                   2,986,827
                                                                 ---------------

--------------------------------------------------------------------------------
                                            INTEREST  MATURITY          VALUE
FACE AMOUNT             ISSUE                 RATE      DATE          (NOTE 1A)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS: 2.3%
--------------------------------------------------------------------------------
$  7,045,000     State Street
                 Repurchase Agreement
                 (U.S. Treasury Note
                 collateralized, dated
                 6/30/99 due 2/29/00 @
                 7.125% with a market
                 value of $7,257,733)         4.700%    7/1/99    $   7,045,000
                                                                 ---------------
                 TOTAL REPURCHASE AGREEMENTS
                 (Cost : $7,045,000) .........................        7,045,000
                                                                 ---------------
--------------------------------------------------------------------------------
                 TOTAL INVESTMENTS: 97.4%
                 (Cost $274,188,738) .........................      301,921,358
                 OTHER ASSETS LESS LIABILITIES: 2.6% .........        7,940,445
                                                                 ---------------
                 TOTAL NET ASSETS: 100.0% ....................    $ 309,861,803
                                                                 ===============
--------------------------------------------------------------------------------

LEGEND:
------
*   Non-income producing security.
+   Securities on loan.
[_] Illiquid security.
ADR (American depository receipt) represents ownership of foreign securities.

SECURITIES LENDING: (Note 7)
----------------------------
 As of June 30, 1999, the market value of securities loaned was $24,809,999 with collateral backing valued at $26,304,462.


                       See Notes to Financial Statements.

                                    MSF-28

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------
SANTANDER INTERNATIONAL STOCK PORTFOLIO
AS A PERCENTAGE OF TOTAL VALUE OF INVESTMENTS


Automotive: ............................................................  5.4%
Banking: ............................................................... 14.2%
Building & Construction: ...............................................  0.5%
Business Services: .....................................................  1.5%
Chemicals: .............................................................  1.4%
Construction Materials: ................................................  3.1%
Consumer Products: .....................................................  0.5%
Drugs & Health Care: ...................................................  6.4%
Electrical Equipment: ..................................................  2.8%
Electronics: ...........................................................  6.2%
Entertainment & Leisure: ...............................................  0.0%
Financial Services: ....................................................  4.4%
Forest Products & Paper: ...............................................  1.2%
Homebuilders: ..........................................................  2.7%
Household Appliances & Home Furnishings: ...............................  2.3%
Insurance: .............................................................  3.6%
Machinery: .............................................................  0.5%
Metals-Non-Ferrous: ....................................................  1.3%
Metals-Steel & Iron: ...................................................  0.3%
Miscellaneous: .........................................................  1.1%
Multi-Industry: ........................................................  2.3%
Oil & Gas Exploration: .................................................  2.5%
Oil-International: .....................................................  5.1%
Personal Care: .........................................................  0.6%
Photography: ...........................................................  1.1%
Real Estate: ...........................................................  2.3%
Retail Grocery: ........................................................  1.2%
Retail Trade: ..........................................................  2.4%
Telecommunications Equipment & Services: ...............................  4.1%
Textiles & Apparel: ....................................................  0.7%
Tires & Rubber: ........................................................  0.4%
Tobacco: ...............................................................  1.6%
Toys & Amusements: .....................................................  0.8%
Transportation: ........................................................  0.6%
Transportation-Airlines: ...............................................  2.6%
Transportation-Miscellaneous: ..........................................  0.9%
Transportation-Railroad: ...............................................  0.1%
Utilities-Electric: ....................................................  1.1%
Utilities-Gas & Pipelines: .............................................  1.0%
Utilities-Miscellaneous: ...............................................  0.4%
Utilities-Telephone: ...................................................  8.8%
                                                                        ------
                                                                        100.0%
                                                                        ======
--------------------------------------------------------------------------------

Excludes short-term securities.

See Notes to Financial Statements.

                                     MSF-29

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                     VALUE
 SHARES               ISSUE                                        (NOTE 1A)
-------------------------------------------------------------------------------
COMMON STOCK: 4.7%
-------------------------------------------------------------------------------
BANKING: 0.0%
     7,000   *Siam Commercial Bank (Wts.)                           $    4,508
-------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER: 3.0%
 1,867,500   *Indah Kiat Paper & Pulp Corp.                            862,960
     9,255   +Sappi Ltd. ADR                                           673,301
                                                                 --------------
                                                                     1,536,261
-------------------------------------------------------------------------------
OIL & GAS EXPLORATION: 0.4%
    59,675   +Chesapeake Energy Corp.                                 175,295
-------------------------------------------------------------------------------
REAL ESTATE: 1.3%
    16,500    Associated Estates Realty Corp.                          194,906
    21,950    Berkshire Realty Co., Inc.                               253,797
     2,000   +Developers Diversified Realty                             33,250
    15,500    Meditrust                                                202,469
                                                                 --------------
                                                                       684,422
-------------------------------------------------------------------------------
RESTAURANT: 0.0%
     2,024   *Advantica Restaurant Group, Inc.                           7,021
-------------------------------------------------------------------------------
UTILITIES-ELECTRIC: 0.0%
     2,000    Tenaga Nasional Berhad                                    10,063
                                                                 --------------
              TOTAL COMMON STOCK
              (Cost : $2,075,072).............................       2,417,570
-------------------------------------------------------------------------------
PREFERRED STOCK: 5.0%
-------------------------------------------------------------------------------
BANKING: 0.0%
     7,000    Siam Commercial Bank Public Co., Ltd. 5.500%               9,966
-------------------------------------------------------------------------------
CONSTRUCTION MATERIALS: 0.1%
     1,250    Owens-Corning 6.500%                                      59,531
-------------------------------------------------------------------------------
METALS-STEEL & IRON: 0.5%
     6,500    Bethlehem Steel Corp. $3.50                              236,438
-------------------------------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT: 1.9%
     1,099    Hyperion Telecommunications, Inc. Sr. 12.875%            989,351
-------------------------------------------------------------------------------
OIL & GAS EXPLORATION: 0.5%
    10,500    Chesapeake Energy Corp. 7.000%                           273,000
-------------------------------------------------------------------------------
OIL-EQUIPMENT & SERVICES: 0.5%
       250    R & B Falcon Corp. 13.875%                               257,500
-------------------------------------------------------------------------------
TRANSPORTATION-SHIPPING: 0.2%
    16,000    Hvide Capital Trust 6.500%                               104,000
-------------------------------------------------------------------------------
TRANSPORTATION-TRUCKING: 0.1%
     1,600    Arkansas Best Corp. $2.875                                56,800
-------------------------------------------------------------------------------
UTILITIES-ELECTRIC: 0.7%
       935    Central Maine Power Co. 3.500%                            50,022
       150    Consumers Energy Co. $4.16                                 9,450
       250    Consumers Energy Co. $4.50                                15,625
       300    Entergy Gulf States, Inc. 4.400%                          18,300
       140   +Entergy Gulf States, Inc. $4.52                            9,214
     1,000    Niagara Mohawk Power Corp. 3.600%                         54,000
       200    Niagara Mohawk Power Corp. 3.900%                         12,400
     2,680    Niagara Mohawk Power Corp. 3.400%                        144,720
        50    Niagara Mohawk Power Corp. 4.850%                          3,850
       150    Ohio Edison Co. 4.400%                                     9,750
        50    Ohio Edison Co. 4.440%                                     3,350
       200    Toledo Edison Co. 4.250%                                  12,300
                                                                 --------------
                                                                       342,981
-------------------------------------------------------------------------------
UTILITIES-TELEPHONE: 0.5%
     4,500    Philippine Long Distance Telephone Co. $3.50             234,000
                                                                 --------------
              TOTAL PREFERRED STOCK
              (Cost: $3,042,661)                                     2,563,567
                                                                 --------------
-------------------------------------------------------------------------------
                                             INTEREST   MATURITY       VALUE
FACE AMOUNT             ISSUE                  RATE       DATE       (NOTE 1A)
-------------------------------------------------------------------------------
CONVERTIBLE BONDS: 0.8%
-------------------------------------------------------------------------------
AUTOMTIVE: 0.8%

$  725,000  ++Exide Corp. 144A                 2.900%   12/15/05    $  440,438
-------------------------------------------------------------------------------
BUILDING & CONSTRUCTION:  0.1%
   100,000    Schuler Homes, Inc.              6.500%    11/5/03        77,000
-------------------------------------------------------------------------------
COMPUTER EQUIPMENT & SERVICE:  5.9%
   155,000    Cray Research, Inc.              6.125%     2/1/11       124,000
   730,000    Data General Corp.               6.000%    5/15/04       627,800
   300,000    HMT Technology Corp. Sub.        5.750%    11/5/04       109,500
   515,000    Ingram Micro, Inc.               0.000%     6/9/18       168,019
   300,000    Integrated Device Technology     5.500%     6/1/02       239,250
   200,000    Maxtor Corp.                     5.750%     3/1/12       150,000
   800,000    Read-Rite Corp.                  6.500%     9/1/04       336,000
   750,000    S3, Inc.                         5.750%    10/1/03       630,937
   400,000    Silicon Graphics, Inc.           5.250%     9/1/04       354,000
   100,000    Telxon Corp.                     5.750%     1/1/03        71,250
 1,400,000    Western Digital Corp.            0.000%    2/18/18       245,000
                                                                 --------------
                                                                     3,055,756
-------------------------------------------------------------------------------

                                    MSF-30

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                              INTEREST   MATURITY      VALUE
FACE AMOUNT           ISSUE                     RATE       DATE      (NOTE 1A)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS:(CONTINUED)
--------------------------------------------------------------------------------
DRUGS & HEALTH CARE: 0.7%
$  200,000    Centocor, Inc.                   4.750%    2/15/05    $  223,250
   150,000    Tenet Healthcare Corp.           6.000%    12/1/05       115,125
                                                                 --------------
                                                                       338,375
-------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT: 0.2%
   195,000    Intevac, Inc. Sub.               6.500%     3/1/04       121,144
-------------------------------------------------------------------------------
ELECTRONICS: 4.2%
   800,000    Cirrus Logic, Inc.               6.000%   12/15/03       547,000
   675,000    Kent Electronics Corp.           4.500%     9/1/04       550,969
   750,000    Lam Research Corp.               5.000%     9/1/02       678,750
   100,000    National Semiconductor Corp.     6.500%    10/1/02        95,000
    40,000    Richardson Electronics, Ltd.     7.250%   12/15/06        28,800
   100,000    Thermedics, Inc.                 0.000%     6/1/03        68,000
   879,000    Zenith Corp.                     6.250%     4/1/11       193,380
                                                                 --------------
                                                                     2,161,899
-------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE: 0.1%
    83,000    Bell Sports Corp. Sub.           4.250%   11/15/00        67,126
    50,000   .CML Group, Inc.                  5.500%    1/15/03           250
   200,000   .CML Group, Inc.                  5.500%    1/15/03         1,000
                                                                 --------------
                                                                        68,376
-------------------------------------------------------------------------------
FOOD & BEVERAGE: 0.2%
   100,000    Borden, Inc.                     7.875%    2/15/23        80,519
-------------------------------------------------------------------------------
FOREIGN OBLIGATIONS: 10.3%
    95,000    Advanced Agro Public Co.         3.500%    6/17/01        78,850
   450,000    App Finance VII Mauritius Ltd.   3.500%    4/30/03       337,500
   100,000    App Finance VII Mauritius Ltd.   3.500%    4/30/03        75,000
   775,000    Bangkok Bank Public Ltd.         4.589%     3/3/04       403,000
   325,000    Banpu Public                     2.750%    4/10/03       289,250
   300,000    Burns, Philp                     5.500%    4/30/04       148,500
 1,280,000    Empresas ICA Sociedad            5.000%    3/15/04       870,400
   100,000    Loxley PLC                       2.500%     4/4/01        31,000
   300,000    Piltel International
              Holdings Corp.                   1.750%    7/17/06       187,500
 1,700,000    Rogers Communications, Inc.      2.000%   11/26/05     1,266,500
   100,000    Samsung Display Devices          0.250%    3/12/06       104,730
   425,000    Samsung Electronics Co., Ltd.    0.000%   12/31/07       445,187
   250,000    Sappi BVI Finance                7.500%     8/1/02       235,313
   300,000    Siam Commercial Bank             3.250%    1/24/04       150,750
   390,000    Ssangyong Oil Refining Co., Ltd. 3.000%   12/31/04       278,850
   150,000    Telekom Malaysia                 4.000%    10/3/04       129,938
   300,000    Total Access Communication
              Public Ltd.                      2.000%    5/31/06       297,000
                                                                 --------------
                                                                     5,329,268
-------------------------------------------------------------------------------
HEALTHCARE SERVICES: 0.2%
  150,000     Phycor, Inc.                     4.500%    2/15/03       112,875
-------------------------------------------------------------------------------
INDUSTRIAL COMPONENTS & MATERIAL: 0.9%
  400,000     Hexcel Corp.                     7.000%     8/1/03       363,000
  100,000     Hexcel Corp.                     7.000%     8/1/11        80,500
                                                                 --------------
                                                                       443,500
-------------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLY: 0.8%
  400,000     NABI                             6.500%     2/1/03       284,000
  365,000     UroMed Corp.                     6.000%   10/15/03       155,125
                                                                 --------------
                                                                       439,125
-------------------------------------------------------------------------------
METALS-STEEL & IRON: 0.0%
  200,000     Molten Metal
              Technology, Inc. Sub.            5.500%     5/1/06             0
-------------------------------------------------------------------------------
MINING: 0.7%
  325,000     Battle Mountain Gold Co.         6.000%     1/4/05       227,500
  200,000     Coeur D'Arlen Mines Corp.        6.000%    6/10/02       116,000
                                                                 --------------
                                                                       343,500
-------------------------------------------------------------------------------
OIL & GAS EXPLORATION: 0.3%
  200,000     Pogo Producing Co. Sub.          5.500%    6/15/06       161,000
-------------------------------------------------------------------------------
OIL-EQUIPMENT & SERVICES: 1.4%
  585,000     Key Energy Group, Inc.           5.000%    9/15/04       364,893
1,090,000     Pride International, Inc. Sub.   0.000%    4/24/18       336,538
                                                                 --------------
                                                                       701,431
-------------------------------------------------------------------------------
POLLUTION CONTROL: 0.8%
  327,000     Air & Water Technologies
              Corp. Sub.                       8.000%    5/15/15       283,673
  150,000     Thermo Terratech, Inc. Sub.      4.625%     5/1/03       130,312
                                                                 --------------
                                                                       413,985
-------------------------------------------------------------------------------

                                    MSF-31

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                              INTEREST   MATURITY        VALUE
FACE AMOUNT                ISSUE                RATE       DATE        (NOTE 1A)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS:(CONTINUED)
--------------------------------------------------------------------------------

RESTAURANT: 1.1%
$   500,000  .Boston Chicken, Inc.              0.000%     6/1/15   $     2,500
    938,000  .Boston Chicken, Inc. Sub.         4.500%     2/1/04        32,830
     50,000  .Boston Chicken, Inc. Sub.         7.750%     5/1/04         2,250
    325,000   EinsteinNoah Bagel
              Corp. Sub.                        7.250%     6/1/04       185,250
    475,000   Shoney's, Inc. Sub.               0.000%    4/11/04       109,844
    440,000   TPI Enterprises, Inc. Sub.        8.250%    7/15/02       217,800
                                                                    ------------
                                                                        550,474
--------------------------------------------------------------------------------
REAL ESTATE: 0.2%
    100,000   Sizeler Property Investments,
              Inc. Sub.                         8.000%    7/15/03        94,000
--------------------------------------------------------------------------------
RETAIL TRADE: 0.1%
    100,000   Jacobson Stores, Inc. Sub.        6.750%   12/15/11        76,000
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT & SERVICES: 0.6%
    500,000   Aspect Telecommunications
              Corp. Sub.                        0.000%    8/10/18       106,875
    500,000   Broadband Technologies,
              Inc. Sub.                         5.000%    5/15/01       215,000
                                                                    ------------
                                                                        321,875
--------------------------------------------------------------------------------
TEXTILES & APPAREL: 0.4%
    250,000   Fieldcrest Cannon, Inc.           6.000%    3/15/12       201,250
--------------------------------------------------------------------------------
TRANSPORTATION-TRUCKING: 0.3%
    160,000   Worldway Corp. Sub.               6.250%    4/15/11       129,600
                                                                    ------------
              TOTAL CONVERTIBLE BONDS
              (Cost: $18,158,714)................................    15,661,390
                                                                    ------------
--------------------------------------------------------------------------------
CORPORATE BONDS: 26.7%
--------------------------------------------------------------------------------
BROADCASTING: 3.3%
    700,000   Century Communications
              Corp. Sr.                         8.375%   11/15/17       644,875
  1,650,000  #Fox Family Worldwide,
              Inc. Sr.                          1.000%    11/1/07     1,047,750
                                                                    ------------
                                                                      1,692,625
--------------------------------------------------------------------------------
CHEMICALS: 0.5%
    287,000   Arco Chemical Co.                 9.800%     2/1/20       274,602
--------------------------------------------------------------------------------
COMPUTER EQUIPMENT & SERVICES: 0.9%
    250,000   Seagate Technology,
              Inc. Sr.                          7.370%     3/1/07       230,413
    250,000   Seagate Technology,
              Inc. Sr.                          7.450%     3/1/37       232,205
                                                                    ------------
                                                                        462,618
--------------------------------------------------------------------------------
DRUGS & HEALTH CARE: 2.1%
    900,000   Dura Pharmaceuticals,
              Inc. Sub.                         3.500%    7/15/02       678,375
    250,000   Glycomed, Inc.                    7.500%     1/1/03       201,875
    200,000   Heartport, Inc. Sub.              7.250%     5/1/04        88,000
    150,000   Omnicare, Inc. Sub.               5.000%    12/1/07       109,875
                                                                    ------------
                                                                      1,078,125
--------------------------------------------------------------------------------
HEALTHCARE SERVICES: 1.8%
    400,000   ColumbiaHCA Healthcare Corp.      6.750%    10/1/06       342,000
    300,000   ColumbiaHCA Healthcare Corp.      7.050%    12/1/27       226,137
    250,000   ColumbiaHCA Healthcare Corp.      7.690%    6/15/25       207,935
    200,000   Integrated Health Services,
              Inc. Sr.                          9.250%    1/15/08       143,500
                                                                    ------------
                                                                        919,572
--------------------------------------------------------------------------------
INDUSTRIALS: 1.0%
    300,000   Glencore Nickel Pty.,
              Ltd. Sr.                          9.000%    12/1/14       258,000
    300,000   Reliance Industries Ltd.         10.375%    6/24/16       258,000
                                                                    ------------
                                                                        516,000
--------------------------------------------------------------------------------
OIL & GAS EXPLORATION: 1.9%
    475,000   Chesapeake Energy
              Corp. Sr. Ser. B                  7.875%    3/15/04       399,000
    200,000   Chesapeake Energy
              Corp. Sr. Ser. B                  8.500%    3/15/12       166,000
    200,000   Chesapeake Energy
              Corp. Sr. Ser. B                  9.625%     5/1/05       184,000
    250,000   Ocean Energy, Inc. Sr.
              Ser. B                            8.250%     7/1/18       240,000
                                                                    ------------
                                                                        989,000
--------------------------------------------------------------------------------
OIL-EQUIPMENT & SERVICES: 2.9%
    100,000   Pioneer Natural
              Resources Co. Ser. A              7.200%    1/15/28        77,000
    400,000   Pioneer Natural
              Resources Co. Sr.                 6.500%    1/15/08       342,000
    200,000   R & B Falcon Corp. Ser. B         7.375%    4/15/18       144,000
    200,000   R & B Falcon Corp. Sr. Ser. B     6.500%    4/15/03       170,000
    675,000   R & B Falcon Corp. Sr.
              Ser. B                            6.750%    4/15/05       546,750

                                    MSF-32

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                             INTEREST     MATURITY      VALUE
 FACE AMOUNT                ISSUE              RATE         DATE      (NOTE 1A)
--------------------------------------------------------------------------------
CORPORATE BONDS:(CONTINUED)
--------------------------------------------------------------------------------
OIL-EQUIPMENT & SERVICES:(CONTINUED)
$   250,000   Trico Marine Services,
              Inc. Sr. Ser. G                   8.500%      8/1/05  $   227,500
                                                                    ------------
                                                                      1,507,250
--------------------------------------------------------------------------------
REAL ESTATE: 0.6%
    410,000   Meditrust                         7.000%     8/15/07      336,564
--------------------------------------------------------------------------------
RETAIL GROCERY: 0.3%
    250,000  .Penn Traffic Company              9.625%     4/15/05       10,000
    400,000  .Penn Traffic Company Sr.          8.625%    12/15/03      148,000
                                                                    ------------
                                                                        158,000
--------------------------------------------------------------------------------
RETAIL TRADE: 0.9%
    100,000   Dillon Reed Structured
              Finance Corp. Ser. 93-K1 A2       7.430%     8/15/18       89,711
    100,000   Dillon Reed Structured
              Finance Corp. Ser. 94-K1 A2       8.375%     8/15/15       96,000
    350,000   Woolworth Corp.                   8.500%     1/15/22      254,453
                                                                    ------------
                                                                        440,164
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT & SERVICES: 5.1%
    415,000  #RCN Corp. Sr.                     1.000%      7/1/08      257,300
  1,170,000  #RCN Corp. Sr. Ser. B              9.800%     2/15/08      731,250
    500,000  #RCN Corp. Sr. Ser. B             11.125%    10/15/07      333,750
    875,000  #Telecorp PCS, Inc. Sr.            1.000%     4/15/09      483,438
  1,000,000  #Teligent, Inc. Sr.                1.000%      3/1/08      590,000
    450,000  #Tritel PCS, Inc. Sr.              1.000%     5/15/09      244,125
                                                                    ------------
                                                                      2,639,863
--------------------------------------------------------------------------------
TEXTILES & APPAREL: 0.4%
    250,000   Fruit Of The Loom, Inc. Sr.       8.875%     4/15/06      215,000
--------------------------------------------------------------------------------
TRANSPORTATION: 0.6%
    450,000   American President
              Cos., Ltd. Sr.                    8.000%     1/15/24      292,500
--------------------------------------------------------------------------------
TRANSPORTATION-SHIPPING: 0.8%
    550,000   Hvide Marine, Inc. Sr.            8.375%     2/15/08      236,500
    500,000   TBS Shipping
              International, Ltd.              10.000%      5/1/05      177,500
                                                                    ------------
                                                                        414,000
--------------------------------------------------------------------------------
UTILITIES-ELECTRIC: 1.4%
    300,000   AES Corp. Sr.                    8.375%      8/15/07      282,000
    500,000   AES Corp. Sr.                    8.875%      1/11/27      461,250
                                                                    ------------
                                                                        743,250
--------------------------------------------------------------------------------
UTILITIES-TELEPHONE: 2.2%
    250,000   Intermedia Communications,
              Inc. Sr.                        8.600%        6/1/08      230,000
    350,000   Intermedia Communications,
              Inc. Sr.                       12.500%        3/1/09      194,250
    500,000   Mccaw International
              Ltd. Sr.                        0.010%       4/15/07      295,000
    250,000  #Nextel International,
              Inc. Sr.                        1.000%       4/15/08      130,000
    250,000  #Nextlink Communications,
              Inc. Sr.                        1.000%       4/15/08      150,000
    200,000  #Triton PCS, Inc. Sr.            1.000%        5/1/08      128,000
                                                                    ------------
                                                                      1,127,250
--------------------------------------------------------------------------------
              TOTAL CORPORATE BONDS
              (Cost: $15,154,421).................................   13,806,383
                                                                    ------------
--------------------------------------------------------------------------------
FOREIGN OBLIGATIONS: 20.2%
--------------------------------------------------------------------------------
    500,000 ++Bangkok Bank Public
              Ltd. 144A                       9.025%       3/15/29      398,655
    150,000  #Clearnet Communications,       10.750%       2/15/09       55,773
  1,840,000  #Clearnet Communications,
              Inc. Sr.                        0.000%       5/15/08      702,886
    675,000  #Clearnet Communications,
              Inc. Sr.                       11.750%       8/13/07      307,131
    700,000   Compania De Alimentos
              Fargo SA Sr.                   13.250%        8/1/08      553,000
    500,000   Dolphin Telecommunications
              PLC                            11.625%        6/1/08      249,981
    400,000  #Dolphin Telecommunications
              PLC Sr.                        11.500%        6/1/08      200,000
    550,000   Espirito Santo Centrais
              Eletriciadad Sr.               10.000%       7/15/07      415,250
    250,000   Hyundai Motor Co.               7.600%       7/15/07      207,053
    200,000   Industrial Finance
              Corp. Thailand Ser. 6           6.875%        4/1/03      186,694
  1,287,000  #International Semi. Tech.
              Microelectronics, Inc.         11.500%       8/15/03      180,180
    150,000   Korea Electric Power Corp.      6.750%        8/1/27      138,050
    430,437   Korea Electric Power Corp.      7.400%        4/1/16      380,274
  1,400,000  #Microcell Telecommunications
              Sr. Ser. B                     11.125%      10/15/07      579,966
    325,000   Multicanal SA Ser. C           10.500%       4/15/18      247,000
    250,000   Multicanal Ser E               13.125%       4/15/09      227,500

                                    MSF-33

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO
JUNE 30, 1999 (UNAUDITED)


                                            INTEREST   MATURITY       VALUE
FACE AMOUNT                 ISSUE             RATE       DATE       (NOTE 1A)
--------------------------------------------------------------------------------
FOREIGN OBLIGATIONS:(CONTINUED)
--------------------------------------------------------------------------------
$   250,000   Murrin Murrin Hldgs.
              Pty., Ltd. Sr.                   9.375%      8/31/07  $   221,250
    300,000   National Power Corp. PLC         9.625%      5/15/28      261,000
    700,000   Philippine Long
              Distance Telephone Co.           8.350%       3/6/17      567,651
    400,000   Pindo Deli Finance
              Mauritius, Ltd. Sr.             10.750%      10/1/07      278,000
    200,000   Pindo Deli Finance
              Mauritius, Ltd. Sr.             10.875%      10/1/27      121,500
    200,000   Pycsa Panama SA                 10.280%     12/15/12      149,000
    400,000   Quezon Power
              Philippines Co. Sr.              8.860%      6/15/17      324,596
    710,000   Rogers Communications,
              Inc. Sr.                         8.750%      7/15/07      484,584
    150,000   Rogers Communications,
              Inc. Sr.                        10.500%      2/14/06      112,054
    700,000   Siam Commercial Bank
              Public, Ltd. Sub.                7.500%      3/15/06      567,000
    150,000   Tata Electric Cos.               8.500%      8/19/17      128,065
  1,350,000   Tenaga Nasional Berhad           7.500%      11/1/25    1,049,463
    350,000   TFM SA de CV Sr.                 1.000%      6/15/09      209,124
    250,000 ++Thai Fmrs Bank Public,
              Ltd. Sub. 144A                   8.250%      8/21/16      195,000
    600,000   Tjiwi Kimia Mauritius,
              Ltd. Sr.                        10.000%       8/1/04      426,000
    200,000   Total Access
              Communication Public Ltd.        7.625%      11/4/01      162,000
    200,000   Total Access
              Communication Public Ltd.        8.375%      11/4/06      150,384
                                                                    ------------
              TOTAL FOREIGN OBLIGATIONS
              (Cost: $11,641,123).................................   10,436,064
                                                                    ------------
--------------------------------------------------------------------------------
YANKEE BONDS: 10.7%
--------------------------------------------------------------------------------
    300,000   Bangko Sentral
              Philipinas                       8.600%      6/15/27      243,750
    150,000   Cerro Negro Finance
              Ltd. 144A                        7.900%      12/1/20      117,000
  1,045,870  +Federative Republic Of
              Brazil                           8.000%      4/15/14      674,586
    550,000  +Federative Republic Of
              Brazil                          10.125%      5/15/27      409,750
    500,000  +Petroleos Mexicanos              9.500%      9/15/27      421,250
    700,000  +Petroleos Mexicanos              8.625%      12/1/23      526,750
    100,000  +Republic Of Argentina            9.750%      9/19/27       76,500
    500,000   Republic Of Argentina            8.875%       3/1/29      315,100
    418,500   Republic Of Argentina Ser. L     6.187%      3/31/05      355,725
    400,000  #Republic Of Ecuador              4.000%      2/28/25      158,000
    600,000  #Republic Of Peru                 3.750%       3/7/17      322,500
  1,120,000   Republic Of South Africa         8.500%      6/23/17      954,800
  1,450,000   Republic Of Venezuela            9.250%      9/15/27      944,385
                                                                    ------------
              TOTAL YANKEE BONDS
              (Cost: $6,283,641)..................................    5,520,096
                                                                    ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 0.7%
--------------------------------------------------------------------------------
    345,000   State Street Repurchase
              Agreement (U.S. Treasury
              note collateralized dated
              6/30/99 due 2/29/00 @
              7.125% with a market
              value of $357,192)               4.000%       7/1/99      345,000
                                                                    ------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost: $345,000)....................................      345,000
                                                                    ------------
--------------------------------------------------------------------------------
              TOTAL INVESTMENTS : 98.3%
              (Cost $56,700,632)                                     50,750,070
              OTHER ASSETS LESS LIABILITIES  1.7% ................      891,886
                                                                    ------------
              TOTAL NET ASSETS : 100.0% ..........................  $51,641,956
                                                                    ============
--------------------------------------------------------------------------------

LEGEND:
------
*  Non-income producing security.
+  Securities on loan.
++ Restricted Security
# Step bond: A zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
ADR (American depository receipt) represents ownership of foreign securities.
 .  Securities In Default

SECURITIES LENDING: (Note 7)
----------------------------

   As of June 30, 1999, the market value of securities loaned was $1,460,605 with collateral backing valued at $1,556,669.

RESTRICTED SECURITIES: (NOTE 2)
-------------------------------
                                                                 VALUATION
                                    ACQUISITION   ACQUISITION   AS OF JUNE,
            ISSUE                       DATE         COST         30, 1999
------------------------------------------------------------------------------
Bangkok Bank Public, Ltd.              8/28/97-
144A                                   4/22/99       388,790       398,655
Exide Corp. 144A                        3/3/97-
                                       6/15/99       457,438       440,438
Thai Farmers. Bank Public,
Ltd. Sub. 144A                     2/9-3/20/98       207,739       195,000


The aggregate value of restricted securities at June 30, 1999 was $1,034,093 or 2.00% of the Loomis Sayles High Yield Bond Portfolio's net assets.

                       See Notes to Financial Statements.

                                     MSF-34

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JANUS MID CAP PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                        VALUE
  SHARES                           ISSUE                              (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: 97.0%
--------------------------------------------------------------------------------
BANKING: 1.8%
    513,740      Firstar Corp.                                    $  14,384,720
--------------------------------------------------------------------------------
BIOTECHNOLOGY: 2.9%
    202,254    *+MedImmune, Inc.                                     13,734,311
    158,800     *QLT Phototherapeutics, Inc.                          8,719,113
                                                                  --------------
                                                                     22,453,424
--------------------------------------------------------------------------------
BROADCASTING: 13.4%
    267,055    *+Adelphia Communications Corp. Cl. A                 17,116,556
    232,480    *+Chancellor Media Corp.                              12,808,195
    202,490     *Citadel Communications Corp.                         7,333,935
    224,600    *+Clear Channel Communications, Inc.                  15,483,363
    216,700     *Entercom Communications Corp.                        9,263,925
    439,855     *Hispanic Broadcasting Corp.                         33,360,253
    151,633    *+Univision Communications, Inc. Cl. A                10,007,778
                                                                  --------------
                                                                    105,374,005
--------------------------------------------------------------------------------
BUSINESS SERVICES: 6.5%
    182,360     *Concentric Network Corp.                             7,243,111
    130,460     *Concord EFS, Inc.                                    5,524,166
     22,685     *Flycast Communications Corp.                           431,724
     27,675     *Lamar Advertising Co. Cl. A                          1,132,080
  1,147,737      Paychex, Inc.                                       36,512,383
                                                                  --------------
                                                                     50,843,464
--------------------------------------------------------------------------------
COMPUTER EQUIPMENT & SERVICE: 13.3%
    168,015    *+eBay, Inc.                                          25,417,519
    268,370    *+Exodus Communications, Inc.                         32,196,013
    568,330    *+PSINet, Inc.                                        24,828,917
     81,350    *+Verio, Inc.                                          5,651,283
    192,440    *+VeriSign, Inc.                                      16,597,950
                                                                  --------------
                                                                    104,691,682
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS: 0.3%
     40,600     +Fastenal Co.                                         2,126,425
--------------------------------------------------------------------------------
DRUGS & HEALTH CARE: 3.8%
    209,475    *+Sepracor, Inc.                                      16,993,659
    373,430     *Watson Pharmaceuticals, Inc.                        13,093,389
                                                                  --------------
                                                                     30,087,048
--------------------------------------------------------------------------------
EDUCATION: 5.2%
  1,532,375     *Apollo Group, Inc. Cl. A                            40,655,824
--------------------------------------------------------------------------------
ELECTRONICS: 9.0%
    192,475    *+E-Tek Dynamics, Inc.                                 9,172,637
    226,245     *Gemstar International Group Ltd.                    14,776,626
     53,620    *+Uniphase Corp.                                       8,907,623
    559,250     *Vitesse Semiconductor Corp.                         37,836,758
                                                                  --------------
                                                                     70,693,644
--------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE: 1.0%
    210,475     +Premier Parks, Inc.                                  7,734,956
--------------------------------------------------------------------------------
FINANCIAL SERVICES: 2.6%
    185,013      Charles Schwab Corp.                                20,328,303
--------------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLY: 0.6%
     60,960     *MiniMed, Inc.                                        4,692,015
--------------------------------------------------------------------------------
MULTI-INDUSTRY: 0.6%
    467,245      Capita Group PLC                                     4,835,090
--------------------------------------------------------------------------------
RESTAURANT: 1.4%
    759,286      Pizza Express PLC                                   11,010,788
--------------------------------------------------------------------------------
RETAIL TRADE: 5.2%
    326,410    *+Amazon.com, Inc.                                    40,831,851
--------------------------------------------------------------------------------
SOFTWARE: 2.8%
    235,825     *VERITAS Software Co.                                22,396,005
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT & SERVICES: 17.3%
    326,250    *+American Tower Corp. Cl. A                           7,830,000
  1,102,255     *Crown Castle International Corp.                    22,906,237
     15,755    *+Juniper Networks, Inc.                               2,349,957
    236,270     *Level 3 Communications, Inc.                        14,205,734
    759,495    *+Metromedia Fiber Network, Inc. Cl. A                27,318,086
    415,975    *+Nextlink Communications, Inc. Cl. A                 30,925,141
    239,380    *+NTL, Inc.                                           20,639,044
    583,870     *Rogers Communications, Inc. Cl. B                    9,451,396
                                                                  --------------
                                                                    135,625,595
--------------------------------------------------------------------------------
TRANSPORTATION-AIRLINES: 1.1%
    160,085     *Ryanair Holdings PLC ADR                             8,464,494
--------------------------------------------------------------------------------
UTILITIES-ELECTRIC: 1.5%
    201,975     *AES Corp.                                           11,739,797
--------------------------------------------------------------------------------

                                    MSF-35

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JANUS MID CAP PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                        VALUE
  SHARES                           ISSUE                              (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK:(CONTINUED)
--------------------------------------------------------------------------------
UTILITIES-TELEPHONE: 6.7%
     238,935    *AT&T Canada, Inc.                                 $ 15,269,440
     512,705   *+McLeodUSA, Inc.                                     28,166,731
     160,335   *+Sprint Corp.                                         9,159,137
                                                                  --------------
                                                                     52,595,308
--------------------------------------------------------------------------------
                 TOTAL COMMON STOCK
                 (Cost : $601,107,814)..........................    761,564,438
                                                                  --------------
--------------------------------------------------------------------------------
   FACE                                      INTEREST   MATURITY        VALUE
  AMOUNT               ISSUE                    RATE      DATE        (NOTE 1A)
--------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: : 5.2%
--------------------------------------------------------------------------------
$ 5,000,000      Federal National
                 Mortgage Association
                 Discount Nts                  4.690%     8/19/99  $  4,968,082
 35,700,000      Prudential Funding
                 Corp.                         5.550%      7/1/99    35,700,000
                                                                  --------------
                 TOTAL SHORT TERM OBLIGATIONS
                 (Cost: $40,668,082) ...........................     40,668,082
--------------------------------------------------------------------------------
                 TOTAL INVESTMENTS : 102.2%
                 (Cost $641,775,896) ...........................    802,232,520
                 OTHER ASSETS LESS LIABILITIES : (2.2)% ........    (17,062,790)
                                                                  --------------
                 TOTAL NET ASSETS : 100.0% .....................   $785,169,730
                                                                  ==============
--------------------------------------------------------------------------------

LEGEND:
------
* Non-income producing security.
+ Securities on loan.
  ADR (American depository receipt) represents ownership of foreign securities.

SECURITIES LENDING: (Note 7)
----------------------------

 As of June 30, 1999, the market value of securities loaned was $129,350,739 with collateral backing valued at $128,580,835.

                       See Notes to Financial Statements.

                                     MSF-36

-------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                     VALUE
 SHARES                            ISSUE                           (NOTE 1A)
-------------------------------------------------------------------------------
COMMON STOCK: 100.6%
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE: 1.0%
    20,350      AAR Corp.                                          $   461,691
     8,400     *Aviation Sales Co.                                     331,800
    24,100     *Orbital Sciences Corp.                                 569,362
    21,700     *Triumph Group, Inc.                                    553,350
                                                                   ------------
                                                                     1,916,203
-------------------------------------------------------------------------------
AUTOMOTIVE: 1.5%
    41,800     *Gentex Corp.                                         1,170,400
    14,400     *Group 1 Automotive, Inc.                               304,200
    22,500     *O' Reilly Automotive, Inc.                           1,132,031
    19,300    *+Tower Automotive, Inc.                                 490,944
                                                                   ------------
                                                                     3,097,575
-------------------------------------------------------------------------------
BANKING: 2.2%
    21,700      City National Corp.                                    812,394
    19,947      Commerce Bancorp, Inc.                                 852,734
    36,000      Community First Bankshares                             857,250
    28,100      North Fork Bancorp, Inc.                               598,881
    14,000     *TeleBanc Financial Corp.                               541,625
    10,400     +Zions Bancorp                                          661,700
                                                                   ------------
                                                                     4,324,584
-------------------------------------------------------------------------------
BIOTECHNOLOGY: 0.8%
    18,200     *Biogen, Inc.                                         1,171,057
    65,900     *Serologicals Corp.                                     539,556
                                                                   ------------
                                                                     1,710,613
-------------------------------------------------------------------------------
BROADCASTING: 5.3%
    19,800     *Century Communications Corp. Cl. A                     911,419
    25,400    *+Chancellor Media Corp.                               1,399,381
    19,000     *Cox Radio, Inc. Cl. A                                1,030,750
    25,500     *Emmis Communications Corp. Cl. A                     1,255,078
    13,700     *Hispanic Broadcasting Corp.                          1,039,059
    16,000      TCA Cable TV, Inc.                                     887,000
    29,400     *TV Guide, Inc.                                       1,074,019
    16,500    *+Univision Communications, Inc. Cl. A                 1,089,000
    27,300     *USA Networks, Inc.                                   1,094,560
    17,700     *Young Broadcasting, Inc. Cl. A                         752,803
                                                                   ------------
                                                                    10,533,069
-------------------------------------------------------------------------------
BUILDING & CONSTRUCTION: 0.6%
    30,800     *Insituform Technologies, Inc. Cl. A                    663,163
    29,800     *NCI Building Systems, Inc.                             636,975
                                                                   ------------
                                                                     1,300,138
-------------------------------------------------------------------------------
BUSINESS SERVICES: 10.9%
    22,400     *Affiliated Computer Services, Inc. Cl. A             1,134,000
     8,000     *American Management Systems, Inc.                      256,250
    18,700     *Bisys Group, Inc.                                    1,094,534
    10,800    *+Catalina Marketing Corp.                               993,600
    22,600     *Cognos, Inc.                                           495,788
    24,100     *Concord EFS, Inc.                                    1,020,484
    19,400     *Consolidated Graphics, Inc.                            970,000
    19,500     *Cort Business Services Corp.                           466,781
    27,500     *Data Processing Resources Corp.                        648,828
    11,300      FactSet Research Systems, Inc.                         639,862
     8,800      Fair Issac & Co., Inc.                                 308,550
    40,630    *+First Consulting Group, Inc.                           424,076
    18,200      G&K Services, Inc. Cl. A                               952,656
    41,650    *+HA-LO Industries, Inc.                                 411,294
     9,700     *INSpire Insurance Solutions, Inc.                      140,347
    24,300    *+Lason, Inc.                                          1,208,925
    38,850    *+Meta Group                                             599,747
    35,600     *Metamor Worldwide, Inc.                                854,400
    23,000     *Metzler Group, Inc.                                    634,656
    67,100     *Modis Professional Services, Inc.                      922,625
    24,000     *Nielson (A.C.) Corp.                                   726,000
    35,887     *Outdoor Systems, Inc.                                1,309,875
    12,900     *Paymentech, Inc.                                       327,338
    24,900    *+Pre-Paid Legal Services, Inc.                          676,969
    24,400    *+Preview Travel, Inc.                                   534,513
    46,900     *Professional Staff PLC ADR                             307,781
    40,800    *+Rent Way, Inc.                                       1,004,700
    34,300     *Romac International, Inc.                              303,341
    21,800    *+StaffMark, Inc.                                        218,341
    19,800     *Superior Services, Inc.                                527,794
    51,914    *+Tetra Tech, Inc.                                       863,066


                                    MSF-37

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                     VALUE
 SHARES                            ISSUE                           (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
BUSINESS SERVICES: (CONTINUED)
    21,330     *Zebra Technologies Corp.                           $  817,872
                                                                   -------------
                                                                    21,794,993
--------------------------------------------------------------------------------
CHEMICALS: 1.3%
    24,600     *Catalytica, Inc.                                       343,631
     9,100      MacDermid, Inc.                                        423,150
    32,946     *NOVA Corp.                                             823,650
    39,000     *Sybron International Corp.                           1,074,938
                                                                   -------------
                                                                     2,665,369
--------------------------------------------------------------------------------
COMPUTER EQUIPMENT & SERVICE: 6.0%
    32,000    *+CIBER, Inc.                                            612,000
    20,000    *+Citrix Systems, Inc.                                 1,126,875
    22,700     *Cotelligent Group, Inc.                                177,344
    15,500     *DST Systems, Inc.                                      974,563
    11,000     *Gartner Group, Inc. Cl. A                              225,500
    26,400     *InfoUSA, Inc. Cl. A                                    230,175
    18,500     *InfoUSA, Inc. Cl. B                                    156,094
    23,700     *International Network Services                         951,703
    19,200     *Legato Systems, Inc.                                 1,109,400
     9,600     *Lexmark International Group, Inc.                      634,200
    22,200     *MedQuist, Inc.                                         970,556
    20,500      National Computer Systems, Inc.                        691,234
     8,400    *+PSINet, Inc.                                           366,975
    58,200     *Summit Design, Inc.                                    175,509
    28,700    *+SunGard Data Systems, Inc.                             990,150
    30,600     *Sykes Enterprises, Inc.                              1,020,319
    16,900    *+USinternetworking, Inc.                                709,272
    37,600     *USWeb Corp.                                            835,425
                                                                   -------------
                                                                    11,957,294
--------------------------------------------------------------------------------
CONSTRUCTION & MINING EQUIPMENT: 0.3%
    19,900     *Terex Corp.                                            605,706
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS: 0.4%
    15,500     *Simpson Manufacturing, Inc.                            736,250
--------------------------------------------------------------------------------
CONSUMER PRODUCTS: 0.5%
    29,550     *Blyth Industries, Inc.                               1,015,781
--------------------------------------------------------------------------------
DRUGS & HEALTH CARE: 7.5%
    32,600     *Amerisource Health Corp. Cl. A                         831,300
    14,800     *Barr Laboratories, Inc.                                590,150
    14,300     *Chattem, Inc.                                          455,812
    26,700    *+Covance, Inc.                                          639,131
    21,400      DENTSPLY International, Inc.                           619,262
    15,000    *+Express Scripts, Inc. Cl. A                            904,219
     8,600     *Forest Laboratories, Inc.                              397,750
    23,100     +Jones Pharma, Inc.                                     908,841
    17,900     *KV Pharmaceutical Co.                                  277,450
    35,800     *Lincare Holdings, Inc.                                 896,119
    26,900     *Liposome Co., Inc.                                     511,941
    28,700     *Medco Research, Inc.                                   753,375
    43,300      Mentor Corp.                                           811,875
    42,700      Omnicare, Inc.                                         539,087
    17,350     *Patterson Dental Co.                                   603,455
    26,400     *Priority Healthcare Corp. Cl. B                        913,275
    20,500     *Renal Care Group, Inc.                                 529,797
    36,200     *Roberts Pharmaceutical Corp.                           877,850
    11,700    *+Shire Pharmaceuticals Group PLC ADR                    302,738
    20,800     *Universal Health Services, Inc. Cl. B                  993,200
    25,700     *Watson Pharmaceuticals, Inc.                           901,106
    22,000     *Wesley Jessen VisionCare, Inc.                         707,437
                                                                   -------------
                                                                    14,965,170
--------------------------------------------------------------------------------
EDUCATION: 1.8%
    34,800    *+Apollo Group, Inc. Cl. A                               923,287
    28,200     *ITT Educational Services, Inc.                         734,963
    48,200    *+Learning Tree International, Inc.                      528,694
    12,300      Strayer Education, Inc.                                377,072
    38,300    *+Sylvan Learning Systems, Inc.                        1,041,281
                                                                   -------------
                                                                     3,605,297
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT: 1.0%
    22,400     *American Power Conversion Corp.                        450,100
    29,200     *SLI, Inc.                                              788,400
    43,900      Watsco, Inc.                                           718,863
                                                                   -------------
                                                                     1,957,363
--------------------------------------------------------------------------------


                                    MSF-38

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                     VALUE
 SHARES                            ISSUE                           (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
ELECTRONICS: 10.5%
    11,900     *Analog Devices, Inc.                               $  597,231
    30,250     *Burr-Brown Corp.                                     1,117,359
    20,200      Dallas Semiconductor Corp.                           1,020,100
    14,400     *Dionex Corp.                                           581,850
    12,600     *Electronics for Imaging, Inc.                          644,963
    11,700    *+Etec Systems, Inc.                                     387,563
    22,200    *+Lattice Semiconductor Corp.                          1,379,175
    15,900     *Maxim Integrated Products, Inc.                      1,057,350
    17,800     *Micrel, Inc.                                         1,319,425
    17,300     *Microchip Technology, Inc.                             818,506
    14,000     *Novellus Systems, Inc.                                 955,063
    22,200     *Plexus Corp.                                           661,838
    15,000     *PMC-Sierra, Inc.                                       884,531
    12,500     *QLogic Corp.                                         1,651,562
    16,400     *QRS Corp.                                            1,281,763
    22,000    *+Sanmina Holdings, Inc.                               1,669,250
    20,500    *+SCI Systems, Inc.                                      973,750
    17,000     *Teradyne, Inc.                                       1,219,750
     9,100    *+Uniphase Corp.                                       1,511,737
    18,400     *Vitesse Semiconductor Corp.                          1,244,875
                                                                  --------------
                                                                    20,977,641
--------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE: 2.5%
    28,000     *Coach USA, Inc.                                      1,174,250
    51,300    *+IMAX Corp.                                           1,160,663
    25,400    *+Premier Parks, Inc.                                    933,450
    18,100    *+SFX Entertainment, Inc. Cl. A                        1,158,400
    22,200     *Steinway Musical Instruments, Inc.                     588,300
                                                                  --------------
                                                                     5,015,063
--------------------------------------------------------------------------------
FINANCIAL SERVICES: 3.2%
    32,700     *Affiliated Managers Group, Inc.                        987,131
    62,900     *AmeriCredit Corp.                                    1,006,400
    17,700     *Healthcare Financial Partners, Inc.                    606,225
    24,066      Legg Mason, Inc.                                       926,541
    11,900      Metris Cos., Inc.                                      484,925
    29,800     *NCO Group, Inc.                                      1,128,675
    45,600      Waddell & Reed Financial, Inc.                       1,251,150
                                                                  --------------
                                                                     6,391,047
--------------------------------------------------------------------------------
FOOD & BEVERAGES: 0.6%
    38,500     *Smithfield Foods, Inc.                               1,281,328
--------------------------------------------------------------------------------
HEALTHCARE SERVICES: 1.5%
    30,915     *Concentra Managed Care, Inc.                           456,962
    27,900     *Inhale Therapeutic Systems                             666,985
    25,100    *+Novoste Corp.                                          526,316
    52,600    *+Orthodontic Centers of America, Inc.                   742,975
    29,600     *PSS World Medical, Inc.                                330,225
    25,100     *U.S. Oncology, Inc.                                    301,984
                                                                  --------------
                                                                     3,025,447
--------------------------------------------------------------------------------
HOSPITAL MANAGEMENT: 0.3%
    28,000     *First Health Group Corp.                               602,875
--------------------------------------------------------------------------------
HOUSEHOLD APPLIANCES & HOME FURNISHINGS: 0.1%
    26,400    *+Select Comfort Corp.                                   233,475
--------------------------------------------------------------------------------
INSURANCE: 1.1%
    10,500      Blanch (E.W.) Holdings, Inc.                           715,969
    20,200      Protective Life Corp.                                  666,600
    17,885      Radian Group, Inc.                                     873,011
                                                                  --------------
                                                                     2,255,580
--------------------------------------------------------------------------------
LEASE RENTAL OBLIGATIONS: 0.7%
    20,300     *Avis Rent A Car, Inc.                                  591,237
    35,400     *Rent-A-Center, Inc.                                    848,494
                                                                  --------------
                                                                     1,439,731
--------------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLY: 2.0%
    35,300     *CYTYC Corp.                                            687,247
    10,800    *+Pacificare Health Systems, Inc. Cl. B                  777,262
    21,000    *+STERIS Corp.                                           406,875
    47,000     *Theragenics Corp.                                      326,062
    15,000    *+Ventana Medical Systems, Inc.                          289,219
    19,700     *VISX, Inc.                                           1,561,841
                                                                  --------------
                                                                     4,048,506
--------------------------------------------------------------------------------
MISCELLANEOUS: 0.3%
    20,200    *+Carriage Services, Inc. Cl. A                          378,750
    17,300     *Veterinary Centers of America, Inc.                    234,091
                                                                  --------------
                                                                       612,841
--------------------------------------------------------------------------------
NEWSPAPERS: 0.5%
    23,600      Harte-Hanks Communications                             640,150
     6,800      Media General, Inc. Cl. A                              346,800
                                                                  --------------
                                                                       986,950
--------------------------------------------------------------------------------

                                    MSF-39

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                     VALUE
 SHARES                            ISSUE                           (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------

OFFICE & BUSINESS EQUIPMENT: 2.1%
    18,700     *Black Box Corp.                                   $    937,922
    34,650     *Cybex Computer Products Corp.                          968,035
    40,350      Symbol Technologies, Inc.                            1,487,906
    20,800     *Tech Data Corp.                                        794,950
                                                                  --------------
                                                                     4,188,813
--------------------------------------------------------------------------------
OIL & GAS EXPLORATION: 0.3%
    19,900      Noble Affiliates, Inc.                                 560,931
--------------------------------------------------------------------------------
OIL-EQUIPMENT & SERVICES: 0.9%
    27,700    *+BJ Services Co.                                        815,419
    37,700     *Oceaneering International, Inc.                        607,912
     6,500     *Smith International, Inc.                              282,344
                                                                  --------------
                                                                     1,705,675
--------------------------------------------------------------------------------
PHOTOGRAPHY: 0.6%
    36,400     *Pinnacle Systems, Inc.                               1,228,500
--------------------------------------------------------------------------------
POLLUTION CONTROL: 0.4%
    30,300    *+Casella Waste Systems, Inc. Cl. A                      784,013
--------------------------------------------------------------------------------
PRINTING & PUBLISHING: 0.5%
    21,950      Valassis Communications , Inc.                         803,919
    11,100     *World Color Press, Inc.                                305,250
                                                                  --------------
                                                                     1,109,169
--------------------------------------------------------------------------------
REAL ESTATE: 1.0%
    26,353      Apartment Investment & Management Co. Cl. A          1,126,591
    55,400    *+Sunterra Corp.                                         772,137
                                                                  --------------
                                                                     1,898,728
--------------------------------------------------------------------------------
RESTAURANT: 2.1%
    22,000      Applebee's International, Inc.                         665,500
    25,200     *Brinker International                                  685,125
    33,300     *Dave & Buster's, Inc.                                  965,700
    37,650    *+Outback Steakhouse                                   1,476,586
    12,300     *Sonic Corp.                                            398,212
                                                                  --------------
                                                                     4,191,123
--------------------------------------------------------------------------------
RETAIL GROCERY: 1.0%
    25,600      Richfood Holdings, Inc.                                451,200
    15,900     *U.S. Foodservice                                       677,737
    14,300    *+Whole Foods Market, Inc.                               686,847
                                                                  --------------
                                                                     1,815,784
--------------------------------------------------------------------------------
RETAIL TRADE: 7.5%
    17,700    *+Barnes & Noble, Inc.                                   484,538
    14,100     *Bed Bath & Beyond, Inc.                                541,969
    22,400     *Borders Group, Inc.                                    354,200
    20,900     *Buckle, Inc.                                           600,875
    26,400     *CDW Computer Centers, Inc.                           1,163,250
    29,700     *Dollar Tree Stores, Inc.                             1,305,872
    24,000    *+Duane Reade, Inc.                                      735,000
    22,700      Family Dollar Stores, Inc.                             544,800
    17,200     *Fossil, Inc.                                           829,900
    15,800    *+Henry Schein, Inc.                                     501,156
    47,124    *+Insight Enterprises, Inc.                            1,164,846
    26,800     *Jones Apparel Group, Inc.                              919,575
    15,900     *Linens 'n Things, Inc.                                 695,625
    33,350     *Men's Wearhouse, Inc.                                  856,678
    24,300     *MSC Industrial Direct, Inc. Cl. A                      249,075
    30,200      Neiman-Marcus Group, Inc.                              775,762
    39,850     *Office Depot, Inc.                                     879,191
    36,225     *Pacific Sunwear of California, Inc.                    884,116
    11,900      Ross Stores, Inc.                                      598,347
    29,100    *+Williams Sonoma, Inc.                                1,013,044
                                                                  --------------
                                                                    15,097,819
--------------------------------------------------------------------------------
SHIPBUILDING: 0.1%
     4,700     *Avondale Industries, Inc.                              183,594
--------------------------------------------------------------------------------
SOFTWARE: 9.7%
    26,000     *Cadence Design Systems, Inc.                           331,500
    15,800     *Clarify, Inc.                                          652,244
    10,500     *EarthLink Network, Inc.                                645,422
    20,000     *Electronic Arts, Inc.                                1,082,500
    13,600    *+Engineering Animation, Inc.                            287,300
    14,200     *Great Plains Software, Inc.                            664,737
    14,100     *Henry (Jack) & Associates, Inc.                        551,663
    36,875     *Hyperion Solutions Corp.                               657,988
    25,700     *IMRglobal Corp.                                        496,331
    12,500     *Intuit, Inc.                                         1,127,344
    20,700    *+Keane, Inc.                                            468,338
    12,200     *Macromedia, Inc.                                       433,481
    20,200     *MAPICS, Inc.                                           212,731
    37,200     *Mastech Corp.                                          690,525
    19,400     *Mercury Interactive Corp.                              687,487


                                    MSF-40

-------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                      VALUE
 SHARES                            ISSUE                            (NOTE 1A)
-------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
-------------------------------------------------------------------------------
SOFTWARE: (CONTINUED)
      23,150    *National Instruments Corp.                       $    931,787
      19,000    *NetGravity, Inc.                                      433,438
      12,800    *Pegasystems, Inc.                                     481,200
      25,900    *Peregrine Systems, Inc.                               664,497
      50,600    *+Security Dynamics Technologies, Inc.               1,068,925
      15,214    *Sterling Commerce, Inc.                               555,311
      29,400    *Symantec Corp.                                        750,619
      23,700    *Synopsys, Inc.                                      1,307,203
      22,500    *Transaction Systems Architects, Inc. Cl. A            877,500
      14,674   *+VERITAS Software Co.                                1,393,571
      16,800    *Visio Corp.                                           638,925
      18,300    *WebTrends Corp.                                       843,516
      34,000    *Wind River Systems, Inc.                              545,063
                                                                  -------------
                                                                    19,481,146
-------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT & SERVICES: 7.3%
      35,600    *American Tower Systems Inc. Cl. A                     854,400
      16,800    *AVT Corp.                                             635,250
      20,700   *+Comverse Technology, Inc.                           1,561,556
      30,400    *Crown Castle International Corp.                      631,750
      22,550    *Dycom Industries, Inc.                              1,262,800
      21,600    *Gilat Satellite Networks Ltd.                       1,135,350
      29,100    *+ICG Communications, Inc.                             619,284
      27,400     Inter-Tel, Inc.                                       496,625
      38,800    *InterVoice, Inc.                                      558,963
      24,250   *+Level One Communications, Inc.                      1,187,492
      27,100    +National Data Corp.                                 1,158,525
      19,550   *+Networks Associates, Inc.                             287,141
      17,400   *+Pacific Gateway Exchange, Inc.                        505,688
      15,300    *Polycom, Inc.                                         594,787
      23,900    *Premisys Communications, Inc.                         173,275
      32,200    *Proxim, Inc.                                        1,871,625
      37,000    *Saville Systems PLC ADR                               537,656
      11,500   *+United States Cellular Corp.                          615,250
                                                                  -------------
                                                                    14,687,417
-------------------------------------------------------------------------------
TEXTILES & APPAREL: 0.7%
      12,300    *Kenneth Cole Productions, Inc. Cl. A                  342,863
      12,300    *Mohawk Industries, Inc.                               373,612
      29,750    *Quiksilver, Inc.                                      775,359
                                                                  -------------
                                                                     1,491,834
-------------------------------------------------------------------------------
TRANSPORTATION-AIRLINES: 0.7%
       9,000     Alaska Air Group, Inc.                                375,750
      31,500     Comair Holdings, Inc.                                 654,609
      34,400     Mesaba Holdings, Inc.                                 437,525
                                                                  -------------
                                                                     1,467,884
-------------------------------------------------------------------------------
TRANSPORTATION-RAILROAD: 0.4%
      39,125    *Swift Transportation Co., Inc.                        859,527
-------------------------------------------------------------------------------
TRANSPORTATION-TRUCKING: 0.3%
      14,500     U.S. Freightways Corp.                                667,453
-------------------------------------------------------------------------------
UTILITIES-TELEPHONE: 0.6%
       8,600    *AT&T Canada, Inc.                                     549,594
      21,600    *ITC Deltacom, Inc.                                    604,125
                                                                  -------------
                                                                     1,153,719
-------------------------------------------------------------------------------
                TOTAL COMMON STOCK
                (Cost : $166,248,347) ..........................   201,629,018
                                                                  -------------
-------------------------------------------------------------------------------
REGULATED INVESTMENT COMPANIES: 2.6%
-------------------------------------------------------------------------------
   5,263,301    T. Rowe Price Resources Investor Fund                5,263,302
                                                                  -------------
                TOTAL REGULATED INVESTMENT COMPANIES
                 (Cost $5,263,302) .............................     5,263,302
-------------------------------------------------------------------------------
                TOTAL INVESTMENTS: 103.2%
                (Cost $171,511,649) ............................   206,892,320
                OTHER ASSETS LESS LIABILITIES (3.2)%............    (6,414,892)
                                                                ---------------
                TOTAL NET ASSETS: 100.0% .......................  $200,477,428
                                                                ===============

-------------------------------------------------------------------------------


LEGEND:
-------
* Non-income producing security.
+ Securities on loan.
ADR (American depository receipt) represents ownership of foreign securities.

SECURITIES LENDING: (Note 7)
----------------------------
 As of June 30, 1999, the market value of securities loaned was $21,094,991 with collateral backing valued at $21,456,285.



                       See Notes to Financial Statements.


                                    MSF-41

-------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
SCUDDER GLOBAL EQUITY PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                     VALUE
  SHARES                ISSUE                                      (NOTE 1A)
-------------------------------------------------------------------------------
COMMON STOCK: 92.2%
-------------------------------------------------------------------------------
AUSTRALIA: 3.1%
    433,700    Fosters Brewing Group Ltd.                        $   1,220,757
    419,300    Normandy Mining Ltd.                                    278,841
    297,800    WMC Ltd.                                              1,277,626
    207,300    Woodside Petroleum Ltd.                               1,401,875
                                                               ----------------
               Total Investments in Australia                        4,179,099
-------------------------------------------------------------------------------
AUSTRIA: 0.2%
      6,900    Flughafen Wien AG                                       289,423
                                                               ----------------
               Total Investments in Austria                            289,423
-------------------------------------------------------------------------------
BERMUDA: 0.3%
      6,136    Xl Capital Ltd.                                         346,684
                                                               ----------------
               Total Investments in Bermuda                            346,684
-------------------------------------------------------------------------------
BRAZIL: 1.0%
     36,700    Aracruz Celulose SA ADR                                 807,400
     26,000    Companhia Vale do Rio Doce ADR                          516,201
                                                               ----------------
               Total Investments in Brazil                           1,323,601
-------------------------------------------------------------------------------
CANADA: 4.3%
     84,700    Barrick Gold Corp.                                    1,641,062
     26,700    BCE, Inc.                                             1,301,002
     18,700    Canadian National Railway Co.                         1,255,980
     35,400   *Canadian Pacific Ltd.                                   841,426
     17,600    Noranda, Inc.                                           231,878
     22,000    The Molson Cos., Ltd. ADR Cl. A                         398,913
                                                               ----------------
               Total Investments in Canada                           5,670,261
-------------------------------------------------------------------------------
CHINA: 0.3%
     21,400    Huaneng Power International, Inc. ADR                   366,475
                                                               ----------------
               Total Investments in China                              366,475
-------------------------------------------------------------------------------
FRANCE: 1.7%
      5,287    AXA-UAP                                                 644,747
      5,756    Canal Plus SA                                         1,614,526
                                                               ----------------
               Total Investments in France                           2,259,273
-------------------------------------------------------------------------------
GERMANY: 8.9%
      2,409    Allianz Holdings AG                                     668,013
     31,334    BASF AG                                               1,384,083
     42,523    Bayer AG                                              1,770,928
     16,163    Bayerische Vereinsbank AG                             1,049,683
      2,872    Heidelberger Druckmaschinen AG                          163,721
     36,584    Hoechst AG                                            1,655,584
      3,192    Muenchener Rueckversicherungs AG                        590,640
      2,642    Muenchener Rueckversicherungs AG                        482,061
     27,600    RWE AG                                                1,277,186
     22,824    VEBA AG                                               1,341,103
      2,886    Viag AG                                               1,362,566
                                                               ----------------
               Total Investments in Germany                         11,745,568
-------------------------------------------------------------------------------
HONG KONG: 2.4%
     60,000    Cheung Kong Infrastructure Holdings Ltd.                533,601
    305,000    Citic Pacific Ltd.                                      972,953
    137,000    Hutchison Whampoa Ltd.                                1,240,462
    125,164   +New World Development Co., Ltd.                         375,076
                                                               ----------------
               Total Investments in Hong Kong                        3,122,092
-------------------------------------------------------------------------------
ITALY: 0.1%
     54,400   +Instituto Nazionale Delle Assicurazioni SPA             126,176
                                                               ----------------
               Total Investments in Italy                              126,176
-------------------------------------------------------------------------------
JAPAN: 9.1%
     48,000    Bank of Tokyo                                           683,674
    143,000    Daiwa Securities Co., Ltd.                              945,689
    121,000    Mitsubishi Estate Co., Ltd.                           1,181,293
     76,000    Mitsui Fudosan Co., Ltd.                                615,690
      7,100   +Nichiei Co., Ltd.                                       622,138
     58,000   +Sanwa Bank Ltd.                                         571,034
    117,000    Sharp Corp.                                           1,383,070
        700    Shohkoh Fund & Co., Ltd.                                502,273
     16,300    Sony Corp.                                            1,758,411
    108,000    Sumitomo Metal Mining Co., Ltd.                         446,392
      7,000    TDK Corp.                                               640,572
    179,000    Toshiba Corp.                                         1,276,986
     39,000    Yamanouchi Pharmaceuticals Ltd.                       1,492,684
                                                               ----------------
               Total Investments in Japan                           12,119,906
-------------------------------------------------------------------------------
SINGAPORE: 1.3%
     44,500   +Development Bank of Singapore Ltd.                      543,831
     72,000   +Overseas Chinese Banking Corp., Ltd.                    600,705

                                    MSF-42

-------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
SCUDDER GLOBAL EQUITY PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                     VALUE
  SHARES                ISSUE                                      (NOTE 1A)
-------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
-------------------------------------------------------------------------------
SINGAPORE: (CONTINUED)
    123,200    Overseas Union Bank                                $    593,560
                                                               ----------------
               Total Investments in Singapore                        1,738,096
-------------------------------------------------------------------------------
SOUTH AFRICA: 0.6%
     33,900   +Anglo American Platinum Corp., Ltd. ADR                 790,996
                                                               ----------------
               Total Investments in South Africa                       790,996
-------------------------------------------------------------------------------
SWEDEN: 0.5%
     51,300   +AGA AB Cl. B                                            634,527
                                                               ----------------
               Total Investments in Sweden                             634,527
-------------------------------------------------------------------------------
SWITZERLAND: 5.4%
      1,037    Clariant AG                                             426,776
        680    Holderbank Financiere Glarus AG                         802,392
        680    Holderbank Financiere Glarus AG (rts.)                    9,970
        716    Nestle SA                                             1,289,638
        769    Novartis AG                                           1,122,520
        118    Roche Holdings AG                                     1,212,552
      4,096    Swisscom AG                                           1,540,840
      2,745    UBS AG                                                  819,034
                                                               ----------------
               Total Investments in Switzerland                      7,223,722
-------------------------------------------------------------------------------
UNITED KINGDOM: 16.0%
    107,808    BOC Group PLC                                         2,110,560
     56,761    British Telecommunications PLC                          950,167
    159,684    Carlton Communications PLC                            1,323,952
     78,120    Enterprise Oil PLC                                      498,543
     49,666    Gallaher Group PLC                                      306,098
    165,342    General Electric Co. PLC                              1,679,698
    122,269    Great University Stores PLC                           1,363,540
    143,672    J. Sainsbury PLC                                        905,852
    268,812    Lasmo PLC                                               605,913
    187,545    National Grid Group PLC                               1,306,631
     80,750    Prudential Corp. PLC                                  1,190,089
     61,515    Railtrack Group PLC                                   1,257,611
     95,327    Reed International PLC                                  634,094
    145,695    Reuters Group PLC                                     1,916,444
    111,823    Rio Tinto-Zinc PLC                                    1,873,655
    224,104    Shell Transport & Trading PLC                         1,681,442
    100,717    SmithKline Beecham PLC                                1,309,730
     45,378    United Assurance Group PLC                              295,407
                                                               ----------------
               Total Investments in United Kingdom                  21,209,426
-------------------------------------------------------------------------------
UNITED STATES: 37.0%
     15,400    Amerada Hess Corp.                                      916,300
      5,300   *America Online, Inc.                                    585,650
     22,763    AT&T Corp.                                            1,270,460
     47,876   *AT&T Corp. Cl. A                                      1,759,443
     15,700    Atlantic Richfield Co.                                1,311,931
     33,600  *+Azurix Corp.                                            672,000
     13,400  *+Biogen, Inc.                                            861,788
     29,400    Comcast Corp. Cl. A                                   1,130,063
     29,700   +Conoco, Inc. Cl. A                                      827,888
     23,500   +CSX Corp.                                             1,064,844
     14,400    Duke Energy Corp.                                       783,000
     42,600    Electronic Data Systems Corp.                         2,409,562
     28,700    Enron Corp.                                           2,346,225
     28,200    Equity Residential Properties Trust                   1,270,763
      5,400  *+Freeport-McMoRan Copper & Gold, Inc. Cl. B               96,863
     92,000    Homestake Mining Co.                                    753,250
     15,200  *+Immunex Corp.                                         1,937,050
     27,200    International Business Machines Corp.                 3,515,600
     35,200    Lockheed Martin Corp.                                 1,311,200
     10,600    MBIA, Inc.                                              686,350
     14,700    Motorola, Inc.                                        1,392,825
     68,700   +Newmont Mining Corp.                                  1,365,413
     25,800    Northrop Grumman Corp.                                1,710,862
     38,300   *Oracle Systems Corp.                                  1,421,887
     69,200    PacifiCorp                                            1,271,550
     31,600   *Parametric Technology Corp.                             438,450
     38,900    PECO Energy Corp.                                     1,628,937
     17,500    Phillips Petroleum Co.                                  880,469
      3,500    Progressive Corp.                                       507,500
      9,900    Prologis Trust                                          200,475
     28,000  *+Sabre Group Holdings, Inc. Cl. A                      1,925,000

                                    MSF-43

-------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
SCUDDER GLOBAL EQUITY PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                     VALUE
  SHARES                ISSUE                                      (NOTE 1A)
-------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
-------------------------------------------------------------------------------
UNITED STATES: (CONTINUED)
      29,400    *+Sterling Commerce, Inc.                         $  1,073,100
      29,250     *Stillwater Mining Co.                                956,109
      23,300     *Sun Microsystems, Inc.                             1,604,787
      23,000     +Unocal Corp.                                         911,375
      36,700      UNUMProvident Corp.                                2,009,325
      20,500     *USAirways Group, Inc.                                893,031
     114,600      USEC, Inc.                                         1,704,675
      36,400      Williams Cos., Inc.                                1,549,275
                                                                ---------------
                  Total Investments in United States                48,955,275
-------------------------------------------------------------------------------
                  TOTAL COMMON STOCK
                  (Cost: $103,367,256) ......................      122,100,600
                                                               ----------------
-------------------------------------------------------------------------------
PREFERRED STOCK: 0.2%
-------------------------------------------------------------------------------
GERMANY: 0.2%
       6,700      RWE AG (non-vtg.)                                    232,755
                                                               ----------------
                  Total Investments in Germany                         232,755
-------------------------------------------------------------------------------
                  TOTAL PREFERRED STOCK
                  (Cost: $289,893) ..........................          232,755
-------------------------------------------------------------------------------
                                          INTEREST   MATURITY       VALUE
  SHARES                  ISSUE             RATE       DATE       (NOTE 1A)
-------------------------------------------------------------------------------
PARTICIPATING LOAN NOTES: 0.3%
-------------------------------------------------------------------------------
LUXEMBOURG: 0.3%
         300       Eurotunnel Finance       1.000%      4/30/40    $    420,587
                                                               ----------------
                                                                       420,587
-------------------------------------------------------------------------------
                  TOTAL PARTICIPATING LOAN NOTES
                  (Cost: $404,436) ..........................          420,587
                                                               ----------------

-------------------------------------------------------------------------------
   FACE                                   INTEREST   MATURITY       VALUE
  AMOUNT                  ISSUE             RATE       DATE       (NOTE 1A)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 6.8%
-------------------------------------------------------------------------------
  $9,034,000      State Street
                  Repurchase Agreement
                  (U.S. Treasury Notes
                  collateralized dated
                  6/30/99 due 4/15/28 @
                  3.625% with a market
                  value of $9,216,149)    4.750%       7/1/99     $  9,034,000
                                                               ----------------
                  TOTAL REPURCHASE AGREEMENTS
                  (Cost: $9,034,000) ........................        9,034,000
                                                               ----------------
                  TOTAL INVESTMENTS: 99.5%
                  (Cost $113,095,585) .......................      131,787,942

                  OTHER ASSETS LESS LIABILITIES: 0.5% .......          628,586
                                                                ---------------
                  TOTAL NET ASSETS: 100.0% ..................     $132,416,528
                                                                ===============
 ------------------------------------------------------------------------------

LEGEND:
------
* Non-income producing security.
+ Securities on loan.
  ADR (American depository receipt) represents ownership of foreign securities.

SECURITIES LENDING: (Note 7)
----------------------------
  As of June 30, 1999, the market value of securities loaned was $7,606,962 with collateral backing valued at $7,888,463.


                       See Notes to Financial Statements.

                                    MSF-44

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------
SCUDDER GLOBAL EQUITY PORTFOLIO
AS A PERCENTAGE OF TOTAL VALUE OF INVESTMENTS


Aerospace & Defense: ....................................................  2.5%
Banking: ................................................................  4.5%
Biotechnology: ..........................................................  2.3%
Broadcasting: ...........................................................  3.3%
Building & Construction: ................................................  0.5%
Business Services: ......................................................  1.6%
Chemicals: ..............................................................  6.4%
Computer Equipment & Service: ...........................................  0.5%
Construction Materials: .................................................  0.7%
Consumer Services: ......................................................  0.2%
Corporate: ..............................................................  0.3%
Drugs & Health Care: ....................................................  4.2%
Electrical Equipment: ...................................................  1.4%
Electronics: ............................................................  5.3%
Financial Services: .....................................................  1.2%
Food & Beverages: .......................................................  2.4%
Forest Products & Paper: ................................................  0.7%
Insurance: ..............................................................  6.1%
Machinery: ..............................................................  0.1%
Medical Equipment & Supply: .............................................  1.3%
Metals-Gold: ............................................................  3.3%
Metals-Non-Ferrous: .....................................................  3.6%
Metals-Steel & Iron: ....................................................  1.9%
Mining: .................................................................  0.9%
Multi-Industry: .........................................................  3.6%
Office & Business Equipment: ............................................  4.2%
Oil & Gas Exploration: ..................................................  0.9%
Oil-Domestic: ...........................................................  3.9%
Oil-Equipment & Services: ...............................................  1.1%
Oil-International: ......................................................  1.6%
Printing & Publishing: ..................................................  0.5%
Real Estate: ............................................................  2.9%
Retail Trade: ...........................................................  1.8%
Software: ...............................................................  4.4%
Telecommunications Equipment & Services: ................................  1.4%
Tobacco: ................................................................  0.2%
Transportation-Airlines: ................................................  2.3%
Transportation-Railroad: ................................................  2.9%
Utilities-Electric: .....................................................  5.5%
Utilities-Gas & Pipelines: ..............................................  3.0%
Utilities-Telephone: ....................................................  4.1%
Utilities-Water: ........................................................  0.5%
                                                                         ------
                                                                         100.0%
                                                                         ======
--------------------------------------------------------------------------------

Excludes short-term securities.

See Notes to Financial Statements.

                                     MSF-45

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                       VALUE
SHARES                  ISSUE                        (NOTE 1A)
----------------------------------------------------------------
COMMON STOCK: 90.3%
----------------------------------------------------------------
AEROSPACE & DEFENSE: 9.6%
30,050          Boeing Co.                          $ 1,327,834
33,000          Lockheed Martin Corp.                 1,229,250
                                                    ------------
                                                      2,557,084
----------------------------------------------------------------
AUTOMOTIVE: 4.8%

13,800          Eaton Corp.                           1,269,600
----------------------------------------------------------------
BANKING: 9.2%

21,000          Bank One Corp.                        1,250,812
34,100          Washington Mutual, Inc.               1,206,288
                                                    ------------
                                                      2,457,100
----------------------------------------------------------------
BUILDING & CONSTRUCTION: 1.3%

11,000          Stanley Works                           354,063
----------------------------------------------------------------
BUSINESS SERVICES: 7.6%

25,800          Block (H & R), Inc.                   1,290,000
15,100          First Data Corp.                        738,956
                                                    ------------
                                                      2,028,956
----------------------------------------------------------------
CHEMICALS: 1.4%

12,000          Geon Co.                                387,000
----------------------------------------------------------------
ELECTRICAL EQUIPMENT: 5.0%

21,000          Black & Decker Corp.                  1,325,625
----------------------------------------------------------------
ENTERTAINMENT & LEISURE: 4.1%

39,500          Brunswick Corp.                       1,101,062
----------------------------------------------------------------
FOREST PRODUCTS & PAPER: 2.6%

18,000          Fort James Corp.                        681,750
----------------------------------------------------------------
HOSPITAL MANAGEMENT: 4.0%

46,700          Columbia/HCA Healthcare Corp.         1,065,344
----------------------------------------------------------------
INSURANCE: 1.2%

18,900          Old Republic International Corp.        327,206
----------------------------------------------------------------
MACHINERY: 3.2%

16,300          Cooper Industries, Inc.                 847,600
----------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLY: 1.4%

13,400         *Sybron International Corp.              369,338
----------------------------------------------------------------
MISCELLANEOUS: 3.5%

22,300          Fortune Brands, Inc.                    922,663
----------------------------------------------------------------
NEWSPAPERS: 5.3%

25,500          Knight-Ridder, Inc.                   1,400,906
----------------------------------------------------------------
                                                       VALUE
SHARES                  ISSUE                         (NOTE 1A)
----------------------------------------------------------------
COMMON STOCK:(CONTINUED)
----------------------------------------------------------------
PRINTING & PUBLISHING: 5.0%

37,400          Dun & Bradstreet Corp.              $ 1,325,362
----------------------------------------------------------------
REAL ESTATE: 3.0%

52,000         *Catellus Development Corp.              806,000
----------------------------------------------------------------
TEXTILES & APPAREL: 5.6%

23,600          Nike, Inc. Cl. B                      1,494,175
----------------------------------------------------------------
TOBACCO: 7.3%

48,400          Philip Morris Cos., Inc.              1,945,075
----------------------------------------------------------------
TOYS & AMUSEMENTS: 5.2%

52,000          Mattel, Inc.                          1,374,750
                                                   -------------
                TOTAL COMMON STOCK
                (Cost : $21,978,425) ............    24,040,659
                                                   -------------
----------------------------------------------------------------

---------------------------------------------------------------------------
 FACE                                   INTEREST   MATURITY      VALUE
AMOUNT                ISSUE               RATE       DATE      (NOTE 1A)
---------------------------------------------------------------------------
REPURCHASE AGREEMENTS:  3.4%
---------------------------------------------------------------------------
$  904,000       State Street
                 Repurchase Agreement
                 (U.S. Treasury Notes
                 collateralized dated
                 6/30/99 due 2/29/00 @
                 7.125% with a market
                 value of $931,806)        4.750%    7/1/99   $   904,000
                                                             --------------
                 TOTAL REPURCHASE AGREEMENTS
                 (Cost: $904,000) .........................       904,000
                                                             --------------
---------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 7.5%
---------------------------------------------------------------------------
 1,000,000       American Express Co.      5.500%    7/1/99     1,000,000
 1,000,000       General Electric
                 Capital Corp.             5.700%    7/1/99     1,000,000
                                                             --------------
                 TOTAL SHORT TERM OBLIGATIONS
                 (Cost: $2,000,000) .......................     2,000,000
                                                             --------------
---------------------------------------------------------------------------
                 TOTAL INVESTMENTS: 101.2%
                 (Cost $24,882,425) .......................    26,944,659
                 OTHER ASSETS LESS LIABILITIES (1.2)% .....      (308,372)
                                                             --------------
                 TOTAL NET ASSETS: 100.0% .................   $26,636,287
                                                             ==============
---------------------------------------------------------------------------

LEGEND:
-------
* Non-income producing security.

                       See Notes to Financial Statements.


                                     MSF-46

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO
JUNE 30, 1999 (UNAUDITED)


                                                                        VALUE
 SHARES                    ISSUE                                      (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: 98.0%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE: 3.3%
    9,100     *Gulfstream Aerospace Corp.                          $    614,819
    2,200      Raytheon Co. Cl. A                                       151,525
                                                                   -------------
                                                                        766,344
--------------------------------------------------------------------------------
AUTOMOTIVE: 5.5%
    9,600     *AutoZone, Inc.                                           289,200
    7,200     *General Motors Corp. Cl. H                               405,000
    8,400     *Lear Corp.                                               417,900
    3,400     *Navistar International Corp.                             170,000
                                                                   -------------
                                                                      1,282,100
--------------------------------------------------------------------------------
BANKING: 6.0%
    5,600      Bank One Corp.                                           333,550
    9,900      BankBoston Corp.                                         506,137
    3,600      Chase Manhattan Corp.                                    311,850
    8,550      Valley National Bancorp                                  245,813
                                                                   -------------
                                                                      1,397,350
--------------------------------------------------------------------------------
BROADCASTING: 2.5%
   10,700      AH Belo Corp. Ser. A                                     210,656
    4,800      Scripps (E.W.) Co. Cl. A                                 228,300
    3,300      Shaw Communications, Inc. Cl. B                          131,175
                                                                   -------------
                                                                        570,131
--------------------------------------------------------------------------------
CHEMICALS: 7.3%
   19,300     *Grace (W.R.) & Co.                                       354,637
    5,400      Hercules, Inc.                                           212,288
   16,500      Lyondell Chemical Co.                                    340,312
    7,300      Praxair, Inc.                                            357,244
   10,000      Williams Cos., Inc.                                      425,625
                                                                   -------------
                                                                      1,690,106
--------------------------------------------------------------------------------
COMPUTER EQUIPMENT & SERVICE: 2.0%
   11,400     *Quantum Corp.                                            274,312
    8,300     *Storage Technology Corp.                                 188,825
                                                                   -------------
                                                                        463,137
--------------------------------------------------------------------------------
CONTAINERS & GLASS: 0.9%
    6,700     *Owens-Illinois, Inc.                                     219,006
--------------------------------------------------------------------------------
DRUGS & HEALTH CARE: 2.8%
    5,900     *ALZA Corp.                                               300,163
    7,700     *Centocor Corp.                                           359,253
                                                                   -------------
                                                                        659,416
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT: 0.9%
    3,700      Grainger (W.W.), Inc.                                    199,106
--------------------------------------------------------------------------------
ELECTRONICS: 1.2%
    3,900     *Teradyne, Inc.                                           279,825
--------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE: 1.8%
   13,100      News Corporation Ltd. ADR                                413,469
--------------------------------------------------------------------------------
FINANCIAL SERVICES: 8.0%
    9,400      Bear Stearns Cos., Inc.                                  439,450
   10,300      Countrywide Credit Industries, Inc.                      440,325
    9,500      FINOVA Group, Inc.                                       499,937
      400      Goldman Sachs Group, Inc.                                 28,900
    9,900      SLM Holding Corp.                                        453,544
                                                                   -------------
                                                                      1,862,156
--------------------------------------------------------------------------------
FOOD & BEVERAGES: 0.8%
    7,300      ConAgra, Inc.                                            194,363
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER: 1.9%
   11,400      Fort James Corp.                                         431,775
--------------------------------------------------------------------------------
HOSPITAL MANAGEMENT: 1.5%
   19,000     *Tenet Healthcare Corp.                                   352,687
--------------------------------------------------------------------------------
HOTEL & MOTEL: 0.9%
   11,900     *Mirage Resorts, Inc.                                     199,325
--------------------------------------------------------------------------------
INSURANCE: 5.4%
   14,400      ACE Ltd.                                                 406,800
    3,600      AMBAC Financial Group, Inc.                              205,650
    4,700      CIGNA Corp.                                              418,300
    6,100      Cincinnati Financial Corp.                               228,750
                                                                   -------------
                                                                      1,259,500
--------------------------------------------------------------------------------
MACHINERY: 2.1%
    5,200     *SPX Corp.                                                434,200
    2,300     *UCAR International, Inc.                                  58,075
                                                                   -------------
                                                                        492,275
--------------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLY: 5.3%
    3,400      Baxter International, Inc.                               206,125
   15,600      Becton, Dickinson & Co.                                  468,000
    5,900     *Pacificare Health Systems, Inc. Cl. B                    424,616
    1,500     *Wellpoint Health Networks, Inc. Cl. A                    127,312
                                                                   -------------
                                                                      1,226,053
--------------------------------------------------------------------------------


                                    MSF-47

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                        VALUE
 SHARES                    ISSUE                                      (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
METALS-NON-FERROUS: 1.4%
   14,500      Engelhard Corp.                                       $  328,063
--------------------------------------------------------------------------------
METALS-STEEL & IRON: 0.5%
    5,600      AK Steel Holding Corp.                                   126,000
--------------------------------------------------------------------------------
MULTI-INDUSTRY: 1.4%
    6,300      Harcourt General, Inc.                                   324,844
--------------------------------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT: 0.8%
    3,000      Xerox Corp.                                              177,188
--------------------------------------------------------------------------------
OIL & GAS EXPLORATION: 1.2%
    7,100      Apache Corp.                                             276,900
--------------------------------------------------------------------------------
OIL-DOMESTIC: 1.2%
    8,600      USX-Marathon Group                                       280,038
--------------------------------------------------------------------------------
OIL-EQUIPMENT & SERVICES: 3.5%
    6,800      Coastal Corp.                                            272,000
    7,400      McDermott International, Inc.                            209,050
   12,400      Tosco Corp.                                              321,625
                                                                   -------------
                                                                        802,675
--------------------------------------------------------------------------------
POLLUTION CONTROL: 3.3%
   38,600     *Allied Waste Industries, Inc.                            762,350
--------------------------------------------------------------------------------
PRINTING & PUBLISHING: 2.1%
   13,500      Dun & Bradstreet Corp.                                   478,406
--------------------------------------------------------------------------------
REAL ESTATE: 1.5%
   21,100      Indymac Mortgage Holdings, Inc.                          337,600
--------------------------------------------------------------------------------
RETAIL GROCERY: 1.5%
   29,800      Food Lion, Inc. Cl. B                                    343,631
--------------------------------------------------------------------------------
RETAIL TRADE: 2.4%
   22,100      Rite Aid Corp.                                           544,212
--------------------------------------------------------------------------------
SOFTWARE: 4.0%
   25,100     *Cadence Design Systems, Inc.                             320,025
    7,300      Computer Associates International, Inc.                  401,500
   15,500     *Parametric Technology Corp.                              215,547
                                                                   -------------
                                                                        937,072
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT & SERVICES: 5.2%
   12,900     *American Tower Systems Inc. Cl. A                        309,600
    9,200     *AT&T Corp. Liberty Media Cl. A                           338,100
   12,200     *Loral Space & Communications Ltd.                        219,600
    3,900      Nortel Networks Corp.                                    338,569
                                                                   -------------
                                                                      1,205,869
--------------------------------------------------------------------------------
TRANSPORTATION-AIRLINES: 1.0%
    6,400     *Continental Airlines, Inc. Cl. B                         240,800
--------------------------------------------------------------------------------
TRANSPORTATION-RAILROAD: 1.8%
   10,500      Burlington Northern Santa Fe Corp.                       325,500
    1,300      Canadian National Railway Co.                             87,100
                                                                   -------------
                                                                        412,600
--------------------------------------------------------------------------------
UTILITIES-ELECTRIC: 2.8%
   14,100     *Niagara Mohawk Power Corp.                               226,481
    4,900      Texas Utilities Co.                                      202,125
    5,900      Unicom Corp.                                             227,519
                                                                   -------------
                                                                        656,125
--------------------------------------------------------------------------------
UTILITIES-GAS & PIPELINES: 0.8%
    9,600      UGI Corp.                                                193,800
--------------------------------------------------------------------------------
UTILITIES-TELEPHONE: 1.5%
    4,100     *MCI WorldCom, Inc.                                       352,728
--------------------------------------------------------------------------------
               TOTAL COMMON STOCK
               (Cost : $21,076,965) ..............................   22,739,025
                                                                   -------------
--------------------------------------------------------------------------------

  FACE                                      INTEREST  MATURITY          VALUE
 AMOUNT                    ISSUE              RATE      DATE          (NOTE 1A)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 0.6%
--------------------------------------------------------------------------------
$ 139,000     *State Street Repurchase
               Agreement (U.S. Treasury
               Notes collateralized,
               dated 6/30/99 due
               2/29/00 @ 7.125% with a
               market value of
               $144,948)                      3.500%    7/1/99     $    139,000
                                                                   -------------
               TOTAL REPURCHASE AGREEMENTS
               (Cost: $139,000).............................            139,000
                                                                   -------------
--------------------------------------------------------------------------------
               TOTAL INVESTMENTS: 98.6%
               (Cost $21,215,965) ..........................         22,878,025
               OTHER ASSETS LESS LIABILITIES 1.4% ..........            321,964
                                                                   -------------
               TOTAL NET ASSETS: 100.0% ....................       $ 23,199,989
                                                                   =============
--------------------------------------------------------------------------------

LEGEND:
------
* Non-income producing security.
ADR (American depository receipt) represents ownership of foreign securities.


                       See Notes to Financial Statements.


                                    MSF-48

-------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                      VALUE
 SHARES                    ISSUE                                    (NOTE 1A)
-------------------------------------------------------------------------------
COMMON STOCK: 95.5%
-------------------------------------------------------------------------------
AUTOMOTIVE: 0.8%
    3,700      Danaher Corp.                                        $  215,063
-------------------------------------------------------------------------------
BANKING: 5.0%
    7,400      Bank of New York Co., Inc.                              271,487
    4,200      BankAmerica Corp.                                       307,912
    2,400      HSBC Holdings PLC                                        87,542
    3,700      Mellon Bank Corp.                                       134,588
      230      UBS AG                                                   68,626
   10,900      Wells Fargo & Co.                                       465,975
                                                                   ------------
                                                                     1,336,130
-------------------------------------------------------------------------------
BROADCASTING: 4.7%
    6,000      CBS Corp.                                               260,625
    2,300     *Clear Channel Communications, Inc.                      158,556
    1,800      Comcast Corp. Cl. A                                      69,188
    6,200     *Fox Entertainment Group, Inc. Cl. A                     167,012
    5,500     *Infinity Broadcasting Corp. Cl. A                       163,625
    2,600     *MediaOne Group, Inc.                                    193,375
    3,200      Time Warner, Inc.                                       235,200
                                                                   ------------
                                                                     1,247,581
-------------------------------------------------------------------------------
BUILDING & CONSTRUCTION: 0.6%
    5,800      Masco Corp.                                             167,475
-------------------------------------------------------------------------------
BUSINESS SERVICES: 3.7%
    4,700      Automatic Data Processing, Inc.                         206,800
   10,500      Compass Group PLC                                       104,186
    1,500     *Concord EFS, Inc.                                        63,516
    3,300      First Data Corp.                                        161,494
    4,800     *IMS Health, Inc.                                        150,000
    3,700      Omnicom Group, Inc.                                     296,000
                                                                   ------------
                                                                       981,996
-------------------------------------------------------------------------------
COMPUTER EQUIPMENT & SERVICE: 5.0%
    1,700     *America Online, Inc.                                    187,850
    4,700     *Cisco Systems, Inc.                                     302,709
      900     *Citrix Systems, Inc.                                     50,709
    4,400     *Dell Computer Corp.                                     162,663
    3,000     *Fujitsu Ltd.                                             61,487
    4,100     *Gartner Group, Inc. Cl. A                                84,050
    3,000      Hewlett-Packard Co.                                     301,500
    2,700     *Solectron Corp.                                         180,056
                                                                   ------------
                                                                     1,331,024
-------------------------------------------------------------------------------
DRUGS & HEALTH CARE: 10.1%
    3,500      American Home Products Corp.                            201,250
    1,100     *Amgen, Inc.                                              66,928
    7,000      Bristol-Myers Squibb Co.                                493,062
    2,900      Cardinal Health, Inc.                                   185,963
      600      GEHE AG                                                  27,586
    6,900     *HEALTHSOUTH Corp.                                       103,069
    2,900      Lilly (Eli) & Co.                                       207,713
    4,500      Merck & Co., Inc.                                       333,000
    3,300      Pfizer, Inc.                                            362,175
       20      Roche Holdings AG                                       205,517
    3,800      Schering-Plough Corp.                                   201,400
    4,100      Warner-Lambert Co.                                      284,437
                                                                   ------------
                                                                     2,672,100
-------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT: 3.8%
    4,900      Allied-Signal, Inc.                                     308,700
    5,600      General Electric Co.                                    632,800
    1,700     *General Instrument Corp.                                 72,250
                                                                   ------------
                                                                     1,013,750
-------------------------------------------------------------------------------
ELECTRONICS: 6.3%
    4,000     *Altera Corp.                                            147,125
    2,500     *Applied Materials, Inc.                                 184,609
    5,700     *Intel Corp.                                             338,972
    4,290     *Lucent Technologies, Inc.                               289,307
    4,200     *Maxim Integrated Products, Inc.                         279,300
      700      Motorola, Inc.                                           66,325
    3,600      Teleflex, Inc.                                          156,375
    1,400      Texas Instruments, Inc.                                 203,000
                                                                   ------------
                                                                     1,665,013
-------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE: 0.4%
    1,800      Carnival Corp.                                           87,300


                                    MSF-49

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                      VALUE
 SHARES                    ISSUE                                    (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE: (CONTINUED)
    1,000    Disney (Walt) Co.                                       $   30,813
                                                                     -----------
                                                                        118,113
--------------------------------------------------------------------------------
FINANCIAL SERVICES: 8.3%
      900    American Express Co.                                       117,112
    6,600    Associates First Capital Corp. Cl. A                       292,462
   12,200    Citigroup, Inc.                                            579,500
   12,700    Federal Home Loan Mortgage Corp.                           736,600
    4,600   *Federal National Mortgage Assoc.                           314,525
      400    Goldman Sachs Group, Inc.                                   28,900
    1,100    Morgan Stanley, Dean Witter, Discovery & Co.               112,750
    1,000   *TD Waterhouse Securities, Inc.                              25,063
                                                                     -----------
                                                                      2,206,912
--------------------------------------------------------------------------------
FOOD & BEVERAGES: 1.6%
    1,600    Coca-Cola Co.                                              100,000
    5,800    PepsiCo, Inc.                                              224,388
    4,300    Sara Lee Corp.                                              97,556
                                                                     -----------
                                                                        421,944
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER: 0.4%
    1,900    Kimberly-Clark Corp.                                       108,300
--------------------------------------------------------------------------------
HOSPITAL MANAGEMENT: 1.5%
    6,200    United Healthcare Corp.                                    388,275
--------------------------------------------------------------------------------
HOTEL & MOTEL: 0.8%
    5,300   *Mirage Resorts, Inc.                                        88,775
    4,400    Starwood Hotels & Resorts Worldwide, Inc. Cl. B            134,475
                                                                     -----------
                                                                        223,250
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS: 1.6%
    1,100    Colgate-Palmolive Co.                                      108,625
    3,100    Corning, Inc.                                              217,387
    1,400    Gillette Co.                                                57,400
      500    Procter & Gamble Co.                                        44,625
                                                                     -----------
                                                                        428,037
--------------------------------------------------------------------------------
INSURANCE: 5.5%
    7,700    ACE Ltd.                                                   217,525
    2,700    Aetna, Inc.                                                241,481
    1,800    AMBAC Financial Group, Inc.                                102,825
        3   *Berkshire Hathaway, Inc. Cl. A                             206,700
      623   *Fairfax Financial Holdings Ltd.                            167,121
    5,600    Mutual Risk Management Ltd.                                186,900
    3,100    PartnerRe Ltd.                                             115,862
    1,500    Travelers Property Casualty Corp. Cl. A                     58,688
    3,100    UNUMProvident Corp.                                        169,725
                                                                     -----------
                                                                      1,466,827
--------------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLY: 1.8%
    1,600    Baxter International, Inc.                                  97,000
    1,600   *Boston Scientific Corp.                                     70,300
    2,000    Johnson & Johnson                                          196,000
    1,500   *Wellpoint Health Networks, Inc. Cl. A                      127,312
                                                                     -----------
                                                                        490,612
--------------------------------------------------------------------------------
MULTI-INDUSTRY: 4.6%
   24,000   *Hutchison Whampoa Ltd.                                     217,307
   16,700    Rentokil Group PLC                                          64,756
   44,140    Tomkins PLC                                                191,333
    7,800    Tyco International Ltd.                                    739,050
                                                                     -----------
                                                                      1,212,446
--------------------------------------------------------------------------------
NEWSPAPERS: 0.6%
    1,700    Tribune Co.                                                148,113
--------------------------------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT: 0.9%
    2,600   *EMC Corp.                                                  143,000
    1,500   *Sun Microsystems, Inc.                                     103,359
                                                                     -----------
                                                                        246,359
--------------------------------------------------------------------------------
OIL-EQUIPMENT & SERVICES: 0.7%
    4,000    Halliburton Co.                                            181,000
--------------------------------------------------------------------------------
OIL-INTERNATIONAL: 2.8%
    1,900    Chevron Corp.                                              180,856
    2,600    Mobil Corp.                                                257,400
    5,100    Royal Dutch Petroleum Co.                                  307,275
                                                                     -----------
                                                                        745,531
--------------------------------------------------------------------------------
POLLUTION CONTROL: 1.5%
    7,300   *Waste Management, Inc.                                     392,375
--------------------------------------------------------------------------------
PRINTING & PUBLISHING: 1.1%
    3,800    Ver Ned Uitgevers NV                                       151,793


                                    MSF-50

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                        VALUE
 SHARES                    ISSUE                                      (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
PRINTING & PUBLISHING: (CONTINUED)
      3,360      Wolters Kluwer NV                                  $   133,697
                                                                    ------------
                                                                        285,490
--------------------------------------------------------------------------------
REAL ESTATE: 0.9%
      4,500      Crescent Real Estate Equities Co.                      106,875
      6,900      Security Capital Cl. A                                 131,100
                                                                    ------------
                                                                        237,975
--------------------------------------------------------------------------------
RESTAURANT: 0.4%
      2,400      McDonald's Corp.                                        99,150
--------------------------------------------------------------------------------
RETAIL GROCERY: 2.3%
      8,200      Kroger Co.                                             229,087
      7,800     *Safeway, Inc.                                          386,100
                                                                    ------------
                                                                        615,187
--------------------------------------------------------------------------------
RETAIL TRADE: 4.0%
      1,200      Cifra SA De CV ADR                                      22,200
      3,900      CVS Corp.                                              197,925
        500      Dayton-Hudson Corp.                                     32,500
      3,800      Home Depot, Inc.                                       244,862
      4,000     *Saks, Inc.                                             115,500
     10,900      TAG Heuer International SA ADR                         113,088
      7,000      Wal-Mart Stores, Inc.                                  337,750
                                                                    ------------
                                                                      1,063,825
--------------------------------------------------------------------------------
SOFTWARE: 5.5%
      6,300     *BMC Software, Inc.                                     340,003
      4,600     *Compuware Corp.                                        146,194
      7,300     *Microsoft Corp.                                        657,912
      1,500     *Oracle Systems Corp.                                    55,688
     12,400     *Parametric Technology Corp.                            172,437
      2,400     *Sterling Commerce, Inc.                                 87,600
                                                                    ------------
                                                                      1,459,834
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT & SERVICES: 1.4%
      2,000      Getronics NV                                            76,901
     15,000     *Telecom Italia Mobile SPA                               55,202
      1,250     *Vodafone AirTouch PLC ADR                              246,250
                                                                    ------------
                                                                        378,353
--------------------------------------------------------------------------------
TEXTILES & APPAREL: 0.4%
      1,800      Nike, Inc. Cl. B                                       113,963
--------------------------------------------------------------------------------
TOBACCO: 0.9%
      6,100      Philip Morris Cos., Inc.                               245,144
--------------------------------------------------------------------------------
TOYS & AMUSEMENTS: 0.5%
      2,000      Hasbro, Inc.                                            55,875
      2,640      Mattel, Inc.                                            69,795
                                                                    ------------
                                                                        125,670
--------------------------------------------------------------------------------
UTILITIES-TELEPHONE: 5.1%
      7,600     *MCI WorldCom, Inc.                                     653,838
      2,400     *Nextel Communications, Inc. Cl. A                      120,525
      2,800      SBC Communications, Inc.                               162,400
      1,200      Sprint Corp.                                            63,375
     16,800      Telecom Italia SPA                                     174,568
      1,900     *Telecomunicacoes Brasileiras SA ADR                    171,356
                                                                    ------------
                                                                      1,346,062
--------------------------------------------------------------------------------
                 TOTAL COMMON STOCK
                 (Cost : $23,410,828) ..........................     25,378,879
                                                                    ------------
--------------------------------------------------------------------------------
FACE                                        INTEREST    MATURITY        Value
AMOUNT                     ISSUE               RATE        DATE       (Note 1A)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 2.2%
--------------------------------------------------------------------------------
$   589,000      State Street Repurchase
                 Agreement (U.S. Treasury
                 Note collateralized
                 dated 6/30/99 due 2/29/00
                 @ 7.125% with a market
                 value of $610,851)            3.500%     7/1/99    $   589,000
                                                                    ------------
                 TOTAL REPURCHASE AGREEMENTS
                 (Cost : $589,000) .............................        589,000
                                                                    ------------
--------------------------------------------------------------------------------


                                    MSF-51

-------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

  FACE                                     INTEREST   MATURITY       VALUE
 AMOUNT                    ISSUE              RATE       DATE       (NOTE 1A)
-------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 3.0%
-------------------------------------------------------------------------------
$790,000          Federal Home Loan
                  Mortgage Corp.              4.790%   7/14/99    $   788,634
                                                                 --------------
                  TOTAL SHORT TERM OBLIGATIONS
                  (Cost: $788,634)  ...........................       788,634
                                                                 --------------
-------------------------------------------------------------------------------
                  TOTAL INVESTMENTS: 100.7%
                  (Cost $24,788,462) ..........................    26,756,513
                  OTHER ASSETS LESS LIABILITIES: (0.7)%  ......      (172,575)
                                                                 --------------
                  TOTAL NET ASSETS: 100.0%  ...................
                                                                  $26,583,938
                                                                 ==============
-------------------------------------------------------------------------------

LEGEND:
------
* Non-income producing security.
  ADR (American depository receipt) represents ownership of foreign securities.

                       See Notes to Financial Statements.


                                    MSF-52

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                             INTEREST   MATURITY        VALUE
FACE AMOUNT                  ISSUE             RATE       DATE        (NOTE 1A)
--------------------------------------------------------------------------------
CORPORATE BONDS: 21.6%
--------------------------------------------------------------------------------
ASSET BACKED: 1.1%
$   170,000     Bank One Credit Card
                Master Trust Ser. 95-B A        6.300%   10/15/02   $   170,743
    200,000     Citibank Credit Card
                Master Trust I Ser. 97-2 A      6.550%    2/15/04       201,374
    228,000     Citibank Credit Card
                Master Trust I Ser. 98 A        5.300%     1/9/06       217,455
    175,000     First USA Credit Card
                Master Trust Ser. 98-9 A        5.280%    9/18/06       167,179
    200,000     Premier Auto Trust
                Ser. 99-1 A4                    5.820%    10/8/03       197,750
    175,000     Sears Credit Account
                Master Trust Ser. 98-1 A        5.800%    8/15/05       174,234
                                                                    ------------
                                                                      1,128,735
--------------------------------------------------------------------------------
AUTOMOTIVE: 0.7%
    300,000     Delphi Automotive
                Systems Corp.                   7.125%     5/1/29       277,161
    400,000     Ford Motor Co.                  7.250%    10/1/08       406,420
                                                                    ------------
                                                                        683,581
--------------------------------------------------------------------------------
BANKING: 2.3%
    230,000    +Abn Amro Bank                   7.750%    5/15/23       233,363
    260,000     Bank One Corp. Sr.              6.250%     9/1/00       260,835
    200,000    +Capital One Bank                6.700%    5/15/08       191,018
    250,000     Chase Manhattan Corp. Sub.      6.000%    2/15/09       231,635
    151,000     Chase Manhattan Corp. Sub.      7.125%     2/1/07       153,294
    500,000    +Korea Development Bank          7.128%    4/22/04       482,630
    350,000     National Australia
                Bank Ltd.                       6.600%   12/10/07       339,321
    330,000     Norwest Corp.                   6.750%    5/12/00       332,590
                                                                    ------------
                                                                      2,224,686
--------------------------------------------------------------------------------
BROADCASTING: 0.2%
    200,000     TCI Communications, Inc.        7.375%    2/15/00       201,980
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 1.0%
    250,000     Chase Commercial Mortgage
                Securities Corp. Ser. 98 A2     6.390%   11/18/08       240,844
    250,000     First Union Lehman Brothers
                Bank Ser. 98-C2 A2              6.560%   11/18/08       244,384
    250,000     LB Commercial Conduit Mortgage
                Trust Ser. 98-C4 A1             6.210%   10/15/08       238,199
    250,000     Morgan Stanley Capital, Inc.
                Ser. 98 Cl. A2                  6.550%   12/15/07       244,443
                                                                    ------------
                                                                        967,870
--------------------------------------------------------------------------------
COMPUTER EQUIPMENT & SERVICE: 0.5%
    425,000     International Business
                Machines Corp.                  8.375%    11/1/19       486,145
--------------------------------------------------------------------------------
DRUGS & HEALTH CARE: 0.1%
    145,000     Abbott Laboratories             5.600%    10/1/03       140,897
--------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE: 0.5%
    500,000     Carnival Corp. Sr.              6.150%    4/15/08       470,155
--------------------------------------------------------------------------------
FINANCIAL SERVICES: 5.1%
    300,000    +Associates Corp. of
                North America Sr.               6.250%    11/1/08       286,278
     22,000     Associates Corp. of
                North America Sr.               8.250%    12/1/99        22,235
    350,000     BankAmerica Corp.               8.125%     2/1/02       364,353
    250,000     CIT Group Holdings, Inc.        6.375%    10/1/02       249,405
    400,000    +Citigroup, Inc.                 6.200%    3/15/09       377,268
    250,000     Equitable Companies, Inc. Sr.   6.500%     4/1/08       241,150
    250,000     FINOVA Capital Corp.            6.440%    11/6/01       248,965
    568,000     Ford Motor Credit Co. Sr.       8.200%    2/15/02       592,475
     78,000     General Electric Capital Corp.  8.375%     3/1/01        81,003
    500,000     Heller Financial, Inc.          5.875%    11/1/00       498,250
    500,000     Mellon Financial Co. Sr.        5.750%   11/15/03       483,235
    300,000     Merrill Lynch & Co., Inc.       6.000%    2/17/09       277,140
     23,000     Merrill Lynch & Co., Inc.       8.250%   11/15/99        23,220
    640,000     Paine Webber Group, Inc. Sr.    6.550%    4/15/08       603,962
    350,000     Sears Roebuck Acceptance
                Corp.                           7.000%    6/15/07       349,531
    375,000     Western National Corp. Sr.      7.125%    2/15/04       381,675
                                                                    ------------
                                                                      5,080,145
--------------------------------------------------------------------------------
FOOD & BEVERAGES: 0.2%
    200,000     Coca Cola Enterprises, Inc.     6.375%     8/1/01       200,720
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER: 0.4%
    377,000     Georgia Pacific Corp.           9.500%    12/1/11       436,400
--------------------------------------------------------------------------------
INDUSTRIALS: 0.5%
    160,000     Du Pont E I De Nemours
                & Co. Sr.                       6.500%    1/15/28       146,645
    312,000     Lockheed Martin Corp.           7.750%     5/1/26       309,023
                                                                    ------------
                                                                        455,668
--------------------------------------------------------------------------------

                                    MSF-53

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                             INTEREST   MATURITY        VALUE
FACE AMOUNT                  ISSUE             RATE       DATE        (NOTE 1A)
--------------------------------------------------------------------------------
CORPORATE BONDS:(CONTINUED)
--------------------------------------------------------------------------------
MISCELLANEOUS: 0.8%
$   375,000     Salomon, Inc.                   6.650%    7/15/01   $   377,970
    400,000     Tyco International
                Group S A                       6.875%    1/15/29       364,752
                                                                    ------------
                                                                        742,722
--------------------------------------------------------------------------------
MULTI-INDUSTRY: 0.2%
    233,000     Raytheon Co.                    6.750%    8/15/07       230,628
--------------------------------------------------------------------------------
OIL & GAS EXPLORATION: 0.6%
    200,000     Coastal Corp. Sr.               7.750%   10/15/35       201,006
    400,000    +Conoco, Inc.                    5.900%    4/15/04       390,312
                                                                    ------------
                                                                        591,318
--------------------------------------------------------------------------------
PRINTING & PUBLISHING: 0.5%
    418,000     Time Warner, Inc. Sr.           9.125%    1/15/13       473,201
--------------------------------------------------------------------------------
REAL ESTATE: 0.2%
    200,000     Equity Office
                Properties Trust                6.375%    2/15/03       195,472
--------------------------------------------------------------------------------
RESTAURANT: 0.5%
    497,000     McDonald's Corp.                5.950%    1/15/08       473,412
--------------------------------------------------------------------------------
RETAIL TRADE: 0.5%
    447,000     Dayton Hudson Corp.             6.400%    2/15/03       444,921
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT & SERVICES: 1.5%
    500,000     AT&T Corp.                      6.000%    3/15/09       469,895
    500,000     AT&T Corp.                      6.500%    3/15/29       451,220
    650,000     Lucent Technologies, Inc.       6.450%    3/15/29       587,997
                                                                    ------------
                                                                      1,509,112
--------------------------------------------------------------------------------
TRANSPORTATION-AIRLINES: 0.4%
    300,000     Delta Air Lines, Inc.           9.750%    5/15/21       355,002
--------------------------------------------------------------------------------
TRANSPORTATION-RAILROAD: 0.3%
    300,000     Union Pacific Corp.             7.600%     5/1/05       309,546
--------------------------------------------------------------------------------
UTILITIES-ELECTRIC: 1.4%
    600,000     Calenergy, Inc. Sr.             7.520%    9/15/08       602,850
    235,000     Commonwealth Edison Co.         6.400%   10/15/05       228,921
    150,000     Consolidated Edison Co., Inc.   6.450%    12/1/07       147,208
    400,000     Southern California Edison Co.  8.250%     2/1/00       405,660
                                                                    ------------
                                                                      1,384,639
--------------------------------------------------------------------------------
UTILITIES-GAS & PIPELINES: 1.0%
    400,000     KN Energy, Inc. Sr.             6.650%     3/1/05       387,708
    350,000     Occidental Petroleum
                Corp. Sr.                       7.375%   11/15/08       344,155
    200,000     Transcanada Pipelines Ltd.      9.125%    4/20/06       218,796
                                                                    ------------
                                                                        950,659
--------------------------------------------------------------------------------
UTILITIES-TELEPHONE: 1.1%
    124,000     Bellsouth
                Telecommunications              6.500%    6/15/05       123,301
    683,000     Cable & Wireless
                Communication                   6.375%     3/6/03       673,335
    236,000     MCI WorldCom, Inc.              6.125%    8/15/01       235,254
    100,000     New York Telephone Co.          5.875%     9/1/03        97,943
                                                                    ------------
                                                                      1,129,833
--------------------------------------------------------------------------------
                TOTAL CORPORATE BONDS
                (Cost: $22,191,590) .............................    21,267,447
                                                                    ------------
--------------------------------------------------------------------------------
FEDERAL AGENCY OBLIGATIONS: 38.7%
--------------------------------------------------------------------------------
  1,650,000     Federal Farm Credit
                Banks, Consolidated             6.380%   11/27/06     1,640,199
    600,000     Federal Home Loan Bank          5.125%    9/15/03       577,872
    485,000     Federal Home Loan Bank          5.500%    7/14/00       484,471
    400,000     Federal Home Loan Bank          6.340%    6/13/05       400,000
  1,002,904     Federal Home Loan
                Mortgage Corp.                  6.000%     2/1/29       943,041
  2,000,000     Federal Home Loan
                Mortgage Corp.                  7.000%   12/31/99     1,978,760
    490,175     Federal Home Loan
                Mortgage Corp.                  7.000%     4/1/29       484,964
    563,630     Federal Home Loan
                Mortgage Corp.                  7.500%     8/1/24       569,971
    494,635     Federal Home Loan
                Mortgage Corp.                  7.500%    11/1/24       500,353
  1,457,018     Federal Home Loan
                Mortgage Corp.                  7.500%    10/1/27     1,472,943
    358,153     Federal Home Loan
                Mortgage Corp.                  8.000%     2/1/27       368,002
    739,888     Federal Home Loan
                Mortgage Corp.                  8.000%    10/1/28       760,235
    350,000     Federal National
                Mortgage Assoc.                 5.360%    2/16/01       347,756
    245,000    +Federal National
                Mortgage Assoc.                 5.375%    3/15/02       241,670

                                    MSF-54

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                              INTEREST   MATURITY        VALUE
FACE AMOUNT              ISSUE                  RATE       DATE        (NOTE 1A)
--------------------------------------------------------------------------------
FEDERAL AGENCY OBLIGATIONS:(CONTINUED)
--------------------------------------------------------------------------------
$   250,000     Federal National
                Mortgage Assoc.                 5.875%     2/2/06    $  242,540
  1,300,000     Federal National
                Mortgage Assoc.                 6.000%   12/31/99     1,250,641
    500,000     Federal National
                Mortgage Assoc.                 6.000%    5/15/08       484,920
    505,240     Federal National
                Mortgage Assoc.                 6.000%     3/1/14       488,027
    477,936     Federal National
                Mortgage Assoc.                 6.000%     3/1/14       461,653
    694,181     Federal National
                Mortgage Assoc.                 6.000%     3/1/14       670,530
     83,828     Federal National
                Mortgage Assoc.                 6.000%     3/1/14        80,972
    500,000    +Federal National
                Mortgage Assoc.                 6.160%     8/7/28       467,655
    600,000     Federal National
                Mortgage Assoc.                 6.490%    3/19/02       610,596
    839,856     Federal National
                Mortgage Assoc.                 6.500%     1/1/13       827,519
     33,352     Federal National
                Mortgage Assoc.                 6.500%     4/1/13        32,862
    883,335     Federal National
                Mortgage Assoc.                 6.500%     6/1/13       870,359
    516,382     Federal National
                Mortgage Assoc.                 6.500%     6/1/13       508,797
     58,179     Federal National
                Mortgage Assoc.                 6.500%     7/1/13        57,324
    500,050     Federal National
                Mortgage Assoc.                 6.500%     6/1/14       492,704
    876,478     Federal National
                Mortgage Assoc.                 6.500%     3/1/29       845,521
    870,280     Federal National
                Mortgage Assoc.                 6.500%     3/1/29       839,542
  2,987,266     Federal National
                Mortgage Assoc.                 6.500%     4/1/29     2,881,755
    649,675     Federal National
                Mortgage Assoc.                 6.500%     4/1/29       626,729
    344,730     Federal National
                Mortgage Assoc.                 6.500%     5/1/29       332,555
  1,000,000     Federal National
                Mortgage Assoc.                 7.000%   12/31/99       988,440
    800,000     Federal National
                Mortgage Assoc.                 7.000%     2/1/14       802,744
     59,233     Federal National
                Mortgage Assoc.                 7.000%     6/1/26        58,549
    210,194     Federal National
                Mortgage Assoc.                 7.000%     9/1/28       207,762
    635,369     Federal National
                Mortgage Assoc.                 7.000%    10/1/28       628,018
    295,678     Federal National
                Mortgage Assoc.                 7.000%    10/1/28       292,257
    253,541     Federal National
                Mortgage Assoc.                 7.000%    11/1/28       250,607
    434,243     Federal National
                Mortgage Assoc.                 7.000%     3/1/29       429,218
    997,939     Federal National
                Mortgage Assoc.                 7.000%     4/1/29       986,393
    714,095     Federal National
                Mortgage Assoc.                 7.500%     9/1/25       721,236
    709,675     Federal National
                Mortgage Assoc.                 7.500%     6/1/26       716,771
     57,849     Federal National
                Mortgage Assoc.                 7.500%     9/1/27        58,427
     45,026     Federal National
                Mortgage Assoc.                 7.500%    11/1/27        45,477
     12,906     Federal National
                Mortgage Assoc.                 7.500%    12/1/27        13,035
    800,080     Federal National
                Mortgage Assoc.                 7.500%     3/1/28       808,080
     25,741     Federal National
                Mortgage Assoc.                 7.500%     8/1/28        25,998
    824,949     Federal National
                Mortgage Assoc.                 7.000%     4/1/12       827,779
    618,825     Government National
                Mortgage Assoc.                 7.000%    5/15/28       610,508
    190,317     Government National
                Mortgage Assoc.                 7.000%    5/15/28       187,759
    177,175     Government National
                Mortgage Assoc.                 7.000%   10/15/28       174,794
    400,040     Government National
                Mortgage Assoc.                 7.000%    6/15/29       394,663
  1,000,000     Government National
                Mortgage Assoc.                 8.000%   12/31/99     1,028,590
    746,406     Government National
                Mortgage Assoc.                 9.000%   11/15/24       799,349
    158,505     Government National
                Mortgage Assoc.                 6.500%    5/15/23       153,303
    562,004     Government National
                Mortgage Assoc.                 6.500%    12/1/28       540,401
    224,798     Government National
                Mortgage Assoc.                 6.500%   12/15/28       216,157

                                    MSF-55

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                             INTEREST   MATURITY        VALUE
FACE AMOUNT              ISSUE                 RATE       DATE        (NOTE 1A)
--------------------------------------------------------------------------------
FEDERAL AGENCY OBLIGATIONS:(CONTINUED)
--------------------------------------------------------------------------------
$    23,326     Government National
                Mortgage Assoc.                 7.000%    4/15/27  $     23,012
    463,098     Government National
                Mortgage Assoc.                 7.000%    1/15/28       456,874
    386,624     Government National
                Mortgage Assoc.                 7.000%   10/15/28       381,428
    370,128     Government National
                Mortgage Assoc.                 8.000%    8/15/26       380,650
    347,053     Government National
                Mortgage Assoc.                 8.000%    9/15/26       356,920
    472,665     Government National
                Mortgage Assoc.                 8.000%    4/15/27       486,103
    286,293     Government National
                Mortgage Assoc.                 8.000%    5/15/27       294,432
                                                                   -------------
                TOTAL FEDERAL AGENCY OBLIGATIONS
                (Cost: $39,054,599)..............................    38,189,172
                                                                   -------------
--------------------------------------------------------------------------------
FEDERAL TREASURY OBLIGATIONS: 36.3%
--------------------------------------------------------------------------------
    250,000    +U.S. Treasury Bond              5.250%    2/15/29       224,610
  1,050,000     U.S. Treasury Bond              6.125%   11/15/27     1,042,944
  1,000,000     U.S. Treasury Bond              6.250%    8/15/23     1,004,690
  1,200,000    +U.S. Treasury Bond              8.000%   11/15/21     1,446,936
    570,000     U.S. Treasury Bond              8.875%    8/15/17       728,175
  2,625,000    +U.S. Treasury Bond              8.875%    2/15/19     3,383,389
    700,000     U.S. Treasury Bond              9.250%    2/15/16       911,750
  4,610,000    +U.S. Treasury Note              4.500%    9/30/00     4,559,567
    400,000     U.S. Treasury Note              4.750%   11/15/08       367,312
  1,700,000    +U.S. Treasury Note              5.250%    5/15/04     1,670,522
    300,000     U.S. Treasury Note              5.500%    5/15/09       293,061
  1,000,000     U.S. Treasury Note              5.625%    2/15/06       985,000
  2,260,000     U.S. Treasury Note              5.875%   11/15/05     2,260,000
  1,400,000     U.S. Treasury Note              6.125%    8/15/07     1,415,092
  3,000,000     U.S. Treasury Note              6.250%    2/28/02     3,045,000
    600,000    +U.S. Treasury Note              6.250%    8/31/02       610,032
  4,400,000    +U.S. Treasury Note              6.375%    5/15/00     4,439,864
  1,200,000     U.S. Treasury Note              6.500%    8/15/05     1,236,936
  3,310,000     U.S. Treasury Note              7.000%    7/15/06     3,506,018
  2,500,000    +U.S. Treasury Note              7.875%   11/15/04     2,734,375
                                                                   -------------
                TOTAL FEDERAL TREASURY OBLIGATIONS
                (Cost: $37,312,124) .............................    35,865,273
                                                                   -------------
--------------------------------------------------------------------------------
STATE AGENCY OBLIGATION: 0.2%
--------------------------------------------------------------------------------
    190,000     California Infastructure
                Ser. 97-1 A8                    6.480%   12/26/09       185,689
                                                                   -------------
                TOTAL STATE AGENCY OBLIGATION
                (Cost: $188,412) ................................       185,689
                                                                   -------------
--------------------------------------------------------------------------------
YANKEE BONDS: 0.9%
--------------------------------------------------------------------------------
     45,000     Asian Development Bank          5.750%    5/19/03        44,320
     83,000     Province of Ontario             6.125%    6/28/00        83,209
    100,000     Province of Quebec              7.500%    7/15/23       100,944
    415,000     Province of Quebec              8.800%    4/15/03       444,905
     50,000     Republic of Finland             7.875%    7/28/04        53,636
    200,000     Republic of Korea               8.875%    4/15/08       208,776
                                                                   -------------
                TOTAL YANKEE BONDS
                (Cost: $983,802) ................................       935,790
                                                                   -------------
--------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 6.0%
--------------------------------------------------------------------------------
  3,000,000     Anadarko Petroleum Corp.        5.100%    7/14/99     2,994,474
  1,350,000     Federal Home Loan
                Mortgage Corp.                  5.000%    7/16/99     1,347,188
    500,000     Federal Home Loan
                Mortgage Corp.                  4.850%    7/16/99       498,990
  1,100,000     Federal National
                Mortgage Assoc.                 4.840%    7/13/99     1,098,225
                                                                   -------------
                TOTAL SHORT TERM OBLIGATIONS
                (Cost: $5,938,877) ..............................     5,938,877
                                                                   -------------
--------------------------------------------------------------------------------
                TOTAL INVESTMENTS : 103.7%
                (Cost $105,669,404) .............................   102,382,248
                OTHER ASSETS LESS LIABILITIES (3.7%) ............    (3,607,983)
                                                                   -------------
                TOTAL NET ASSETS : 100.0% .......................  $ 98,774,265
                                                                   =============
--------------------------------------------------------------------------------

LEGEND:
-------

+ Securities on loan.

SECURITIES LENDING: (Note 7)
----------------------------
 As of June 30, 1999, the market value of securities loaned was $10,039,665 with collateral backing valued at $10,213,020.


                        See Notes to Financial Statements.

                                    MSF-56

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN STANLEY EAFE INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)


                                                                       VALUE
         SHARES                        ISSUE                         (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: 97.3%
--------------------------------------------------------------------------------
AUSTRALIA: 2.7%
       3,300        Amcor Ltd.                                     $    18,320
       6,600        AMP Ltd.                                            72,058
       1,300        Australia Gas & Light Co., Ltd.                      7,898
       6,100        Boral, Ltd.                                         10,323
       1,200        Brambles Industries Ltd.                            31,572
      10,600        Broken Hill Proprietary Co.                        122,625
       5,400        Coca-Cola Amatil Ltd.                               21,736
       6,400        Coles Myer Ltd.                                     37,188
       5,200        Colonial Ltd.                                       18,390
         700       *CSL Ltd.                                             6,035
       5,900        CSR Ltd.                                            16,849
       8,300        David Jones Ltd.                                     8,120
       4,100        Delta Gold NL                                        5,827
         900        F.H. Faulding & Co. Limited                          5,474
       9,800        Fosters Brewing Group Ltd.                          27,585
       4,000        Futuris Corp., Ltd.                                  5,817
       8,400        General Property Trust                              13,638
       3,300        GIO Australia Holdings                               8,028
       7,300        Goodman Fielder Ltd.                                 6,500
       2,200        Iluka Resources                                      4,750
       2,000        James Hardie Industries Ltd.                         5,288
       2,300        Leighton Holdings Ltd.                               8,970
       2,800        Lend Lease Corp.                                    38,394
       2,400        Mayne Nickless Ltd.                                  8,202
      10,600        Metal Manufactures, Ltd.                            12,963
      15,300        MIM Holdings Ltd.                                   10,822
       8,900        National Australia Bank                            147,084
       2,600        Newcrest Mining Ltd.                                 5,830
      12,400        News Corp., Ltd.                                   105,660
      10,000        Normandy Mining Ltd.                                 6,650
       4,200        North Ltd.                                           8,496
       1,500        Orica Ltd.                                           8,182
       6,600        Pacific Dunlop Ltd.                                  9,511
       4,600        Pioneer International Ltd.                          11,707
       1,100        Publishing & Broadcasting Ltd.                       7,272
       2,100        QBE Insurance Group Ltd.                             7,982
      22,700        Resolute Samantha                                   11,404
       1,700        Rio Tinto Ltd.                                      27,838
       2,900        Santos Ltd.                                          9,489
       5,400        Schroders Property Fund                              8,389
       1,700        Smith (Howard) Ltd.                                 12,980
       4,900        Sons Of Gwalia Ltd.                                 12,882
       3,800        Southcorp Ltd.                                      15,326
       3,600        Stockland Trust Group                                8,210
       1,200        Suncorp-Metway Ltd.                                  7,139
       1,800        Tab Corp. Holdings Ltd.                             12,113
      31,600        Telstra Corp., Ltd.                                180,838
       1,100        Wesfarmers Ltd.                                      9,889
       7,000        Westfield Trust                                     14,150
      10,800       +Westpac Banking Ltd.                                69,966
       6,200        WMC Ltd.                                            26,599
       6,400        Woolworths Ltd.                                     21,259
                                                                   -------------
                    Total Investments in Australia                   1,300,217
--------------------------------------------------------------------------------
AUSTRIA: 0.3%
         100        Austria Tabakwerke AG                                5,824
         300        Austrian Airlines                                    7,236
         600        Bank Austria AG                                     31,544
         100        Bbag Oesterreichische Brau-Beteiligungs              4,433
         100        Bohler Uddeholm AG                                   4,947
         200        Flughafen Wien AG                                    8,389
          40        Generali Holding Vienna AG                           7,340
         100        Lenzing AG                                           5,670
         100        Mayr-Melnhof Karton AG                               4,536
         200        Oesterreichische Elektrizitaetswirtsch Cl. A        29,111
         200        OMV Handels AG                                      17,832
         100        VA Technologie AG                                    9,056
         400        Wienerberger Baustoffindustrie AG                   10,354
                                                                   -------------
                    Total Investments in Austria                       146,272
--------------------------------------------------------------------------------
BELGIUM: 1.6%
       2,000        Bankverzekerin KBC                                 118,548



                                     MSF-57

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN STANLEY EAFE INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)


                                                                       VALUE
         SHARES                        ISSUE                         (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
BELGIUM:(CONTINUED)
         200        Barco N.V.                                     $    32,183
          40        Bekaert NV                                          17,112
         200        CBR Cimenteries                                     18,390
         400        CMB SA-Compagnie Maritime Belge                     16,906
         400        Delhaize-Le Lion SA                                 34,039
         300        Electrabel SA                                       96,797
       4,600        Fortis (B)                                         144,391
         100        Glaverbel SA                                         9,401
         200        GPE Bruxelles                                       33,791
         100        Petrofina SA                                        57,418
         600        Solvay SA                                           39,801
         600       +Tractebel SA                                        84,118
         500        UCB SA                                              48,513
         400        Union Miniere SA                                    16,494
                                                                   -------------
                    Total Investments in Belgium                       767,902
--------------------------------------------------------------------------------
DENMARK: 0.8%
         100        Bang & Olufsen AS                                    6,337
         100        Carlsberg A/S Cl. B                                  4,160
           7        Dampskibsselskabet af 1912 A/S Cl. B                61,923
           5        Dampskibsselskabet Svendborg A/S Cl. B              61,770
         300        Danisco A/S                                         13,519
         300        Den Danske Bank                                     32,445
         200        FLS Industries AS Cl. B                              5,186
         100        ISS International Service Systems SA Cl. B           5,338
         400        Korn Og Foderstof Kompagniet AS                      8,874
         100        NKT Holding AS                                       7,764
         500        Novo-Nordisk AS Cl. B                               53,867
         100        Radiometer AS                                        4,853
         800        SAS Danmark AS                                       8,319
         400        Superfos AS                                          5,407
       1,900        Tele Danmark AS                                     93,259
         300        Unidanmark A/S Cl. A                                19,966
                                                                   -------------
                    Total Investments in Denmark                       392,987
--------------------------------------------------------------------------------
FINLAND: 1.9%
         600        American Group, Inc.                                 8,628
         500        Asko Oyj                                             8,149
         200        Finnlines Oyj                                        5,195
         200        Instrumentarium Corp. Cl. A                          8,144
       1,300        Kemira Oyj                                           7,853
       4,700        Merita Oyj                                          26,696
         400        Metra Oy AB Cl. B                                    8,453
       7,400        Nokia Oyj                                          648,405
         700        Outokumpu Oyj Cl. A                                  7,865
         200        Pohjola Insurance Group Cl. B                       10,257
         900        Raisio Yhtyma Oyj                                    8,350
         500        Sampo Cl. A                                         14,483
       2,500        Sonera-Yhtyma Oyj                                   54,635
         400        Stockmann Oyj ABP Cl. A                              8,115
         500        Stockmann Oyj ABP Cl. B                              7,602
         400       +Tieto Corporation Oyj                               16,659
       1,600        UPM-Kymmene Corp. Oy                                45,852
         700        Valmet Corp.                                         7,938
                                                                   -------------
                    Total Investments in Finland                       903,279
--------------------------------------------------------------------------------
FRANCE: 9.3%
         200        Accor                                               50,202
         500        Air Liquide                                         78,602
       1,200        Alcatel Alsthom                                    168,853
       2,200        AXA-UAP                                            268,289
       1,300        Banque Nationale de Paris                          108,281
       1,000        Banque Paribas SA                                  112,053
         300        BIC                                                 15,818
          20        Bongrain SA                                          7,546
         200        Bouygues SA                                         52,841
         200        Bouygues SA (rts.)                                     532
         200        Canal Plus SA                                       56,099
         400        Cap Gemini                                          62,841
       1,400        Carrefour SA                                       205,655
         500        Casino Guich Perrachon                              43,811
         200        Chargeurs SA                                        11,133
         200       *Cie Generale de Geophysique SA                      10,618



                                     MSF-58

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN STANLEY EAFE INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)


                                                                       VALUE
         SHARES                        ISSUE                         (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK:(CONTINUED)
--------------------------------------------------------------------------------
FRANCE:(CONTINUED)
         100       *Club Mediterranee SA                           $    10,607
         100        Coflexip SA                                          8,582
         200        CPR                                                  8,919
         500        Danone                                             128,856
         600        Dassault Systems SA                                 19,823
       1,700        Elf Aquitaine SA                                   249,373
         200        Eridania Beghin-Say                                 28,658
         100        Essilor International SA                            31,245
       6,300        France Telecom SA                                  475,712
         100        Groupe GTM                                          10,721
         100        Imetal                                              14,844
         400        L' Oreal SA                                        270,289
         600        Lafarge SA                                          57,027
         700        Lagardere Sca                                       26,050
         200        Legrand SA                                          40,698
         600        LVMH Moet Hennessy Louis Vuitton                   175,595
         500        LVMH Moet-Hennssey Louis Vuitton SA                 14,612
         800       +Michelin Cl. B                                      32,715
         200        Natexis SA                                          10,504
         200        Nord Est SA                                          5,484
         200        Pathe                                               23,998
         400        Pechiney International NV Cl. A                     17,186
         300        Pernod Ricard                                       20,102
         300        Peugeot SA                                          47,316
         700        Pinault-Printemps-Redoute SA                       120,073
         100        Primagaz                                             8,762
         100        Promodes                                            65,614
       2,200        Rhone-Poulenc SA Cl. A                             100,489
         600        Saint-Gobain                                        95,560
       4,500        Sanofi SA                                          190,888
         900        Schneider SA                                        50,517
         100        Seb SA                                               7,474
         100        Sefimeg                                              6,958
         300        Seita                                               17,318
         200        Sidel SA                                            24,308
         100        Simco SA                                             8,453
         400        Skis Rossignol SA                                    5,369
         600        Societe Generale de France SA                      105,703
         200        Sodexho Alliance                                    34,430
         200        Sommer Allibert                                      5,484
         900        Suez Lyonnaise Des Eaux SA                         162,266
         100        Technip SA                                          11,216
       1,200        Thomson-C.S.F.                                      41,688
       1,500        Total SA Cl. B                                     193,439
          60        Unibail SA                                           7,676
       1,200        Usinor Sacilor                                      17,875
         500        Valeo SA                                            41,234
       3,300        Vivendi SA                                         267,212
          40        Zodiac SA                                            8,725
                                                                   -------------
                    Total Investments in France                      4,580,821
--------------------------------------------------------------------------------
GERMANY: 9.2%
         300        Adidas-Salomon AG                                   29,766
       1,500        Allianz Holdings AG                                415,948
         200        Amb Aach & Municipal Bet                            20,308
         200        Axa Colonia Konzern AG                              19,174
       3,800        BASF AG                                            167,853
       4,400        Bayer AG                                           183,244
       2,500        Bayerische Vereinsbank AG                          162,359
         500        Beiersdorf AG                                       33,245
         700        Continental AG                                      16,597
       6,200        DaimlerChrysler AG                                 536,867
       3,700        Deutsche Bank AG                                   225,607
      13,500       +Deutsche Telekom AG                                566,401
         200        Douglas Holdings AG                                  8,968
       3,200        Dresdner Bank AG                                   125,021
         300        Heidelberger Zement AG                              24,740
         400        Hochtief AG                                         18,390
         100        Karstadt AG                                         48,038
         100        Linde AG                                            59,892
       2,200        Lufthansa AG                                        39,869



                                     MSF-59

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN STANLEY EAFE INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)


                                                                       VALUE
         SHARES                        ISSUE                         (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK:(CONTINUED)
--------------------------------------------------------------------------------
GERMANY:(CONTINUED)
         600        MAN AG                                              20,473
       2,400        Mannesmann AG                                      358,736
       1,000        Merck KGaA                                          32,513
       1,600        Metro AG                                            99,291
         800        Muenchener Rueckversicherungs AG (registered
                    shares)                                            148,030
         300        Muenchener Rueckversicherungs AG                    54,738
       1,000        Preussag AG                                         53,707
         500        Rheinmetall AG                                      10,824
       2,800        RWE AG                                             129,570
         400        SAP AG                                             135,248
         400        Schering AG                                         42,389
         100        SGL Carbon AG                                        7,731
       3,500        Siemens AG                                         269,877
       3,200       *Thyssen Krupp AG                                    70,362
       3,100        VEBA AG                                            182,151
         200        Viag AG                                             94,426
       1,900        Volkswagen AG (Pvt.)                               121,630
                                                                   -------------
                    Total Investments in Germany                     4,533,983
--------------------------------------------------------------------------------
HONG KONG: 2.5%
       8,000       +Bank of East Asia Ltd.                              20,261
      18,000        Cathay Pacific Airways                              27,608
      14,000        Cheung Kong Infrastructure Holdings Ltd.           124,507
      36,000       *Chinese Estates Holdings Ltd.                        6,542
      15,000        CLP Holdings Ltd.                                   72,887
       7,000        Hang Lung Development Co., Ltd.                      8,661
      12,000        Hang Seng Bank Ltd.                                134,174
      27,900        Hong Kong & China Gas Co., Ltd.                     40,455
       4,000        Hong Kong Aircraft Engineering Co.                   7,733
      72,400        Hong Kong Telecommunications Ltd.                  188,031
      10,000        Hongkong and Shanghai Hotels Ltd.                    8,507
      15,000        Hopewell Holdings Ltd.                              11,407
      24,000        Hutchison Whampoa Ltd.                             217,307
       6,000        Hysan Development Co., Ltd.                          9,048
       5,000        Johnson Electric Holdings Ltd.                      20,622
       4,000        Miramar Hotel & Investment Ltd.                      4,872
      13,000       +New World Development Co., Ltd.                     38,957
      76,000       *Regal Hotels International Holdings Ltd.             9,208
       9,000        Shangri La Asia Ltd.                                11,136
      22,000        Shun Tak Holdings Ltd.                               5,884
      16,000        Sino Land Co., Ltd.                                  9,177
      16,000        South China Morning Post Ltd.                        8,971
      15,000        Sun Hung Kai Properties Ltd.                       136,784
       9,000        Swire Pacific Ltd. Cl. A                            44,544
       2,000        Television Broadcasts Ltd.                           9,383
      14,000        Wharf Holdings Ltd.                                 43,668
       2,000        Wing Lung Bank Ltd.                                  7,785
                                                                   -------------
                    Total Investments in Hong Kong                   1,228,119
--------------------------------------------------------------------------------
IRELAND: 0.4%
       5,200        Allied Irish Banks PLC                              68,345
       1,100        Clondalkin Group Plc                                 7,371
       2,300        CRH PLC                                             40,780
       1,600        DCC PLC                                             13,030
       2,100        Fyffes PLC                                           4,546
       1,000        Independent Newspapers PLC                           4,794
         500        Irish Continental Group Plc                          6,391
       1,200        Irish Life PLC                                      10,515
       1,600        Irish Permanent PLC                                 16,906
       6,500        Jefferson Smurfit Group PLC                         15,244
         700        Jurys Hotel Group Plc                                5,556
         800        Kerry Group PLC                                      9,484
         600       *Ryanair Holdings PLC Cl. A                           6,216
                                                                   -------------
                    Total Investments in Ireland                       209,178
--------------------------------------------------------------------------------
ITALY: 4.2%
       8,900        Alitalia Linee Aeree Italiane SPA                   23,120
         700        Arnoldo Mondadori Editore SPA                       12,123
       6,300        Assicuraziono Generali SPA                         218,210
      10,900       +Banca Commerciale Italiana SPA                      79,553
      14,300       +Banca Intesa SPA                                    68,694
       3,400        Banca Intesa SPA (non-cvt.)                          7,606
       1,500        Banca Populare di Milano SPA                        11,582




                                     MSF-60

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN STANLEY EAFE INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)


                                                                        VALUE
         SHARES                         ISSUE                         (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK:(CONTINUED)
--------------------------------------------------------------------------------
ITALY:(CONTINUED)
       11,200      Benetton Group SPA                               $   22,052
        1,400      Bulgari SPA                                           9,410
        1,100     +Burgo (Cartiere) SPA                                  7,053
        9,200      Cementir SPA                                          9,768
          800      Danieli & C. Officine Meccaniche SPA                  4,866
        1,600      Danieli & C. Officine Meccaniche SPA (non cvt.)       4,486
        3,600      Edison SPA                                           31,173
       48,400      ENI SPA                                             288,881
       21,100      Fiat SPA                                             66,775
        4,700      Fiat SPA (non-cvt.)                                   8,018
       25,500      Immobiliare Metanopoli SPA                           11,303
       10,500     *Impregilo SPA                                         8,865
       22,600     +Instituto Nazionale Delle Assicurazioni SPA          52,419
          800      Italcementi SPA                                      10,143
        1,900      Italcementi SPA (non-cvt.)                            9,519
        3,200      Italgas                                              13,426
        5,800      Magneti Marelli SPA                                   7,683
        1,000      Manifattura Lane G. Marzotto & Figli SPA              7,773
        7,200      Mediaset SPA                                         63,979
        3,500      Mediobanca SPA                                       36,621
       14,716      Montedison SPA                                       23,968
        5,928      Montedison SPA (non cvt.)                             6,875
       18,300     *Oliveti SPA (rts.)                                    2,462
       18,300    *+Olivetti SPA                                         43,954
        6,600      Parmalat Finanziaria SPA                              8,641
        2,200      Pirelli SPA (non cvt.)                                4,354
       10,500      Pirelli SPA                                          28,575
        2,600      RAS                                                  25,247
          900      RAS (non-cvt.)                                        7,589
        2,000      Reno De Medici SPA                                    4,762
        2,100      Rinascente LA SPA                                     7,577
          900      Rinascente SPA                                        6,810
        1,800      Sai(Soc Assic) (non cvt.)                             9,463
          900      Sai(Soc Assic)                                        9,278
        8,400     +San Paolo-Imi SPA                                   114,301
        1,500      Sirti SPA                                             7,236
        6,700      SNIA BPD                                              8,392
        5,500      Snia BPD SPA (non cvt.)                               4,315
        8,900      Telecom Italia Mobile SPA (non-cvt.)                 32,753
       40,200      Telecom Italia Mobile SPA                           239,939
        5,400      Telecom Italia SPA (non-cvt.)                        29,280
       22,300      Telecom Italia SPA                                  231,719
       29,000      Unicredito Italiano SPA                             127,351
                                                                    ------------
                   Total Investments in Italy                        2,079,942
--------------------------------------------------------------------------------
JAPAN:  23.7%
        2,000     +77th Bank Ltd.                                       17,525
        1,000      Acom Co., Ltd.                                       86,385
        1,000      Advantest Corp.                                     109,945
        4,000      Ajinomoto General Foods, Inc.                        45,631
        1,000      Alps Electric Co., Ltd.                              23,436
        2,000      Amada Co., Ltd.                                      14,136
        1,000      Amano Corp.                                           8,250
        1,000      Arabian Oil Co., Ltd.                                17,814
       17,000      Asahi Bank Ltd.                                      81,508
        3,000      Asahi Breweries Ltd.                                 37,348
        9,000      Asahi Chemical Industry Co., Ltd.                    49,921
        7,000      Asahi Glass Co., Ltd.                                45,424
        6,000      Ashikaga Bank Ltd.                                   11,705
          200      Autobacs Seven Co., Ltd.                              9,721
       29,000      Bank of Tokyo                                       413,053
        7,000      Bank of Yokohama Ltd.                                17,996
        5,000      Bridgestone Corp.                                   151,277
        2,000      Brother Industries Ltd.                               6,894
        5,000      Canon Inc.                                          143,837
        2,000      Casio Computer Co.                                   15,210
        4,000     +Chiba Bank Ltd.                                      14,781
        4,000      Chiyoda Corp.                                         8,267
        2,000      Chugai Pharmaceutical Co., Ltd.                      21,559
        2,000      Citizen Watch Co., Ltd.                              17,360
        1,000      Credit Saison Co., Ltd.                              20,914


                                    MSF-61

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN STANLEY EAFE INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)


                                                                        VALUE
         SHARES                         ISSUE                         (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK:(CONTINUED)
--------------------------------------------------------------------------------
JAPAN:(CONTINUED)
        5,000      Dai-Nippon Printing Co., Ltd.                      $ 79,979
        2,000      Daicel Chemical Industries Ltd.                       7,357
        4,000     +Daiei, Inc.                                          13,689
        1,000      Daifuku Co., Ltd.                                     6,985
        2,000      Daiichi Pharmaceutical Co., Ltd.                     31,049
        2,000      Daikin Industries Ltd.                               23,229
        3,000      Daikyo, Inc.                                         10,664
        2,000      Daimaru, Inc.                                         9,788
        4,000      Dainippon Ink & Chemicals, Inc.                      13,623
        2,000      Dainippon Screen Manufacturing Co., Ltd.             10,333
        1,000      Daito Trust                                          11,160
        3,000      Daiwa House Industry Co., Ltd.                       31,570
        3,000      Daiwa Kosho Lease Co., Ltd.                          13,144
        8,000      Daiwa Securities Co., Ltd.                           52,906
        3,000      Denki Kagaku Kogyo Kabushiki Kaisha                   6,572
        6,000      Denso Corp.                                         122,014
           24      East Japan Railway Co.                              128,958
        2,000     +Ebara Corp.                                          23,791
        2,000      Eisai Co., Ltd.                                      39,431
        1,000      Ezaki Glico Co.                                       5,993
        1,000      Fanuc Ltd.                                           53,732
       21,000     +Fuji Bank Ltd.                                      146,516
        3,000      Fuji Photo Film Ltd.                                113,582
        2,000      Fujikura                                              9,556
       12,000      Fujita Corp.                                          8,928
        1,000      Fujita Kanko Inc.                                     9,506
       12,000      Fujitsu Ltd.                                        241,547
        3,000      Furukawa Electric Co., Ltd.                          13,764
        3,000     +Gunma Bank Ltd.                                      18,848
        3,000      Gunze Ltd.                                            7,936
        5,000      Hankyu Corp.                                         19,840
        1,000      Hankyu Department Stores, Inc.                        6,638
       10,000     *Haseko Corp.                                          8,515
        3,000      Higo Bank Ltd.                                       12,276
       20,000      Hitachi Ltd.                                        187,650
        9,000      Hitachi Zosen Corp.                                  10,862
        4,000      Hokuriku Bank                                         7,936
        6,000      Honda Motor Co., Ltd.                               254,443
        1,000      House Food Corp.                                     14,747
        1,000      Hoya Corp.                                           56,460
        1,000      Inax Corp.                                            6,109
       16,000      Industrial Bank of Japan Ltd.                       126,974
        1,000      Isetan Co., Ltd.                                      8,622
        7,000     *Ishihara Sangyo Kaisho Ltd.                          13,251
        3,000      Ito-Yokado Co., Ltd.                                200,876
        7,000      Itochu Corp.                                         17,418
        3,000      Itoham Foods, Inc.                                   12,201
        4,000      Iwatani International Corp.                           9,523
        2,000      Jaccs Co., Ltd.                                       9,159
       11,000      Japan Airlines Co.                                   36,373
        5,000      Joyo Bank                                            19,468
        2,000      Jusco Co., Ltd.                                      36,373
        5,000      Kajima Corp.                                         18,186
        1,000      Kaken Pharmaceutical Co., Ltd.                        7,159
        2,000      Kamigumi Co., Ltd.                                   10,267
        1,000      Kandenko Co.                                          6,134
        4,000     *Kanebo Ltd.                                           6,547
        2,000      Kaneka Corp.                                         18,848
        6,000      Kansai Electric Power Co., Inc.                     114,078
        2,000      Kansai Paint Co., Ltd.                                6,134
        4,000      Kao Corp.                                           112,425
        1,000      Katokichi Co., Ltd.                                  17,277
        7,000      Kawasaki Heavy Industry                              18,980
        3,000      Kawasaki Kisen Kaisha Ltd.                            6,473
       19,000      Kawasaki Steel Corp.                                 35,496
        2,000      Keihin Electric Express Railway                       6,613
        1,000      Kikkoman Corp.                                        8,473
        2,000      Kinden Corp.                                         21,576
        9,000      Kinki Nippon Railway Co., Ltd.                       44,267
        6,000      Kirin Brewery Co., Ltd.                              71,919


                                    MSF-62

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN STANLEY EAFE INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)


                                                                        VALUE
         SHARES                         ISSUE                         (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK:(CONTINUED)
--------------------------------------------------------------------------------
JAPAN:(CONTINUED)
        1,000      Kissei Pharmaceutical Co., Ltd.                    $ 19,881
        1,000      Kokuyo Co., Ltd.                                     16,120
        6,000      Komatsu Ltd.                                         38,340
        1,000      Komori Corp.                                         18,021
          300      Konami Co., Ltd.                                     12,400
        3,000      Konica Corp.                                         12,375
        1,000      Koyo Seiko Co., Ltd.                                  8,721
        8,000      Kubota Ltd.                                          23,940
        6,000      Kumagai-Gumi Co., Ltd.                                6,696
        7,000      Kurabo Industries                                     9,374
        2,000      Kuraray Co., Ltd.                                    24,072
        1,000      Kurita Water Industries, Ltd.                        17,938
        1,000      Kyocera Corp.                                        58,692
        2,000      Kyowa Hakko Kogyo Co., Ltd.                          11,457
        1,000      Kyudenko Corp.                                        5,720
        2,000     +Lion Corp.                                            8,267
        1,000      Maeda Road Construction Co., Ltd.                     6,737
        1,000      Makino Milling Machine Co., Ltd.                      6,853
        1,000      Makita Corp.                                         11,317
        8,000      Marubeni Corp.                                       16,731
        8,000      Maruha Corp.                                          9,986
        2,000      Marui Co., Ltd.                                      33,066
       13,000      Matsushita Electric Industrial Co., Ltd.            252,542
        2,000      Meiji Milk Products Co., Ltd.                         7,159
        2,000      Meiji Seika Kaisha                                   11,193
        2,000      Minebea Co., Ltd.                                    22,320
        2,000     +Misawa Homes Co. Ltd.                                 8,415
       12,000      Mitsubishi Chemical Corp.                            41,564
        9,000      Mitsubishi Corp.                                     61,007
       12,000      Mitsubishi Electric Corp.                            46,127
        8,000      Mitsubishi Estate Co., Ltd.                          78,102
        3,000      Mitsubishi Gas Chemical Co., Inc.                     9,473
       20,000      Mitsubishi Heavy Industries Ltd.                     81,177
        1,000      Mitsubishi Logistics Corp.                           11,251
        5,000      Mitsubishi Materials Corp.                           11,201
        7,000      Mitsubishi Paper Mills Ltd.                          13,135
        4,000      Mitsubishi Rayon Co., Ltd.                           11,408
        8,000      Mitsubishi Trust & Banking Corp.                     77,771
       10,000      Mitsui & Co., Ltd.                                   69,769
        5,000     *Mitsui Engineering & Shipbuilding                     5,663
        5,000      Mitsui Fudosan Co., Ltd.                             40,506
        4,000      Mitsui Marine & Fire Insurance Co., Ltd.             19,674
        3,000      Mitsui Mining Co., Ltd.                              15,500
        7,000      Mitsui O.S.K. Lines, Ltd.                            15,045
        7,000      Mitsui Trust & Banking Corp.                         11,168
        3,000      Mitsui-Soko Co., Ltd.                                 9,969
        3,000      Mitsukoshi Ltd.                                      13,045
        1,000      Mori Seiki Co., Ltd.                                 13,640
        1,000      Murata Manufacturing Co., Ltd.                       65,801
        2,000      Mycal Corp.                                          12,565
        2,000      Nagase & Co., Ltd.                                    9,506
        4,000     +Nagoya Railroad Co., Ltd.                            13,160
          300      Namco Ltd.                                            8,060
        3,000      Nankai Electric Railway Co., Ltd.                    13,913
       10,000      NEC Corp.                                           124,411
        2,000      NGK Insulators Ltd.                                  20,898
        1,000      NGK Spark Plug Co., Ltd.                             10,292
        2,000      Nichido Fire & Marine Insurance Co., Ltd.            10,300
        3,000      Nichirei Corp.                                        7,936
        2,000      Nikon Corp.                                          32,735
        1,000      Nippon COMSYS Corp.                                  16,244
        6,000      Nippon Express Co., Ltd.                             35,959
        3,000      Nippon Fire & Marine Insurance                       10,168
        6,000      Nippon Light Metal Co.                                8,977
        1,000      Nippon Meat Packers, Inc.                            13,061
        8,000      Nippon Mitsubishi Oil Co., Ltd.                      33,727
        5,000      Nippon Paper Industries Co., Ltd.                    26,081
        3,000      Nippon Sharyo Ltd.                                    9,672
        2,000      Nippon Sheet Glass Co., Ltd.                          7,126
        2,000      Nippon Shinpan Co.                                    6,646


                                    MSF-63

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN STANLEY EAFE INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)


                                                                        VALUE
         SHARES                         ISSUE                         (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK:(CONTINUED)
--------------------------------------------------------------------------------
JAPAN:(CONTINUED)
        1,000      Nippon Shokubai Co., Ltd.                        $    5,952
       41,000      Nippon Steel Corp.                                   95,238
        6,000      Nippon Suisan Kaisha, Ltd.                            9,473
           78      Nippon Telephone & Telegraph Corp.                  909,151
        7,000      Nippon Yusen Kabushiki Kaisha                        26,965
       15,000      Nissan Motor Co., Ltd.                               71,671
        2,000      Nisshinbo Industries, Inc.                            9,110
        1,000      Nissin Food Products Co, Ltd.                        24,386
        1,000      Nitto Denko Corp.                                    20,997
       16,000      NKK Corp.                                            13,094
        3,000      NOF Corp.                                             7,737
       12,000      Nomura Securities Co., Ltd.                         140,564
        3,000      NSK Ltd.                                             16,467
        2,000      NTN Corp.                                             6,828
        4,000      Obayashi Corp.                                       20,137
        4,000      Odakyu Electric Railway Co., Ltd.                    13,392
        6,000      Oji Paper Co., Ltd.                                  34,719
        2,000      Okuma Corp.                                           9,292
        3,000      Okumura Corp.                                        11,160
        2,000      Olympus Optical Co., Ltd.                            29,578
        2,000      Omron Corp.                                          34,719
        1,000      Onward Kashiyama Co., Ltd.                           10,994
        2,000      Orient Corp.                                          5,820
       14,000      Osaka Gas Co., Ltd.                                  47,566
        7,000      Penta-Ocean Construction                             12,210
        1,000      Pioneer Electronic Corp.                             19,468
        1,000      Q.P. Corp.                                            7,192
        6,000     *Renown, Inc.                                          8,432
        1,000      Rohm Co.                                            156,650
       24,000      Sakura Bank Ltd.                                     91,064
        1,000      Sanden Corp.                                          7,977
        3,000      Sankyo Co., Ltd.                                     75,639
        1,000      Sanrio Co., Ltd.                                     34,058
        2,000      Sanwa Shutter Corp.                                  10,846
       11,000      Sanyo Electric Co., Ltd.                             44,738
        2,000      Sapporo Breweries Ltd.                                8,878
        1,000      Secom Co.                                           104,158
        1,000      Sega Enterprises, Ltd.                               13,235
        1,000      Seino Transportation Co., Ltd.                        5,952
        3,000      Sekisui Chemical Co., Ltd.                           17,409
        4,000      Sekisui House Ltd.                                   43,184
        7,000      Sharp Corp.                                          82,748
        1,000      Shimachu Co., Ltd.                                   22,154
        1,000      Shimano, Inc.                                        23,684
        4,000      Shimizu Corp.                                        15,607
        3,000      Shin-Etsu Chemical Co., Ltd.                        100,438
        2,000      Shionogi & Co., Ltd.                                 15,822
        3,000      Shiseido Co., Ltd.                                   44,986
        5,000      Shizuoka Bank                                        49,847
        5,000      Showa Denko K.K.                                      6,407
        1,000      Skylark Co., Ltd.                                    21,493
        2,000      Snow Brand Milk Products Co., Ltd.                    9,771
        2,500      Sony Corp.                                          269,695
       19,000      Sumitomo Bank Ltd.                                  235,753
        9,000      Sumitomo Chemical Co., Ltd.                          41,291
        6,000      Sumitomo Corp.                                       43,895
        4,000      Sumitomo Electric Industries                         45,499
        1,000      Sumitomo Forestry Co., Ltd.                           7,787
        4,000      Sumitomo Heavy Industry, Ltd.                         8,928
        4,000      Sumitomo Marine & Fire Insurance Co.                 24,138
       19,000      Sumitomo Metal Industries Ltd.                       23,717
        3,000      Sumitomo Metal Mining Co., Ltd.                      12,400
        5,000      Sumitomo Osaka Cement Co., Ltd                        9,713
        5,000      Taiheiyo Cement Corp.                                14,342
        5,000     +Taisei Corp.                                         10,994
        2,000      Taisho Pharmaceutical Co., Ltd.                      66,132
        1,000      Taiyo Yuden Co., Ltd.                                16,417
        1,000      Takara Shuzo Co., Ltd.                                8,159
        1,000      Takara Standard Co., Ltd.                             6,283
        2,000      Takashimaya Co.                                      19,129


                                    MSF-64

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN STANLEY EAFE INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)


                                                                        VALUE
         SHARES                         ISSUE                         (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK:(CONTINUED)
--------------------------------------------------------------------------------
JAPAN:(CONTINUED)
        5,000      Takeda Chemical Industries Ltd.                $    231,876
        1,000      Takuma Co., Ltd.                                      9,225
        5,000      Teijin Ltd.                                          20,253
        2,000      Teikoku Oil Co., Ltd.                                 6,481
        5,000      Toa Corp.                                             9,300
        4,000      Tobu Railway Co., Ltd.                               11,342
        2,000      Toei Co., Ltd.                                        8,184
        3,000      Tohoku Electric Power Co., Inc.                      45,433
       14,000      Tokai Bank Ltd.                                      79,855
       10,000      Tokio Marine & Fire Insurance Co., Ltd.             108,705
        1,000      Tokyo Broadcasting System                            14,466
        1,000      Tokyo Dome Corp.                                      5,803
        8,000      Tokyo Electric Power                                168,968
        1,000      Tokyo Electron Ltd.                                  67,868
       17,000      Tokyo Gas Co., Ltd.                                  41,878
        1,000      Tokyo Style Co.                                      10,746
        4,000      Tokyo Tatemono Co., Ltd.                              9,258
        4,000      Tokyotokeiba Co., Ltd.                                6,547
        5,000      Tokyu Corp.                                          12,606
        4,000      Toppan Printing Co., Ltd.                            44,672
        8,000      Toray Industries, Inc.                               40,076
        3,000      Tosoh Corp.                                           8,382
        1,000      Tostem Corp.                                         19,220
        2,000      Toto Ltd.                                            15,458
        1,000      Toyo Exterior Co., Ltd.                              11,573
        1,000      Toyo Seikan Kaisha                                   22,485
        6,000      Toyobo Co., Ltd.                                      9,077
        2,000     +Toyoda Automatic Loom                                33,975
       23,000      Toyota Motor Corp.                                  728,197
          200      Trans Cosmos, Inc.                                   14,549
        3,000      Tsubakimoto Chain Co.                                10,689
        3,000      Ube Industries Ltd.                                   6,473
        1,000      Uniden Corp.                                         10,168
       11,000     *Unitika, Ltd.                                        10,002
        1,000      Uny Co., Ltd.                                        15,045
        1,000      Wacoal Corp.                                         10,184
        1,000      Yamaguchi Bank Ltd.                                   9,052
        1,000      Yamaha Corp.                                         12,028
        2,000      Yamanouchi Pharmaceuticals Ltd.                      76,548
        3,000     +Yamato Transport Co., Ltd.                           52,327
        1,000      Yamazaki Baking Co., Ltd                             12,416
                                                                  --------------
                   Total Investments in Japan                       11,629,098
--------------------------------------------------------------------------------
NETHERLANDS:5.6%
        8,800      ABN-AMRO Holdings NV                                190,501
        3,600      Aegon Insurance Group NV                            261,073
        1,700      Akzo Nobel NV                                        71,500
          600      Buhrmann NV                                           9,680
        4,500      Elsevier NV                                          52,187
          500      Getronics NV                                         19,225
          600      Hagemeyer NV                                         19,607
        1,900      Heineken NV                                          97,245
          600      Hollandsche Beton Groep NV                            7,670
          200      IHC Caland NV                                         7,834
        5,800      ING Groep NV                                        313,894
          400      KLM Royal Dutch                                      11,319
        3,800      Koninklijke Ahold NV                                130,836
          200      Koninklijke Hoogovens CVA NV                         10,432
        2,900      Koninklijke KPN NV                                  136,021
          300      Koninklijke Nedlloyd Groep NV                         7,422
          400      Oce NV                                               10,185
        2,132      Philips Electronics NV                              210,217
       13,200      Royal Dutch Petroleum Co.                           772,890
          400      Stork NV                                              9,113
        2,900      TNT Post Groep NV                                    69,206
        3,525      Unilever NV                                         237,465
          600      Vedior                                               10,205
        1,600      Wolters Kluwer NV                                    63,665
                                                                  --------------
                   Total Investments in Netherlands                  2,729,392
--------------------------------------------------------------------------------
NEW ZEALAND:0.2%
        9,000      Carter Holt Harvey Ltd.                              10,769


                                    MSF-65

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN STANLEY EAFE INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)


                                                                        VALUE
         SHARES                         ISSUE                         (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK:(CONTINUED)
--------------------------------------------------------------------------------
NEW ZEALAND:(CONTINUED)
       18,000     *Fletcher Challenge Ltd. (forest shares)        $     10,102
        8,500      Fletcher Challenge Ltd. (bldg. shares)               12,376
          400      Fletcher Challenge Ltd. (energy shares)               1,084
       11,600      Fletcher Challenge Ltd. (paper shares)                8,660
        4,800      Lion Nathan Ltd.                                     11,487
        9,700      Telecom Corp. of New Zealand                         41,599
                                                                  --------------
                   Total Investments in New Zealand                     96,077
--------------------------------------------------------------------------------
NORWAY: 0.4%
          900      Aker Rgi ASA Cl. A                                   12,220
          900      Bergesen D.Y. ASA Cl. A                              13,248
        2,600      Christiania Bank og Kreditkasse                       9,337
        2,800      Den Norske Bank ASA                                   9,238
          300      Dyno Industrier ASA                                   5,406
          400      Elkem ASA                                             7,106
          800      Hafslund ASA                                          5,330
          700      Kvaerner Industries Cl. A                            14,390
        1,300      Merkantildata ASA                                    12,537
        1,800     *NCL Holdings ASA                                      6,007
        1,300     +Norsk Hydro ASA                                      48,994
          300      Norske Skogsindustrier ASA Cl. A                     11,040
          700      Orkla ASA Cl. A                                      10,881
          300      Orkla ASA Cl. B                                       4,073
          300     *Petroleum Geo-Services                                4,511
          400      Schibsted ASA                                         4,492
          700      Smedvig ASA                                           6,485
        1,200     *Storebrand  ASA Cl. A                                 8,071
          200      Tomra Systems ASA                                     7,512
                                                                  --------------
                   Total Investments in Norway                         200,878
--------------------------------------------------------------------------------
PORTUGAL: 0.5%
        1,200      Banco Comercial Portugues SA                         31,086
          700      Banco Espirito Santo & Comercial SA                  16,279
          600      BPI-SGPA SA                                          12,587
          300      Brisa Auto-Estradas de Portugal SA                   12,370
          500      Cimpor-Cimento de Portugal SA                        12,886
          200      CIN-Corp. Industrial do Norte SA                      5,152
          200      Companhia De Seguros Tranquilid SA                    5,031
          900      Corticeira Amorim SGPS SA                             8,953
        3,600      Electricidade de Portugal SA                         64,795
          600      Inapa, Investmentos Participacoes e Gestao SA         4,824
          500      Jeronimo Martins SGPS SA                             16,509
        1,300      Portucel Industrial Celulose SA                       7,143
        1,100      Portugal Telecom SA                                  44,734
        1,100      Portugal Telecom SA (rts.)                               11
          200      Sonae Investimentos SA                                6,800
                                                                  --------------
                   Total Investments in Portugal                       249,160
--------------------------------------------------------------------------------
SINGAPORE: 1.0%
        5,000     +City Development Ltd.                                32,021
        1,000      Creative Technology Ltd.                             13,043
        1,000      Cycle & Carriage Ltd.                                 5,758
        5,000      DBS Land Ltd.                                         9,988
        5,000      Development Bank of Singapore Ltd. (foreign shares)  61,105
        2,000      Fraser and Neave Ltd.                                 8,872
        5,000      Keppel Corp.                                         17,039
        6,000      Natsteel Ltd.                                        10,505
       12,000     *Neptune Orient Lines Ltd.                            14,665
        7,000      Overseas Chinese Banking Corp., Ltd. (foreign
                   shares)                                              58,402
        3,000      Overseas Union Enterprise, Ltd.                       9,518
        4,000     +Parkway Holdings                                      9,871
        8,000     *Sembcorp Logistics Ltd.                              12,691
        6,000      Singapore Airlines Ltd. (foreign shares)             57,109
        2,000      Singapore Press Holdings Ltd.                        34,078
       16,000     +Singapore Technologies Engineering                   18,143
       37,000     +Singapore Telecommunications Ltd.                    63,478
        5,000      Straits Trading Co., Ltd.                             6,639
       13,000     +United Industrial Corp., Ltd.                         8,784
        6,000      United Overseas Bank Ltd. (foreign shares)           41,951
        1,000      Venture Manufacturing Ltd.                            7,697
                                                                  --------------
                   Total Investments in Singapore                      501,357
--------------------------------------------------------------------------------
SPAIN: 3.0%
          200      Acerinox SA                                           5,845


                                    MSF-66

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN STANLEY EAFE INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)


                                                                        VALUE
         SHARES                         ISSUE                         (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK:(CONTINUED)
--------------------------------------------------------------------------------
SPAIN:(CONTINUED)
          200     +ACS Actividades SA                             $      5,723
          200      Aguas De Barcelona SA                                10,412
        1,400     *Aguila SA                                            13,393
        2,900      Argentaria Corp. Bancaria de Espana                  66,037
        1,200      Asturiana De Zinc                                    14,622
        1,300      Autopistas Concesionares Espanola SA                 15,210
        1,300      Autopistas Concesionares Espanola SA (rts.)             750
          500      Azucarera Ebro SA                                     7,649
       23,140      Banco Central Hispanoamericano SA                   240,924
       12,600      Banco de Bilbao Vizcaya SA                          181,972
          100      Corporacion Financiera Alba SA                       16,184
          400      Corporacion Mapfre, CIA Internacional de
                   Reaseguros SA                                         8,144
          200      Cortefiel SA                                          5,257
          400      Empresa Nacional Celulosas SA                         7,133
        5,800     +Endesa SA                                           123,644
        6,100     *Ercros SA                                             4,968
          300      Fomento de Construcciones y Contratas SA             17,164
          900      Gas Natural SDG SA                                   65,407
          900      Grupo Dragados SA                                    10,549
        5,300     +Iberdrola SA                                         80,696
          700     *Inmobilaria Ubris SA                                  9,669
          300     +Metrovacesa SA                                        5,873
          300      Metrovacesa SA (rts.)                                   291
          200      Portland Valderrivas SA                               6,288
          600      Prosegur, Compania De Seguridad SA                    6,692
       15,700     *Puleva SA                                             8,092
        5,400      Repsol SA                                           110,219
          200      Sol Melia SA                                          8,443
          900      Tabacalera Contreras Cigar Co. Cl. A                 18,184
        1,100     *Tele Pizza SA                                         5,692
        6,500      Telefonica de Espagna SA                            312,982
        1,600      Union Electric Fenosa SA                             20,914
          900      Uralita SA                                            7,561
          800      Vallehermoso SA                                       7,744
          700     +Viscofan SA                                           7,938
          200      Zardoya-Otis SA                                       5,020
                                                                  --------------
                   Total Investments in Spain                        1,443,285
--------------------------------------------------------------------------------
SWEDEN: 2.4%
        1,000      AGA AB Cl. A                                         12,487
          600     +AGA AB Cl. B                                          7,421
          700      Atlas Copco AB Cl. A                                 19,089
          500     +Atlas Copco AB Cl. B                                 13,429
        1,300      Diligentia AB                                        10,107
        1,200      Drott AB Cl. B                                        9,754
        2,300      Electrolux AB Cl. B                                  48,227
       12,000      Ericsson (L.M.) Telephone Cl. B                     385,204
          900      Esselte AB Cl. A                                      9,012
          600      Esselte AB Cl. B                                      6,220
        3,300      Foreningssparbanken AB Cl. A                         46,649
          500      Granges AB                                            8,482
        5,000      Hennes & Mauritz AB                                 123,690
          800     *Netcom AB Cl. B                                      26,953
          700      OM Gruppen AB                                         7,916
          500      S.K.F AB Cl. A                                        8,835
          500      S.K.F. AB Cl. B                                       9,247
        1,000      Sandvik AB Cl. A                                     21,852
          400      Sandvik AB Cl. B                                      8,859
        2,400      Securitas AB Cl. B                                   35,905
        3,800      Skand Enskilda BKN Cl. A                             44,316
        3,100      Skandia Foersaekrings AB                             58,063
          900      Skanska AB Cl. B                                     33,979
          800      SSAB Svenskt Stal AB Cl. A                            9,942
          800      SSAB Svenskt Stal AB Cl. B                           10,037
        1,400      Svenska Cellulosa AB Cl. B                           36,282
          600      Svenska Handelsbanken AB Cl. B                        6,644
        3,900      Svenska Handelsbanken AB Ser. A                      46,861
        2,400     *Swedish Match AB                                      8,566
        1,100      Trelleborg AB Cl. B                                   9,718
          800      Volvo AB Cl. A                                       23,089


                                    MSF-67

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN STANLEY EAFE INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)


                                                                        VALUE
         SHARES                         ISSUE                         (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK:(CONTINUED)
--------------------------------------------------------------------------------
SWEDEN:(CONTINUED)
        1,900      Volvo AB Cl. B                                 $     55,171
          600     +Wm-data AB Cl. B                                     22,900
                                                                  --------------
                   Total Investments in Sweden                       1,184,906
--------------------------------------------------------------------------------
SWITZERLAND:6.4%
           44      Alusuisse Lonza Group Ltd.                           51,269
        1,600      Credit Suisse Group                                 276,767
          100      Danzas Holding AG                                    36,846
           20      Forbo Holding AG                                      7,948
           30      Georg Fischer, Ltd.                                   9,781
          100      Holderbank Financiere Glarus AG (registered shares)  31,831
           34      Holderbank Financiere Glarus AG (bearer shares)      40,120
           27      Holderbank Financiere Glarus AG (rts.)                  396
          100      Holderbank Financiere Glarus AG (rts.)                  608
          100      Jelmoli Holdings Ltd.  AG (registered shares)        18,262
           10      Jelmoli Holdings Ltd. AG (bearer shares)              9,260
           20      Moevenpick Holding                                    8,642
          241      Nestle SA                                           434,082
          421      Novartis AG                                         614,539
           10      Roche Holdings AG (bearer shares)                   164,620
           43      Roche Holdings AG (genusshein)                      441,862
          100      Sairgroup                                            20,931
            5      Schindler Holdings AG (registered shares)             7,716
            6      Schindler Holdings AG (part. certificate)             9,183
           40      SGS Societe Generale de Surveillance Holding
                   SA (registered shares)                                9,903
           10      SGS Societe Generale de Surveillance Holdings
                   SA (bearer shares)                                   10,353
           30      Sika Finanz AG                                        8,951
          100      Swatch Group                                         14,276
           89     +Swiss Reinsurance AG                                169,404
          500      Swisscom AG                                         188,091
        1,300      UBS AG                                              387,885
           40      Valora Holdings AG                                    9,208
          300      Zurich Allied AG                                    170,536
                                                                  --------------
                   Total Investments in Switzerland                  3,153,270
--------------------------------------------------------------------------------
UNITED KINGDOM:21.2%
        8,500      Abbey National PLC                                  159,639
        9,400      Allied Zurich PLC                                   118,164
        2,000      AMEC PLC                                              8,149
        1,400      Anglian Water, Inc.                                  15,491
        5,600      Arjo Wiggins Appleton PLC                            19,464
        4,224      Associated British Foods PLC                         27,531
        3,632      AstraZeneca Group PLC                               141,618
        7,300      AstraZeneca Group PLC                               282,258
        9,900      B.A.T. Industries PLC                                93,395
        6,200      BAA PLC                                              59,741
        9,300      Barclays PLC                                        270,461
        1,400      Barratt Developments PLC                              7,856
        4,800      Bass PLC                                             69,607
        2,100      BBA Group PLC                                        16,087
          700      Berkeley Group PLC                                    8,397
       24,300      BG PLC                                              148,232
        5,300      BICC PLC                                              7,519
        5,100      Blue Circle Industries PLC                           34,004
        3,100      BOC Group PLC                                        60,689
        5,600      Boots Co. PLC                                        66,467
        1,100      Bowthorpe PLC                                         9,614
        3,200      BPB PLC                                              18,965
       10,400      British Aerospace PLC                                67,703
        7,100      British Airways PLC                                  49,018
        3,500      British Land Co.                                     29,239
       59,700      British Petroleum Co. PLC                         1,069,000
       10,600      British Sky Broadcasting Group PLC                   98,328
       10,500      British Steel PLC                                    27,184
       39,500      British Telecommunications PLC                      661,221
        2,900      Bunzl PLC                                            14,376
        1,133      Burmah Castrol PLC                                   21,484
       14,500      Cable & Wireless PLC                                184,902
       13,100      Cadbury Schweppes PLC                                83,605
        3,900      Caradon PLC                                           9,190
        3,900      Carlton Communications PLC                           32,335


                                    MSF-68

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN STANLEY EAFE INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)


                                                                        VALUE
         SHARES                         ISSUE                         (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK:(CONTINUED)
--------------------------------------------------------------------------------
UNITED KINGDOM:(CONTINUED)
       26,080      Centrica PLC                                   $     61,252
        7,800      CGU PLC                                             112,313
       11,700      Coats Viyella PLC                                     9,406
          600      Cobham PLC                                            9,500
        4,400      Compass Group PLC                                    43,659
        3,500      Courtaulds Textiles PLC                               8,993
        1,700      De LA Rue PLC                                        10,196
        3,400      Delta PLC                                             7,932
       21,000      Diageo PLC                                          220,620
        2,200      Electrocomponents PLC                                16,194
        5,700      Elementis PLC                                         9,344
        4,300      EMI Group PLC                                        34,669
        4,700      FKI PLC                                              14,599
       16,400      General Electric Co. PLC                            166,607
        4,300      GKN PLC                                              73,404
       22,200      Glaxo Wellcome PLC                                  616,922
        5,400      Granada Group PLC                                   100,013
        2,500      Great Portland Estates PLC                            8,640
        6,200      Great University Stores PLC                          69,142
       13,965      Halifax PLC                                         166,413
        1,800      Hammerson PLC                                        13,449
        4,000      Hanson PLC                                           35,939
        3,000      Hepworth PLC                                          9,363
        9,200      Hilton Group PLC                                     36,761
       11,600      HSBC Holdings PLC                                   410,121
        5,600      HSBC Holdings PLC                                   198,431
          800      Hyder PLC                                             9,445
        1,800      IMI PLC                                               7,296
        4,800      Imperial Chemical Industries PLC                     47,401
       23,114      Invensys PLC                                        109,300
       11,300      J. Sainsbury PLC                                     71,247
        1,900      Jarvis PLC                                            9,284
        1,600      Johnson Matthey Public Ltd. Co.                      15,636
        8,400      Kingfisher PLC                                       98,021
        1,700      Laird Group PLC                                       7,047
        3,100      Land Securities PLC                                  41,583
        5,900      Lasmo PLC                                            13,299
       32,300      Legal and General Goup PLC                           82,224
          800      Lex Service PLC                                       7,352
       33,400      Lloyds TSB Group PLC                                453,552
        1,800      Lonrho PLC                                           16,740
       17,600      Marks & Spencer PLC                                 101,536
        1,800      MEPC PLC                                             14,654
          800      Meyer International PLC                               5,239
        3,200      Misys PLC                                            27,389
        8,700      National Grid Co. PLC                                60,613
        7,200      National Power PLC                                   52,319
        2,100      Next PLC                                             25,488
        1,200      Ocean Group PLC                                      19,766
        3,900      P & O PLC                                            58,492
        3,600      Pearson PLC                                          73,144
        7,000      Pilkington PLC                                        9,534
        1,700      Provident Financial PLC                              23,366
       12,000      Prudential Corp. PLC                                176,855
        1,700      Racal Electronics                                    10,357
        3,000      Railtrack Group PLC                                  61,332
        4,000      Rank Group PLC                                       15,920
        6,600      Reed International PLC                               43,902
       17,000      Rentokil Group PLC                                   65,919
        8,700      Reuters Group PLC                                   114,438
        2,200      Rexam PLC                                             8,912
        6,400      Rio Tinto-Zinc PLC                                  107,235
        1,600      RMC Group PLC                                        25,724
       10,100      Rolls Royce PLC                                      42,666
        8,363      Royal & Sun Alliance Insurance Group PLC             74,941
        5,300      Royal Bank Scotland Group PLC                       108,604
        4,200      Rugby Group PLC                                       7,481
        6,900      Safeway PLC                                          27,517
        1,800      Schroders PLC                                        36,317
        3,400      Scottish & Newcastle Breweries                       35,532


                                    MSF-69

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
Schedule of Investments
--------------------------------------------------------------------------------
MORGAN STANLEY EAFE INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)


                                                                        VALUE
         SHARES                         ISSUE                         (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
UNITED KINGDOM: (CONTINUED)
        5,000      Scottish & Southern PLC                        $     51,071
        7,100      Scottish Power PLC                                   60,769
        2,200      Slough Estates PLC                                   12,553
       34,300      SmithKline Beecham PLC                              446,039
        1,800      Smiths Industries PLC                                23,890
        2,600      St. James Place Capital                               9,631
        7,700      Stagecoach Holdings PLC                              27,521
          972      Sun Life & Provincial Holding PLC                     6,941
        6,400      Tarmac PLC                                           12,005
        2,200      Tate & Lyle PLC                                      13,698
        3,200      Taylor Woodrow PLC                                    9,231
       39,600      Tesco PLC                                           102,680
        2,000      Thames Water PLC                                     31,714
        3,100      TI Group PLC                                         20,816
        2,400      Transport Development Group PLC                       8,550
        1,500      Unigate PLC                                           9,528
       17,871      Unilever NC                                         158,592
        2,600      United Biscuits Holdings PLC                          7,787
        3,500      United Utilities PLC                                 43,032
        3,500      Vickers Group PLC                                     8,993
       19,000      Vodafone Airtouch PLC                               373,761
        4,300      Williams PLC                                         28,399
        3,000      Wilson (Connolly) Holdings PLC                        8,370
        4,300      Wimpey (George) PLC                                  10,235
        3,000      Wolseley PLC                                         22,603
                                                                  --------------
                   Total Investments in United Kingdom              10,387,843
--------------------------------------------------------------------------------
                   TOTAL COMMON STOCK
                   (Cost: $45,058,082) ......................       47,717,966
                                                                  --------------
--------------------------------------------------------------------------------
PREFERRED STOCK: 0.5%
--------------------------------------------------------------------------------
AUSTRALIA: 0.2%
       10,200      News Corp., Ltd.                                     77,608
        5,500      Star City Holdings Ltd.                               5,345
                                                                  --------------
                   Total Investments in Australia                       82,953
--------------------------------------------------------------------------------
FRANCE: 0.0%
          100      Casino Guichard Perrachon                             5,474
                                                                  --------------
                   Total Investments in France                           5,474
--------------------------------------------------------------------------------
GERMANY: 0.3%
          500      RWE AG (non-vtg.)                                    17,370
          300      SAP AG                                              119,836
          500      Volkswagen AG                                        18,478
                                                                  --------------
                   Total Investments in Germany                        155,684
--------------------------------------------------------------------------------
ITALY: 0.0%
        5,500      Fiat SPA (Pvt.)                                       8,816
        2,100      Rinascente LA SPA                                     8,681
                                                                  --------------
                   Total Investments in Italy                           17,497
--------------------------------------------------------------------------------
                   TOTAL PREFERRED STOCK
                   (Cost: $264,278) .............................      261,608
                                                                  --------------
--------------------------------------------------------------------------------
                                              INTEREST   MATURITY       VALUE
      FACE AMOUNT            ISSUE              RATE       DATE       (NOTE 1A)
--------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 2.6%
--------------------------------------------------------------------------------
   $1,300,000      Federal Home Loan
                   Mortgage Corp.              5.000%     7/14/99   $ 1,297,653
                                                                  --------------
                   TOTAL SHORT TERM OBLIGATIONS
                   (Cost: $1,297,653) ...........................     1,297,653
                                                                  --------------
--------------------------------------------------------------------------------
                   TOTAL INVESTMENTS: 100.4%
                   (Cost $46,620,013) ...........................    49,277,227
                   OTHER ASSETS LESS LIABILITIES (0.4)% .........      (216,067)
                                                                  --------------
                   TOTAL NET ASSETS: 100.0% ....................    $49,061,160
                                                                  ==============
--------------------------------------------------------------------------------

LEGEND:
-------
* Non-income producing security.
+ Securities on loan.

SECURITIES LENDING:(Note 7)
---------------------------
  As of June 30, 1999, the market value of securities loaned was $967,568 with collateral backing valued at $1,017,051.


                      See Notes to Financial Statements.

                                    MSF-70

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------
MORGAN STANLEY EAFE INDEX PORTFOLIO
AS A PERCENTAGE OF TOTAL VALUE OF INVESTMENTS


Aerospace & Defense: ............................................          0.3%
Automotive: .....................................................          4.5%
Banking: ........................................................         13.1%
Biotechnology: ..................................................          0.3%
Broadcasting: ...................................................          1.1%
Building & Construction: ........................................          0.8%
Business Services: ..............................................          1.0%
Chemicals: ......................................................          2.6%
Computer Equipment & Service: ...................................          0.6%
Construction & Mining Equipment: ................................          0.1%
Construction Materials: .........................................          2.4%
Consumer Products: ..............................................          0.5%
Containers & Glass: .............................................          0.2%
Cosmetics: ......................................................          0.1%
Drugs & Health Care: ............................................          7.2%
Electrical Equipment: ...........................................          1.9%
Electronics: ....................................................          4.1%
Energy: .........................................................          0.1%
Entertainment & Leisure: ........................................          0.7%
Financial Services: .............................................          3.5%
Food & Beverages: ...............................................          3.9%
Forest Products & Paper: ........................................          0.6%
General Business: ...............................................          0.1%
Homebuilders: ...................................................          0.3%
Hotel & Motel: ..................................................          0.2%
Household Appliances & Home Furnishings: ........................          0.7%
Household Products: .............................................          0.1%
Industrial Components & Material: ...............................          0.4%
Industrial Devel/Pollution Bonds: ...............................          0.1%
Insurance: ......................................................          5.8%
Liquor: .........................................................          0.9%
Machinery: ......................................................          1.6%
Metals-Non-Ferrous: .............................................          0.3%
Metals-Steel & Iron: ............................................          1.0%
Mining: .........................................................          0.1%
Miscellaneous: ..................................................          0.2%
Multi-Industry: .................................................          3.9%
Office & Business Equipment: ....................................          0.5%
Oil & Gas Exploration: ..........................................          0.7%
Oil: ............................................................          0.3%
Oil-International: ..............................................          5.1%
Personal Care: ..................................................          0.7%
Photography: ....................................................          0.2%
Plastics: .......................................................          0.1%
Printing & Publishing: ..........................................          0.8%
Real Estate: ....................................................          1.7%
Restaurant: .....................................................          0.1%
Retail Grocery: .................................................          0.8%
Retail Trade: ...................................................          3.4%
Software: .......................................................          0.7%
Telecommunications Equipment & Services: ........................          4.6%
Textiles & Apparel: .............................................          0.4%
Tires & Rubber: .................................................          0.5%
Tobacco: ........................................................          0.3%
Transportation: .................................................          0.4%
Transportation-Airlines: ........................................          0.6%
Transportation-Railroad: ........................................          0.8%
Transportation-Shipping: ........................................          0.6%
Utilities-Electric: .............................................          2.9%
Utilities-Gas & Pipelines: ......................................          1.0%
Utilities-Miscellaneous: ........................................          0.2%
Utilities-Telephone: ............................................          7.3%
                                                                         ------
                                                                         100.0%
                                                                         ======
--------------------------------------------------------------------------------

Excludes short-term securities.

See Notes to Financial Statements.

                                    MSF-71

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
Schedule of Investments
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                     VALUE
 SHARES             ISSUE                                          (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: 99.5%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE: 0.8%
    2,200      AAR Corp.                                          $     49,912
    1,900      Ametek Aerospace Products, Inc.                          43,700
    1,000     *Aviation Sales Co.                                       39,500
    1,000     *BE Aerospace                                             18,719
    4,300     *Coltec Industries, Inc.                                  93,256
      900      Curtiss-Wright Corp.                                     34,988
    3,682     *Fairchild Corp. Cl. A                                    46,946
    2,400      Gencorp, Inc.                                            60,600
    2,600      Kaman Corp. Cl. A                                        40,706
    3,000    *+Orbital Sciences Corp.                                   70,875
    1,800     +Precision Castparts Corp.                                76,500
      400     *Triumph Group, Inc.                                      10,200
                                                               ----------------
                                                                       585,902
-------------------------------------------------------------------------------
AGRICULTURE & RELATED: 0.1%
    3,100     Delta & Pine Land Co.                                     97,650
-------------------------------------------------------------------------------
AUTOMOTIVE: 1.6%
    1,700     *Aftermarket Technology Corp.                             18,806
    2,000     *American Axle & Manufacturing Holdings, Inc.             28,000
    2,700      Applied Industrial Technologies, Inc.                    51,300
    1,800      Arvin Industries, Inc.                                   68,175
    3,000    *+Budget Group, Inc. Cl. A                                 36,938
    1,800      CLARCOR, Inc.                                            34,537
    1,500     *Detroit Diesel Corp.                                     36,938
    1,200     *Discount Auto Parts, Inc.                                28,950
    1,200     *Dura Automotive Systems, Inc.                            40,050
    3,000      Federal Signal Corp.                                     63,562
    2,000     *Group 1 Automotive, Inc.                                 42,250
    1,200     *Hayes Lemmerz International, Inc.                        35,250
      700     *Keystone Automotive Industries, Inc.                     12,119
    3,500      Mark IV Industries, Inc.                                 73,937
    3,100     +MascoTech, Inc.                                          52,506
    1,000      Midas, Inc.                                              28,375
    2,300    *+Miller Industries, Inc.                                   9,056
    1,600      Modine Manufacturing Co.                                 52,050
    1,100     *O'Reilly Automotive, Inc.                                55,344
      800      Oshkosh Truck Corp.                                      40,275
      500      Standard Motor Products, Inc. Cl. A                      12,250
    2,000      Standard Products Co.                                    51,250
    1,300     +Superior Industries International, Inc.                  35,506
    4,000      Timken Co.                                               78,000
    3,200    *+Tower Automotive, Inc.                                   81,400
    1,225      Varlen Corp.                                             49,383
    1,700     +Wabash National Corp.                                    32,938
                                                               ----------------
                                                                     1,149,145
-------------------------------------------------------------------------------
BANKING: 7.8%
    1,340     +1st Source Corp.                                         43,047
    1,900     +Advanta Corp. Cl. A                                      34,438
      400      Alabama National Bancorporation                           9,925
    1,600      AMCORE Financial, Inc.                                   36,800
    2,100      Anchor Bancorp Wisconsin, Inc.                           37,406
    3,600     *Arcadia Financial Ltd.                                   27,900
    1,200      Area Bancshares Corp.                                    32,175
    1,000      BancFirst Corp.                                          34,875
    1,900      Banco Santander Central Hispano SA                       34,319
    3,900      BancorpSouth, Inc.                                       70,687
    1,400     +BancWest Corp.                                           51,975
    1,200      Bank of Granite Corp.                                    29,175
    2,300      Bank United Corp. Cl. A                                  92,359
    1,460      Banknorth Group, Inc.                                    47,952
    2,100      Bay View Capital Corp.                                   43,050
    1,412     *Bok Financial Corp.                                      35,477
    1,760      Brenton Banks, Inc.                                      27,225
    2,700      Brookline Bancorp, Inc.                                  31,134
      400     +BSB Bancorp, Inc.                                        10,725
    1,700      BT Financial Corp.                                       41,863
    7,300      Capitol Federal Financial                                75,737
    1,300      Carolina First Corp.                                     31,606
      900      Cathay Bancorp, Inc.                                     38,475
    1,300      Century South Banks, Inc.                                29,656
    1,000      Chemical Financial Corp.                                 34,906


                                    MSF-72

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                     VALUE
 SHARES             ISSUE                                          (NOTE 1A)
-------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
-------------------------------------------------------------------------------
BANKING: (CONTINUED)
 3,104        +Chittenden Corp.                                   $     97,000
 1,600        +Citizens Banking Corp.                                   48,050
 1,333         City Holding Co.                                         38,324
 2,045         Commerce Bancorp, Inc.                                   87,424
   800         Commonwealth Bancorp, Inc.                               14,375
 3,400         Community First Bankshares                               80,962
   550         Community Trust Bancorp, Inc.                            12,891
   900         Corus Bankshares, Inc.                                   28,603
   400         Cullen Frost Bankers, Inc.                               11,025
 1,650        +CVB Financial Corp.                                      42,900
 1,600         Dime Community Bancorp, Inc.                             37,000
 1,900         Doral Financial Corp.                                    32,716
 2,100         Downey Financial Corp.                                   46,069
   400         F&M Bancorp                                              13,438
 1,100         F & M Bancorporation, Inc.                               41,663
 1,400         F & M National Corp.                                     46,462
 1,155         F N B Corp.                                              31,149
   300         Farmers Capital Bank Corp.                               10,781
 1,400         First Bancorp                                            31,588
 1,300         First Busey Corp.                                        33,881
   400         First Citizens Bancshares, Inc.                          32,375
 2,300        +First Commonwealth Financial Corp.                       54,912
 2,100         First Federal Capital Corp.                              31,500
 2,100         First Financial Bancorp                                  48,694
 1,030         First Financial Bankshares, Inc.                         32,509
   300         First Financial Corp.                                    11,484
   500         First Industry Corp.                                     10,781
   600         First Liberty Financial Corp.                            18,750
 1,100         First Merchants Corp.                                    26,194
 2,100         First Midwest Bancorp, Inc.                              83,344
 1,500         *First Republic Bank                                     43,406
 4,400         First Sentinel Bancorp, Inc.                             38,844
 2,400         First United Bancshares, Inc.                            44,925
   500         First Washington Bancorp, Inc.                           10,031
   900         First Western Bancorp, Inc.                              30,122
 2,200        *FirstFed Financial Corp.                                 42,350
 1,200         Flagstar Bancorp, Inc.                                   30,225
 1,200         Frontier Financial Corp.                                 28,800
 1,500         GBC Bancorp                                              30,609
   990         Grand Premier Financial, Inc.                            12,220
 1,500         Greater Bay Bancorp                                      49,781
   400        *Hamilton Bancorp, Inc.                                    9,575
 1,200         Hancock Holding Co.                                      54,075
 3,500         Harbor Florida Bancshares, Inc.                          42,766
   300         Harleysville National Corp.                              10,613
 1,900         Harris Financial, Inc.                                   20,484
 2,800         Hudson United Bancorp                                    85,750
 2,696        *Imperial Bancorp                                         53,414
 6,100         Independence Community Bank Corp.                        81,587
   875         International Bancshares Corp.                           37,105
   800        +Interwest Bancorp, Inc.                                  19,975
 1,000        +Irwin Financial Corp.                                    19,875
 1,700         Jeffbanks, Inc.                                          48,397
   900         JSB Financial, Inc.                                      45,787
 1,900         MAF Bancorp, Inc.                                        46,016
 1,000         Merchants N.Y. Bancorp, Inc.                             33,750
     0       ++Michigan Financial Corp.                                     33
   412         Mid-America Bancorp                                      10,146
 1,000        *Mid-State Bancshares                                     34,000
 1,000         Mississippi Valley Bankshares, Inc.                      33,188
 1,800         National Bancorp of Alaska, Inc.                         49,050
 1,320         National City Bancshares, Inc.                           42,611
   900         National Penn Bancshares, Inc.                           21,206
 1,625         NBT Bancorp, Inc.                                        33,262
 1,700        *Net.B@nk, Inc.                                           64,494
 3,100         Niagara Bancorp, Inc.                                    33,131
 3,300         Northwest Bancorp, Inc.                                  33,309
   800         Ocean Financial Corp.                                    14,475
 3,700        *Ocwen Financial Corp.                                    32,838
 1,300         Omega Financial Corp.                                    45,337


                                    MSF-73

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
Schedule of Investments
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                     VALUE
 SHARES             ISSUE                                          (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
BANKING: (CONTINUED)
    2,500       One Valley Bancorp West Virginia, Inc.            $      93,750
    1,200       Oriental Financial Group, Inc.                           28,950
    1,900       Pacific Capital Bancorp                                  59,375
    3,900      +Peoples Bancorp, Inc.                                    38,452
      400       Pinnacle Banc Group, Inc.                                12,750
    1,800       Premier Bancshares, Inc.                                 32,963
    1,700       Premier National Bancorp, Inc.                           33,363
      700       Prime Bancorp, Inc.                                      19,600
    1,575       Provident Bankshares Corp.                               36,570
    1,100       Queens County Bancorp, Inc.                              35,578
      400       Reliance Bancorp, Inc.                                   11,163
    3,510      +Republic Bancorp, Inc.                                   53,527
    1,100      *Republic Banking Corp. of Florida                        21,141
    3,100       Republic Security Financial Corp.                        25,914
    1,900       Richmond County Financial Corp.                          36,397
    2,100       Riggs National Corp.                                     42,919
    1,600       S & T Bancorp, Inc.                                      40,200
      400       Sandy Spring Bancorp, Inc.                               11,200
    1,200       Second Bancorp, Inc.                                     35,025
      400       Shoreline Financial Corp.                                12,188
    2,200     *+Silicon Valley Bancshares                                54,587
    3,630      +Sky Financial Group, Inc.                                98,577
    2,400      *Southwest Bancorporation of Texas, Inc.                  43,050
    2,900       St. Paul Bancorp, Inc.                                   74,131
    3,400       Staten Island Bancorp, Inc.                              61,200
    3,500       Sterling Bancshares, Inc.                                46,703
    2,300       Susquehanna Bancshares, Inc.                             40,466
    2,600      *Telebanc Financial Corp.                                100,587
    1,500       Texas Regional Bancshares, Inc. Cl. A                    40,922
    1,600       Triangle Bancorp, Inc.                                   27,100
    1,800       Trust Company of New Jersey                              42,244
    1,900       TrustCo Bank Corp.                                       51,003
    1,100       UMB Financial Corp.                                      46,887
    3,400       United Bankshares, Inc.                                  89,462
    2,700       United Community Financial Corp.                         39,741
    1,800       United National Bancorp                                  42,637
      770      +USB Holding Co., Inc.                                    11,791
    3,500       UST Corp.                                               105,766
    4,500       Washington Federal, Inc.                                100,828
    2,700       Webster Financial Corp.                                  73,406
    1,200       Wesbanco, Inc.                                           35,963
      600       West Coast Bancorp (Oregon)                              10,575
    1,400       Westcorp, Inc.                                           15,750
    1,500      +Western Bancorp                                          65,203
    2,600       Westernbank Puerto Rico                                  33,719
    1,600       Whitney Holding Corp.                                    62,900
   24,400       Wilshire Financial Services Group, Inc.                   9,150
                                                                ----------------
                                                                      5,642,666
--------------------------------------------------------------------------------
BIOTECHNOLOGY: 0.8%
    1,100      *Albany Molecular Research, Inc.                          32,863
    2,300      *Dura Pharmaceuticals, Inc.                               27,313
    2,900      *Enzon, Inc.                                              59,812
    2,100      *Gilead Sciences, Inc.                                   109,594
    1,600     *+Human Genome Sciences, Inc.                              63,100
    2,000      *Imclone Systems, Inc.                                    50,500
    1,300     *+King Pharmaceuticals, Inc.                               33,678
    3,700      *Organogenesis, Inc.                                      34,687
    2,000      *PE Corp. - Celera Genomics                               32,375
    2,400      *Protein Design Labs, Inc.                                53,025
    1,400      *Regeneron Pharmaceuticals, Inc.                          11,156
    1,000      *Syncor International Corp.                               35,750
    1,100      *Thermo BioAnalysis Corp.                                 19,113
    1,000     *+Transkaryotic Therapies, Inc.                            32,937
                                                                ----------------
                                                                        595,903
--------------------------------------------------------------------------------
BROADCASTING: 0.8%
    2,300      *AT Entertainment, Inc.                                   43,053
    1,900     *+CD Radio, Inc.                                           57,891
    1,500      *Citadel Communications Corp.                             54,328
    1,300      *Emmis Communications Corp. Cl. A                         63,984
    1,600      *Entercom Communications Corp.                            68,400


                                    MSF-74

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
Schedule of Investments
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                       VALUE
 SHARES                        ISSUE                                 (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
BROADCASTING: (CONTINUED)
    900       *Metro Networks, Inc.                               $      47,981
  1,500       *Paxson Communications Corp.                               18,750
    600      *+Pegasus Communications Corp. Cl. A                       23,644
  2,000      *+Sinclair Broadcast Group, Inc.                           32,625
    200       +United Television, Inc.                                  21,200
  1,200      *+Westwood One, Inc.                                       42,825
    900       *Worldgate Communications, Inc.                            46,097
  1,200       *Young Broadcasting, Inc. Cl. A                            51,038
                                                                ----------------
                                                                        571,816
--------------------------------------------------------------------------------
BUILDING & CONSTRUCTION: 0.8%
  3,200        Apogee Enterprises, Inc.                                  43,400
  2,000        Blount International, Inc. Cl. A                          54,375
  4,000        D. R. Horton, Inc.                                        66,500
  2,900       *Fairfield Communities, Inc.                               46,763
  1,200       +Granite Construction, Inc.                                35,175
  3,100      *+Group Maintenance America Corp.                           40,106
  2,000        Hughes Supply, Inc.                                       59,375
  2,800       *Insituform Technologies, Inc. Cl. A                       60,287
  1,100       *MasTec, Inc.                                              31,075
  3,600       *Morrison Knudsen Corp.                                    37,125
  1,400       *NCI Building Systems, Inc.                                29,925
  1,900       *URS Corp.                                                 55,694
                                                                ----------------
                                                                        559,800
--------------------------------------------------------------------------------
BUSINESS SERVICES: 5.5%
  1,200       *24/7 Media, Inc.                                          46,275
    800       *Abacus Direct Corp.                                       72,575
  1,000        ABM Industries, Inc.                                      30,688
    800      *+Advance Paradigm, Inc.                                    48,500
  1,500       *ADVO, Inc.                                                31,125
  1,200       *AHL Services, Inc.                                        29,813
  3,400       *American Management Systems, Inc.                        108,906
  1,900      *+AnswerThink Consulting Group, Inc.                        47,856
  1,700        Banta Corp.                                               35,700
  3,600       *Billing Concepts Corp.                                    40,162
  1,900       *Borg-Warner Security Corp.                                38,594
  2,300        Bowne & Co., Inc.                                         29,900
  3,689       *Building One Services Corp.                               51,070
  1,000       *CCC Information Services Group, Inc.                      12,750
  1,200       *CDI Corp.                                                 40,875
  1,100       *CEC Entertainment, Inc.                                   46,475
  1,900       *Cellnet Data Systems, Inc.                                17,041
  3,700      *+Century Business Services, Inc.                           53,419
  1,000       *Cheap Tickets, Inc.                                       36,469
  1,100       *Choicepoint, Inc.                                         73,837
  1,600       *Complete Business Solutions, Inc.                         28,600
  1,700       *Computer Horizons Corp.                                   23,428
  1,600        Computer Task Group, Inc.                                 27,200
  3,000       *Concentric Network Corp.                                 119,156
    700       *Conning Corp.                                             11,200
  1,000       *Consolidated Graphics, Inc.                               50,000
  1,000       *Copart, Inc.                                              21,219
  2,600        Crawford & Co. Cl. B                                      42,250
    800        Dain Rauscher Corp.                                       43,300
  3,500       *Data Broadcasting                                         34,415
    400      *+Data Transmission Network Corp.                           11,288
  1,800       *DBT Online, Inc.                                          58,950
    700       *Diamond Technology Partners, Inc. Cl. A                   15,641
  1,000       *Education Management Corp.                                20,719
  1,300      *+F.Y.I., Inc.                                              40,787
    750      *+Factset Research Systems, Inc.                            42,469
    900        Fair Issac & Co., Inc.                                    31,556
  2,200       *First Consulting Group, Inc.                              22,963
  1,300        Flashnet Communications, Inc.                             38,977
  1,300       *Forrester Research, Inc.                                  32,663
  4,100       *Fritz Companies, Inc.                                     44,203
  1,300        G&K Services, Inc. Cl. A                                  68,047
  1,600      *+Getty Images, Inc.                                        30,300
    100        Grey Advertising, Inc.                                    33,050
  2,800      *+HA-LO Industries, Inc.                                    27,650
  2,000        Hooper Holmes, Inc.                                       40,750

                                    MSF-75

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
Schedule of Investments
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                     VALUE
 SHARES             ISSUE                                          (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
BUSINESS SERVICES: (CONTINUED)
    1,500      *Information Management Resources, Inc.            $      13,031
    1,200      *Inspire Insurance Solutions, Inc.                        17,363
    2,300     *+Integrated Electrical Services, Inc.                     37,087
    3,500     *+Interim Services, Inc.                                   72,187
    1,600     *+Iron Mountain, Inc.                                      45,800
    1,800      *Jacobs Engineering Group, Inc.                           68,400
    1,400       Kelly Services, Inc.                                     44,887
    2,200      *Korn/Ferry International                                 37,400
    1,700     *+Labor Ready, Inc.                                        55,250
    1,200     *+Lason, Inc.                                              59,700
    1,300      *Maximus, Inc.                                            37,375
      500       McGrath RentCorp                                          9,813
   10,900      *Medaphis Corp.                                           62,505
      800      *Media Metrix, Inc.                                       42,500
      800      *Memberworks, Inc.                                        23,375
    2,600       Merrill Corp.                                            36,887
    2,200      *Metamor Worldwide, Inc.                                  52,800
    2,900      *Metzler Group, Inc.                                      80,022
    3,400      *National Processing, Inc.                                34,425
    1,100      *NFO Worldwide, Inc.                                      15,400
      600      *Nichols Research Corp.                                   13,088
    2,500       Norrell Corp.                                            47,031
    4,700       Olsten Corp.                                             29,669
      400      *On Assignment, Inc.                                      10,425
      700      *Paymentech, Inc.                                         17,763
    1,800     *+Pierce Leahy Corp.                                       44,437
    1,600     *+Pre-Paid Legal Services, Inc.                            43,500
      500     *+Preview Travel, Inc.                                     10,953
      700      *ProBusiness Services, Inc.                               25,069
    1,600     *+Profit Recovery Group International, Inc.                75,650
    3,600     *+Protection One, Inc.                                     19,350
    2,100      *Quanta Services, Inc.                                    92,400
    2,500      *Rare Medium Group, Inc.                                  31,016
      900      *Realty Information Group, Inc.                           38,869
    4,300      *Renaissance Worldwide, Inc.                              34,131
      970     *+Rent Way, Inc.                                           23,886
    2,600      *Romac International, Inc.                                22,994
      500      *RWD Technologies, Inc.                                    5,203
      900       Schawk, Inc. Cl. A                                        8,044
    1,800      *Sovran Self Storage, Inc.                                48,487
    1,000     *+SportsLine USA, Inc.                                     35,937
    2,500      *Staff Leasing, Inc.                                      32,109
    1,900     *+StaffMark, Inc.                                          19,030
      400       Stone & Webster, Inc.                                    10,650
      900      *Superior Consultant Holdings Corp.                       22,359
    2,000      *Superior Services, Inc.                                  53,312
    2,600      *Syntel, Inc.                                             23,644
    2,100      *Systemax, Inc.                                           25,988
    4,200     *+Teletech Holdings, Inc.                                  42,262
    2,375      *Tetra Tech, Inc.                                         39,484
    1,000       The Corporate Executive Board Co.                        35,594
    2,000      *theglobe.com, Inc.                                       39,312
    3,400       True North Communications, Inc.                         102,000
    1,700      *U.S. Franchise System, Inc.                              39,472
    1,500      *United Payors & United Providers, Inc.                   34,828
    1,500       Volt Information Sciences, Inc.                          34,313
    1,000       Xtra Corp.                                               45,937
                                                                      ---------
                                                                      3,977,214
-------------------------------------------------------------------------------
CHEMICALS: 1.9%
    1,700       Arch Chemicals, Inc.                                     41,331
    1,400       Calgon Carbon Corp.                                       8,313
    1,500       Cambrex Corp.                                            39,375
    3,400      *Catalytica, Inc.                                         47,494
    1,400       Chemfirst, Inc.                                          34,037
    5,400       Crompton & Knowles Corp.                                105,637
    3,400      *Cytec Industries, Inc.                                  108,375
    1,700       Dexter Corp.                                             69,381
    7,100       Ethyl Corp.                                              42,600
    2,500       Ferro Corp.                                              68,750
    1,100       Fuller (H.B.) Co.                                        75,178

                                    MSF-76

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                     VALUE
 SHARES             ISSUE                                          (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
CHEMICALS: (CONTINUED)
    1,400      Geon Co.                                           $      45,150
    2,200      Georgia Gulf Corp.                                        37,125
    5,300     *Grace (W.R.) & Co.                                        97,387
    4,000      Hanna (M.A.) Co.                                          65,750
    2,800    *+Hexcel Corp.                                              28,350
    3,300     *International Specialty Products, Inc.                    33,619
      900      MacDermid, Inc.                                           41,850
    1,500      Minerals Technologies, Inc.                               83,719
    1,000      Mississippi Chemical Corp.                                 9,813
    2,900     +NTL Industries, Inc.                                      32,263
    1,700      OM Group, Inc.                                            58,650
    1,400     *Scotts Co. Cl. A                                          66,675
    1,700      Terra Industries, Inc.                                     6,800
    2,200      Wellman, Inc.                                             35,062
    4,300      Witco Corp.                                               86,000
                                                                ----------------
                                                                      1,368,684
--------------------------------------------------------------------------------
COAL: 0.1%
    3,000     *Consol Energy, Inc.                                       36,000
--------------------------------------------------------------------------------
COMPUTER EQUIPMENT & SERVICE: 4.6%
    1,100     *About.Com, Inc.                                           56,856
      900     *Actel Corp.                                               13,163
    1,400    *+AdForce, Inc.                                             32,856
      900     *Advanced Digital Information Corp.                        36,422
    6,900    *+Amkor Technology, Inc.                                    70,509
    1,200      Analogic Corp.                                            37,313
    2,400      Analysts International Corp.                              34,425
    1,900      Ancor Communications, Inc.                                61,453
    1,800     *Apex PC Solutions, Inc.                                   36,844
    2,100     *Artesyn Technologies, Inc.                                46,594
        0   ++*At Home Corp. Cl. A                                           54
    3,100     *Auspex Systems, Inc.                                      33,809
    1,300     *Aware, Inc.                                               59,800
    2,000    *+Barnesandnoble.Com, Inc.                                  35,938
    1,600    *+Beyond.Com Corp.                                          45,750
    3,900    *+Cambridge Technology Partners, Inc.                       68,372
    3,300    *+CIBER, Inc.                                               63,112
        0   ++*Cisco Systems, Inc.                                           37
    1,800     *Computer Network Technology                               38,869
    4,700     *Concurrent Computer Corp.                                 29,595
    1,200    *+CustomTracks Corporation                                  67,087
    3,100     *Egghead.Com, Inc.                                         34,778
      500    *+Emulex Corporation                                        55,797
    6,800    *+Finet.Com, Inc.                                           37,719
    1,500      Gerber Scientific, Inc.                                   33,094
    1,500    *+Go2Net, Inc.                                             137,859
    4,100     *Harbinger Corp.                                           51,122
      600     *HiFn, Inc.                                                45,506
    4,000     *Hypercom Corp.                                            38,250
    1,000    *+iVillage, Inc.                                            50,281
    2,800     *Latitude Communications, Inc.                             36,456
    3,000     *LTX Corp.                                                 39,750
    2,100    *+Mapquest.com, Inc.                                        34,191
      600    *+MarketWatch.Com, Inc.                                     34,763
    6,100    *+Maxtor Corp.                                              30,595
    1,000     *Mede America Corp.                                        37,781
    2,500     *MedQuist, Inc.                                           109,297
    4,400     *Mentor Graphics Corp.                                     56,237
    1,900     *Metro Information Service, Inc.                           31,469
      900     *MIPS Technologies, Inc.                                   43,088
    2,400    *+MMC Networks, Inc.                                       107,250
    1,700     *Mpath Interactive, Inc.                                   37,506
    3,000     *MTI Technology Corp.                                      39,094
    1,100    *+Multex.com, Inc.                                          28,806
    2,600      National Computer Systems, Inc.                           87,669
    1,200      National Presto Industries, Inc.                          45,900
    1,800     *OneMain.com, Inc.                                         42,356
    1,500     *Proxicom, Inc.                                            38,297
    4,500     *Read-Rite Corp.                                           27,914
    7,000     *S3, Inc.                                                  63,656
    1,600     *SanDisk Corp.                                             71,950

                                    MSF-77

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                     VALUE
 SHARES             ISSUE                                          (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
COMPUTER EQUIPMENT & SERVICE: (CONTINUED)
      800     *+SCM Microsystems, Inc.                            $      37,075
    3,100      *Sequent Computer Systems, Inc.                           54,928
    2,300      *Silicon Valley Group, Inc.                               38,597
    2,600      *SVI Holdings, Inc.                                       31,200
    1,700     *+Sykes Enterprises, Inc.                                  56,684
    3,700      *Systems & Computer Technology                            53,303
    4,600      *Technology Solutions Co.                                 49,450
    1,100      *TheStreet.com, Inc.                                      39,566
    3,600     *+Titan Corp.                                              39,600
    1,100     *+USinternetworking, Inc.                                  46,166
    1,300      *VerticalNet, Inc.                                       136,703
    1,200     *+Visual Networks, Inc.                                    38,363
    2,800     *+Wave Systems Corp.                                       53,112
    7,200     *+Western Digital Corp.                                    46,800
    1,600      *Xceed, Inc.                                              34,900
    2,500      *Xircom, Inc.                                             75,234
      700      *Xoom.Com, Inc.                                           36,597
    1,600      *Zebra Technologies Corp. Cl. A                           61,350
                                                                ----------------
                                                                      3,326,917
--------------------------------------------------------------------------------
CONSTRUCTION & MINING EQUIPMENT: 0.3%
    1,000      *Astec Industries, Inc.                                   41,125
    3,500       JLG Industries, Inc.                                     71,312
    1,500      *Rental Service Corp.                                     42,938
    1,100      *Terex Corp.                                              33,481
                                                                ----------------
                                                                        188,856
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS: 0.9%
    3,600       Amcol International Corp.                                51,750
    1,200       Centex Construction Products, Inc.                       40,950
    4,300      *Dal Tile International, Inc.                             48,912
      900       Elcor Chemical Corp.                                     39,319
    1,500       Florida Rock Industries, Inc.                            68,250
    3,000       Flowserve Corp.                                          56,812
    1,200      +Lone Star Industries, Inc.                               45,075
      200       NCH Corp.                                                 9,900
    1,400      *Nortek, Inc.                                             43,838
    2,200     *+Palm Harbor Homes, Inc.                                  55,206
      900      *Simpson Manufacturing, Inc.                              42,750
    1,300      +Texas Industries, Inc.                                   50,375
    1,800       Valmont Industries, Inc.                                 30,656
    2,600      *Walter Industries, Inc.                                  33,638
                                                                ----------------
                                                                        617,431
--------------------------------------------------------------------------------
CONSUMER PRODUCTS: 0.3%
    2,400       Carter Wallace, Inc.                                     43,650
    1,400       Chemed Corp.                                             46,550
      700      +Oneida, Ltd.                                             19,687
    2,000      *Playtex Products, Inc.                                   31,125
    1,700     *+Rayovac Corp.                                            38,569
    1,500       Russ Berrie and Co., Inc.                                37,125
    2,900       Sturm, Ruger & Co., Inc.                                 30,994
                                                                ----------------
                                                                        247,700
--------------------------------------------------------------------------------
CONTAINERS & GLASS: 0.3%
    2,500       AptarGroup, Inc.                                         75,000
    5,100     *+Earthshell Corp.                                         35,541
    3,000      *Gaylord Container Corp. Cl. A                            23,812
    1,600       Greif Brothers Corp. Cl. A                               41,000
    2,200       Myers Industries, Inc.                                   44,000
    1,400      *Silgan Holdings, Inc.                                    27,956
                                                                ----------------
                                                                        247,309
--------------------------------------------------------------------------------
DRUGS & HEALTH CARE: 3.9%
    1,200     *+Algos Pharmaceutical Corp.                               26,138
    1,300     *+Alkermes, Inc.                                           29,900
    1,300      +Alpharma, Inc. Cl. A                                     46,231
    3,400      *Amerisource Health Corp. Cl. A                           86,700
    1,500     *+Aviron                                                   42,750
      900     *+Barr Laboratories, Inc.                                  35,888
    1,467      +Bindley Western Industries, Inc.                         33,825
    5,900     *+Bio-Technology General Corp.                             41,116
    2,000     *+Biomatrix, Inc.                                          43,250
      815       Block Drug Co., Inc. Cl. A                               34,103
    2,000      *Celgene Corp.                                            35,250

                                    MSF-78

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)


                                                                     VALUE
 SHARES             ISSUE                                          (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
DRUGS & HEALTH CARE: (CONTINUED)
    1,600     *Cephalon, Inc.                                     $      27,500
    1,200     *Chattem, Inc.                                             38,250
      700     *Chirex, Inc.                                              22,444
    4,700      Columbia Laboratories, Inc.                               40,244
    1,500     *Cooper Cos., Inc.                                         37,406
    2,300     *Cor Therapeutics, Inc.                                    33,781
    1,500    *+Coulter Pharmaceutical, Inc.                              33,797
    4,200    *+Covance, Inc.                                            100,537
    4,400     *Coventry Health Care, Inc.                                47,988
    2,400     *Duramed Pharmaceuticals , Inc.                            38,299
    1,200    *+Entremed, Inc.                                            26,850
    1,000     *Enzo Biochem, Inc.                                         9,875
    2,100    *+Geltex Pharmaceuticals, Inc.                              37,734
    1,900     *Hanger Orthopedic Group, Inc.                             26,956
    1,600    *+IDEC Pharmaceuticals Corp.                               123,250
    2,700     *IDEXX Laboratories, Inc.                                  62,691
      400     *Impath, Inc.                                              10,788
    1,700    *+Incyte Pharmaceuticals, Inc.                              44,891
    4,300     *Integrated Health Services, Inc.                          34,400
    1,400     +Invacare Corp.                                            37,450
    1,000    *+Isis Pharmaceuticals, Inc.                                10,094
    1,900     +Jones Pharma, Inc.                                        74,753
   10,400    *+Laboratory Corp. of America Holdings                      29,900
    3,000     *Ligand Pharmaceuticals, Inc. Cl. B                        33,094
    2,700     *Liposome Co., Inc.                                        51,384
    2,000     *Medicis Pharmaceutical Corp. Cl. A                        50,750
    2,900      Mentor Corp.                                              54,375
    2,800     *Millennium Pharmaceutical                                100,712
    6,100     *NBTY, Inc.                                                39,555
    2,100     *Nexstar Pharmaceuticals, Inc.                             41,606
    1,400     *PAREXEL International Corp.                               18,681
      900    *+Pathogenesis Corp.                                        12,741
    1,900     *Patterson Dental Co.                                      66,084
    2,200    *+Pediatrix Medical Group, Inc.                             46,750
    3,800     *Perrigo Co.                                               29,331
      900     *Pharmaceutical Product Development, Inc.                  24,609
    1,300     *Pharmacyclics, Inc.                                       36,238
    6,200     *Phycor, Inc.                                              45,919
    1,152    *+Priority Healthcare Corp. Cl. B                           39,852
    1,800    *+Province Healthcare Co.                                   35,325
    2,300    *+Quest Diagnostics, Inc.                                   62,962
    3,000     *Renal Care Group, Inc.                                    77,531
    2,000     *Respironics, Inc.                                         30,250
    2,500     *Roberts Pharmaceutical Corp.                              60,625
    2,900     *Schein Pharmaceutical, Inc.                               34,981
   10,600     *SICOR, Inc.                                               45,547
    2,900     *Sola International, Inc.                                  56,369
    1,500    *+Sugen, Inc.                                               44,156
    1,300    *+Sunrise Assisted Living, Inc.                             45,256
    1,900    *+SuperGen, Inc.                                            29,034
    5,400    *+Thermedics, Inc.                                          50,287
    1,800     *Triangle Pharmaceuticals, Inc.                            32,288
    2,500    *+Twinlab Corp.                                             21,445
    1,500    *+Vertex Pharmaceuticals, Inc.                              36,000
    1,400     *Wesley Jessen VisionCare, Inc.                            45,019
                                                                ----------------
                                                                      2,803,785
--------------------------------------------------------------------------------
EDUCATION: 0.1%
    1,100     *ITT Educational Services, Inc.                            28,669
    1,600     *Learning Tree International, Inc.                         17,550
      900      Strayer Education, Inc.                                   27,590
                                                                ----------------
                                                                         73,809
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT: 1.7%
      800     *Advanced Energy Industries, Inc.                          32,425
      900     *AFC Cable Systems, Inc.                                   31,781
      700     *Alpine Group, Inc.                                        11,244
    1,200     *Anadigics, Inc.                                           44,363
    1,900    *+Anixter International, Inc.                               34,675
    2,400      Baldor Electric Co.                                       47,700
    1,700      Belden, Inc.                                              40,694
      700      Brush Wellman, Inc.                                       12,688

                                    MSF-79

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                     VALUE
 SHARES             ISSUE                                          (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT: (CONTINUED)
    3,100     *C-Cube Microsystems, Inc.                          $      98,134
    3,400     *Cable Design Technologies Corp.                           52,487
    2,700     *Coherent, Inc.                                            50,203
    1,500      Cohu, Inc.                                                53,109
    2,800     +Exide Corp.                                               41,300
      700      Franklin Electric Co., Inc.                               46,375
    2,300      Furon Co.                                                 43,700
    1,800      General Cable Corp.                                       28,800
    2,100     *Genlyte Group, Inc.                                       47,184
    1,100      Helix Technology Corp.                                    26,366
    3,600    *+Kent Electronics Corp.                                    71,325
    2,100    *+Littelfuse, Inc.                                          39,834
    3,700    *+MagneTek, Inc.                                            39,081
    2,700     *Mettler-Toledo International, Inc.                        66,994
    2,100    *+Optical Cable Corp.                                       23,231
      700     +Park Electrochemical Corp.                                20,125
      900     *Power Integrations, Inc.                                  65,756
      700     *SLI, Inc.                                                 18,900
    1,600      Technitrol, Inc.                                          51,600
    1,500     *Veeco Instruments, Inc.                                   51,141
    2,100      Watsco, Inc.                                              34,388
                                                                ----------------
                                                                      1,225,603
--------------------------------------------------------------------------------
ELECTRONICS: 5.5%
    1,200    *+3DFX Interactive, Inc.                                    18,825
    1,500    *+ADTRAN, Inc.                                              54,469
    5,700     *Advanced Fibre Communications, Inc.                       88,884
    2,000     *Aeroflex, Inc.                                            39,500
    1,300    *+Affymetrix, Inc.                                          63,944
    1,900     *Allen Telecom, Inc.                                       20,425
    1,000     *Alliant Techsystems, Inc.                                 86,500
    1,100     *Alpha Industries, Inc.                                    52,387
    1,500     *American Xtal Technology, Inc.                            35,438
      900     *Amphenol Corp. Cl. A                                      35,775
    6,600     *Andrew Corp.                                             125,194
      900    *+Aspen Technology, Inc.                                    10,519
    1,400     *ATMI, Inc.                                                41,475
    1,300    *+Avid Technology, Inc.                                     20,841
      900     *Bell & Howell Co.                                         34,031
    1,600     *Benchmark Electronics, Inc.                               57,500
    2,200      BMC Industries, Inc.                                      22,688
    6,000    *+Brightpoint, Inc.                                         36,563
    2,000     *Burr-Brown Corp.                                          73,875
    4,300     *Cellstar Corp.                                            34,131
    3,500    *+Checkpoint Systems, Inc.                                  31,281
   11,400    *+CHS Electronics, Inc.                                     49,875
    5,300     *Cirrus Logic, Inc.                                        46,706
    3,800     *Commscope, Inc.                                          116,850
    1,300     *Credence Systems Corp.                                    47,937
    1,100      CTS Corp.                                                 77,000
    2,200    *+Cymer, Inc.                                               55,000
    6,900     *Cypress Semiconductor Corp.                              113,850
    2,300     +Dallas Semiconductor Corp.                               116,150
    2,400     *DII Group, Inc.                                           89,250
    1,700     *Dionex Corp.                                              68,691
    1,200     *Dupont Photomasks, Inc.                                   57,600
    3,600      EG&G, Inc.                                               128,250
    1,000     *Electro Scientific Industries, Inc.                       41,781
    3,100     *Electroglas, Inc.                                         61,709
    2,800     *ESS Technology, Inc.                                      37,538
    1,300    *+Etec Systems, Inc.                                        43,063
    4,500     *General Semiconductor, Inc.                               41,063
    1,000     *Hadco Corp.                                               39,750
      500      Harmon Industries, Inc.                                    9,797
    1,500    *+IGEN International, Inc.                                  43,969
    3,800    *+Input Output, Inc.                                        28,738
    6,000     *Integrated Device Technology                              65,062
    3,400     *International Rectifier Corp.                             45,263
    2,400     *Kemet Corp.                                               54,975
      700     *Kopin Corp.                                               16,734
    1,300     *Kulicke & Soffa Industries, Inc .                         34,653

                                    MSF-80

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                     VALUE
 SHARES             ISSUE                                          (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK:(CONTINUED)
--------------------------------------------------------------------------------
ELECTRONICS:(CONTINUED)
    3,100     *Lam Research Corp.                                 $     144,634
    1,800    *+Lattice Semiconductor Corp.                              111,825
    1,400     *Marshall Industries                                       50,312
    3,100     *MEMC Electronic Materials, Inc.                           37,781
    2,300      Methode Electronics, Inc. Cl. A                           52,612
    1,000     *Micrel, Inc.                                              74,125
      900     +MTS Systems Corp.                                         10,913
    1,900    *+NVIDIA Corp.                                              36,338
    1,500    *+Photronics, Inc.                                          36,797
    3,200     *PictureTel Corp.                                          25,550
    3,600      Pioneer-Standard Electronics, Inc.                        43,313
      700     *Plexus Corp.                                              20,869
    1,200    *+PLX Technology, Inc.                                      56,887
      500     *QRS Corp.                                                 39,078
      600     *Sawtek, Inc.                                              27,525
      900     *Semtech Corp.                                             46,856
      600     *Siliconix, Inc.                                           19,969
      700     *SIPEX Corp.                                               14,306
    3,000     *Smart Modular Technologies, Inc.                          51,937
    3,100     *Tekelec, Inc.                                             37,878
    3,500      Tektronix, Inc.                                          105,656
    3,000     *Thermo Optek Corp.                                        31,125
    2,000     *Transwitch Corp.                                          94,687
    1,700     *Trimble Navigation, Ltd.                                  21,888
      600     *Triquint Semiconductor, Inc.                              34,106
    2,200     *Unitrode Corp.                                            63,112
    2,400     *Varian Semiconductor Equipment Associates, Inc.           41,100
    1,800     *Vicor Corp.                                               38,475
      159      Vishay Intertechnology, Inc.                               3,334
    1,800      Woodward Governor Co.                                     47,194
                                                                ----------------
                                                                      3,935,681
--------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE: 1.9%
    1,300      Ackerley Group, Inc.                                      23,644
    1,200    *+Action Performance Co., Inc.                              39,563
    2,100     *AMC Entertainment, Inc.                                   40,162
    2,300     *American Classic Voyages Co.                              54,769
    5,700     *AMF Bowling, Inc.                                         48,094
    1,000    *+Anchor Gaming, Inc.                                       48,094
    3,600      Arctic Cat, Inc.                                          32,288
    2,100     *Ascent Entertainment Group, Inc.                          29,400
    2,600     *Aztar Corp.                                               23,888
    1,400    *+Bally Total Fitness Holding Corp.                         39,725
    3,500     *Boyd Gaming Corp.                                         24,500
    6,100     +Callaway Golf Co.                                         89,212
    1,600     *Championship Auto Racing Team                             47,900
    1,800     *Coach USA, Inc.                                           75,487
    1,800      Coachmen Industries, Inc.                                 41,850
    3,000      Dover Downs Entertainment, Inc.                           53,062
    1,600    *+Family Golf Centers, Inc.                                 12,225
    2,800     +Fleetwood Enterprises, Inc.                               74,025
    3,100     *Florida Panthers Holdings, Inc. Cl. A                     33,131
    1,100     *GC Cos., Inc.                                             39,325
    2,900     *GTECH Holdings Corp.                                      68,331
    1,900     *Hollywood Entertainment Corp.                             37,109
    1,200     *Hollywood Park, Inc.                                      20,400
    3,400     *Loews Cineplex Entertainment Corp.                        36,975
      600     *Macrovision Corp.                                         44,962
    3,700     *Oakley, Inc.                                              26,363
    1,500     *On Command Corp.                                          26,156
      500     *Penske Motor Sports, Inc.                                 24,813
    2,000      Polaris Industries, Inc.                                  87,000
    1,500     *Station Casinos, Inc.                                     30,563
    1,800    *+Vail Resorts, Inc.                                        31,500
    1,000      Winnebago Industries, Inc.                                22,500
    2,100      WMS Industries, Inc.                                      35,700
                                                                ----------------
                                                                      1,362,716
--------------------------------------------------------------------------------
FINANCIAL SERVICES: 2.9%
    1,600     *Affiliated Managers Group, Inc.                           48,300
    4,600     +Allied Capital Corp.                                     110,256

                                    MSF-81

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                     VALUE
 SHARES             ISSUE                                          (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK:(CONTINUED)
--------------------------------------------------------------------------------
FINANCIAL SERVICES:(CONTINUED)
    4,400     *AmeriCredit Corp.                                  $      70,400
    2,400      Capital Re Corp.                                          38,550
    9,100     *Capstead Mortgage Corp.                                   49,481
    2,400     *CB Richard Ellis Services, Inc.                           59,700
        0    ++Centennial Bancorp                                            14
      660      CFSB Bancorp, Inc.                                        16,376
      900      Charter Municipal Mortgage Acceptance Co.                 11,531
    1,700     *Compucredit Corp.                                         32,194
    1,600    *+ContiFinancial Corp.                                       5,700
    2,000     *Credit Acceptance Corp.                                   12,188
      200      Duff & Phelps Credit Rating Co.                           13,375
    2,400      Eaton Vance Corp.                                         82,650
    1,500      Everen Capital Corp.                                      44,719
    1,600    *+Financial Federal Corp.                                   35,200
    1,900      First Charter Corp.                                       46,906
    1,200      First Commerce Bancshares, Inc. Cl. B                     28,537
      600      First Financial Holdings, Inc.                            11,269
    3,900     *Franchise Mortgage Acceptance Co.                         35,100
    2,400      Freedom Securities Corp.                                  41,100
    1,600     *Hambrecht & Quist Group, Inc.                             59,400
    1,200     *Healthcare Financial Partners, Inc.                       41,100
    5,400     *Imperial Credit Industries, Inc.                          38,053
      900    *+Insignia Financial Group, Inc.                             9,450
    1,000     +Investors Financial Services Corp.                        39,969
    1,700      Jefferies Group, Inc.                                     51,000
      900      John Nuveen & Co., Inc. Cl. A                             38,419
    1,700     *Long Beach Financial Corp.                                24,862
      800     *Medallion Financial Corp.                                 15,225
    2,700      Metris Cos., Inc.                                        110,025
    1,900      Morgan Keegan, Inc.                                       35,981
      800    *+National Discount Brokers Group, Inc.                     46,400
    1,200     *NCO Group, Inc.                                           45,450
      800     +Nextcard, Inc.                                            27,125
      500      Park National Corp.                                       50,000
    1,500     *PEC Israel Economic Corp.                                 47,250
    2,400     *PFF Bancorp, Inc.                                         45,225
    4,800      Phoenix Investment Partners, Ltd.                         41,400
    1,600     +Pioneer Group, Inc.                                       27,800
    3,300      Raymond James Financial, Inc.                             78,994
    1,400     +Siebert Financial Corp.                                   41,956
      800     +Southwest Securities Group, Inc.                          57,400
      900      Student Loan Corp.                                        40,050
    1,600     *UniCapital Corp.                                          10,100
    1,400    *+Unistar Financial Service Corp.                           82,600
    4,300     +United Asset Management Corp.                             97,825
    3,400      United Companies Financial Corp.                             408
    2,400      WFS Financial, Inc.                                       33,450
      400      White Mountains Insurance Group, Inc.                     56,400
                                                               -----------------
                                                                      2,086,863
--------------------------------------------------------------------------------
FOOD & BEVERAGES: 2.0%
    1,900    *+AgriBioTech, Inc.                                         11,697
    1,400     *Agribrands International, Inc.                            55,387
    1,300     *American Italian Pasta Co. Cl. A                          39,488
    1,700     *Aurora Foods, Inc.                                        29,750
    1,500     *Bush Boake Allen, Inc.                                    43,875
    4,700     +Chiquita Brands International, Inc.                       42,300
      700      Coca Cola Bottling Co. Consolidated                       39,331
    2,600      Corn Products International, Inc.                         79,137
    4,200     *Del Monte Foods Company                                   70,350
    2,800      Dreyer's Grand Ice Cream, Inc.                            42,525
    3,200      Earthgrains Co.                                           82,600
      100      Farmer Brothers Co.                                       20,250
      600     *Hain Food Group, Inc.                                     12,356
    2,000     *IHOP Corp.                                                48,063
    2,000     *International Home Foods, Inc.                            36,875
    1,900      International Multifoods Corp.                            42,869
    2,700      Lance, Inc.                                               42,019
    2,300     *Mannatech, Inc.                                           23,144
    1,800      Michael Foods, Inc.                                       42,075
    1,200     *Mondavi (Robert) Corp. Cl. A                              44,025

                                    MSF-82

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                     VALUE
 SHARES             ISSUE                                          (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
FOOD & BEVERAGES: (CONTINUED)
      700      Natures Sunshine Products, Inc.                    $       7,569
    1,800     *Performance Food Group Co.                                49,219
    1,600      Pilgrim's Pride Corp.                                     48,000
    1,800     *Ralcorp Holdings, Inc.                                    28,913
      600      Riviana Foods, Inc.                                       11,400
    3,400     *Smithfield Foods, Inc.                                   113,156
    1,500     +Smucker (J.M.) Co. Cl. A                                  33,375
    2,700    *+Suiza Foods Corp.                                        113,062
    1,600     *Triarc Companies, Inc. Cl. A                              34,000
    1,300     *United Natural Foods, Inc.                                32,256
    3,400     +Universal Foods Corp.                                     71,825
    2,800     *Vlasic Foods International, Inc.                          20,475
                                                                ----------------
                                                                      1,411,366
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER: 1.1%
    3,200     *Buckeye Technologies, Inc.                                48,600
    1,800      Caraustar Industries, Inc.                                44,325
    1,400      Chesapeake Corp.                                          52,413
      700      Deltic Timber Corp.                                       18,856
    2,200     *Ivex Packaging Corp.                                      48,400
    4,100      Longview Fibre Co.                                        64,063
    1,600      New England Business Service, Inc.                        49,400
    2,900      P.H. Glatfelter Co.                                       42,413
    1,900      Potlatch Corp.                                            83,481
    2,200      Rayonier, Inc.                                           109,587
      800      Rock-Tenn Co. Cl. A                                       13,350
    2,400      Schweitzer-Mauduit International, Inc.                    36,000
    1,600     *Shorewood Packaging Corp.                                 29,500
    1,200      TJ International, Inc.                                    37,050
    1,900      Universal Forest Products, Inc.                           40,731
    3,500      Wausau-Mosinee Paper Corp.                                63,000
                                                                ----------------
                                                                        781,169
--------------------------------------------------------------------------------
HEALTHCARE SERVICES: 1.0%
    1,800    *+Alterra Healthcare Corp.                                  24,750
    2,500    *+American Retirement Corp.                                 31,250
    4,200    *+Apria Healthcare Group                                    71,400
      800     *Assisted Living Concepts, Inc.                             2,250
    7,500     *Beverly Enterprises, Inc.                                 60,469
    1,300    *+Carematrix Corp.                                          16,128
    3,800    *+Concentra Managed Care, Inc.                              56,169
    2,300     *Eclipsys Corporation                                      55,128
    1,100     *Inhale Therapeutic Systems                                26,297
      700    *+Novoste Corp.                                             14,678
    1,200      Omega Healthcare Investors, Inc.                          30,975
    2,200    *+Orthodontic Centers of America, Inc.                      31,075
    1,100     *Osteotech, Inc.                                           31,659
    4,600     *PSS World Medical, Inc.                                   51,319
    1,800    *+Res-Care, Inc.                                            40,837
      600    *+Sangstat Medical Corp.                                    10,219
    2,800     *Sierra Health Services, Inc.                              40,425
    6,000     *Total Renal Care Holdings, Inc.                           93,375
    4,796     *U.S. Oncology, Inc.                                       57,702
                                                                ----------------
                                                                        746,105
--------------------------------------------------------------------------------
HOMEBUILDERS: 0.7%
      500    *+Crossmann Communities, Inc.                               14,484
    3,800     +Kaufman & Broad Home Corp.                                94,525
    3,800     +Lennar Corp.                                              91,200
    1,500      M.D.C. Holdings, Inc.                                     32,250
      900    *+NVR, Inc.                                                 46,969
    3,300      Oakwood Homes Corp.                                       43,313
    2,600      Pulte Corp.                                               59,962
    1,200      Ryland Group, Inc.                                        35,625
    1,000      Standard Pacific Corp.                                    12,938
    1,600     *Toll Brothers, Inc.                                       34,300
      900     *U.S. Home Corp.                                           31,950
                                                                ----------------
                                                                        497,516
--------------------------------------------------------------------------------
HOSPITAL MANAGEMENT: 0.3%
    4,100     *First Health Group Corp.                                  88,278
    2,900    *+Lifepoint Hospitals, Inc.                                 38,878
    5,800     *Quorum Health Group, Inc.                                 73,044

                                    MSF-83

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                       VALUE
 SHARES                        ISSUE                                 (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK:(CONTINUED)
--------------------------------------------------------------------------------
HOSPITAL MANAGEMENT:(CONTINUED)
  2,800      *+Triad Hospitals, Inc.                               $   37,712
                                                                   -----------
                                                                      237,912
--------------------------------------------------------------------------------
HOTEL & MOTEL: 0.9%
  4,400       *Choice Hotels International, Inc.                       86,900
  2,000       *Crestline Capital Corp.                                 33,625
  4,200       *Equity Inns, Inc.                                       38,850
  4,700       *Extended Stay America, Inc.                             56,400
  3,300       *Foodmaker, Inc.                                         93,638
  1,000       *Host Marriott Services Corp.                             8,125
  2,400        Marcus Corp.                                            29,550
  3,000       *Prime Hospitality Corp.                                 36,000
  1,900       *Red Roof Inns, Inc.                                     34,081
  2,500       *RFS Hotel Investors, Inc.                               31,406
  4,400       *Sunstone Hotel Investors, Inc.                          37,400
    900       *Trendwest Resorts, Inc.                                 20,053
  3,400       *Vistana, Inc.                                           52,913
 15,500        Wyndham International, Inc.                             69,750
                                                                   -----------
                                                                      628,691
--------------------------------------------------------------------------------
HOUSEHOLD APPLIANCES & HOME FURNISHINGS: 1.1%
  1,900       +Bassett Furniture Industries, Inc.                      42,869
  8,000        Collins & Aikman Corp.                                  61,000
  1,100       *Cost Plus, Inc.                                         49,981
  3,300        Ethan Allen Interiors, Inc.                            124,575
  3,900       *Furniture Brands International, Inc.                   108,712
  1,000        Harman International Industries, Inc.                   44,000
  5,100        Heilig-Meyers Co.                                       34,744
  2,000        Kimball International, Inc. Cl. B                       33,875
  3,700       +La-Z-Boy, Inc.                                          85,100
  1,100        Libbey, Inc.                                            31,900
  1,400       *O'Sullivan Industries Holdings, Inc.                    23,800
    400       +Pillowtex Corp.                                          6,525
    700      *+Salton, Inc.                                            35,000
  7,000       +Sunbeam Corp.                                           55,562
  1,000        Toro Co.                                                39,375
  2,100       +Windmere-Durable Holdings, Inc.                         35,438
                                                                   -----------
                                                                      812,456
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS: 0.3%
  1,400        Church & Dwight Co., Inc.                               60,900
    400        Stepan Co.                                              10,150
  4,600        Tupperware Corp.                                       117,300
  1,500        WD-40 Co.                                               37,781
                                                                   -----------
                                                                      226,131
--------------------------------------------------------------------------------
INDUSTRIAL COMPONENTS & MATERIAL: 2.1%
  2,900       *Aviall, Inc.                                            54,556
  1,600        Barnes Group, Inc.                                      34,800
  1,600        C & D Technologies, Inc.                                49,000
  1,600        Chart Industries, Inc.                                  12,600
    900       *Citation Corp.                                          14,484
    700       +Columbus McKinnon Corp.                                 16,625
  1,600       *Excel Switching Corp.                                   47,700
  3,800       *Global Industrial Technologies, Inc.                    45,838
  4,100        Hussmann International, Inc.                            67,906
  2,200        Kaydon Corp.                                            73,975
    500        Lawson Products, Inc.                                   12,594
  2,400        Lilly Industries, Inc. Cl. A                            44,550
  1,100       *Lone Star Technologies, Inc.                            19,525
  8,000        LTV Corp.                                               53,500
  1,100        Mathews International Corp. Cl. A                       32,725
  2,800       *Metals USA, Inc.                                        35,700
  2,500        Milacron, Inc.                                          46,250
  1,700       *MKS Instruments, Inc.                                   31,716
  2,700       *Mueller Industries, Inc.                                91,631
    900        Nordson Corp.                                           55,097
  1,500        Regal-Beloit Corp.                                      35,438
  1,900        Robbins & Myers, Inc.                                   42,394
  2,000        Roper Industries, Inc.                                  64,000
  4,900        Sauer, Inc.                                             52,675
    600       *Sequa Corp. Cl. A                                       42,000
  1,300        Smith (A.O.) Corp.                                      36,400


                                    MSF-84

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)


                                                                        VALUE
 SHARES                        ISSUE                                  (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK:(CONTINUED)
--------------------------------------------------------------------------------
INDUSTRIAL COMPONENTS & MATERIAL:(CONTINUED)
      700    *SPS Technologies, Inc.                                $   26,250
    3,600     Stewart & Stevenson Services, Inc.                        54,562
    1,800    *Stoneridge, Inc.                                          24,300
    2,000     Thomas Industries, Inc.                                   41,000
    1,300     Tredegar Industries, Inc.                                 28,275
    1,900     Watts Industries, Inc. Cl. A                              36,456
    1,900     Westinghouse Air Brake Co.                                49,281
    1,200    *Wolverine Tube, Inc.                                      30,150
    2,300     Wyman-Gordon Co.                                          44,419
    2,000     Wynn's International, Inc.                                36,875
                                                                    ------------
                                                                     1,485,247
--------------------------------------------------------------------------------
INSURANCE: 4.0%
      600    *Acceptance Insurance Co., Inc.                             9,038
    2,700     Alfa Corp.                                                53,241
      400    *Alleghany Corp.                                           74,000
    1,500     American Annuity Group, Inc.                              36,375
    1,400     American Heritage Life Investment Corp.                   34,300
    1,800     AmerUs Life Holdings, Inc.                                48,600
    1,100     Argonaut Group, Inc.                                      26,400
    3,100     ARM Financial Group, Inc. Cl. A                           26,350
    1,700     Baldwin & Lyons, Inc. Cl. B                               40,162
    1,000     Blanch (E.W.) Holdings, Inc.                              68,187
    1,200     Brown & Brown, Inc.                                       45,600
      900    *Chicago Title Corp.                                       32,119
    3,000     CNA Surety Corp.                                          45,937
    1,600     Commerce Group, Inc.                                      39,000
      826    *Delphi Financial Group, Inc.                              29,633
    1,400     Enhance Financial Services Group, Inc.                    27,650
      800     Executive Risk, Inc.                                      68,050
    1,700     FBL Financial Group, Inc. Cl. A                           33,150
    2,170     Fidelity National Financial, Inc.                         45,570
    3,700     First American Financial Corp.                            66,137
    1,800     Foremost Corp. of America                                 39,600
      800    *FPIC Insurance Group, Inc.                                38,700
    2,200    +Frontier Insurance Group, Inc.                            33,825
    1,300     Gallagher (Arthur J.) & Co.                               64,350
    1,400     Harleysville Group, Inc.                                  28,656
    3,300    +HCC Insurance Holdings, Inc.                              74,869
    2,200     Hilb Rogal & Hamilton Co.                                 49,225
    3,400    +Horace Mann Educators Corp.                               92,437
    2,300     HSB Group, Inc.                                           94,731
      400     Kansas City Life Insurance Co.                            17,800
    1,200     LandAmerica Financial Group, Inc.                         34,500
    3,400     Leucadia National Corp.                                   86,275
    1,200     Liberty Corp.                                             65,400
    1,100     Liberty Financial Companies, Inc.                         32,038
    1,000     Life USA Holding, Inc.                                    20,219
      300    *Markel Corp.                                              56,100
    1,480    *Medical Assurance, Inc.                                   41,810
    3,400    *Mid Atlantic Medical Services, Inc.                       33,575
      500     Midland Co.                                               12,875
      800     MMI Companies, Inc.                                       13,500
    3,800     MONY Group, Inc.                                         123,975
      300    *National Western Life Insurance Co. Cl. A                 29,138
    2,500    +Ohio Casualty Corp.                                       90,156
    2,200    +Orion Capital Corp.                                       78,925
    1,900    *Philadelphia Consolidated Holding Corp.                   46,372
    2,000     PICO Holdings, Inc.                                       50,687
    2,600     Presidential Life Corp.                                   50,781
    1,000    *Professionals Group, Inc.                                 33,844
    1,200    *Provident American Corp.                                  33,413
    2,453    +Radian Group, Inc.                                       119,737
    5,200     Reliance Group Hldgs, Inc.                                38,675
    1,600    *Risk Capital Holdings, Inc.                               22,000
      500     RLI Corp.                                                 19,375
    1,900     Selective Insurance Group, Inc.                           36,159
    1,400    *Stancorp Financial Group, Inc.                            42,000
    2,800     State Auto Financial Corp.                                37,625
      400     Stewart Information Services Corp.                         8,450
    1,500    *Superior National Insurance Group, Inc.                   41,250


                                    MSF-85

--------------------------------------------------------------------------------
Metropolitan Series Fund, INc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                        VALUE
 SHARES                        ISSUE                                  (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK:(CONTINUED)
--------------------------------------------------------------------------------
INSURANCE:(CONTINUED)
    1,200   +Trenwick Group, Inc.                                       29,588
    3,000   *UICI, Inc.                                                 82,875
    1,000    United Fire & Casualty Co.                                 25,875
    1,200    W.R. Berkley (W.R.) Corp.                                  30,038
        0  ++Xl Capital Ltd.                                                28
    1,500    Zenith National Insurance Corp.                            36,937
                                                                    ------------
                                                                     2,887,887
--------------------------------------------------------------------------------
LEASE RENTAL OBLIGATIONS: 0.5%
      800   +Aaron Rents, Inc. Cl. B                                    17,800
    1,100   *AMERCO                                                     24,613
    1,800   *Avis Rent A Car, Inc.                                      52,425
    2,700   *Dollar Thrifty Automotive Group                            62,775
    3,300   *Electro Rental Corp.                                       35,887
    1,500  *+First Sierra Financial, Inc.                               37,406
    2,400    Interpool, Inc.                                            31,200
    1,000  *+Rent-A-Center, Inc.                                        23,969
    3,200    Rollins Truck Leasing Corp.                                35,600
                                                                    -----------
                                                                       321,675
--------------------------------------------------------------------------------
LIQUOR: 0.2%
    1,800  *+Beringer Wine Estates Holdings, Inc. Cl. B                 75,094
    1,300  *+Canandaigua Brands, Inc. Cl. A                             68,128
                                                                    -----------
                                                                       143,222
--------------------------------------------------------------------------------
MACHINERY: 1.9%
    4,800    AGCO Corp.                                                 54,300
    3,200   +Applied Power, Inc. Cl. A                                  87,400
    1,500   *Bio-Rad Laboratories, Inc. Cl. A                           39,187
    1,400    Brady Corp. Cl. A                                          45,500
    1,300    Carbo Ceramics, Inc.                                       39,203
    2,400   *Comfort Systems USA, Inc.                                  43,200
    2,700   *Cuno, Inc.                                                 51,975
    3,300    Donaldson Co., Inc.                                        80,850
    2,000   *Dril-Quip, Inc.                                            45,875
    1,900   *Esterline Technologies Corp.                               27,313
    2,500    Foster Wheeler Corp.                                       35,313
      800   *Gardner Denver, Inc.                                       12,900
    1,600    Graco, Inc.                                                47,000
    2,100    IDEX Corp.                                                 69,037
    1,000   *Ionics, Inc.                                               36,500
    2,200    Kennametal, Inc.                                           68,200
    2,900    Lincoln Electric Holdings, Inc.                            60,175
    1,000    Lindsay Manufacturing Co.                                  17,563
    2,100    Manitowoc Co., Inc.                                        87,412
    1,850  *+Motivepower Industries, Inc.                               32,838
      500    NACCO Industries, Inc. Cl. A                               36,750
    1,300  *+Presstek, Inc.                                              9,567
    1,300  *+PRI Automation, Inc.                                       47,287
    1,500   *Specialty Equipment Companies, Inc.                        44,156
    1,652   *SpeedFam-IPEC, Inc.                                        26,587
    1,300    Standex International Corp.                                35,588
      900    Tennant Co.                                                29,250
    2,100   *Thermo Fibertek, Inc.                                      14,963
    3,000   *Thermoquest Corp.                                          39,937
    3,600  *+UCAR International, Inc.                                   90,900
                                                                    -----------
                                                                     1,356,726
--------------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLY: 2.4%
    2,400  *+Acuson Corp.                                               41,250
    5,100   *Airgas, Inc.                                               62,475
    2,000   *Alaris Medical, Inc.                                        6,813
    1,600    Arrow International, Inc.                                  41,300
    1,800    Ballard Medical Products                                   41,963
    1,300  *+Closure Medical Corp.                                      38,838
    2,700   *Cognex Corp.                                               85,134
    1,100    CONMED Corp.                                               33,653
    2,200   *CYTYC Corp.                                                42,831
    1,500   *Datascope Corp.                                            48,375
    1,500    Diagnostic Products Corp.                                  41,438
      700   *DVI, Inc.                                                  11,988
    2,800   *Eclipse Surgical Technologies, Inc.                        30,363
    2,600   *Fisher Scientific International, Inc.                      58,012
    2,600   *Haemonetics Corp.                                          52,163


                                    MSF-86

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                       VALUE
 SHARES                        ISSUE                                 (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK:(CONTINUED)
--------------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLY:(CONTINUED)
    3,300    *+LCA Vision, Inc.                                    $    30,834
      800    *+Laser Vision Centers, Inc.                               50,350
    2,000     *Maxxim Medical, Inc.                                     46,625
   15,300     *Medpartners, Inc.                                       115,706
      700      Mine Safety Appliances Co.                               45,500
    1,300     *Ocular Sciences, Inc.                                    22,547
    1,700     *OEC Medical Systems, Inc.                                41,650
    2,400     +Owens & Minor, Inc.                                      26,400
    1,200    *+Perclose, Inc.                                           57,637
    1,100    *+ResMed, Inc.                                             36,472
    3,700     *Safeskin Corp.                                           44,284
    2,500     *Scott Technologies, Inc.                                 48,281
    5,500    *+STERIS Corp.                                            106,562
    3,400     *Summit Technology, Inc.                                  74,906
    3,400    *+Sunrise Technologies International, Inc.                 41,756
    1,200    *+Techne Corp.                                             30,600
    3,300     *Theragenics Corp.                                        22,894
    3,500     *Thermo Cardiosystems, Inc.                               38,063
    1,400     *Trex, Inc.                                               35,525
    2,400      Varian Medical Systems, Inc.                             60,600
      600    *+Ventana Medical Systems, Inc.                            11,569
      700      Vital Signs, Inc.                                        13,956
    1,400     *VWR Scientific Products Corp.                            51,406
      850     *Xomed Surgical Products, Inc.                            41,172
                                                                  ------------
                                                                     1,731,891
--------------------------------------------------------------------------------
METALS-ALUMINUM: 0.1%
    4,600     *Kaiser Aluminum Corp.                                    40,825
--------------------------------------------------------------------------------
METALS-GOLD: 0.0%
   11,900      Battle Mountain Gold Co.                                 29,006
--------------------------------------------------------------------------------
METALS-NON-FERROUS: 0.3%
    3,200      ASARCO, Inc.                                             60,200
      800     +Imco Recycling, Inc.                                     13,700
    1,600    *+RTI International Metals, Inc.                           23,500
    8,000      USEC, Inc.                                              119,000
                                                                  ------------
                                                                       216,400
--------------------------------------------------------------------------------
METALS-STEEL & IRON: 0.8%
    5,900     *Armco, Inc.                                              39,087
   10,700     *Bethlehem Steel Corp.                                    82,256
    1,200      Carpenter Technology Corp.                               34,275
      800      Cleveland Cliffs, Inc.                                   25,900
    2,000     *Gibraltor Steel Corp.                                    49,250
    2,500      Intermet Corp.                                           37,656
    4,300     *National Steel Corp. Cl. B                               36,013
    2,700      Oregon Steel Mills, Inc.                                 35,944
      700     +Quanex Corp.                                             19,950
      800      Reliance Steel & Aluminum Co.                            31,200
    2,400      Ryerson Tull, Inc.                                       54,150
    3,400    *+Steel Dynamics, Inc.                                     52,700
    6,100      Worthington Industries, Inc.                            100,078
                                                                  ------------
                                                                       598,459
--------------------------------------------------------------------------------
MINING: 0.3%
    2,600      Arch Coal, Inc.                                          36,075
    6,800      Cyprus Amax Minerals Co.                                103,275
    2,850     *Stillwater Mining Co.                                    93,159
                                                                  ------------
                                                                       232,509
--------------------------------------------------------------------------------
MISCELLANEOUS: 0.6%
    1,300     +Central Parking Corp.                                    44,525
      600      Movado Group, Inc.                                       15,562
    3,100      Pittston Brinks Group                                    82,925
    2,200      Regis Corp.                                              42,144
    2,100      Rollins, Inc.                                            33,469
    5,200    *+Sensormatic Electronics Corp.                            72,475
    1,800      Tejon Ranch Co.                                          45,450
      800     *Veterinary Centers of America, Inc.                      10,825
    1,600     +Wackenhut Corp.                                          47,600
    1,600     *Wackenhut Correction Corp.                               31,700
    1,200      Whittaker Corp.                                          33,600
                                                                  ------------
                                                                       460,275
--------------------------------------------------------------------------------
MOBILE HOMES: 0.2%
    3,300     *Champion Enterprises, Inc.                               61,462
      600     *Monaco Coach Corp.                                       25,388

                                    MSF-87

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                     VALUE
 SHARES                        ISSUE                               (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK:(CONTINUED)
--------------------------------------------------------------------------------
MOBILE HOMES:(CONTINUED)
    500     *National RV Holdings, Inc.                              $  12,125
    400      Skyline Corp.                                              11,725
    500      Thor Industries, Inc.                                      14,188
                                                                    ------------
                                                                       124,888
--------------------------------------------------------------------------------
MORTGAGE RELATED: 0.0%
  2,700      Resource Bancshares Mortgage Group, Inc.                   27,506
--------------------------------------------------------------------------------
MULTI-INDUSTRY: 1.1%
  2,700     *ACX Technologies, Inc.                                     43,875
  2,000      Albemarle Corp.                                            46,250
  1,200     +Commercial Metals Co.                                      34,200
  1,400      Enesco Group, Inc.                                         32,375
  1,500      Forest City Enterprises, Inc.                              42,000
  1,200     *Gaylord Entertainment Co.                                  36,000
  1,700      Gentek, Inc.                                               23,587
  1,100     *Griffon Corp.                                               8,594
  3,300      Harsco Corp.                                              105,600
  1,300     *Kroll-O'Gara Co.                                           28,803
    700     *Maxxam, Inc.                                               45,150
  3,900      Ogden Corp.                                               105,056
  3,300      Olin Corp.                                                 43,519
  2,500      Pittway Corp.                                              85,469
  3,100      Resource America, Inc.                                     44,853
  1,700      RPC, Inc.                                                  14,875
  1,700      Ruddick Corp.                                              34,000
    100      Seabord Corp.                                              34,000
  3,000      Valhi, Inc.                                                33,375
                                                                    -----------
                                                                       841,581
--------------------------------------------------------------------------------
NEWSPAPERS: 0.1%
  3,100      Lee Enterprises, Inc.                                      94,550
--------------------------------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT: 1.2%
    600      American Business Products, Inc.                            9,150
  2,000     *BancTec, Inc.                                              35,875
  1,300     *Black Box Corp.                                            65,203
  3,900     *Boise Cascade Office Products Corp.                        45,825
  1,300     *Cybex Computer Products Corp.                              36,319
    800     *Daisytek International Corp.                               13,000
  3,600    *+Data General Corp.                                         52,425
  1,000      General Binding Corp.                                      22,500
  1,600    *+Hutchinson Technology, Inc.                                44,300
  1,400    *+IDX Systems Corp.                                          31,544
  4,924    *+InaCom Corp.                                               62,165
  3,400     *Intergraph Corp.                                           26,244
 21,500    *+Iomega Corp.                                              106,156
  1,500     *Knoll, Inc.                                                39,938
  2,900    *+Mail-Well, Inc.                                            46,944
  3,500     *Micron Electronics, Inc.                                   35,109
  1,000     *Micros Systems, Inc.                                       34,125
  1,500      Standard Register Co.                                      46,125
  2,600    *+United Stationers, Inc.                                    57,281
  3,100      Wallace Computer Services, Inc.                            77,500
                                                                    -----------
                                                                       887,728
--------------------------------------------------------------------------------
OIL: 0.3%
  6,200      Pennzoil Quaker State Co.                                  93,000
  3,900    *+Tesoro Petroleum Corp.                                     62,156
  4,000      Valero Energy Corp.                                        85,750
                                                                    -----------
                                                                       240,906
--------------------------------------------------------------------------------
OIL & GAS EXPLORATION: 1.6%
  1,200     *Atwood Oceanics, Inc.                                     37,500
  2,300    *+Barrett Resources Corp.                                   88,262
  2,100     *Belco Oil & Gas Corp.                                     14,569
    900     +Berry Petroleum Co. Cl. A                                 12,544
  2,600      Cabot Oil & Gas Corp. Cl. A                               48,425
    600     *Cal Dive International, Inc.                              17,944
  4,300      Cross Timbers Oil Co.                                     63,962
  1,533    *+EEX Corp.                                                 10,635
  2,700      Energen Corp.                                             50,288
  4,100     *Forest Oil Corp.                                          51,506
  4,900     *Harken Energy Corp.                                        7,963
  2,000     *Houston Exploration Co.                                   37,875
  1,000     *HS Resources, Inc.                                        14,750


                                    MSF-88

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                       VALUE
 SHARES                        ISSUE                                 (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK:(CONTINUED)
--------------------------------------------------------------------------------
OIL & GAS EXPLORATION:(CONTINUED)
    2,600    *+Louis Dreyfus Natural Gas Corp.                      $   56,062
    6,800     *Meridian Resource Corp.                                  26,350
    2,800      Mitchell Energy & Development Corp. Cl. A                54,075
    2,700     *Newfield Exploration Co.                                 76,781
    2,300     *Nuevo Energy Co.                                         30,475
    2,100      ONEOK, Inc.                                              66,675
    1,900    *+Patterson Energy, Inc.                                   18,703
    3,600      Pennzenergy Co.                                          60,075
    8,000      Pioneer Natural Resources Co.                            88,000
    1,800    *+Plains Resources, Inc.                                   34,200
    2,400     +Pogo Producing Co.                                       44,700
      800    *+Seitel, Inc.                                             12,950
      900     *Stone Energy Corp.                                       38,138
    3,000     *Tom Brown, Inc.                                          46,594
    2,700     +Vintage Petroleum, Inc.                                  29,025
                                                                    -----------
                                                                     1,139,026
--------------------------------------------------------------------------------
OIL-EQUIPMENT & SERVICES: 1.0%
    2,200    *+Friede Goldman International, Inc.                       30,525
    4,900     *Global Industries, Ltd.                                  62,781
    8,300     *Grey Wolf, Inc.                                          20,750
    2,300    *+Hanover Compressor Co.                                   73,887
    3,500      Helmerich & Payne, Inc.                                  83,344
    3,200     *Marine Drilling Cos., Inc.                               43,800
    3,600     *National Oilwell, Inc.                                   50,400
    4,100    *+Newpark Resources, Inc.                                  36,388
    2,400     *Oceaneering International, Inc.                          38,700
      800     *Offshore Logistics, Inc.                                  8,800
    7,400     *Parker Drilling Co.                                      24,513
    3,300     *Pride International, Inc.                                34,856
      800    *+SEACOR Smit, Inc.                                        42,800
    2,900    *+Tuboscope, Inc.                                          39,694
    3,400     *Unova, Inc.                                              53,975
    4,900     *Varco International, Inc.                                53,594
    2,600     *Veritas DGC, Inc.                                        47,612
                                                                    -----------
                                                                       746,419
--------------------------------------------------------------------------------
PACKAGING: 0.1%
    1,700     *U.S. Can Corp.                                           37,434
--------------------------------------------------------------------------------
PHOTOGRAPHY: 0.4%
    1,600      CPI Corp.                                                52,800
    7,200    *+Metromedia International Group, Inc.                     54,000
    1,600    *+ParkerVision, Inc.                                       55,400
    1,800     *Pinnacle Systems, Inc.                                   60,750
    3,500      Polaroid Corp.                                           96,688
                                                                    -----------
                                                                       319,638
--------------------------------------------------------------------------------
PLASTICS: 0.2%
    2,300      Schulman (A.), Inc.                                      39,316
    2,100      Spartech Corp.                                           66,412
    1,000      West Pharmaceutical Services, Inc.                       39,250
                                                                    -----------
                                                                       144,978
--------------------------------------------------------------------------------
POLLUTION CONTROL: 0.2%
   20,700     *Aqua Alliance, Inc. Cl. A                                20,700
    1,300    *+Casella Waste Systems, Inc. Cl. A                        33,638
    2,100     *It Group, Inc.                                           33,731
      400     +Landauer, Inc.                                           11,800
    3,000    *+Thermo Ecotek Corp.                                      24,000
    1,100     *Waste Connections, Inc.                                  33,550
                                                                    -----------
                                                                       157,419
--------------------------------------------------------------------------------
PRINTING & PUBLISHING: 1.0%
    3,600     *+Applied Graphics Technologies, Inc.                     45,000
    1,000     *Big Flower Holdings, Inc.                                31,875
    1,300     *CSS Industries, Inc.                                     36,563
    2,100      Harland (John H.) Co.                                    41,869
    2,200      Jostens, Inc.                                            46,337
    3,800     *Journal Register Co.                                     85,500
    1,600      Penton Media, Inc.                                       38,800
    1,400    *+Playboy Enterprises, Inc. Cl. B                          37,187
      800      Pulitzer, Inc.                                           38,850
    2,700      R.H. Donnelley Corp.                                     52,819
      800     *Scholastic Corp.                                         40,450
      900      Value Line, Inc.                                         35,944
    3,100    *+World Color Press, Inc.                                  85,250


                                    MSF-89

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                     VALUE
 SHARES                        ISSUE                               (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK:(CONTINUED)
--------------------------------------------------------------------------------
PRINTING & PUBLISHING:(CONTINUED)
  2,800      *Ziff-Davis, Inc.                                        $ 43,225
  1,700      *ZD Net, Inc.                                              44,200
                                                                     -----------
                                                                       703,869
--------------------------------------------------------------------------------
REAL ESTATE: 5.7%
    600      *Alexander's, Inc.                                         44,325
  1,200       Alexandria Real Estate Equities, Inc.                     37,500
  1,500       American Health Properties, Inc.                          30,188
  1,600       AMLI Residential Properties Trust                         35,800
  1,000       Associated Estates Realty Corp.                           11,813
  2,500       Bedford Property Investors, Inc.                          44,687
  3,900       Berkshire Realty Co., Inc.                                45,094
    900       Boykin Lodging Co.                                        13,838
  1,700       Bradley Real Estate, Inc.                                 35,275
  2,900       Brandywine Realty Trust                                   57,456
  3,100       BRE Properties, Inc.                                      80,406
  3,700       Burnham Pacific Properties, Inc.                          45,556
  1,500       Cabot Industrial Trust                                    31,875
  4,500      *Cadiz, Inc.                                               42,328
  3,600       Camden Property Trust                                     99,900
    900       Capital Automotive REIT                                   11,841
    800      *Castle & Cooke, Inc.                                      14,100
  1,300       CBL & Associates Properties, Inc.                         34,288
  4,100       Center Trust Retail Properties, Inc.                      48,175
  1,600       CenterPoint Properties Trust                              58,600
  1,200       Chateau Communities, Inc.                                 35,925
  1,100      +Chelsea GCA Realty, Inc.                                  40,838
  1,700       Colonial Properties Trust                                 48,025
  3,400       Commercial Net Lease Realty, Inc.                         43,775
  3,200       Cornerstone Realty Income Trust, Inc.                     34,400
  1,900       Cousins Properties, Inc.                                  64,244
  4,200      +Developers Diversified Realty                             69,825
  2,200       Eastgroup Properties, Inc.                                44,137
    700       Entertainment Properties Trust                            12,338
  1,000       Essex Property Trust, Inc.                                35,375
  3,000       Federal Realty Investment Trust                           68,812
  2,700       First Industrial Realty Trust, Inc.                       74,081
  1,600       Gables Residential Trust                                  38,600
  1,900       Glenborough Realty Trust, Inc.                            33,250
  2,700       Glimcher Realty Trust                                     43,875
    700       Great Lakes REIY, Inc.                                    11,375
  2,300       Health Care Property Investments, Inc.                    66,412
  1,700       Health Care Reit, Inc.                                    39,525
  3,000       Healthcare Realty Trust                                   63,000
  1,200      +Home Properties of New York, Inc.                         33,150
  2,600       Hospitality Properties Trust                              70,525
  4,300       Imperial Credit Commercial and Mortgage
              Investment Corp.                                          46,628
  5,900      +Indymac Mortgage Holdings, Inc.                           94,400
  3,800       Innkeepers USA Trust                                      38,000
  4,800       IRT Property Co.                                          47,400
  2,000       JDN Realty Corp.                                          44,750
  2,300     *+Jones Lang Lasalle, Inc.                                  68,569
  1,900       JP Realty, Inc.                                           39,069
  1,700       Kilroy Realty Corp.                                       41,437
  3,000       Koger Equity, Inc.                                        55,312
  1,600      *LNR Property Corp.                                        34,200
  3,000      +LTC Properties, Inc.                                      39,000
  2,400       Macerich Co.                                              63,000
  1,300       Manufactured Home Communities, Inc.                       33,800
  3,500       Meristar Hospitality Corp.                                78,531
  1,500      *MGI Properties                                            42,375
  1,300       Mid-America Apartment Communities, Inc.                   30,063
  1,700       Mills Corp.                                               36,869
    500      +National Golf Properties, Inc.                            12,156
  1,500       National Health Investors, Inc.                           34,219
  3,700       Nationwide Health Properties, Inc.                        70,531
  1,800      *Pacific Gulf Properties, Inc.                             40,725
  1,800       Pan Pacific Retail Properties, Inc.                       34,875
  1,400       Parkway Properties, Inc.                                  46,375
    600       Pennsylvania Real Estate Investment Trust                 12,563


                                    MSF-90

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                        VALUE
 SHARES                        ISSUE                                  (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK:(CONTINUED)
--------------------------------------------------------------------------------
REAL ESTATE:(CONTINUED)
    2,500    Prentiss Properties Trust                             $    58,750
      700    Prime Group Realty Trust                                   12,031
    4,500    Prime Retail, Inc.                                         39,094
    1,500    PS Business Parks, Inc.                                    36,563
    1,500    Realty Income Corp.                                        35,625
    3,000   +Reckson Associates Realty Corp.                            70,500
    2,200    Regency Realty Corp.                                       48,262
    3,400   *Security Capital Group, Inc. Cl. B                         49,512
    1,800    Shurgard Storage Centers, Inc. Cl. A                       48,825
    1,700   +SL Green Realty Corp.                                      34,744
    1,000   +Smith (Charles E.) Residential Realty, Inc.                33,938
    2,100    Storage USA, Inc.                                          66,937
    2,400    Summit Properties, Inc.                                    47,400
    1,400    Sun Communities, Inc.                                      49,700
    3,000  *+Sunterra Corp.                                             41,812
    2,500    Taubman Centers, Inc.                                      32,969
    1,500    Thornburg Mortgage Asset Corp.                             15,000
      800    Town & Country Trust                                       14,300
    1,500   *Trammell Crow Co.                                          24,656
    1,700    TriNet Corporate Realty Trust, Inc.                        47,069
      500   +U.S. Restaurant Properties, Inc.                           10,625
    7,300    United Dominion Realty Trust, Inc.                         85,775
    1,100    Urban Shopping Centers, Inc.                               34,650
    8,900   *Ventas, Inc.                                               47,837
    1,800    Walden Residential Properties, Inc.                        38,700
    2,200    Washington Real Estate Investment Trust                    37,263
    2,100    Webb Corp.                                                 50,137
    1,100    Weeks Corp.                                                33,550
    1,900    Weingarten Realty Investors                                79,325
    1,900    Westfield America, Inc.                                    28,619
                                                                   ------------
                                                                     4,133,547
--------------------------------------------------------------------------------
RESTAURANT: 1.1%
    2,100    Applebee's International, Inc.                             63,525
    1,500   +Avado Brands, Inc.                                         12,609
    3,100    Bob Evans Farms, Inc.                                      61,516
    2,400   *Buffets, Inc.                                              27,525
    4,800   +CBRL Group, Inc.                                           82,950
    1,200   *Cheesecake Factory, Inc.                                   36,525
    4,200   +CKE Restaurants, Inc.                                      68,250
    1,400   *Consolidated Prods, Inc.                                   25,200
    1,800   *Dave & Buster's, Inc.                                      52,200
    1,300   *Landry's Seafood Restaurants, Inc.                         10,319
    4,800   *Lone Star Steakhouse & Saloon, Inc.                        46,575
    2,800    Luby's Cafeterias, Inc.                                    42,000
    3,300   *NPC International, Inc.                                    50,634
    1,800   *+Papa John's International, Inc.                           80,381
    2,600    Ruby Tuesday, Inc.                                         49,400
    2,600   *Ryan's Family Steak Houses, Inc.                           30,144
    1,500    Sbarro, Inc.                                               40,594
    1,100   *Sonic Corp.                                                35,612
                                                                   ------------
                                                                       815,959
--------------------------------------------------------------------------------
RETAIL GROCERY: 0.6%
   32,900  *+7-Eleven, Inc.                                             72,483
    3,700    Casey's General Stores, Inc.                               55,384
    3,100    Fleming Cos., Inc.                                         36,038
    1,400    Great Atlantic & Pacific Tea Co., Inc.                     47,337
    1,000    Ingles Markets, Inc.                                       15,375
    3,800    Richfood Holdings, Inc.                                    66,975
    1,100    Smart & Final, Inc.                                            17
    2,100  *+Whole Foods Market, Inc.                                  100,866
    1,600   *Wild Oats Markets, Inc.                                    48,550
                                                                   ------------
                                                                       443,025
--------------------------------------------------------------------------------
RETAIL TRADE: 3.8%
      750  *+99 Cents Only Stores                                       37,453
    1,900   *Ames Department Stores, Inc.                               86,569
    1,200  *+AnnTaylor Stores Corp.                                     54,000
    2,600   *Bacou USA, Inc.                                            44,362
    1,300   *Bebe Stores, Inc.                                          44,362
    6,200  *+Borders Group, Inc.                                        98,037
    4,400   *Boyds Collection Ltd.                                      76,175


                                    MSF-91

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                        VALUE
 SHARES                        ISSUE                                  (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK:(CONTINUED)
--------------------------------------------------------------------------------
RETAIL TRADE:(CONTINUED)
    1,400     *Buckle, Inc.                                        $   40,250
    2,200      Burlington Coat Factory Warehouse                       42,487
    1,000      Cash America International, Inc.                        12,875
    2,400      Cato Corp. Cl. A                                        27,900
    2,198    *+CDnow, Inc.                                             38,740
    3,400    *+Central Garden & Pet Co.                                34,956
    7,200     *Charming Shoppes, Inc.                                  43,762
    1,300    *+Children's Place Retail Stores, Inc.                    52,569
    3,600     *Coleman Co., Inc.                                       33,750
    7,300     *CompUSA, Inc.                                           54,294
    8,600     *Corporate Express, Inc.                                 60,066
    1,000     *CSK Auto Corp.                                          27,000
    1,100     *Department 56, Inc.                                     29,563
    2,000     *Donna Karan International, Inc.                         19,875
      800     *Dress Barn, Inc.                                        12,825
      900    *+Duane Reade, Inc.                                       27,563
    1,800     *Footstar, Inc.                                          66,937
      600     *Fossil, Inc.                                            28,950
    5,200     *General Nutrition Cos., Inc.                           121,062
    1,100    *+Guitar Center, Inc.                                     11,619
    2,100     *Gymboree Corp.                                          22,247
    3,600     *Handleman Co.                                           42,525
    8,500     *Hanover Direct, Inc.                                    23,906
      600      Haverty Furniture Companies, Inc.                       21,150
    2,000    *+Henry Schein, Inc.                                      63,437
    1,050    *+Insight Enterprises, Inc.                               25,955
    1,900     *Jo Ann Stores, Inc. Cl. A                               28,500
        0   ++*Jones Apparel Group, Inc.                                    4
    2,900    *+Just For Feet, Inc.                                     18,488
    1,000    *+Lands' End, Inc.                                        48,500
    1,700     *Men's Wearhouse, Inc.                                   43,669
    2,100    *+Michaels Stores, Inc.                                   64,050
    2,700     *Micro Warehouse, Inc.                                   47,925
    2,200     *MSC Industrial Direct, Inc. Cl. A                       22,550
    4,200     *Musicland Stores, Inc.                                  37,275
      600    *+NCS Healthcare, Inc. Cl. A                               3,281
    1,800    *+Neiman-Marcus Group, Inc.                               46,237
    9,200     *Office Max, Inc.                                       110,400
    1,200    *+ONSALE, Inc.                                            22,763
    1,800    *+Pacific Sunwear of California, Inc.                     43,931
    4,500      Pep Boys-Manny, Moe & Jack                              97,312
    1,300     *Petco Animal Supplies, Inc.                             20,516
    8,200     *PETsMART, Inc.                                          83,794
    7,800     +Pier 1 Imports, Inc.                                    87,750
    2,700    *+Rexall Sundown, Inc.                                    32,822
    1,700     *ShopKo Stores, Inc.                                     61,625
    3,500     *Spiegel, Inc. Cl. A                                     31,172
    2,200     *Stein Mart, Inc.                                        20,281
    3,200     *Sunglass Hut International, Inc.                        54,900
    4,800     *The Bombay Company, Inc.                                36,900
    2,200     *Transport World Entertainment Corp.                     24,613
    1,500     *Tuesday Morning Corp.                                   38,625
      800     *Urban Outfitters, Inc.                                  19,950
    1,600    *+Value America, Inc.                                     30,500
    4,100     *Value City Department Stores, Inc.                      50,225
    2,100     *ValueVision International, Inc.                         41,672
      600    *+WetSeal, Inc. Cl. A                                     17,063
                                                                   -------------
                                                                    2,714,514
--------------------------------------------------------------------------------
SHIPBUILDING: 0.2%
    1,200     *Avondale Industries, Inc.                               46,875
    3,200     *Newport News Shipbuilding, Inc.                         94,400
                                                                   -------------
                                                                      141,275
--------------------------------------------------------------------------------
SOFTWARE: 4.7%
    5,800    *+Acclaim Entertainment, Inc.                             36,884
    2,400     *Activision, Inc.                                        34,875
    1,200     *Advantage Learning System                               26,325
      600    *+Advent Software, Inc.                                   40,181
      700     *Allaire Corp.                                           47,709
      900     *Anacomp, Inc.                                           15,356
    1,500     *Ardent Software, Inc.                                   31,828


                                    MSF-92

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)


                                                                       VALUE
 SHARES                        ISSUE                                 (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK:(CONTINUED)
--------------------------------------------------------------------------------
SOFTWARE:(CONTINUED)
    2,900    *+Aspect Development, Inc.                             $   53,559
    3,900     *AXENT Technologies, Inc.                                 43,266
    1,000     *BARRA, Inc.                                              25,063
    1,600     *Bindview Development Corp.                               37,950
      900     *Bottomline Technologies, Inc.                            47,644
    1,300    *+Broadvision, Inc.                                        95,794
    2,100    *+Cerner Corp.                                             44,034
    1,700     *Clarify, Inc.                                            70,178
    2,500     *Com21, Inc.                                              42,578
    1,100     *Concord Communications, Inc.                             49,087
    1,200    *+Concur Technologies, Inc.                                33,900
    1,200     *Dendrite International, Inc.                             43,537
    1,400     *Digital River, Inc.                                      46,506
    1,500    *+Documentum, Inc.                                         19,547
    1,300    *+Entrust Technologies, Inc.                               43,266
    3,400     *Epicor Software Corp.                                    25,394
    4,700     *Filenet Corp.                                            53,609
    1,900     *Genrad, Inc.                                             39,544
      900     *Great Plains Software, Inc.                              42,131
    4,900     *GT Interactive Software Corp.                            16,691
      900      Henry (Jack) & Associates, Inc.                          35,213
    1,600    *+HNC Software, Inc.                                       49,250
    2,100     *Hyperion Solutions Corp.                                 37,472
    2,900     *Imation Corp.                                            71,956
    1,500    *+IMRglobal Corp.                                          28,969
    1,100     *InfoCure Corp.                                           58,197
    1,100     *Informatica Corp.                                        39,256
   15,500     *Informix Corp.                                          131,508
    3,500     *Integrated Systems, Inc. Cl. A                           41,016
      900     *InterVU, Inc.                                            34,397
    1,900    *+ISS Group, Inc.                                          71,606
      850     *Kronos, Inc.                                             37,878
    2,500     *Manugistics Group, Inc.                                  36,094
    2,300     *Mastech Corp.                                            42,694
      800     *Medical Manager Corp.                                    35,425
    3,000     *Mercury Interactive Corp.                               106,312
    2,800     *MessageMedia, Inc.                                       53,112
      600     *Micromuse, Inc.                                          29,888
    3,700     *Midway Games, Inc.                                       47,869
    1,000     *National Instruments Corp.                               40,250
    1,600     *Net Perceptions, Inc.                                    35,000
    1,800    *+Open Market, Inc.                                        25,538
      700     *Pegasus Systems, Inc.                                    26,316
    1,900     *Peregrine Systems, Inc.                                  48,747
    2,200     *Phoenix Technology, Ltd.                                 39,187
    2,900     *Policy Management Systems Corp.                          87,000
    3,700    *+Premiere Technologies, Inc.                              42,434
    1,500     *Primark Corp.                                            42,094
    1,000     *Progress Software Corp.                                  28,438
      400     *Project Software & Development, Inc.                     12,425
    1,800     *Remedy Corp.                                             48,262
    4,200     *Saga Systems, Inc.                                       53,550
    1,000     *Sanchez Computer Associates, Inc.                        34,563
    2,500    *+Security Dynamics Technologies, Inc.                     52,812
    2,000     *Security First Technologies Corp.                        90,125
    1,100     *Silknet Software, Inc.                                   44,584
    2,600     *Structural Dynamics Research Corp.                       47,775
    5,900     *Sybase, Inc.                                             64,716
    1,200    *+Tenfold Corp.                                            37,800
    2,200     *Transaction Systems Architects, Inc. Cl. A               85,800
    1,400     *TSI International Software, Ltd.                         39,637
    2,600    *+Ultratech Stepper, Inc.                                  39,081
    1,200     *Vantive Corp.                                            13,650
    1,000     *Verity, Inc.                                             54,156
    2,100     *Visio Corp.                                              79,866
    1,000     *WebTrends Corp.                                          46,094
    2,400    *+Wind River Systems, Inc.                                 38,475
                                                                   -------------
                                                                     3,392,923
--------------------------------------------------------------------------------
TECHNOLOGY: 0.3%
    1,000     *Cree Research, Inc.                                      76,969


                                    MSF-93

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                        VALUE
 SHARES                        ISSUE                                 (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK:(CONTINUED)
--------------------------------------------------------------------------------
TECHNOLOGY:(CONTINUED)
      800     Optical Coating Laboratory, Inc.                       $  66,875
    1,900     Prociurenet, Inc.                                            285
    2,800    *Varian, Inc.                                              37,712
                                                                     -----------
                                                                       181,841
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT & SERVICES: 3.9%
    2,200   *+Abovenet Communications, Inc.                             88,756
    2,700    *ACTV, Inc.                                                37,378
    1,400    *Adaptive Broadband Corp.                                  30,538
    2,200    *Advanced Radio Telecom Corp.                              31,694
    2,700   *+Aerial Communications, Inc.                               36,619
    2,000   *+American Mobile Satellite Corp.                           32,813
    1,100    *Anicom, Inc.                                              11,516
    1,500   *+ANTEC Corp.                                               47,953
    5,800   *+Aspect Telecommunications Corp.                           56,187
    1,700   *+Avant Corp.                                               21,409
      600    *AVT Corp.                                                 22,688
    2,300    *Caprock Communications Corp.                              93,078
      900   *+Carrier Access Corp.                                      39,403
      800    *Cellullar Communications of Puerto Rico                   22,775
      800    *Commonwealth Telephone Enterprises                        32,325
    2,700   *+Destia Communications, Inc.                               33,328
      700    *Dialogic Corp.                                            30,669
    4,300   *+Digital Microwave Corp.                                   54,691
    2,900    *DSP Communications, Inc.                                  83,737
    1,000    *DSP Group, Inc.                                           35,969
    1,750   *+Dycom Industries, Inc.                                    98,000
    3,000   *+e.spire Communications, Inc.                              31,594
    7,100    *Executone Information Systems, Inc.                       30,175
    6,400    *General Communication, Inc.                               43,500
    1,500    *Genesys Telecommunications Laboratories, Inc.             37,453
      800    *Harmonic Lightwaves, Inc.                                 45,925
    2,000    *Hyperion Telecommunications, Inc.                         37,750
    3,700   *+ICG Communications, Inc.                                  78,741
    2,000     Inter-Tel, Inc.                                           36,250
    6,600    *InterDigital Communications Corp.                         30,525
    3,700   *+Intermedia Communications, Inc.                          110,884
    2,500    *InterVoice, Inc.                                          36,016
    1,600   *+Intraware, Inc.                                           38,450
      600    *IPC Communications, Inc.                                  40,950
    2,400   *+IXC Communications, Inc.                                  94,125
    1,200    *Maker Communications, Inc.                                37,050
    1,900   *+MGC Communications, Inc.                                  49,341
    2,200   *+MRV Communications, Inc.                                  28,738
    1,100    *Oak Industries, Inc.                                      48,056
      700   *+Pacific Gateway Exchange, Inc.                            20,344
    9,400    *Paging Network, Inc.                                      45,825
    4,600    *Pairgain Technologies, Inc.                               53,044
    1,800    *Pinnicle Holdings, Inc.                                   43,987
    1,200    *Plantronics, Inc.                                         78,150
    1,700    *Polycom, Inc.                                             66,087
    1,600   *+Powertel, Inc.                                            47,750
      800    *Powerwave Technologies, Inc.                              25,800
    2,200    *Price Communications Corp.                                33,000
    1,800    *Primus Telecommunications Group, Inc.                     40,331
      900    *Proxim, Inc.                                              52,312
    1,000   *+Razorfish, Inc.                                           37,031
    3,500    *REMEC, Inc.                                               56,000
    4,500    *SkyTel Communications, Inc.                               93,797
    2,400    *Star Telecommunications, Inc.                             18,675
    1,175    +Superior Telecom, Inc.                                    29,375
    3,000    *Talk.Com, Inc.                                            33,562
       75     Talk.Com, Inc. (rts.)                                          0
    1,100   *+Terayon Communication Systems                             61,462
      900   *+Tut Systems, Inc.                                         44,072
      700    *Viatel, Inc.                                              39,200
    3,200    *West Teleservices Corp.                                   30,000
    3,200    *World Access, Inc.                                        45,100
                                                                     ----------
                                                                     2,791,953
--------------------------------------------------------------------------------

                                    MSF-94

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                      VALUE
 SHARES                        ISSUE                                (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK:(CONTINUED)
--------------------------------------------------------------------------------
TEXTILES & APPAREL: 1.4%
  1,300       Albany International Corp. Cl. A                      $   26,975
  2,400       Authentic Fitness Corp.                                   42,000
  4,100      *Burlington Industries, Inc.                               37,156
    600      *Columbia Sportswear Co.                                    9,169
  2,400      *Genesco, Inc.                                             34,950
  1,000      *Goody's Family Clothing, Inc.                             11,406
  2,800      *Guess?, Inc.                                              38,675
    800      +Guilford Mills, Inc.                                       8,300
  3,100      +Interface, Inc. Cl. A                                     26,834
  2,800       Justin Industries, Inc.                                   39,375
    900       K-Swiss, Inc.                                             41,653
  1,400      +Kellwood Co.                                              37,975
    700      *Kenneth Cole Productions, Inc. Cl. A                      19,513
  2,300     *+Nautica Enterprises, Inc.                                 38,741
    100       Oshkosh B'Gosh, Inc. Cl. A                                 2,091
    400       Oxford Industries, Inc.                                   11,325
  3,900      *Paxar Corp.                                               35,100
  3,300       Phillips-Van Heusen Corp.                                 32,588
  1,400      *Quiksilver, Inc.                                          36,488
  3,700     *+Reebok International Ltd.                                 68,912
  1,700       Russell Corp.                                             33,150
  1,300       Springs Industries, Inc.                                  56,712
  2,800       Stride Rite Corp.                                         28,875
  1,200       Talbots, Inc.                                             45,750
  1,400      *Tarrant Apparel Group                                     31,719
    600     *+Timberland Co.                                            40,837
  4,800       Unifi, Inc.                                              102,000
  2,700      +Wolverine World Wide, Inc.                                37,800
                                                                    ------------
                                                                       976,069
--------------------------------------------------------------------------------
TIRES & RUBBER: 0.1%
  1,900       Bandag, Inc.                                              65,906
--------------------------------------------------------------------------------
TOBACCO: 0.2%
  1,600       Brooke Group Ltd.                                         35,533
  1,600      +Dimon, Inc.                                                8,300
  2,400       Universal Corp.                                           68,250
                                                                    ------------
                                                                       112,083
--------------------------------------------------------------------------------
TOYS & AMUSEMENTS: 0.0%
  2,500      *Marvel Enterprises, Inc.                                  18,438
--------------------------------------------------------------------------------
TRANSPORTATION: 0.2%
  2,400       Air Express International Corp.                           60,600
  1,900       Circle International Group, Inc.                          41,681
  1,900      *Heartland Express, Inc.                                   30,994
                                                                    ------------
                                                                       133,275
--------------------------------------------------------------------------------
TRANSPORTATION-AIRLINES: 0.7%
  3,900       Airborne Freight Corp.                                   107,981
  4,200     *+AirTran Holdings, Inc.                                    23,888
  1,700     *+Alaska Air Group, Inc.                                    70,975
  2,700      *America West Holding Corp. Cl. B                          50,962
  1,200      *Amtran, Inc.                                              29,775
  1,300     *+Atlantic Coast Airlines Holdings, Inc.                    24,619
    900      *Atlas Air, Inc.                                           29,025
    700      *Eagle USA Airfreight, Inc.                                29,641
  2,100      *Frontier Airlines, Inc.                                   33,928
  2,000      *Mesaba Holdings, Inc.                                     25,437
  1,000     *+Midwest Express Holdings, Inc.                            34,000
  1,400      +SkyWest, Inc.                                             34,781
  5,300     *+Transport World Airlines, Inc.                            26,169
                                                                    ------------
                                                                       521,181
--------------------------------------------------------------------------------
TRANSPORTATION-RAILROAD: 0.5%
  2,500       Florida East Coast Industries, Inc.                      110,625
  2,800      *Swift Transportation Co., Inc.                            61,513
  3,500       Trinity Industries, Inc.                                 117,250
  5,100      *Wisconsin Central Transportation Corp.                    95,306
                                                                    ------------
                                                                       384,694
--------------------------------------------------------------------------------
TRANSPORTATION-SHIPPING: 0.2%
  3,500       Alexander & Baldwin, Inc.                                 77,656
  2,500      *Kirby Corp.                                               52,969
  1,900       Werner Enterprises, Inc.                                  39,425
                                                                    ------------
                                                                       170,050
--------------------------------------------------------------------------------


                                    MSF-95

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                       VALUE
 SHARES                        ISSUE                                 (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK:(CONTINUED)
--------------------------------------------------------------------------------
TRANSPORTATION-TRUCKING: 0.6%
    1,400     *American Freightways Corp.                            $  27,344
    2,500      Arnold Industries, Inc.                                  38,516
    3,300     *C.H.Robinson Worldwide, Inc.                            120,862
    1,000     *Consolidated Freightways Corp.                           12,844
    1,500      Hunt (J.B.) Transport Services, Inc.                     24,422
      700    *+Knight Transportation, Inc.                              14,962
      800     *Landstar System, Inc.                                    28,875
      500     *M.S. Carriers, Inc.                                      14,828
    2,600      Roadway Express, Inc.                                    50,619
    2,100      U.S. Freightways Corp.                                   96,666
    2,000     *Yellow Corp.                                             35,187
                                                                    ------------
                                                                       465,125
--------------------------------------------------------------------------------
UTILITIES: 0.8%
    1,350      Aquarion Co.                                             46,913
    3,500      Avista Corp.                                             56,875
    1,200      California Water Service Group                           31,350
    1,000      CILCORP, Inc.                                            62,500
    1,100      Orange & Rockland Utilities, Inc.                        64,281
    1,500      Pennsylvania Enterprises, Inc.                           46,031
    3,700     +Philadelphia Suburban Corp.                              85,331
    3,000      Rochester Gas and Electric Corp.                         79,687
    1,400      SIGCORP, Inc.                                            39,638
    1,800      United Water Resources, Inc.                             40,838
                                                                    ------------
                                                                       553,444
--------------------------------------------------------------------------------
UTILITIES-ELECTRIC: 1.5%
    1,200      American States Water Co.                                34,050
    1,400      Black Hills Corp.                                        32,375
    1,700      Central Hudson Gas & Electric Corp.                      71,400
    2,200      CLECO Corp.                                              66,825
    2,100      CMP Group, Inc.                                          54,994
    1,500      Commonwealth Energy System                               63,000
    1,200      Eastern Utilities Associates                             34,950
    3,900     *El Paso Electric Co.                                     34,856
    1,900      Empire District Electric Co.                             49,519
    2,300     +Hawaiian Electric Industries, Inc.                       81,650
    2,700     +IdaCorp, Inc.                                            85,050
    1,100      Madison Gas & Electric Co.                               22,481
    3,600      Nevada Power Co.                                         90,000
    1,400      Northwestern Corp.                                       33,863
      800      Otter Tail Power Co.                                     30,825
    3,100     +Public Service Co. of New Mexico                         61,612
    2,200      Sierra Pacific Resources                                 80,025
    1,200      TNP Enterprises, Inc.                                    43,500
    3,700    *+Unisource Energy Corp.                                   44,169
      800     +United Illuminating Co.                                  33,950
    1,900      WPS Resources Corp.                                      57,000
                                                                    ------------
                                                                     1,106,094
--------------------------------------------------------------------------------
UTILITIES-GAS & PIPELINES: 1.9%
    4,200      AGL Resources, Inc.                                      77,437
    2,200      Atmos Energy Corp.                                       55,000
      900      Colonial Gas Co.                                         33,300
      800      Connecticut Energy Corp.                                 30,850
    1,200      CTG Resources, Inc.                                      43,650
    1,500      Eastern Enterprises                                      59,625
    2,500      Equitable Resources, Inc.                                94,375
    1,700      Indiana Energy, Inc.                                     36,231
    1,900      Laclede Gas Co.                                          44,175
    4,300      MDU Resources Group, Inc.                                98,094
    1,900     +New Jersey Resources Corp.                               71,131
    1,500      North Carolina Natural Gas Corp.                         51,094
    1,500      Northwest Natural Gas Co.                                36,094
    1,500     +NUI Corp.                                                37,500
    2,200      Piedmont Natural Gas Co., Inc.                           68,475
    1,400      Public Service Co. of North Carolina, Inc.               40,950
    2,100      SEMCO Energy, Inc.                                       32,222
    1,600      South Jersey Industries, Inc.                            45,300
    1,400    *+Southern Union Co.                                       30,450
    2,100      Southwest Gas Corp.                                      60,112
    1,900      Southwestern Energy Co.                                  20,069
    2,500     *TransMontaigne, Inc.                                     31,406


                                    MSF-96

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PORTFOLIO
JUNE 30, 1999 (UNAUDITED)

                                                                     VALUE
 SHARES                 ISSUE                                      (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK:(CONTINUED)
--------------------------------------------------------------------------------
UTILITIES-GAS & PIPELINES:(CONTINUED)
     2,600       UGI Corp.                                               52,488
     3,200       Washington Gas Light Co.                                83,200
     1,400       Western Gas Resources, Inc.                             22,400
     3,500       WICOR, Inc.                                             97,781
     1,200      +Yankee Energy Systems, Inc.                             47,625
                                                                   ------------
                                                                      1,401,034
--------------------------------------------------------------------------------
UTILITIES-TELEPHONE: 0.4%
     1,000      +CFW Communications Co.                                  24,000
     1,900      *Commnet Cellular, Inc.                                  50,291
     1,300      *IDT Corp.                                               28,925
     3,900     *+ITC Deltacom, Inc.                                     109,078
     2,000     *+Omnipoint Corp.                                         57,812
                                                                   ------------
                                                                        270,106
--------------------------------------------------------------------------------
UTILITIES-WATER: 0.1%
       900       E'town Corp.                                            41,175
--------------------------------------------------------------------------------
                 TOTAL COMMON STOCK
                 (Cost : $66,337,731)                                71,846,571
                                                                   ------------
--------------------------------------------------------------------------------
  FACE                                  INTEREST    MATURITY         VALUE
 AMOUNT                 ISSUE             RATE        DATE         (NOTE 1A)
--------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 0.5%
--------------------------------------------------------------------------------
$375,000         Federal Home Loan
                 Mortgage Corp.            5.000%    7/14/99        $   374,323
                                                                   ------------
                 TOTAL SHORT TERM OBLIGATIONS
                 (Cost: $374,323) ...........................           374,323
                                                                   ------------
--------------------------------------------------------------------------------
                 TOTAL INVESTMENTS: 100.0%
                 (Cost $66,712,054) .........................        72,220,894
                 OTHER ASSETS LESS LIABILITIES: 0.0% ........           (25,203)
                                                                   ------------
                 TOTAL NET ASSETS: 100.0% ...................       $72,195,691
                                                                   ============
--------------------------------------------------------------------------------

LEGEND:
------
* Non-income producing security
+ Securities on loan.
++ Fractional Shares

SECURITIES LENDING: (Note 7)
-----------------
 As of June 30, 1999, the market value of securities loaned was $7,208,922 with collateral backing valued at $7,347,445.

                       See Notes to Financial Statements.

                                     MSF-97

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

                                                                                                       STATE STREET
                                                                         STATE STREET   STATE STREET     RESEARCH      STATE STREET
                                                                           RESEARCH       RESEARCH        MONEY         RESEARCH
                                                                            GROWTH         INCOME         MARKET       DIVERSIFIED
                                                                           PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                        --------------  -------------  ------------  --------------
Assets:        Investments, at value (Note 1A) ........................  $3,497,792,722  $526,880,905   $52,180,927  $2,886,830,567
               Cash ...................................................             273           892         1,006              --
               Foreign currencies held at value .......................              --            --            --              --
               Receivable for investment securities sold...............              --     7,087,709            --      16,300,193
               Receivable for fund shares sold ........................              --            --        26,225         690,775
               Receivable for dividends and interest...................       2,297,220     7,425,161           121      19,290,226
               Unrealized appreciation on forward contacts (Note 10) ..              --       271,167            --         579,757
               Collateral for securities loaned (Note 7) ..............     136,213,403    21,469,153            --     104,061,054
               Other Assets ...........................................         167,277            --            15          61,747
                                                                         --------------  ------------   -----------  --------------
                    TOTAL ASSETS ......................................   3,636,470,895   563,134,987    52,208,294   3,027,814,319
                                                                         --------------  ------------   -----------  --------------

Liabilities:   Payable for investment securities purchased ............       2,424,403    29,190,132            --      50,373,350
               Payable for capital stock repurchased ..................       1,182,446       354,915        17,022          17,786
               Unrealized depreciation on forward contacts (Note 10) ..              --            --            --              --
               Return of collateral for securities loaned (Note 7) ....     136,213,403    21,469,153            --     104,061,054
               Bank overdraft .........................................              --            --            --           2,600
               Accrued investment management fee (Note 3)..............       1,307,831       135,145        10,882         982,416
               Accrued and other liabilities...........................          97,885        25,849         7,024          84,203
                                                                         --------------  ------------   -----------  --------------
                    TOTAL LIABILITIES..................................     141,225,968    51,175,194        34,928     155,521,409
                                                                         --------------  ------------   -----------  --------------
Net Assets:                                                               3,495,244,927  $511,959,793   $52,173,366  $2,872,292,910
                                                                         ==============  ============   ===========  ==============

Composition of
Net Assets:    Paid-in-capital ........................................   2,410,361,968   519,477,226    50,999,349   2,400,906,658
               Undistributed/(overdistributed) net investment
                 income/(loss).........................................       9,315,795    14,620,554     1,171,728      38,769,408
               Net unrealized appreciation/(depreciation)..............     816,587,794   (17,598,694)           --     316,118,230
               Accumulated net realized gain/(loss)....................     258,979,370    (4,539,293)        2,289     116,498,614
                                                                         --------------  ------------   -----------  --------------
                    NET ASSETS ........................................  $3,495,244,927  $511,959,793   $52,173,366  $2,872,292,910
                                                                         ==============  ============   ===========  ==============
                    SHARES OUTSTANDING.................................      86,479,138    41,322,337     4,928,740     150,976,350
                                                                         ==============  ============   ===========  ==============
                    NET ASSET VALUE PER SHARE .........................           40.42  $      12.39   $     10.59  $        19.02
                                                                         ==============  ============   ===========  ==============

               --------------------------------------------------------------------------------------------------------------------
               Notes:
               (1) Investments, at cost................................   2,681,199,249  $544,748,289   $52,180,927  $2,571,283,809
               (2) Cost of foreign currency............................              --            --            --              --

               See Notes to Financial Statements

                                     MSF-98

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
Financial Statements
-------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1999 (Unaudited)

                                                                              STATE STREET
                                                                                RESEARCH            METLIFE         SANTANDER
                                                                               AGGRESSIVE            STOCK        INTERNATIONAL
                                                                                 GROWTH              INDEX            STOCK
                                                                                PORTFOLIO          PORTFOLIO        PORTFOLIO
                                                                             ---------------    ---------------  ----------------
 Assets:        Investments, at value (Note 1A) ............................ $ 1,350,671,553    $ 3,789,693,498   $   301,921,358
                Cash .......................................................         242,482             38,435               960
                Foreign currencies held at value ...........................              --                 --           180,295
                Receivable for investment securities sold ..................      12,354,746          5,916,066         1,672,215
                Receivable for fund shares sold ............................              --                 --         5,500,081
                Receivable for dividends and interest ......................         347,969          3,248,188           405,683
                Unrealized appreciation on forward contacts (Note 10) ......              --                 --                --
                Collateral for securities loaned (Note 7) ..................     189,621,560         24,296,719        26,304,462
                Other Assets ...............................................              74             31,018           488,504
                                                                             ---------------    ---------------   ---------------
                     TOTAL ASSETS ..........................................   1,553,238,384      3,823,223,924       336,473,558
                                                                             ---------------    ---------------   ---------------

 Liabilities:   Payable for investment securities purchased ................      11,180,163         13,172,137                --
                Payable for capital stock repurchased ......................       1,216,865            698,088                --
                Unrealized depreciation on forward contacts (Note 10) ......              --                 --                --
                Return of collateral for securities loaned (Note 7) ........     189,621,560         24,296,719        26,304,462
                Bank overdraft .............................................              --                 --                --
                Accrued investment management fee (Note 3) .................         764,182            742,926           184,046
                Accrued and other liabilities ..............................          45,337            104,988           123,247
                                                                             ---------------    ---------------   ---------------
                     TOTAL LIABILITIES .....................................     202,828,107         39,014,858        26,611,755
                                                                             ---------------    ---------------   ---------------
 Net Assets:                                                                 $ 1,350,410,277    $ 3,784,209,066   $   309,861,803
                                                                             ===============    ===============   ===============
 Composition of
 Net Assets:    Paid-in-capital ............................................     991,480,788      2,248,084,218       272,447,971
                Undistributed/(overdistributed net investment
                  income/(loss) ............................................      (7,086,686)        17,889,362         3,678,434
                Net unrealized appreciation/(depreciation) .................     315,313,801      1,444,969,354        27,705,506
                Accumulated net realized gain/(loss) .......................      50,702,374         73,266,132         6,029,892
                                                                             ---------------    ---------------   ---------------
                     NET ASSETS ............................................ $ 1,350,410,277    $ 3,784,209,066   $   309,861,803
                                                                             ===============    ===============   ===============
                     SHARES OUTSTANDING ....................................      44,032,252         96,505,171        22,335,450
                                                                             ===============    ===============   ===============
                     NET ASSET VALUE PER SHARE ............................. $         30.67    $         39.21   $         13.87
                                                                             ===============    ===============   ===============

                -------------------------------------------------------------------------------------------------------------------
                Notes:
                (1) Investments, at cost.................                    $ 1,035,357,752    $ 2,344,724,143   $   274,188,738
                (2) Cost of foreign currency.............                                 --                 --           180,295


                                                                                  LOOMIS
                                                                                  SAYLES                          T. ROWE PRICE
                                                                                HIGH YIELD           JANUS           SMALL CAP
                                                                                   BOND             MID CAP            GROWTH
                                                                                 PORTFOLIO         PORTFOLIO          PORTFOLIO
                                                                             ---------------    ---------------    ---------------
 Assets:        Investments, at value (Note 1A) ............................ $    50,750,070    $   802,232,520    $   206,892,320
                Cash .......................................................             792             44,404                 --
                Foreign currencies held at value ...........................             992                 --                 --
                Receivable for investment securities sold ..................              --         10,982,892          1,733,492
                Receivable for fund shares sold ............................          45,315          1,040,036                 --
                Receivable for dividends and interest ......................         885,291             60,925             29,643
                Unrealized appreciation on forward contacts (Note 10) ......          10,602                 --                 --
                Collateral for securities loaned (Note 7) ..................       1,556,669        128,580,835         21,456,285
                Other Assets ...............................................             258                 38                 --
                                                                             ---------------    ---------------    ---------------
                     TOTAL ASSETS ..........................................      53,249,989        942,941,650        230,111,740
                                                                             ---------------    ---------------    ---------------

 Liabilities:   Payable for investment securities purchased ................          11,664         28,758,609          3,252,480
                Payable for capital stock repurchased ......................              --                 --          4,827,711
                Unrealized depreciation on forward contacts (Note 10) ......              --                 --                 --
                Return of collateral for securities loaned (Note 7) ........       1,556,669        128,580,835         21,456,285
                Bank overdraft .............................................              --                 --                 --
                Accrued investment management fee (Note 3) .................          29,304            409,594             82,725
                Accrued and other liabilities ..............................          10,396             22,882             15,111
                                                                             ---------------    ---------------    ---------------
                     TOTAL LIABILITIES .....................................       1,608,033        157,771,920         29,634,312
                                                                             ---------------    ---------------    ---------------
 Net Assets:                                                                 $    51,641,956    $   785,169,730    $   200,477,428
                                                                             ===============    ===============    ===============
 Composition of
 Net Assets:    Paid-in-capital ............................................      55,839,520        565,507,935        183,329,349
                Undistributed/(overdistributed net investment
                  income/(loss) ............................................       2,152,564         (1,526,218)          (301,121)
                Net unrealized appreciation/(depreciation) .................      (5,939,710)       160,456,624         35,380,671
                Accumulated net realized gain/(loss) .......................        (410,418)        60,731,389        (17,931,471)
                                                                             ---------------    ---------------    ---------------
                     NET ASSETS ............................................ $    51,641,956    $   785,169,730    $   200,477,428
                                                                             ===============    ===============    ===============
                     SHARES OUTSTANDING ....................................       5,502,546         35,292,340         15,816,369
                                                                             ===============    ===============    ===============
                     NET ASSET VALUE PER SHARE ............................. $          9.39    $         22.25    $         12.68
                                                                             ===============    ===============    ===============

                -------------------------------------------------------------------------------------------------------------------
                Notes:
                (1) Investments, at cost.................................... $    56,700,632    $   641,775,896    $   171,511,649
                (2) Cost of foreign currency................................           1,000                 --                 --

                                                                                    SCUDDER
                                                                                    GLOBAL
                                                                                    EQUITY
                                                                                   PORTFOLIO
                                                                               ---------------
 Assets:        Investments, at value (Note 1A) ............................   $   131,787,943
                Cash .......................................................                73
                Foreign currencies held at value ...........................            32,623
                Receivable for investment securities sold ..................           219,600
                Receivable for fund shares sold ............................           320,261
                Receivable for dividends and interest ......................           112,959
                Unrealized appreciation on forward contacts (Note 10) ......            25,107
                Collateral for securities loaned (Note 7) ..................         7,888,463
                Other Assets ...............................................            75,170
                                                                               ---------------
                     TOTAL ASSETS ..........................................       140,462,199
                                                                               ---------------

 Liabilities:   Payable for investment securities purchased ................            58,038
                Payable for capital stock repurchased ......................                 6
                Unrealized depreciation on forward contacts (Note 10) ......                --
                Return of collateral for securities loaned (Note 7) ........         7,888,463
                Bank overdraft .............................................                --
                Accrued investment management fee (Note 3) .................            71,470
                Accrued and other liabilities ..............................            27,694
                                                                               ---------------
                     TOTAL LIABILITIES .....................................         8,045,671
                                                                               ---------------
 Net Assets:                                                                   $   132,416,528
                                                                               ===============
 Composition of
 Net Assets:    Paid-in-capital ............................................       111,481,600
                Undistributed/(overdistributed net investment
                  income/(loss) ............................................           822,762
                Net unrealized appreciation/(depreciation) .................        18,715,142
                Accumulated net realized gain/(loss) .......................         1,397,024
                                                                               ---------------
                     NET ASSETS ............................................   $   132,416,528
                                                                               ===============
                     SHARES OUTSTANDING ....................................         9,946,545
                                                                               ===============
                     NET ASSET VALUE PER SHARE .............................   $         13.31
                                                                               ===============

                ------------------------------------------------------------------------------
                Notes:
                (1) Investments, at cost.................                      $   113,095,585
                (2) Cost of foreign currency.............                               32,576


                                    MSF-99

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABLITIES
JUNE 30, 1999 (UNAUDITED)

                                                                                          NEUBERGER                        LEHMAN
                                                                            HARRIS         BERMAN         T. ROWE         BROTHERS
                                                                            OAKMARK       PARTNERS         PRICE         AGGREGATE
                                                                           LARGE CAP       MID CAP       LARGE CAP          BOND
                                                                             VALUE          VALUE         GROWTH           INDEX
                                                                           PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                                          -----------    -----------    -----------    ------------
ASSETS:          Investments, at value (Note 1A) .......................  $26,944,659    $22,878,025    $26,756,513    $102,382,248
                 Cash ..................................................           28            726            747          89,693
                 Foreign currencies held at value ......................           --             --             --              --
                 Receivable for investment securities sold .............           --        413,497        248,489              --
                 Receivable for fund shares sold .......................      232,571        252,556         81,795         349,965
                 Receivable for dividends and interest .................       45,271         24,674         14,373       1,224,988
                 Unrealized appreciation on forward contacts (Note 10)..           --             --             --              --
                 Collateral for securities loaned (Note 7) .............           --             --             --      10,213,020
                 Other Assets ..........................................        4,877          5,448         11,264              --
                                                                          -----------    -----------    -----------    ------------
                      TOTAL ASSETS .....................................   27,227,406     23,574,926     27,113,181     114,259,914
                                                                          -----------    -----------    -----------    ------------

LIABILITIES:     Payable for investment securities purchased ...........      567,465        352,987        500,248       5,241,578
                 Payable for capital stock repurchased .................           --             --             --              --
                 Unrealized depreciation on forward contacts (Note 10)..           --             --             --              --
                 Return of collateral for securities loaned (Note 7) ...           --             --             --      10,213,020
                 Bank overdraft ........................................           --             --             --              --
                 Accrued investment management fee (Note 3) ............       14,824         12,800         14,219          19,356
                 Accrued and other liabilities .........................        8,830          9,150         14,776          11,695
                                                                          -----------    -----------    -----------    ------------
                      TOTAL LIABILITIES ................................      591,119        374,937        529,243      15,485,649
                                                                          -----------    -----------    -----------    ------------
NET ASSETS:                                                               $26,636,287    $23,199,989    $26,583,938    $ 98,774,265
                                                                          ===========    ===========    ===========    ============

COMPOSITION OF
NET ASSETS:      Paid-in-capital .......................................   24,407,387     20,103,147     24,512,293     100,073,720
                 Undistributed/(overdistributed) net investment
                   income/(loss) .......................................      110,854         58,405         28,119       2,311,350
                 Net unrealized appreciation/(depreciation) ............    2,062,235      1,662,060      1,968,158      (3,287,156)
                 Accumulated net realized gain/(loss) ..................       55,811      1,376,377         75,368        (323,649)
                                                                          -----------    -----------    -----------    ------------
                      NET ASSETS .......................................  $26,636,287    $23,199,989    $26,583,938    $ 98,774,265
                                                                          ===========    ===========    ===========    ============
                      SHARES OUTSTANDING ...............................    2,419,165      1,847,931      2,218,103      10,006,037
                                                                          ===========    ===========    ===========    ============
                      NET ASSET VALUE PER SHARE ........................  $     11.01    $     12.55    $     11.98    $       9.87
                                                                          ===========    ===========    ===========    ============

                 ------------------------------------------------------------------------------------------------------------------
                 Notes:
                 (1) Investments, at cost ..............................  $24,882,425   $ 21,215,965    $24,788,462    $105,669,404
                 (2) Cost of foreign currency ..........................           --             --             --              --
                 See Notes to Financial Statements

                                    MSF-100

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

                                                                            MORGAN
                                                                            STANLEY      RUSSELL
                                                                             EAFE         2000
                                                                             INDEX        INDEX
                                                                           PORTFOLIO    PORTFOLIO
                                                                          -----------  -----------
ASSETS:          Investments, at value (Note 1A) .......................  $49,277,227  $72,220,894
                 Cash ..................................................       14,781      101,812
                 Foreign currencies held at value ......................       47,395           --
                 Receivable for investment securities sold .............       92,933    2,805,444
                 Receivable for fund shares sold .......................      258,967      285,759
                 Receivable for dividends and interest .................       67,912       64,154
                 Unrealized appreciation on forward contacts (Note 10)..           --           --
                 Collateral for securities loaned (Note 7) .............    1,017,051    7,347,445
                 Other Assets ..........................................      125,616       22,519
                                                                          -----------  -----------
                      TOTAL ASSETS .....................................   50,901,882   82,848,027
                                                                          -----------  -----------

LIABILITIES:     Payable for investment securities purchased ...........      709,463    3,257,626
                 Payable for capital stock repurchased .................           --           --
                 Unrealized depreciation on forward contacts (Note 10)..           --           --
                 Return of collateral for securities loaned (Note 7) ...    1,017,051    7,347,445
                 Bank overdraft ........................................           --           --
                 Accrued investment management fee (Note 3) ............       11,577       13,736
                 Accrued and other liabilities .........................      102,632       33,529
                                                                          -----------  -----------
                      TOTAL LIABILITIES ................................    1,840,723   10,652,336
                                                                          -----------  -----------
NET ASSETS:                                                               $49,061,159  $72,195,691
                                                                          ===========  ===========

COMPOSITION OF
NET ASSETS:      Paid-in-capital .......................................   45,940,684   63,519,290
                 Undistributed/(overdistributed) net investment
                   income/(loss) .......................................      429,588      264,643
                 Net unrealized appreciation/(depreciation) ............    2,654,522    5,508,840
                 Accumulated net realized gain/(loss) ..................       36,365    2,902,918
                                                                          -----------  -----------
                      NET ASSETS .......................................  $49,061,159  $72,195,691
                                                                          ===========  ===========
                      SHARES OUTSTANDING ...............................    4,389,705    6,222,928
                                                                          ===========  ===========
                      NET ASSET VALUE PER SHARE ........................  $     11.18  $     11.60
                                                                          ===========  ===========

                 ---------------------------------------------------------------------------------
                 Notes:
                 (1) Investments, at cost ..............................  $46,620,013  $66,712,054
                 (2) Cost of foreign currency ..........................       47,442           --
                 See Notes to Financial Statements

                                    MFS-101

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

                                                                                                      STATE STREET
                                                                         STATE STREET  STATE STREET     RESEARCH     STATE STREET
                                                                           RESEARCH      RESEARCH        MONEY         RESEARCH
                                                                            GROWTH        INCOME         MARKET       DIVERSIFIED
                                                                          PORTFOLIO      PORTFOLIO     PORTFOLIO       PORTFOLIO
                                                                        ------------  -------------  ------------  ---------------
INVESTMENT       Interest (Note 1B) (1) ............................... $   3,166,969  $  16,402,823   $   1,292,785  $  40,049,802
INCOME:          Dividends (Note 1B) ..................................    14,723,564             --              --      6,861,311
                                                                        -------------  -------------   -------------  -------------
                 Total investment income, net of withholding taxes (2)     17,890,533     16,402,823       1,292,785     46,911,113
                                                                        -------------  -------------   -------------  -------------

EXPENSES:        Investment management fee (Note 3A) ..................     7,710,477        831,127          65,113      5,848,700
                 Printing and distribution fees .......................       343,507         57,515           5,329        291,703
                 Custodian and transfer agent fees ....................       229,591         73,752          23,685        233,366
                 Audit and tax service fees ...........................         7,805          5,677           5,574          7,420
                 Directors fees .......................................         3,617          3,617           3,617          3,617
                 Insurance fees .......................................         2,496          2,496           2,496          2,496
                 Other operating expenses .............................         2,237          2,239           2,239          2,237
                                                                        -------------  -------------   -------------  -------------
                 Total expenses before reimbursement ..................     8,299,730        976,423         108,053      6,389,539
                                                                        -------------  -------------   -------------  -------------
                 Less: expense reimbursement ..........................            --             --              --             --
                                                                        -------------  -------------   -------------  -------------
                 Net expenses .........................................     8,299,730        976,423         108,053      6,389,539
                                                                        -------------  -------------   -------------  -------------
                      NET INVESTMENT INCOME/(LOSS) ....................     9,590,803     15,426,400       1,184,732     40,521,574
                                                                        -------------  -------------   -------------  -------------

NET REALIZED     Investments ..........................................   263,252,450     (1,596,947)             --    119,705,570
GAIN/(LOSS) ON:  Foreign currency transactions (Note 8) ...............       129,202       (461,809)             --       (938,013)
                                                                        -------------  -------------   -------------  -------------
                      NET REALIZED GAIN/(LOSS) ........................   263,381,652     (2,058,756)             --    118,767,557
                                                                        -------------  -------------   -------------  -------------

NET UNREALIZED   Beginning of period investments and
APPRECIATION/    foreign currency holdings (Notes 8, 10) ..............   756,429,561     10,923,390              --    357,500,084
(DEPRECIATION):  End of period investments and
                 foreign currency holdings (Notes 8, 10) ..............   816,587,794    (17,598,694)             --    316,118,230
                                                                        -------------  -------------   -------------  -------------
                      NET UNREALIZED
                       APPRECIATION/(DEPRECIATION) ....................    60,158,233    (28,522,084)             --    (41,381,854)
                                                                        -------------  -------------   -------------  -------------
                      NET INCREASE/(DECREASE) IN NET ASSETS
                         RESULTING FROM OPERATIONS .................... $ 333,130,688  $ (15,154,440)  $   1,184,732  $ 117,907,277
                                                                        =============  =============   =============  =============

                --------------------------------------------------------------------------------------------------------------------
                 Notes:
                 (1) Income on securites loaned ....................... $      95,700  $      44,474   $          --  $     175,615
                 (2) Withholding taxes ................................       211,011             --              --         98,703

                 See Notes to Financial Statements.

                                    MSF-102

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

                                                                      STATE STREET                                      LOOMIS
                                                                        RESEARCH          METLIFE       SANTANDER       SAYLES
                                                                       AGGRESSIVE          STOCK      INTERNATIONAL   HIGH YIELD
                                                                         GROWTH            INDEX          STOCK          BOND
                                                                        PORTFOLIO        PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                      -------------   --------------  -------------  --------------

INVESTMENT      Interest (Note 1B) (1) .............................. $   1,295,207   $      287,751  $     149,842   $   2,336,835
INCOME:         Dividends (Note 1B) .................................     1,554,070       22,709,501      3,465,439          76,696
                                                                      -------------   --------------  -------------   -------------
                Total investment income, net of withholding taxes (2)     2,849,277       22,997,252      3,615,281       2,413,531
                                                                      -------------   --------------  -------------   -------------

EXPENSES:       Investment management fee (Note 3A) .................     4,717,324        4,231,254      1,110,917         164,776
                Printing and distribution fees ......................       164,035          325,960         35,192           4,800
                Custodian and transfer agent fees ...................       106,488          312,397        294,875          42,948
                Audit and tax service fees ..........................         6,302            7,742          5,772           5,255
                Directors fees ......................................         3,617            3,617          3,617           3,617
                Insurance fees ......................................         2,496            2,496          2,496           2,496
                Other operating expenses ............................         2,238            2,237          2,239           2,238
                                                                      -------------   --------------  -------------   -------------
                Total expenses before reimbursement .................     5,002,500        4,885,703      1,455,108         226,130
                                                                      -------------   --------------  -------------   -------------
                Less: expense reimbursement .........................            --               --             --           6,722
                                                                      -------------   --------------  -------------   -------------
                Net expenses ........................................     5,002,500        4,885,703      1,455,108         219,408
                                                                      -------------   --------------  -------------   -------------
                     NET INVESTMENT INCOME/(LOSS) ...................    (2,153,223)      18,111,549      2,160,173       2,194,123
                                                                      -------------   --------------  -------------   -------------


NET REALIZED    Investments .........................................    46,595,771       79,599,614     14,435,426        (183,272)
GAIN/(LOSS) ON: Foreign currency transactions (Note 8) ..............         5,445              440     (5,368,286)         17,553
                                                                      -------------   --------------  -------------   -------------
                     NET REALIZED GAIN/(LOSS) .......................    46,601,216       79,600,054      9,067,140        (165,719)
                                                                      -------------   --------------  -------------   -------------


NET UNREALIZED  Beginning of period investments and
APPRECIATION/     foreign currency holdings (Notes 8, 10) ...........   303,801,880    1,142,925,615     26,443,264      (9,111,204)
(DEPRECIATION): End of period investments and
                  foreign currency holdings (Notes 8, 10) ...........   315,313,800    1,444,969,354     27,705,506      (5,939,710)
                                                                      -------------   --------------  -------------   -------------
                     NET UNREALIZED
                       APPRECIATION/(DEPRECIATION) ..................    11,511,920      302,043,739      1,262,242       3,171,494
                                                                      -------------   --------------  -------------   -------------
                     NET INCREASE/(DECREASE) IN NET ASSETS
                        RESULTING FROM OPERATIONS ................... $  55,959,913   $  399,755,342  $  12,489,555   $   5,199,898
                                                                      =============   ==============  =============   =============
------------------------------------------------------------------------------------------------------------------------------------
                Notes:
                (1) Income on securites loaned ...................... $     233,868   $       82,022  $      55,853   $       3,699
                (2) Withholding taxes ...............................            --          347,815        486,372           1,639

                                                                                       T. ROWE PRICE       SCUDDER
                                                                            JANUS        SMALL CAP          GLOBAL
                                                                           MID CAP         GROWTH           EQUITY
                                                                          PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                        -------------   -------------  ---------------
INVESTMENT       Interest (Note 1B) (1) ..............................  $     759,453   $     168,620   $     311,054
INCOME:          Dividends (Note 1B) .................................        261,888         135,189       1,055,891
                                                                        -------------   -------------   -------------
                 Total investment income, net of withholding taxes (2)      1,021,341         303,809       1,366,945
                                                                        -------------   -------------   -------------

EXPENSES:        Investment management fee (Note 3A) .................      1,895,099         475,566         409,560
                 Printing and distribution fees ......................         32,053          18,285          11,602
                 Custodian and transfer agent fees ...................         77,619          58,047          96,379
                 Audit and tax service fees ..........................          5,451           5,315           5,516
                 Directors fees ......................................          3,617           3,617           3,617
                 Insurance fees ......................................          2,496           2,496           2,496
                 Other operating expenses ............................          2,239           2,237           2,237
                                                                        -------------   -------------   -------------
                 Total expenses before reimbursement .................      2,018,574         565,563         531,407
                                                                        -------------   -------------   -------------
                 Less: expense reimbursement .........................             --              --              --
                                                                        -------------   -------------   -------------
                 Net expenses ........................................      2,018,574         565,563         531,407
                                                                        -------------   -------------   -------------
                     NET INVESTMENT INCOME/(LOSS) ....................       (997,233)       (261,754)        835,538
                                                                        -------------   -------------   -------------


NET REALIZED     Investments .........................................     61,096,641      (1,130,926)      2,398,333
GAIN/(LOSS) ON:  Foreign currency transactions (Note 8) ..............        (27,375)             --        (802,537)
                                                                        -------------   -------------   -------------
                     NET REALIZED GAIN/(LOSS) ........................     61,069,266      (1,130,926)      1,595,796
                                                                        -------------   -------------   -------------


NET UNREALIZED   Beginning of period investments and
APPRECIATION/      foreign currency holdings (Notes 8, 10) ...........     82,690,135      27,478,297      10,888,557
(DEPRECIATION):  End of period investments and
                   foreign currency holdings (Notes 8, 10) ...........    160,456,624      35,380,671      18,715,142
                                                                        -------------   -------------   -------------

                     NET UNREALIZED
                       APPRECIATION/(DEPRECIATION) ...................     77,766,489       7,902,374       7,826,585
                                                                        -------------   -------------   -------------
                     NET INCREASE/(DECREASE) IN NET ASSETS
                       RESULTING FROM OPERATIONS .....................  $ 137,838,522   $   6,509,694   $  10,257,919
                                                                        =============   =============   =============
                --------------------------------------------------------------------------------------------------------------------
                  Notes:
                 (1) Income on securites loaned ......................  $     162,784   $      37,297   $      19,498
                 (2) Withholding taxes ...............................             --              --          71,986





                                    MSF-103

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

                                                                                       NEUBERGER                   LEHMAN
                                                                          HARRIS        BERMAN       T. ROWE      BROTHERS
                                                                          OAKMARK      PARTNERS       PRICE      AGGREGATE
                                                                         LARGE CAP      MID CAP     LARGE CAP      BOND
                                                                           VALUE         VALUE       GROWTH        INDEX
                                                                         PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO
                                                                        -----------   -----------  -----------   -----------
INVESTMENT       Interest (Note 1B) (1) ..............................  $    33,778   $    20,278  $    28,345   $ 2,492,517
INCOME:          Dividends (Note 1B) .................................      155,921       107,376       74,387            --
                                                                        -----------   -----------  -----------   -----------
                 Total investment income, net of withholding taxes (2)      189,699       127,654      102,732     2,492,517
                                                                        -----------   -----------  -----------   -----------

EXPENSES:        Investment management fee (Note 3A) .................       61,828        53,438       57,985        99,170
                 Printing and distribution fees ......................        1,179         1,129        1,043         7,632
                 Custodian and transfer agent fees ...................       29,617        34,640       61,690        35,042
                 Audit and tax service fees ..........................        7,682         7,681        7,682         7,731
                 Directors fees ......................................        3,617         3,617        3,617         3,617
                 Insurance fees ......................................        2,496         2,496        2,496         2,496
                 Other operating expenses ............................        2,240         2,775        2,291         2,239
                                                                        -----------   -----------  -----------   -----------
                 Total expenses before reimbursement .................      108,659       105,776      136,804       157,927
                                                                        -----------   -----------  -----------   -----------
                 Less: expense reimbursement .........................       30,337        36,527       62,192            --
                                                                        -----------   -----------  -----------   -----------
                 Net expenses ........................................       78,322        69,249       74,612       157,927
                                                                        -----------   -----------  -----------   -----------
                      NET INVESTMENT INCOME/(LOSS) ...................      111,377        58,405       28,120     2,334,590
                                                                        -----------   -----------  -----------   -----------

NET REALIZED     Investments .........................................       55,811     1,376,378       82,995      (345,359)
GAIN/(LOSS) ON:  Foreign currency transactions (Note 8) ..............           --            --       (6,136)           --
                                                                        -----------   -----------  -----------   -----------
                      NET REALIZED GAIN/(LOSS) .......................       55,811     1,376,378       76,859      (345,359)
                                                                        -----------   -----------  -----------   -----------
NET UNREALIZED   Beginning of period investments and
APPRECIATION/    foreign currency holdings (Notes 8, 10) .............     (127,600)      268,351      406,259       233,207
(DEPRECIATION):  End of period investments and
                 foreign currency holdings (Notes 8, 10) .............    2,062,235     1,662,060    1,968,158    (3,287,156)
                                                                        -----------   -----------  -----------   -----------
                      NET UNREALIZED APPRECIATION/(DEPRECIATION) .....    2,189,835     1,393,709    1,561,899    (3,520,363)
                                                                        -----------   -----------  -----------   -----------
                      NET INCREASE/(DECREASE) IN NET ASSETS
                         RESULTING FROM OPERATIONS ...................  $ 2,357,023   $ 2,828,492  $ 1,666,878   $(1,531,132)
                                                                        ===========   ===========  ===========   ===========
                 -------------------------------------------------------------------------------------------------------------
                 Notes:
                 (1) Income on securites loaned ......................  $        --   $        --  $        --   $       195
                 (2) Withholding taxes ...............................           --           213        1,861          (360)


          See Notes to Financial Statements.

                                    MSF-104

                                                                          MORGAN
                                                                          STANLEY      RUSSELL
                                                                            EAFE        2000
                                                                           INDEX        INDEX
                                                                         PORTFOLIO    PORTFOLIO
                                                                        -----------   ----------
INVESTMENT       Interest (Note 1B) (1) ..............................   $   27,453    $   20,378
INCOME:          Dividends (Note 1B) .................................      506,049       361,585
                                                                         ----------    ----------
                 Total investment income, net of withholding taxes (2)      533,502       381,963
                                                                         ----------    ----------

EXPENSES:        Investment management fee (Note 3A) .................       55,246        64,977
                 Printing and distribution fees ......................        3,311         4,708
                 Custodian and transfer agent fees ...................      369,980       187,564
                 Audit and tax service fees ..........................        7,698         7,709
                 Directors fees ......................................        3,617         3,617
                 Insurance fees ......................................        2,496         2,496
                 Other operating expenses ............................        2,942         2,594
                                                                         ----------    ----------
                 Total expenses before reimbursement .................      445,290       273,665
                                                                         ----------    ----------
                 Less: expense reimbursement .........................      343,296       156,345
                                                                         ----------    ----------
                 Net expenses ........................................      101,994       117,320
                                                                         ----------    ----------
                      NET INVESTMENT INCOME/(LOSS) ...................      431,508       264,643
                                                                         ----------    ----------

NET REALIZED     Investments .........................................      240,248     2,914,278
GAIN/(LOSS) ON:  Foreign currency transactions (Note 8) ..............      (80,203)           --
                                                                         ----------    ----------
                      NET REALIZED GAIN/(LOSS) .......................      160,045     2,914,278
                                                                         ----------    ----------


NET UNREALIZED   Beginning of period investments and
APPRECIATION/    foreign currency holdings (Notes 8, 10) .............    1,821,024     1,879,709
(DEPRECIATION):  End of period investments and
                 foreign currency holdings (Notes 8, 10) .............    2,654,522     5,508,840
                                                                         ----------    ----------
                      NET UNREALIZED APPRECIATION/(DEPRECIATION) .....      833,498     3,629,131
                                                                         ----------    ----------
                      NET INCREASE/(DECREASE) IN NET ASSETS
                         RESULTING FROM OPERATIONS ...................   $1,425,051    $6,808,052
                                                                         ==========    ==========
---------------------------------------------------------------------------------------------------
                 Notes:
                 (1) Income on securites
                  loaned .............................................   $       36    $      812
                 (2) Withholding taxes ...............................       65,028            84



                                    MSF-105

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                  STATE STREET                        STATE STREET
                                                                  RESEARCH GROWTH                    RESEARCH INCOME
                                                                    PORTFOLIO                          PORTFOLIO
                                                       --------------------------------    ---------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:                  FOR THE SIX                         FOR THE SIX
                                                         MONTHS ENDED     FOR THE YEAR       MONTHS ENDED     FOR THE YEAR
                                                           JUNE 30,           ENDED            JUNE 30,           ENDED
                                                             1999          DECEMBER 31,          1999          DECEMBER 31,
                                                         (UNAUDITED)          1998           (UNAUDITED)           1998
                                                       ---------------  ----------------   ---------------   ---------------
OPERATIONS:       Net investment income (loss) ......  $     9,590,803   $    27,761,991   $    15,426,400   $    28,438,208
                  Net realized gain (loss) from
                     investment and foreign currency
                     transactions ...................      263,381,652       239,776,427        (2,058,756)        9,707,383
                  Unrealized appreciation/
                     (depreciation) of investments
                     and foreign currency holdings ..       60,158,233       400,556,939       (28,522,084)        3,228,435
                                                       ---------------   ---------------   ---------------   ---------------
                  Net increase/(decrease) in net
                     assets resulting from operations      333,130,688       668,095,357       (15,154,440)       41,374,026
                                                       ---------------   ---------------   ---------------   ---------------

DISTRIBUTIONS TO  Net Investment income .............          (31,517)      (27,738,839)               --       (30,426,440)
SHAREHOLDERS:     Net realized gain from investment
                     transactions ...................      (51,297,956)     (258,432,068)         (897,435)       (9,521,620)
                                                       ---------------   ---------------   ---------------   ---------------
                  Total Distributions (Note 4) ......      (51,329,473)     (286,170,907)         (897,435)      (39,948,060)
                                                       ---------------   ---------------   ---------------   ---------------

CAPITAL SHARE     Net proceeds from sale of shares ..       77,151,843       183,944,051        20,183,450        99,254,831
TRANSACTIONS:     Net asset value of shares issued to
                     shareholders in reinvestment of
                     distributions ..................       51,329,473       286,170,907           897,435        39,948,060
                  Shares redeemed ...................      (27,118,715)      (89,019,880)      (19,923,590)      (25,965,115)
                                                       ---------------   ---------------   ---------------   ---------------
                  Net Capital Stock Transactions
                     (Note 9) .......................      101,362,601       381,095,078         1,157,295       113,237,776
                                                       ---------------   ---------------   ---------------   ---------------
                  NET INCREASE (DECREASE) IN
                     NET ASSETS .....................      383,163,816       763,019,528       (14,894,580)      114,663,742
                  NET ASSETS: Beginning of period ...    3,112,081,111     2,349,061,583       526,854,373       412,190,631
                                                       ---------------   ---------------   ---------------   ---------------
                  NET ASSETS: End of period .........  $ 3,495,244,927   $ 3,112,081,111   $   511,959,793   $   526,854,373
                                                       ===============   ===============   ===============   ===============

                                                               STATE STREET
                                                          RESEARCH MONEY MARKET
                                                                PORTFOLIO
                                                       ---------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:                FOR THE SIX
                                                       MONTHS ENDED   FOR THE YEAR
                                                         JUNE 30,        ENDED
                                                           1999       DECEMBER 31,
                                                        (UNAUDITED)      1998
                                                       ------------   ------------
OPERATIONS:       Net investment income (loss) ......  $  1,184,732   $  2,153,494
                  Net realized gain (loss) from
                     investment and foreign currency
                     transactions ...................            --            (76)
                  Unrealized appreciation/
                     (depreciation) of investments
                     and foreign currency holdings ..            --             --
                                                       ------------   ------------
                  Net increase/(decrease) in net
                     assets resulting from operations     1,184,732      2,153,418
                                                       ------------   ------------

DISTRIBUTIONS TO  Net Investment income .............       (15,739)    (2,137,755)
SHAREHOLDERS:     Net realized gain from investment
                     transactions ...................            --             --
                                                       ------------   ------------
                  Total Distributions (Note 4) ......       (15,739)    (2,137,755)
                                                       ------------   ------------

CAPITAL SHARE     Net proceeds from sale of shares ..    26,132,180     40,779,247
TRANSACTIONS:     Net asset value of shares issued to
                     shareholders in reinvestment of
                     distributions ..................        15,739      2,137,755
                  Shares redeemed ...................   (16,328,281)   (41,227,769)
                                                       ------------   ------------
                  Net Capital Stock Transactions
                     (Note 9) .......................     9,819,638      1,689,233
                                                       ------------   ------------
                  NET INCREASE/(DECREASE) IN
                     NET ASSETS .....................    10,988,631      1,704,896
                  NET ASSETS: Beginning of period ...    41,184,735     39,479,839
                                                       ------------   ------------
                  NET ASSETS: End of period .........  $ 52,173,366   $ 41,184,735
                                                       ============   ============
                  -----------------------------------------------------------------

                  See notes to Financial Statements.

                                    MSF-106

                                                             STATE STREET RESEARCH              STATE STREET RESEARCH
                                                                  DIVERSIFIED                     AGGRESSIVE GROWTH
                                                                   PORTFOLIO                          PORTFOLIO
                                                       ---------------------------------   ---------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:                  FOR THE SIX                         FOR THE SIX
                                                         MONTHS ENDED      FOR THE YEAR      MONTHS ENDED     FOR THE YEAR
                                                           JUNE 30,           ENDED            JUNE 30,           ENDED
                                                            1999           DECEMBER 31,         1999           DECEMBER 31,
                                                         (UNAUDITED)          1998           (UNAUDITED)           1998
                                                       ---------------   ---------------   ---------------   ---------------

OPERATIONS:       Net investment income (loss) ......  $    40,521,574   $    78,129,039   $    (2,153,223)  $    (2,655,843)
                  Net realized gain (loss) from
                     investment and foreign currency
                     transactions ...................      118,767,557       155,325,065        46,601,216        74,327,301
                  Unrealized appreciation/
                     (depreciation) of investments
                     and foreign currency holdings ..      (41,381,854)      178,233,566        11,511,920       106,901,703
                                                       ---------------   ---------------   ---------------   ---------------
                  Net increase/(decrease) in net
                     assets resulting from operations      117,907,277       411,687,670        55,959,913       178,573,161
                                                       ---------------   ---------------   ---------------   ---------------

DISTRIBUTIONS TO  Net Investment income .............               --       (79,241,817)               --                --
SHAREHOLDERS:     Net realized gain from investment
                     transactions ...................      (24,012,864)     (168,054,328)       (6,828,143)      (82,562,223)
                                                       ---------------   ---------------   ---------------   ---------------
                  Total Distributions (Note 4) ......      (24,012,864)     (247,296,145)       (6,828,143)      (82,562,223)
                                                       ---------------   ---------------   ---------------   ---------------

CAPITAL SHARE     Net proceeds from sale of shares ..      104,105,003       293,938,943        95,032,415       116,275,245
TRANSACTIONS:     Net asset value of shares issued to
                     shareholders in reinvestment of
                     distributions ..................       24,012,864       247,296,145         6,828,143        82,562,223
                  Shares redeemed ...................       (6,706,436)      (30,871,261)     (231,918,637)     (255,467,432)
                                                       ---------------   ---------------   ---------------   ---------------
                  Net Capital Stock Transactions
                     (Note 9) .......................      121,411,431       510,363,827      (130,058,079)      (56,629,964)
                                                       ---------------   ---------------   ---------------   ---------------
                  NET INCREASE/(DECREASE) IN
                     NET ASSETS .....................      215,305,844       674,755,352       (80,926,309)       39,380,974
                  NET ASSETS: Beginning of period ...    2,656,987,066     1,982,231,714     1,431,336,586     1,391,955,612
                                                       ---------------   ---------------   ---------------   ---------------
                  NET ASSETS: End of period .........  $ 2,872,292,910   $ 2,656,987,066   $ 1,350,410,277   $ 1,431,336,586
                                                       ===============   ===============   ===============   ===============
                                                                   METLIFE                            SANTANDER
                                                                 STOCK INDEX                     INTERNATIONAL STOCK
                                                                  PORTFOLIO                           PORTFOLIO
                                                       -------------------------------   ----------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:                 FOR THE SIX                       FOR THE SIX
                                                        MONTHS ENDED     FOR THE YEAR     MONTHS ENDED        FOR THE YEAR
                                                          JUNE 30,           ENDED           JUNE 30,            ENDED
                                                            1999          DECEMBER 31,        1999            DECEMBER 31,
                                                         (UNAUDITED)          1998         (UNAUDITED)            1998
                                                       ---------------  ---------------  --------------     ---------------
OPERATIONS:       Net investment income (loss) ......  $    18,111,549  $     30,787,944   $     2,160,173   $     2,489,872
                  Net realized gain (loss) from
                     investment and foreign currency
                     transactions ...................       79,600,054       139,102,116         9,067,140        24,540,552
                  Unrealized appreciation/
                     (depreciation) of investments
                     and foreign currency holdings ..      302,043,739       462,459,475         1,262,242        30,689,967
                                                       ---------------   ---------------   ---------------   ---------------
                  Net increase/(decrease) in net
                     assets resulting from operations      399,755,342       632,349,535        12,489,555        57,720,391
                                                       ---------------   ---------------   ---------------   ---------------

DISTRIBUTIONS TO  Net Investment income .............         (144,613)      (30,643,302)               --        (3,280,730)
SHAREHOLDERS:     Net realized gain from investment
                     transactions ...................      (47,041,615)      (97,483,702)      (17,217,209)          (82,089)
                                                       ---------------   ---------------   ---------------   ---------------
                  Total Distributions (Note 4) ......      (47,186,228)     (128,127,004)      (17,217,209)       (3,362,819)
                                                       ---------------   ---------------   ---------------   ---------------

CAPITAL SHARE     Net proceeds from sale of shares ..      366,815,493       578,786,140       127,991,945       179,209,872
TRANSACTIONS:     Net asset value of shares issued to
                     shareholders in reinvestment of
                     distributions ..................       47,186,228       128,127,004        17,217,209         3,362,819
                  Shares redeemed ...................      (94,280,753)     (119,696,727)     (128,000,609)     (206,638,160)
                                                       ---------------   ---------------   ---------------   ---------------
                  Net Capital Stock Transactions
                     (Note 9) .......................      319,720,968       587,216,417        17,208,545       (24,065,469)
                                                       ---------------   ---------------   ---------------   ---------------
                  NET INCREASE/(DECREASE) IN
                     NET ASSETS .....................      672,290,082     1,091,438,948        12,480,891        30,292,103
                  NET ASSETS: Beginning of period ...    3,111,918,984     2,020,480,036       297,380,912       267,088,809
                                                       ---------------   ---------------   ---------------   ---------------
                  NET ASSETS: End of period .........  $ 3,784,209,066   $ 3,111,918,984   $   309,861,803   $   297,380,912
                                                       ===============   ===============   ===============   ===============
------------------------------------------------------------------------------------------------------------------------------



                                    MSF-107

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS




                                                              LOOMIS SAYLES                     JANUS
                                                             HIGH YIELD BOND                   MID CAP
                                                                PORTFOLIO                     PORTFOLIO
                                                       ---------------------------   -------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:                 FOR THE SIX                   FOR THE SIX
                                                       MONTHS ENDED    FOR THE YEAR   MONTHS ENDED     FOR THE YEAR
                                                         JUNE 30,          ENDED        JUNE 30,          ENDED
                                                           1999        DECEMBER 31,       1999         DECEMBER 31,
                                                        (UNAUDITED)        1998       (UNAUDITED)          1998
                                                       -------------   -------------  --------------  --------------
OPERATIONS:       Net investment income(loss) .......  $   2,194,123   $   3,937,744  $     (997,233) $     (497,540)
                  Net realized gain (loss) from
                     investment and foreign currency
                     transactions ...................       (165,719)        142,105      61,069,266      12,255,248
                  Unrealized appreciation/
                     (depreciation) of investments
                     and foreign currency holdings ..      3,171,494      (8,033,164)     77,766,489      71,842,949
                                                       -------------   -------------   -------------   -------------
                  Net increase/(decrease) in net
                     assets resulting from operations      5,199,898      (3,953,315)    137,838,522      83,600,657
                                                       -------------   -------------   -------------   -------------

DISTRIBUTIONS TO  Net Investment income .............             --      (3,978,631)             --              --
SHAREHOLDERS:     Net realized gain from investment
                     transactions ...................             --        (395,661)     (9,897,424)     (1,768,641)
                                                       -------------   -------------   -------------   -------------
                  Total Distributions (Note 4) ......             --      (4,374,292)     (9,897,424)     (1,768,641)
                                                       -------------   -------------   -------------   -------------

CAPITAL SHARE     Net proceeds from sale of shares ..      6,323,762      23,282,322     308,825,200     215,371,688
TRANSACTIONS:     Net asset value of shares issued to
                     shareholders in reinvestment of
                     distributions ..................             --       4,374,292       9,897,424       1,768,641
                  Shares redeemed ...................     (2,284,695)     (4,729,682)    (32,997,903)    (31,320,075)
                                                       -------------   -------------   -------------   -------------
                  Net Capital Stock Transactions
                     (Note 9) .......................      4,039,067      22,926,932     285,724,721     185,820,254
                                                       -------------   -------------   -------------   -------------
                  NET INCREASE (DECREASE) IN
                     NET ASSETS .....................      9,238,965      14,599,325     413,665,819     267,652,270
                  NET ASSETS: Beginning of period ...     42,402,991      27,803,666     371,503,911     103,851,641
                                                       -------------   -------------   -------------   -------------
                  NET ASSETS: End of period .........  $  51,641,956   $  42,402,991   $ 785,169,730   $ 371,503,911
                                                       =============   =============   =============   =============

                                                                 T. ROWE PRICE
                                                                SMALL CAP GROWTH
                                                                   PORTFOLIO
                                                       -------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:                  FOR THE SIX
                                                         MONTHS ENDED    FOR THE YEAR
                                                           JUNE 30,          ENDED
                                                             1999         DECEMBER 31,
                                                         (UNAUDITED)         1998
                                                       --------------  ---------------
OPERATIONS:       Net investment income(loss) .......  $    (261,754)  $     (32,020)
                  Net realized gain (loss) from
                     investment and foreign currency
                     transactions ...................     (1,130,926)    (16,406,136)
                  Unrealized appreciation
                     (depreciation) of investments
                     and foreign currency holdings ..      7,902,374      22,428,525
                                                       -------------   -------------
                  Net increase (decrease) in net
                     assets resulting from operations      6,509,694       5,990,369
                                                       -------------   -------------

DISTRIBUTIONS TO  Net Investment income .............             --              --
SHAREHOLDERS:     Net realized gain from investment
                     transactions ...................             --              --
                                                       -------------   -------------
                  Total Distributions (Note 4) ......             --              --
                                                       -------------   -------------

CAPITAL SHARE     Net proceeds from sale of shares ..     35,733,284     168,963,708
TRANSACTIONS:     Net asset value of shares issued to
                     shareholders in reinvestment of
                     distributions ..................             --              --
                  Shares redeemed ...................    (30,897,516)    (79,842,117)
                                                       -------------   -------------
                  Net Capital Stock Transactions
                     (Note 9) .......................      4,835,768      89,121,591
                                                       -------------   -------------
                  NET INCREASE (DECREASE) IN
                     NET ASSETS .....................     11,345,462      95,111,960
                  NET ASSETS: Beginning of period ...    189,131,966      94,020,006
                                                       -------------   -------------
                  NET ASSETS: End of period .........  $ 200,477,428   $ 189,131,966
                                                       =============   =============
----------------------------------------------------------------------------------------

See Notes to Financial Statements.



                                    MSF-108

--------------------------------------------------------------------------------
Metropolitan Series Fund, INc.
--------------------------------------------------------------------------------
Financial Statements
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                                                  HARRIS
                                                                                                 OAKMARK
                                                                  SCUDDER                       LARGE CAP
                                                               GLOBAL EQUITY                      VALUE
                                                                 PORTFOLIO                      PORTFOLIO
                                                       -----------------------------   -------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:                 FOR THE SIX                     FOR THE SIX
                                                        MONTHS ENDED    FOR THE YEAR    MONTHS ENDED    FOR THE PERIOD
                                                          JUNE 30,         ENDED          JUNE 30,         ENDED
                                                           1999         DECEMBER 31,       1999         DECEMBER 31,
                                                        (UNAUDITED)        1998         (UNAUDITED)        1998 (1)
                                                       -------------  ---------------  ------------    --------------
OPERATIONS:       Net investment income(loss) .......  $     835,538   $   1,455,456   $     111,377   $      22,813
                  Net realized gain (loss) from
                     investment and foreign currency
                     transactions ...................      1,595,796       1,391,861          55,811              --
                  Unrealized appreciation/
                     (depreciation) of investments
                     and foreign currency holdings ..      7,826,585       8,945,738       2,189,835        (127,600)
                                                       -------------   -------------   -------------   -------------
                  Net increase/(decrease) in net
                     assets resulting from operations     10,257,919      11,793,055       2,357,023        (104,787)
                                                       -------------   -------------   -------------   -------------

DISTRIBUTIONS TO  Net Investment income .............             --      (1,464,777)             --         (23,336)
SHAREHOLDERS:     Net realized gain from investment
                     transactions ...................     (1,184,191)       (287,752)             --              --
                                                       -------------   -------------   -------------   -------------
                  Total Distributions (Note 4) ......     (1,184,191)     (1,752,529)             --         (23,336)
                                                       -------------   -------------   -------------   -------------

CAPITAL SHARE     Net proceeds from sale of shares ..     20,514,632      84,867,042      15,813,392       8,765,238
TRANSACTIONS:     Net asset value of shares issued to
                     shareholders in reinvestment of
                     distributions ..................      1,184,191       1,752,529              --          23,336
                  Shares redeemed ...................    (12,071,020)    (43,657,242)       (192,167)         (2,412)
                                                       -------------   -------------   -------------   -------------
                  Net Capital Stock Transactions
                     (Note 9) .......................      9,627,803      42,962,329      15,621,225       8,786,162
                                                       -------------   -------------   -------------   -------------
                  NET INCREASE/(DECREASE) IN
                     NET ASSETS .....................     18,701,531      53,002,855      17,978,248       8,658,039
                  NET ASSETS: Beginning of period ...    113,714,997      60,712,142       8,658,039              --
                                                       -------------   -------------   -------------   -------------
                  NET ASSETS: End of period .........  $ 132,416,528   $ 113,714,997   $  26,636,287   $   8,658,039
                                                       =============   =============   =============   =============


                                                               NEUBERGER BERMAN
                                                                   PARTNERS                        T. ROWE
                                                                   MID CAP                          PRICE
                                                                    VALUE                      LARGE CAP GROWTH
                                                                  PORTFOLIO                       PORTFOLIO
                                                         ----------------------------   -----------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:                  FOR THE SIX                     FOR THE SIX
                                                         MONTHS ENDED  FOR THE PERIOD    MONTHS ENDED  FOR THE PERIOD
                                                           JUNE 30,        ENDED           JUNE 30,        ENDED
                                                             1999       DECEMBER 31,         1999       DECEMBER 31,
                                                         (UNAUDITED)      1998 (1)       (UNAUDITED)      1998 (1)
                                                        ------------   --------------   ------------- ---------------
OPERATIONS:       Net investment income(loss) .......   $      58,405   $      24,471   $      28,120   $       5,364
                  Net realized gain (loss) from
                     investment and foreign currency
                     transactions ...................       1,376,378         193,292          76,859           1,788
                  Unrealized appreciation/
                     (depreciation) of investments
                     and foreign currency holdings ..       1,393,709         268,351       1,561,899         406,259
                                                        -------------   -------------   -------------   -------------
                  Net increase/(decrease) in net
                     assets resulting from operations       2,828,492         486,114       1,666,878         413,411
                                                        -------------   -------------   -------------   -------------

DISTRIBUTIONS TO  Net Investment income .............         (13,924)        (10,547)         (1,476)         (3,889)
SHAREHOLDERS:     Net realized gain from investment
                     transactions ...................        (193,292)             --          (3,279)             --
                                                        -------------   -------------   -------------   -------------
                  Total Distributions (Note 4) ......        (207,216)        (10,547)         (4,755)         (3,889)
                                                        -------------   -------------   -------------   -------------

CAPITAL SHARE     Net proceeds from sale of shares ..      13,320,894       8,308,317      18,527,852       6,333,551
TRANSACTIONS:     Net asset value of shares issued to
                     shareholders in reinvestment of
                     distributions ..................         207,216          10,547           4,755           3,889
                  Shares redeemed ...................      (1,596,492)       (147,336)       (350,490)         (7,264)
                                                        -------------   -------------   -------------   -------------
                  Net Capital Stock Transactions
                     (Note 9) .......................      11,931,618       8,171,528      18,182,117       6,330,176
                                                        -------------   -------------   -------------   -------------
                  NET INCREASE/(DECREASE) IN
                     NET ASSETS .....................      14,552,894       8,647,095      19,844,240       6,739,698
                  NET ASSETS: Beginning of period ...       8,647,095              --       6,739,698              --
                                                        -------------   -------------   -------------   -------------
                  NET ASSETS: End of period .........   $  23,199,989   $   8,647,095   $  26,583,938   $   6,739,698
                                                        =============   =============   =============   =============
------------------------------------------------------------------------------------------------------------------------

(1) For the period November 9, 1998 to December 31, 1998.

                                    MSF-109

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                          LEHMAN
                                                                         BROTHERS                       MORGAN
                                                                        AGGREGATE                      STANLEY
                                                                           BOND                          EAFE
                                                                          INDEX                         INDEX
                                                                        PORTFOLIO                     PORTFOLIO
                                                               ---------------------------   ---------------------------
INCREASE/(DECREASE) IN NET ASSETS FROM:                         FOR THE SIX      FOR THE      FOR THE SIX      FOR THE
                                                               MONTHS ENDED      PERIOD      MONTHS ENDED      PERIOD
                                                                 JUNE 30,         ENDED        JUNE 30,         ENDED
                                                                   1999       DECEMBER 31,       1999       DECEMBER 31,
                                                                (UNAUDITED)     1998 (1)      (UNAUDITED)     1998 (1)
                                                               -------------  ------------   -------------  ------------
OPERATIONS:       Net investment income/(loss) ......          $  2,334,590   $    410,699   $    431,508   $     23,052
                  Net realized gain/(loss) from
                     investment and foreign currency
                     transactions ...................              (345,359)        45,520        160,045       (123,680)
                  Unrealized appreciation/
                     (depreciation) of investments
                     and foreign currency holdings ..            (3,520,363)       233,207        833,498      1,821,024
                                                               ------------   ------------   ------------   ------------
                  Net increase/(decrease)
                   in net assets resulting
                   from operations ..................            (1,531,132)       689,426      1,425,051      1,720,396
                                                               ------------   ------------   ------------   ------------

DISTRIBUTIONS TO  Net Investment income .............                    --       (433,940)            --        (24,971)
SHAREHOLDERS:     Net realized gain from
                   investment transactions ..........               (23,810)            --             --             --
                                                               ------------   ------------   ------------   ------------
                  Total Distributions (Note 4) ......               (23,810)      (433,940)            --        (24,971)
                                                               ------------   ------------   ------------   ------------

CAPITAL SHARE     Net proceeds from sale of shares ..            42,861,367     59,875,311     26,809,829     23,921,856
TRANSACTIONS:     Net asset value of shares issued to
                     shareholders in reinvestment of
                     distributions ..................                23,810        433,940             --         24,971
                  Shares redeemed ...................            (1,365,495)    (1,755,212)    (4,627,172)      (188,801)
                                                               ------------   ------------   ------------   ------------
                  Net Capital Stock Transactions
                     (Note 9) .......................            41,519,682     58,554,039     22,182,657     23,758,026
                                                               ------------   ------------   ------------   ------------
                  NET INCREASE/(DECREASE)
                   IN NET ASSETS ....................            39,964,740     58,809,525     23,607,708     25,453,451
                  NET ASSETS: Beginning of period ...            58,809,525             --     25,453,451             --
                                                               ------------   ------------   ------------   ------------
                  NET ASSETS: End of period .........          $ 98,774,265   $ 58,809,525   $ 49,061,159   $ 25,453,451
                                                               ============   ============   ============   ============

 INCREASE/(DECREASE) IN NET ASSETS FROM:                                     RUSSELL
                                                                               2000
                                                                              INDEX
                                                                            PORTFOLIO
                                                                          -------------
                                                                FOR THE SIX
                                                               MONTHS ENDED         FOR THE PERIOD
                                                                 JUNE 30,               ENDED
                                                                   1999              DECEMBER 31,
                                                                (UNAUDITED)            1998 (1)
                                                                ------------        --------------

OPERATIONS:       Net investment income/(loss) ......           $    264,643          $     69,978
                  Net realized gain/(loss) from
                     investment and foreign currency
                     transactions ...................              2,914,278                30,667
                  Unrealized appreciation/
                     (depreciation) of investments
                     and foreign currency holdings ..              3,629,131             1,879,709
                                                                ------------          ------------
                  Net increase/(decrease)
                   in net assets resulting
                   from operations ..................              6,808,052             1,980,354
                                                                ------------          ------------

DISTRIBUTIONS TO  Net Investment income .............                (10,315)              (59,663)
SHAREHOLDERS:     Net realized gain from
                   investment transactions ..........                (42,027)                   --
                                                                ------------          ------------
                  Total Distributions (Note 4) ......                (52,342)              (59,663)
                                                                ------------          ------------

CAPITAL SHARE     Net proceeds from sale of shares ..             27,933,054            36,167,171
TRANSACTIONS:     Net asset value of shares issued to
                     shareholders in reinvestment of
                     distributions ..................                 52,342                59,663
                  Shares redeemed ...................               (692,180)                 (760)
                                                                ------------          ------------
                  Net Capital Stock Transactions
                     (Note 9) .......................             27,293,216            36,226,074
                                                                ------------          ------------
                  NET INCREASE/(DECREASE)
                   IN NET ASSETS ....................             34,048,926            38,146,765
                  NET ASSETS: Beginning of period ...             38,146,765                    --
                                                                ------------          ------------
                  NET ASSETS: End of period .........           $ 72,195,691          $ 38,146,765
                                                                ============          ============
--------------------------------------------------------------------------------------------------

              (1) For the period November 9, 1998 to December 31, 1998.

              PeriodSee Notes to Financial Statements.

                                    MSF-110

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          STATE STREET RESEARCH GROWTH PORTFOLIO
                                          ----------------------------------------------------------------------------------------
                                           FOR THE SIX
                                           MONTHS ENDED                           YEAR ENDED DECEMBER 31,
                                          JUNE 30, 1999   ------------------------------------------------------------------------
                                           (UNAUDITED)       1998           1997           1996           1995           1994
                                          -------------      ----           ----           ----           ----           ----
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: Beginning of period ...  $    37.10     $    31.92     $    30.51     $    27.56     $    21.81       $  23.27
----------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
----------------------
 Net investment income .................        0.11           0.36           0.44           0.36           0.35           0.30

 Net realized and unrealized                    3.81           8.52           7.72           5.78           6.83          (1.06)
  gain/(loss) ..........................  ----------     ----------     ----------     ----------     ----------       -----------
    Total From Investment Operations ...        3.92           8.88           8.16           6.14           7.18          (0.76)
                                          ----------     ----------     ----------     ----------     ----------       -----------

Less Distributions:
-------------
 Dividends from net investment income ..          --          (0.36)         (0.44)         (0.36)         (0.35)         (0.30)

 Distributions from net realized               (0.60)         (3.34)         (6.31)         (2.83)         (1.08)         (0.40)
  capital gains ........................  ----------     ----------     ----------     ----------     ----------       -----------
    Total Distributions ................       (0.60)         (3.70)         (6.75)         (3.19)         (1.43)         (0.70)
                                          ----------     ----------     ----------     ----------     ----------       -----------
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: End of period .........  $     40.42    $     37.10    $     31.92    $     30.51    $     27.56      $  21.81
----------------------------------------------------------------------------------------------------------------------------------
 Total Return ..........................        10.63%         28.18%         28.36%         22.18%         33.14%        (3.25)%


Supplemental Data/Significant Ratios:
-------------------------------------
 Net assets at end of period (000's) ...  $ 3,495,245    $ 3,112,081    $ 2,349,062    $ 1,597,728    $ 1,094,751    $   746,433
 Operating expenses to average net
  assets (1) ...........................         0.50%          0.53%          0.43%          0.29%          0.31%          0.32%
 Net investment income to average net
  assets (1) ...........................         0.58%          1.04%          1.37%          1.29%          1.46%          1.40%
 Portfolio Turnover (2) ................        41.86%         74.29%         82.81%         93.05%         45.52%         57.27%
----------------------------------------------------------------------------------------------------------------------------------

  Notes:

  Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

    (1) Ratios for the six months ended June 30, 1999 have been determined on annualized operating results for the period. Twelve-month results may be different.

    (2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for June 30, 1999 amounted to $1,436,526,230 and $1,325,925,025, respectively.

  See Notes to Financial Statements.

                                    MSF-111

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                               STATE STREET RESEARCH INCOME PORTFOLIO
                                                    ------------------------------------------------------------------------------
                                                     FOR THE SIX
                                                    MONTHS ENDED                       YEAR ENDED DECEMBER 31,
                                                    JUNE 30, 1999  ---------------------------------------------------------------
                                                     (UNAUDITED)     1998          1997          1996         1995          1994
                                                    -------------    ----          ----          ----         ----          ----
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: Beginning of period ............   $  12.78      $  12.66      $  12.36      $  12.73      $  11.32      $  12.59
----------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
----------------------
 Net investment income ..........................       0.37          0.75          0.83          0.82          0.83          0.91
 Net realized and unrealized gain (loss) ........      (0.74)         0.42          0.38         (0.36)         1.38         (1.31)
                                                   ---------     ---------     ---------     ---------     ---------     ---------
    Total From Investment Operations ............      (0.37)         1.17          1.21          0.46          2.21         (0.40)
                                                   ---------     ---------     ---------     ---------     ---------     ---------

Less Distributions:
-------------------
 Dividends from net investment income ...........         --         (0.80)        (0.87)        (0.81)        (0.80)        (0.87)
 Distributions from net realized capital gains ..      (0.02)        (0.25)        (0.04)        (0.02)           --            --
                                                   ---------     ---------     ---------     ---------     ---------     ---------
    Total Distributions .........................      (0.02)        (1.05)        (0.91)        (0.83)        (0.80)        (0.87)
                                                   ---------     ---------     ---------     ---------     ---------     ---------
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: End of period ..................   $  12.39      $  12.78      $  12.66      $  12.36      $  12.73      $  11.32
----------------------------------------------------------------------------------------------------------------------------------
 Total Return ...................................      (2.88)%        9.40%         9.83%         3.60%        19.55%        (3.15)%

Supplemental Data/Significant Ratios:
-------------------------------------
 Net assets at end of period (000's) ............   $511,960      $526,854      $412,191      $383,395      $349,913      $275,659
 Operating expenses to average net assets (1) ...       0.37%         0.39%         0.38%         0.32%         0.34%         0.35%
 Net investment income to average net assets (1)        5.92%         6.13%         6.57%         6.64%         7.01%         7.02%
 Portfolio Turnover (2) .........................     100.89%       123.60%       121.92%        92.90%       102.88%       141.15%
----------------------------------------------------------------------------------------------------------------------------------

  Notes:

  Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

    (1) Ratios for the six months ended June 30, 1999 have been determined on annualized operating results for the period. Twelve-month results may be different.

    (2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for June 30, 1999 amounted to $505,253,357 and $526,505,682, respectively.

  See Notes to Financial Statements.

                                    MSF-112

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                              State Street Research Money Market Portfolio
                                  -----------------------------------------------------------------
                                   FOR THE SIX
                                  MONTHS ENDED                 YEAR ENDED DECEMBER 31,
                                  JUNE 30, 1999  --------------------------------------------------
                                   (UNAUDITED)    1998       1997       1996       1995       1994
                                  -------------  ------     ------     ------     ------     ------
---------------------------------------------------------------------------------------------------
NET ASSET VALUE:
Beginning of period ...............  $ 10.35    $ 10.38    $ 10.44    $ 10.45    $ 10.48    $ 10.49
---------------------------------------------------------------------------------------------------
Investment Operations:
----------------------
 Net investment income ............     0.24       0.54       0.54      0.53        0.59       0.40
                                   -----------  -------    -------    -------    -------    -------
    Total From Investment
     Operations ...................     0.24       0.54       0.54      0.53        0.59       0.40
                                   -----------  -------    -------    -------    -------    -------

Less Distributions:
-------------------

 Dividends from net investment
  income ..........................       --      (0.57)     (0.60)    (0.54)      (0.62)     (0.41)
                                   -----------  -------    -------    -------    -------    -------
    Total Distributions............       --      (0.57)     (0.60)    (0.54)      (0.62)     (0.41)
                                   -----------  -------    -------    -------    -------    -------

---------------------------------------------------------------------------------------------------
NET ASSET VALUE: End of period ....  $ 10.59    $ 10.35    $ 10.38   $ 10.44     $ 10.45    $ 10.48
---------------------------------------------------------------------------------------------------
 Total Return .....................     2.27%      5.19%      5.21%     5.01%       5.59%      3.85%


Supplemental Data/Significant Ratios:
-------------------------------------
 Net assets at end of period
  (000's) .........................  $52,173    $41,185    $39,480   $41,637     $40,456    $39,961
 Operating expenses to average net
  assets (1) ......................     0.42%      0.48%      0.49%     0.43%       0.49%      0.44%
 Net investment income to average
  net assets (1) ..................     4.59%      5.11%      5.08%     4.92%       5.39%      3.76%
---------------------------------------------------------------------------------------------------

  Notes:

  Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

    (1) Ratios for the six months ended June 30, 1999 have been determined on annualized operating results for the period. Twelve-month results may be different.

  See Notes to Financial Statements.

                                    MSF-113

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
                                            ----------------------------------------------------------------------------
                                             FOR THE SIX
                                             MONTHS ENDED                      YEAR ENDED DECEMBER 31,
                                            JUNE 30, 1999   ------------------------------------------------------------
                                             (UNAUDITED)       1998         1997         1996         1995         1994
                                            -------------      ----         ----         ----         ----        ------
------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE: Beginning of period ..  $    18.39      $    16.98   $    16.67   $    15.95   $    13.40    $  14.41
------------------------------------------------------------------------------------------------------------------------
 Investment Operations:
 ----------------------
  Net investment income ................        0.27            0.60         0.60         0.55         0.59        0.51
  Net realized and unrealized gain              0.52            2.70         2.71         1.77         3.02       (0.95)
   (loss)...............................  -------------   ----------   ----------   ----------   ----------    ---------
     Total From Investment Operations ..        0.79            3.30         3.31         2.32         3.61       (0.44)
                                          -------------   ----------   ----------   ----------   ----------    ---------

 Less Distributions:
 -------------------
  Dividends from net investment income .          --           (0.57)       (0.60)       (0.53)       (0.58)      (0.50)
  Distributions from net realized              (0.16)          (1.32)       (2.40)       (1.07)       (0.48)      (0.07)
   capital gains .......................  -------------   ----------   ----------   ----------   ----------    ---------
     Total Distributions ...............       (0.16)          (1.89)       (3.00)       (1.60)       (1.06)      (0.57)
                                          -------------   ----------   ----------   ----------   ----------    ---------
------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE: End of period ........  $    19.02      $    18.39   $    16.98   $    16.67   $    15.95    $  13.40
------------------------------------------------------------------------------------------------------------------------
  Total Return .........................        4.37%          19.64%       20.58%       14.52%       27.03%      (3.06)%

 Supplemental Data/Significant Ratios:
 -------------------------------------
  Net assets at end of period (000's) ..  $2,872,293      $2,656,987   $1,982,232   $1,448,841   $1,114,834    $892,826
  Operating expenses to average net
   assets (1) ..........................        0.46%           0.48%        0.40%        0.29%        0.31%       0.32%
  Net investment income to average net
   assets (1) ..........................        2.93%           3.39%        3.50%        3.38%        3.92%       3.66%
  Portfolio Turnover (2) ...............       68.94%         105.89%      114.79%       91.07%       79.29%      96.49%
------------------------------------------------------------------------------------------------------------------------

  Notes:

  Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

   (1) Ratios for the six months ended June 30, 1999 have been determined on annualized operating results for the period. Twelve-month results may be different.

   (2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for June 30, 1999 amounted to $1,879,180,452 and $1,815,428,189, respectively.

  See Notes to Financial Statements.

                                    MSF-114

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO
                                               --------------------------------------------------------------------------------
                                                FOR THE SIX
                                                MONTHS ENDED                      YEAR ENDED DECEMBER 31,
                                               JUNE 30, 1999   ----------------------------------------------------------------
                                                 (UNAUDITED)       1998          1997          1996         1995         1994
                                               -------------       ----          ----          ----         ----         ----
-------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE: Beginning of period .......    $  29.53        $  27.61      $  27.11      $  25.87     $  22.05     $  22.54
-------------------------------------------------------------------------------------------------------------------------------
 Investment Operations:
 ----------------------
  Net investment income .....................       (0.06)          (0.06)        (0.03)        (0.02)       (0.01)        0.05

  Net realized and unrealized gain (loss) ...        1.35            3.75          1.67          2.01         6.50        (0.48)
                                               -------------   ----------    ----------    ----------     --------    ---------
     Total From Investment Operations .......        1.29            3.69          1.64          1.99         6.49        (0.43)
                                               -------------   ----------    ----------    ----------     --------    ---------
 Less Distributions:
 -------------------
  Dividends from net investment income ......          --              --            --            --           --        (0.05)

  Distributions from net realized capital
   gains ....................................       (0.15)          (1.77)        (1.14)        (0.75)       (2.67)       (0.01)
                                               -------------   ----------    ----------    ----------     --------    ---------
     Total Distributions ....................       (0.15)          (1.77)        (1.14)        (0.75)       (2.67)       (0.06)
                                               -------------   ----------    ----------    ----------     --------    ---------

-------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE: End of period .............  $    30.67      $    29.53    $    27.61    $    27.11     $  25.87    $   22.05
-------------------------------------------------------------------------------------------------------------------------------
  Total Return ..............................        4.39%          13.69%         6.67%         7.72%       29.50%       (1.88)%

 Supplemental Data/Significant Ratios:
 -------------------------------------
  Net assets at end of period (000's) .......  $1,350,410      $1,431,337    $1,391,956    $1,321,849     $958,915     $590,047
  Operating expenses to average net
   assets (1) ...............................        0.74%           0.75%         0.81%         0.79%        0.81%        0.82%
  Net investment income to average net
   assets (1) ...............................       (0.32)%         (0.20)%       (0.10)%       (0.11)%      (0.06)%       0.24%
  Portfolio Turnover (2) ....................     32.84%          97.39%       219.08%       221.23%      255.83%      186.52%
-------------------------------------------------------------------------------------------------------------------------------

  Notes:

  Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

    (1) Ratios for the six months ended June 30, 1999 have been determined on annualized operating results for the period. Twelve-month results may be different.

    (2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for June 30, 1999 amounted to $434,185,281 and $570,898,117, respectively.

  See Notes to Financial Statements.

                                    MSF-115

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   METLIFE STOCK INDEX PORTFOLIO
                                             --------------------------------------------------------------------------
                                              FOR THE SIX
                                             MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                             JUNE 30, 1999  -----------------------------------------------------------
                                              (UNAUDITED)      1998         1997         1996        1995        1994
                                             -------------     ----         ----         ----        ----        ----
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: Beginning of period ......   $    35.38    $    28.78   $    22.23   $    18.56   $  13.87   $   14.25
-----------------------------------------------------------------------------------------------------------------------
Investment Operations:
----------------------
 Net investment income ....................         0.19          0.37         0.34         0.33       0.32        0.33
 Net realized and unrealized gain (loss) ..         4.15          7.75         6.79         3.88       4.79       (0.17)
                                             -------------  ----------   ----------   ----------   --------   ---------
    Total From Investment Operations ......         4.34          8.12         7.13         4.21       5.11        0.16
                                             -------------  ----------   ----------   ----------   --------   ---------
Less Distributions:
-------------------
 Dividends from net investment income .....           --         (0.36)       (0.34)       (0.33)     (0.32)      (0.32)
 Distributions from net realized capital
  gains....................................        (0.51)        (1.16)       (0.24)       (0.21)     (0.10)      (0.22)
                                              -------------  ----------   ----------   ----------   --------   --------
    Total Distributions ...................        (0.51)        (1.52)       (0.58)       (0.54)     (0.42)      (0.54)
                                              -------------  ----------   ----------   ----------   --------   --------

-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: End of period ............   $    39.21    $    35.38   $    28.78   $    22.23   $  18.56    $  13.87
-----------------------------------------------------------------------------------------------------------------------
 Total Return .............................        12.28%        28.23%       32.19%       22.66%     36.87%       1.18%

Supplemental Data/Significant Ratios:
-------------------------------------
 Net assets at end of period (000's) ......   $3,784,209    $3,111,919   $2,020,480   $1,122,297   $635,823    $363,001
 Operating expenses to average net
  assets (1)...............................         0.29%         0.30%        0.33%        0.30%      0.32%       0.33%
 Net investment income to average net
  assets (1) ..............................         1.06%         1.21%        1.47%        1.91%      2.22%       2.51%
 Portfolio Turnover (2) ...................         4.57%        15.07%       10.69%       11.48%      6.35%       6.66%
-----------------------------------------------------------------------------------------------------------------------

  Notes:

  Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

    (1) Ratios for the six months ended June 30, 1999 have been determined on annualized operating results for the period. Twelve-month results may be different.

    (2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for June 30, 1999 amounted to $466,182,932 and $155,838,792, respectively.

  See Notes to Financial Statements.

                                    MSF-116

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                SANTANDER INTERNATIONAL STOCK PORTFOLIO
                                                 ----------------------------------------------------------------------
                                                  FOR THE SIX
                                                 MONTHS ENDED                  YEAR ENDED DECEMBER 31,
                                                 JUNE 30, 1999  -------------------------------------------------------
                                                  (UNAUDITED)     1998       1997        1996        1995        1994
                                                 -------------    ----       ----        ----        ----     --------
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: Beginning of period ..........    $  14.14    $   11.67  $   11.95   $   12.29   $   12.30  $    12.33
-----------------------------------------------------------------------------------------------------------------------
Investment Operations:
----------------------
 Net investment income ........................        0.09         0.13       0.10        0.07        0.03        0.08
 Net realized and unrealized gain (loss) ......        0.48         2.50      (0.38)      (0.28)       0.07        0.54
                                                 -------------  --------   --------    --------    --------   ---------
    Total From Investment Operations ..........        0.57         2.63      (0.28)      (0.21)       0.10        0.62
                                                 -------------  --------   --------    --------    --------   ---------

Less Distributions:
-------------------
 Dividends from net investment income .........          --        (0.16)        --          --       (0.04)         --
 Distributions from net realized capital gains.       (0.84)          --         --       (0.13)      (0.07)      (0.65)
                                                 -------------  --------   --------    --------    --------   ---------
    Total Distributions .......................       (0.84)       (0.16)        --       (0.13)      (0.11)      (0.65)
                                                 -------------  --------   --------    --------    --------   ---------

-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: End of period ................    $  13.87    $   14.14  $   11.67   $   11.95   $   12.29  $    12.30
-----------------------------------------------------------------------------------------------------------------------
 Total Return .................................        4.03%       22.56%     (2.34)%     (1.77)%      0.84%       5.08%

Supplemental Data/Significant Ratios:
-------------------------------------
 Net assets at end of period (000's) ..........    $309,862     $297,381   $267,089    $303,826    $297,461    $272,952
 Operating expenses to average net
  assets (1) ..................................        0.98%        1.02%      1.03%       0.97%       1.01%       1.04%
 Net investment income to average net
  assets (1)...................................        1.45%        0.87%      0.77%       0.56%       0.21%       0.80%
 Portfolio Turnover (2) .......................       49.19%      156.32%    182.11%     116.67%      86.24%      65.84%
-----------------------------------------------------------------------------------------------------------------------

  Notes:

  Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

   (1) Ratios for the six months ended June 30, 1999 have been determined on annualized operating results for the period. Twelve-month results may be different.

   (2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for June 30, 1999 amounted to $143,958,451 and $151,376,646, respectively.

  See Notes to Financial Statements.

                                    MSF-117

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                      LOOMIS SAYLES                                JANUS
                                                HIGH YIELD BOND PORTFOLIO                    MID CAP PORTFOLIO
                                            -----------------------------------    -------------------------------------
                                               FOR THE SIX      PERIOD ENDED         FOR THE SIX        PERIOD ENDED
                                              MONTHS ENDED      DECEMBER 31,        MONTHS ENDED        DECEMBER 31,
                                              JUNE 30, 1999  ------------------     JUNE 30, 1999   --------------------
                                               (UNAUDITED)     1998     1997(1)      (UNAUDITED)      1998       1997(1)
                                               -----------     ----     -------      -----------      ----       -------
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: Beginning of period .......  $      8.39  $    10.14   $     10.00  $     17.44  $     12.77  $     10.00
--------------------------------------------------------------------------------------------------------------------------
Investment Operations:
----------------------
 Net investment income .....................         0.40        0.88          0.35        (0.02)       (0.02)        0.01
 Net realized and unrealized gain/(loss) ...         0.60       (1.65)         0.26         5.15         4.77         2.81
                                              -----------  ----------   -----------  -----------  -----------  -----------
    Total From Investment Operations .......         1.00       (0.77)         0.61         5.13         4.75         2.82
                                              -----------  ----------   -----------  -----------  -----------  -----------

Less Distributions:
-------------------
 Dividends from net investment income ......           --       (0.89)        (0.35)          --           --        (0.01)

 Distributions from net realized capital
  gains ....................................           --       (0.09)        (0.12)       (0.32)       (0.08)       (0.04)
                                              -----------  ----------   -----------  -----------  -----------  -----------
    Total Distributions ....................           --       (0.98)        (0.47)       (0.32)       (0.08)       (0.05)
                                              -----------  ----------   -----------  -----------  -----------  -----------
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: End of period .............  $      9.39  $     8.39   $     10.14  $     22.25  $     17.44  $     12.77
--------------------------------------------------------------------------------------------------------------------------
 Total Return ..............................        11.92%      (7.51)%        6.18%       29.54%       37.19%       28.22%

Supplemental Data/Significant Ratios:
-------------------------------------
 Net assets at end of period (000's) .......  $    51,642  $   42,403   $    27,804  $   785,170  $   371,504  $   103,852
 Net expenses to average net assets (note 3)
  (2) ......................................         0.93%       0.87%         0.83%        0.73%        0.81%        0.85%
 Operating expenses to average net assets
  before voluntary expense reimbursements
  (note 3) (2) .............................         0.95%       1.05%         1.35%          NA           NA         0.99%
 Net investment income to average net assets
  (2) ......................................         9.27%      10.41%         7.04%       (0.36)%      (0.22)%       0.10%
 Net investment income to average net assets
  before voluntary expense reimbursements
  (note 3) (2) .............................         9.24%      10.23%         6.52%          NA           NA        (0.40)%
 Portfolio Turnover (3) ....................        13.98%      46.02%        39.26%       56.39%      106.66%       74.70%
--------------------------------------------------------------------------------------------------------------------------

  Notes:

  Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

    (1) For the period March 3, 1997 to December 31, 1997.

    (2) Ratios for the six months ended June 30, 1999 have been determined on annualized operating results for the period. Twelve-month results may be different.

    (3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for June 30, 1999 amounted to $12,207,175 and $6,441,007 for the Loomis Sayles High Yield Bond Portfolio, $570,157,778 and $301,994,199 for the Janus Mid Cap Portfolio, respectively.

  See Notes to Financial Statements.

                                    MSF-118

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                     T. ROWE PRICE SMALL CAP                   SCUDDER GLOBAL
                                                         GROWTH PORTFOLIO                     EQUITY PORTFOLIO
                                               ----------------------------------    ---------------------------------
                                               FOR THE SIX       PERIOD ENDED         FOR THE SIX      PERIOD ENDED
                                              MONTHS ENDED         DECEMBER 31,      MONTHS ENDED       DECEMBER 31,
                                              JUNE 30, 1999   -------------------    JUNE 30, 1999  ------------------
                                               (UNAUDITED)      1998       1997(1)    (UNAUDITED)     1998      1997(1)
                                               -----------      ----       -------    -----------     ----      -------
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: Beginning of period ........  $  12.29       $  11.88    $ 10.00    $    12.38     $  10.85   $  10.00
------------------------------------------------------------------------------------------------------------------------
Investment Operations:
----------------------
 Net investment income ......................     (0.02)            --         --          0.08         0.16       0.10
 Net realized and unrealized gain (loss) ....      0.41           0.41       1.88          0.97         1.57       0.86
                                               --------       --------    -------      --------     --------    -------
    Total From Investment Operations ........      0.39           0.41       1.88          1.05         1.73       0.96
                                               --------       --------    -------      --------     --------    -------

Less Distributions:
-------------------
 Dividends from net investment income .......        --             --         --(4)         --        (0.16)     (0.10)
 Distributions from net realized capital
  gains......................................        --             --         --         (0.12)       (0.04)     (0.01)
                                               --------       --------    -------      --------     --------    -------
    Total Distributions .....................        --             --         --         (0.12)       (0.20)     (0.11)
                                               --------       --------    -------      --------     --------    -------

------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: End of period ..............  $  12.68       $  12.29    $ 11.88      $  13.31     $  12.38    $ 10.85
------------------------------------------------------------------------------------------------------------------------
 Total Return ...............................      3.09%          3.45%     18.81%         8.51%       15.96%      9.62%

Supplemental Data/Significant Ratios:
-------------------------------------
 Net assets at end of period (000's) ........  $200,477       $189,132    $94,020      $132,417     $113,715    $60,712
 Net expenses to average net assets (Note 3)
  (2)........................................      0.61%          0.67%      0.67%         0.88%        0.96%      0.78%
 Operating expenses to average net assets
  before voluntary expense reimbursements
  (Note 3) (2) ..............................        NA             NA       0.86%           NA         1.01%      1.14%
 Net investment income to average net assets
  (2)........................................     (0.28)%        (0.02)%     0.01%         1.39%        1.61%      1.66%
 Net investment income to average net assets
  before voluntary expense reimbursements
  (Note 3) (2) ..............................        NA             NA      (0.19)%          NA         1.56%      1.30%
 Portfolio Turnover (3) .....................     26.64%         37.93%     13.45%        34.40%       50.98%     36.04%
------------------------------------------------------------------------------------------------------------------------

Notes:

Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

     (1)  For the period March 3, 1997 to December 31, 1997.
     (2) Ratios for the six months ended June 30, 1999 have been determined on annualized operating results for the period. Twelve-month results may be different.
     (3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for June 30, 1999 amounted to $54,048,885 and $47,998,887 for the T. Rowe Price Small Cap Growth Portfolio, $44,354,495 and $38,675,238 for the Scudder Global Equity Portfolio, respectively.
     (4)  Less than $.005 per share.

See Notes to Financial Statements.

                                    MSF-119

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                            HARRIS OAKMARK                 NEUBERGER BERMAN
                                                            LARGE CAP VALUE                PARTNERS MID CAP
                                                               PORTFOLIO                    VALUE PORTFOLIO
                                                      ---------------------------  -------------------------------
                                                                        FOR THE
                                                                         PERIOD                     FOR THE PERIOD
                                                       FOR THE SIX     NOVEMBER 9,    FOR THE SIX     NOVEMBER 9,
                                                      MONTHS ENDED       1998 TO      MONTHS ENDED       1998 TO
                                                      JUNE 30, 1999    DECEMBER 31,  JUNE 30, 1999    DECEMBER 31,
                                                       (UNAUDITED)         1998       (UNAUDITED)        1998
                                                      -------------    ------------  -------------  --------------
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: Beginning of period ..............   $     9.70       $    10.00    $    10.73     $       10.00
------------------------------------------------------------------------------------------------------------------
Investment Operations:
-----------------------
 Net investment income ............................         0.05             0.03          0.02              0.03
 Net realized and unrealized gain/(loss) ..........         1.26            (0.30)         1.69              0.71
                                                      ----------       ----------    ----------        ----------
    Total From Investment Operations ..............         1.31            (0.27)         1.71              0.74
                                                      ----------       ----------    ----------        ----------

Less Distributions:
-------------------
 Dividends from net investment income .............           --            (0.03)        (0.01)            (0.01)
 Distributions from net realized capital gains ....           --               --          0.12                --
                                                      ----------       ----------    ----------        ----------

    Total Distributions ...........................           --            (0.03)         0.11             (0.01)
                                                      ----------       ----------    ----------        ----------
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: End of period ....................   $    11.01       $     9.70    $    12.55        $    10.73
-------------------------------------------------------------------------------------------------------------------
 Total Return .....................................        13.51%           (2.70)%       18.21%             7.44%

Supplemental Data/Significant Ratios:
-------------------------------------
 Net assets at end of period (000's) ..............   $   26,636       $    8,658    $   23,200        $    8,647
 Net expenses to average net assets (Note 3) (1) ..         0.93%            0.70%         0.90%             0.68%
 Operating expenses to average net assets before
  voluntary expense reimbursements
  (Note 3) (1) ....................................         1.29%            1.79%         1.37%             1.86%
 Net investment income to average net assets (1) ..         1.32%            2.47%         0.76%             2.61%
 Net investment income to average net assets before
  voluntary expense reimbursements
  (Note 3) (1) ....................................         0.96%            1.38%         0.28%             1.42%
 Portfolio Turnover (2) ...........................         8.61%            0.00%        75.18%            20.81%

---------------------------------------------------------------------------------------------------------------------

  Notes:

  Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

   (1) Ratios for the six months ended June 30, 1999 have been determined on annualized operating results for the period. Twelve-month results may be different.

   (2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for June 30, 1999 amounted to $15,269,175 and $1,334,477 for the Harris Oakmark Large Cap Value Portfolio, $23,072,769 and $11,116,597 for the Neuberger Berman Partners Mid Cap Value Portfolio, respectively.

  See Notes to Financial Statements.

                                    MSF-120

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       T. ROWE PRICE              LEHMAN BROTHERS
                                                         LARGE CAP                 AGGREGATE BOND
                                                      GROWTH PORTFOLIO            INDEX PORTFOLIO
                                                 --------------------------  --------------------------
                                                                  FOR THE                      FOR THE
                                                                  PERIOD                       PERIOD
                                                  FOR THE SIX   NOVEMBER 9,   FOR THE SIX    NOVEMBER 9,
                                                 MONTHS ENDED     1998 TO    MONTHS ENDED      1998 TO
                                                 JUNE 30, 1999   DECEMBER    JUNE 30, 1999  DECEMBER 31,
                                                  (UNAUDITED)    31, 1998     (UNAUDITED)        1998
                                                 -------------  -----------  -------------  -------------
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
Beginning of period ............................  $    11.02    $    10.00   $    10.06     $    10.00
---------------------------------------------------------------------------------------------------------
Investment Operations:
----------------------
 Net investment income .........................        0.01          0.01         0.23           0.07
 Net realized and unrealized gain/(loss) .......        0.95          1.02        (0.42)          0.07
                                                  ----------    ----------   ----------     ----------
    Total From Investment Operations ...........        0.96          1.03        (0.19)          0.14
                                                  ----------    ----------   ----------     ----------

Less Distributions:
-------------------
 Dividends from net investment income ..........          --         (0.01)          --          (0.08)
 Distributions from net realized capital gains..          --            --           --             --
                                                  ----------    ----------   ----------     ----------

    Total Distributions ........................          --         (0.01)          --          (0.08)
                                                  ----------    ----------   ----------     ----------
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE: End of period .................  $    11.98    $    11.02   $     9.87     $    10.06
---------------------------------------------------------------------------------------------------------
 Total Return ..................................        8.74%        10.28%       (1.86)%         1.38%

Supplemental Data/Significant Ratios:
-------------------------------------
 Net assets at end of period (000's) ...........  $   26,584    $    6,740   $   98,774     $   58,810
 Net expenses to average net assets (Note 3) (1)        0.89%         0.50%        0.39%          0.42%
 Operating expenses to average net assets before
 voluntary expense reimbursements
  (Note 3) (1) .................................        1.63%         2.62%          NA           0.59%
 Net investment income to average
  net assets (1) ...............................        0.33%         0.93%        5.81%          5.28%
 Net investment income to average net assets
 before voluntary expense reimbursements
  (Note 3) (1) .................................       (0.41)%       (1.19)%         NA           5.11%
 Portfolio Turnover (2) ........................       16.00%         5.69%       78.03%         11.08%
---------------------------------------------------------------------------------------------------------

  Notes:

  Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

    (1) Ratios for the six months ended June 30, 1999 have been determined on annualized operating results for the period. Twelve-month results may be different.

    (2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for June 30, 1999 amounted to $20,119,630 and $2,532,688 for the T. Rowe Price Large Cap Growth Portfolio, $104,217,405 and $61,531,616 for the Lehman Brothers Aggregate Bond Index Portfolio, respectively.

See Notes to Financial Statements.

                                    MSF-121

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                               MORGAN STANLEY
                                                                 EAFE INDEX                  RUSSELL 2000
                                                                  PORTFOLIO                 INDEX PORTFOLIO
                                                         ---------------------------  ---------------------------
                                                                          FOR THE                      FOR THE
                                                                           PERIOD                       PERIOD
                                                          FOR THE SIX   NOVEMBER 9,    FOR THE SIX     NOVEMBER 9,
                                                         MONTHS ENDED     1998 TO     MONTHS ENDED      1998 TO
                                                         JUNE 30, 1999  DECEMBER 31,  JUNE 30, 1999    DECEMBER 31,
                                                          (UNAUDITED)       1998       (UNAUDITED)        1998
                                                         -------------  ------------  -------------  --------------
-------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE: Beginning of period ................    $ 10.80       $ 10.00        $ 10.53         $ 10.00
-------------------------------------------------------------------------------------------------------------------
 Investment Operations:
 ----------------------
  Net investment income...............................       0.10          0.01           0.04            0.02
  Net realized and unrealized gain/(loss).............       0.28          0.80           1.04            0.53
                                                          -------       -------        -------         -------
     Total From Investment Operations.................       0.38          0.81           1.08            0.55
                                                          -------       -------        -------         -------

 Less Distributions:
 -------------------
  Dividends from net investment income ...............         --         (0.01)            --           (0.02)
  Distributions from net realized capital gains ......         --            --          (0.01)             --
                                                          -------       -------        -------         -------
     Total Distributions..............................         --         (0.01)         (0.01)          (0.02)
                                                          -------       -------        -------         -------
-------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE: End of period ......................    $ 11.18       $ 10.80        $ 11.60         $ 10.53
-------------------------------------------------------------------------------------------------------------------
  Total Return .......................................       3.52%         8.11%         10.25%           5.48%

 Supplemental Data/Significant Ratios:
 -------------------------------------
  Net assets at end of period (000's) ................    $49,061       $25,453        $72,196         $38,147
  Net expenses to average net assets (Note 3) (1) ....       0.55%         0.49%          0.44%           0.40%
  Operating expenses to average net assets
   before voluntary expense reimbursements
   (Note 3) (1).......................................       2.40%         1.41%          1.03%           1.04%
  Net investment income to average net assets (1).....       2.33%         0.71%          0.99%           1.46%
  Net investment income to average net assets
   before voluntary expense reimbursements
   (Note 3) (1) ......................................       0.48%        (0.21)%         0.41%           0.82%
  Portfolio Turnover (2)..............................      33.31%        12.68%         53.06%           2.80%
-------------------------------------------------------------------------------------------------------------------

  Notes:
  Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

   (1) Ratios for the six months ended June 30, 1999 have been determined on annualized operating results for the period. Twelve-month results may be different.

   (2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for June 30, 1999 amounted to $34,525,776 and $12,152,885 for the Morgan Stanley EAFE Index Portfolio, $55,816,990 and $27,971,649 for the Russell 2000 Index Portfolio, respectively.

  See Notes to Financial Statements.

                                    MSF-122

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

The Metropolitan Series Fund, Inc. ("Fund") is registered under the Investment Company Act of 1940 as a diversified open end investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.
--------------------------------------------------------------------------------
A. INVESTMENT SECURITY VALUATION:

Portfolio securities that are traded on domestic stock exchanges are valued at the last price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices (except for the Loomis Sayles High Yield Bond Portfolio, which in the latter case would value such securities at the last bid price). Securities trading primarily on non-domestic exchanges are valued at the preceding closing price on the exchange where it primarily trades (or, in the case of the Loomis Sayles High Yield Bond and Scudder Global Equity Portfolios, the last sale). A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors or its delegates. If no closing price is available, then such securities are valued by using the mean between the last current bid and asked prices or, second, by using the last available closing price (except for the Scudder Global Equity Portfolio which second values such securities at the last current bid, and third by using the last available price). Domestic securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from two or more dealers that make markets in the securities (except for the Loomis Sayles High Yield Bond Portfolio, which, in the latter case, would value such security at the last bid price; or the Scudder Global Equity and the Neuberger Berman Partners Mid Cap Value Portfolios which would value such security first at the last sale, and second at the bid price). All non-U.S. securities traded in the over-the-counter securities market are valued at the last sale quote, if market quotations are available, or the last closing bid price, if there is no active trading in a particular security for a given day (except for the Neuberger Berman Partners Mid Cap Value Portfolio, which would be valued at the mean between closing bid and asked price). Where market quotations are not readily available for such non-domestic over-the-counter securities, then such securities will be valued in good faith by a method that the Board of Directors, or its delegates, believe accurately reflects fair value. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available (e.g. certain long-term bonds and notes) are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained for this purpose and typically utilized by other institutional-sized trading organizations. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Short-term instruments with a remaining maturity of sixty days or less are valued utilizing the amortized cost method of valuation. If for any reason the fair value of any security is not fairly reflected by such method, such security will be valued by the same methods as securities having a maturity of more than sixty days.

Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily. The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.
--------------------------------------------------------------------------------
B. INVESTMENT SECURITY TRANSACTIONS:

Portfolio security transactions are recorded on the trade date. Securities denominated in foreign currencies are translated at exchange rates prevailing on the respective dates traded. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified; interest income is accrued as earned. Transactions denominated in foreign currencies are recorded at the rate prevailing when earned or incurred. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates prevailing on the respective dates traded.
--------------------------------------------------------------------------------
C. FEDERAL INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code and regulations thereunder applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. The Santander International Stock Portfolio fully used its carryover loss of approximately $6,941,088 in 1998. At December 31, 1998, the T. Rowe Price Small Cap Growth Portfolio had available for federal income tax purposes an unused capital loss carryover of approximately $13,167,975 ($69,489 will expire in 2005 and the remainder in 2006).
--------------------------------------------------------------------------------
D. RETURN OF CAPITAL DISTRIBUTIONS:

The Fund distributes all of its taxable income, both net realized gains and net investment income, to shareholders. Effective January 1, 1994 the Fund adopted Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. As a result, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

The State Street Research Aggressive Growth Portfolio incurred net investment losses of $1,338,007 during 1996, $1,659,985 during 1997 and $2,656,277 during
1998, which has been reclassified to paid-in-capital at December 31, 1996, December 31, 1997 and December 31, 1998, respectively. The T. Rowe Price Small Cap Growth Portfolio incurred net investment losses of $32,023 during 1998, which has been reclassified to paid-in-capital at December 31, 1998.
--------------------------------------------------------------------------------
E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

A forward foreign currency exchange contract is an agreement between two parties to buy or sell a specific currency for a set price on a future date. The Fund may enter into forward foreign currency exchange contracts to hedge security transactions on holdings denominated in a foreign currency. Should foreign currency exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the forward foreign currency exchange contracts and may realize a loss. The use of forward foreign currency exchange contracts involves the risk of imperfect correlation in movements in the price of the underlying hedged assets and foreign currency exchange rates. During the period that a contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking to market" on a daily basis. A realized gain or loss will be recognized when a contract is completed or canceled.
--------------------------------------------------------------------------------
                                    MSF-123

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED):

F. REPURCHASE AGREEMENTS:

The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults, and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
G. ESTIMATES AND ASSUMPTIONS:

The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
--------------------------------------------------------------------------------
2. RESTRICTED AND ILLIQUID SECURITIES:

The State Street Research Income Portfolio holds fifteen securities, the State Street Research Diversified Portfolio holds fifteen securities, the Santander International Stock Portfolio holds six securities, and the Loomis Sayles High Yield Bond Portfolio holds three securities that were purchased in private placement transactions. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. The sale of these securities may involve lengthy negotiations and additional expense. These constraints may affect the security's marketability, and therefore hinder prompt disposal at an acceptable price. The Fund intends to invest no more than 15% of net assets in illiquid and restricted securities, except for the State Street Research Money Market Portfolio and the Scudder Global Equity Portfolio where the restriction is 10% of net assets. Restricted securities (including Rule 144A issues) held at June 30, 1999 are footnoted at the end of each applicable Portfolio's schedule of investments.
--------------------------------------------------------------------------------
3. EXPENSES:

A. INVESTMENT MANAGEMENT AGREEMENTS:

The Fund has entered into investment management agreements with Metropolitan Life. For providing investment management services to the Fund, Metropolitan Life receives monthly compensation at the annual rate of:

           PORTFOLIO                               FIRST TIER            SECOND TIER          THIRD TIER
           ---------                               ----------            -----------          ----------
STATE STREET RESEARCH GROWTH..................  .55% up to $500 mil.     .50% next $500 mil.  .45% above $1 bil.
STATE STREET RESEARCH INCOME..................  .35% up to $250 mil.     .30% next $250 mil.  .25% above $500 mil.
STATE STREET RESEARCH MONEY MARKET............  .25% all asset levels
STATE STREET RESEARCH DIVERSIFIED.............  .50% up to $500 mil.     .45% next $500 mil.  .40% above $1 bil.
STATE STREET RESEARCH AGGRESSIVE GROWTH.......  .75% up to $500 mil.     .70% next $500 mil.  .65% above $1 bil.
METLIFE STOCK INDEX...........................  .25% all asset levels
SANTANDER INTERNATIONAL STOCK.................  .75% up to $500 mil.     .70% next $500 mil.  .65% above $1 bil.
LOOMIS SAYLES HIGH YIELD BOND.................  .70% all asset levels
JANUS MID CAP.................................  .75% up to $100 mil.     .70% next $400 mil.  .65% above $500 mil.
T. ROWE PRICE SMALL CAP GROWTH................  .55% up to $100 mil.     .50% next $300 mil.  .45% above $400 mil.
SCUDDER GLOBAL EQUITY.........................  .90% up to $50 mil.      .55% next $50 mil.   .50% next $400 mil.
HARRIS OAKMARK LARGE CAP VALUE................  .75% up to $250 mil.     .70% above $250 mil.
NEUBERGER BERMAN PARTNERS MID CAP VALUE.......  .70% up to $100 mil.     .675% next $250 mil. .65% next $500 mil.
T. ROWE PRICE LARGE CAP GROWTH................  .70% up to $50 mil.      .60% above $50 mil.
LEHMAN BROTHERS AGGREGATE BOND INDEX..........  .25% all asset levels
MORGAN STANLEY EAFE INDEX.....................  .30% all asset levels
RUSSELL 2000 INDEX............................  .25% all asset levels


           PORTFOLIO                                FOURTH TIER                 FIFTH TIER
           ---------                                -----------                 ----------
STATE STREET RESEARCH GROWTH..................
STATE STREET RESEARCH INCOME..................
STATE STREET RESEARCH MONEY MARKET............
STATE STREET RESEARCH DIVERSIFIED.............
STATE STREET RESEARCH AGGRESSIVE GROWTH.......
METLIFE STOCK INDEX...........................
SANTANDER INTERNATIONAL STOCK.................
LOOMIS SAYLES HIGH YIELD BOND.................
JANUS MID CAP.................................
T. ROWE PRICE SMALL CAP GROWTH................
SCUDDER GLOBAL EQUITY......................... .475% above $500 mil.
HARRIS OAKMARK LARGE CAP VALUE................
NEUBERGER BERMAN PARTNERS MID CAP VALUE....... .625% next $750 mil.        .60% above $1.6 bil.
T. ROWE PRICE LARGE CAP GROWTH................
LEHMAN BROTHERS AGGREGATE BOND INDEX..........
MORGAN STANLEY EAFE INDEX.....................
RUSSELL 2000 INDEX............................


                                    MSF-124

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

3. EXPENSES - (CONTINUED):

A. INVESTMENT MANAGEMENT AGREEMENTS - (CONTINUED):

The Fund and Metropolitan Life have entered into various sub-investment management agreements. State Street Research & Management Company, a subsidiary of Metropolitan Life, is compensated to provide sub-investment management services for the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, and State Street Research Aggressive Growth Portfolios. Santander Global Advisors, Inc., 25% owned by Metropolitan Life Insurance Co. and 75% owned by Banco Santander, is compensated to provide sub-investment management services for the Santander International Stock Portfolio. Loomis, Sayles & Company, L.P., whose general partner is indirectly owned by Metropolitan Life, is compensated to provide sub-investment management services for the Loomis Sayles High Yield Bond Portfolio. Janus Capital Corporation is compensated to provide sub-investment management services for the Janus Mid Cap Portfolio. T. Rowe Price Associates, Inc. is compensated to provide sub-investment management services for the T. Rowe Price Small Cap Growth and the T. Rowe Price Large Cap Growth Portfolios. Scudder Kemper Investments, Inc. is compensated to provide sub-investment management services for the Scudder Global Equity Portfolio. Harris Associates, L.P., whose general partner is indirectly owned by Metropolitan Life, is compensated to provide sub-investment management services for the Harris Oakmark Large Cap Value Portfolio. Neuberger Berman Management, Inc. is compensated to provide sub-investment management services for the Neuberger Berman Partners Mid Cap Value Portfolio.
--------------------------------------------------------------------------------
B. INVESTMENT MANAGEMENT FEE WAIVER:

Metropolitan Life has agreed to waive a portion of its investment management fee for the Scudder Global Equity Portfolio during the first year of the Portfolio's operations. For the first six months, the waiver equaled .35% of the average daily value of the aggregate net assets of the Portfolio up to $50 million,
 .175% of such assets on the next $50 million, .15% of such assets on the next $400 million and .1375% of such assets on amounts in excess of $500 million. During the second six months of the Portfolio's operations, such waiver of the investment management fee is equal to .175% of assets up to $50 million, .0875% of assets on the next $50 million, .075% of assets on the next $400 million and
 .06875% of such assets in excess of $500 million.
--------------------------------------------------------------------------------
C. SUBSIDIZATION OF PORTFOLIOS:

Metropolitan Life has agreed to subsidize all expenses, excluding those listed below, in excess of .20% of the net assets of Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Neuberger Berman Partners Mid Cap Value, T. Rowe Price Large Cap Growth, Lehman Brothers Aggregate Bond Index, and Russell 2000 Index Portfolios. For the Morgan Stanley EAFE Index Portfolio, subsidization is capped at .25%. Subsidization will continue until either each Portfolio's total net assets are at least $100 million, or after two years from inception, whichever is earlier. Subsidization ceased December 31, 1997 for the Janus Mid Cap, January 22, 1998 for the T. Rowe Price Small Cap Growth, and July 2, 1998 for the Scudder Global Equity Portfolios when those Portfolios exceeded the $100 million threshold.

Expenses excluded from subsidization are: investment management fees payable to Metropolitan Life, brokerage commissions on portfolio transactions (including any other direct costs related to the acquisition, disposition, lending or borrowing of portfolio investments), taxes payable by the Fund, interest and other costs related to borrowings by the Fund, and any extraordinary or non-recurring expenses (such as legal claims and liabilities and litigation costs and any indemnification related thereto).
--------------------------------------------------------------------------------
4. DIVIDEND DISTRIBUTIONS:

The Fund distributes, at least annually, substantially all net investment income, if any, of each Portfolio, which will then be reinvested in additional full and fractional shares of the Portfolio. All net realized long-term or short-term capital gains of the Fund, if any, are declared and distributed at least annually to the shareholders of the Portfolio(s) to which such gains are attributable.
--------------------------------------------------------------------------------
5. NEW PORTFOLIOS:

On November 9, 1998, the Fund commenced operations of six Portfolios: Harris Oakmark Large Cap Value, Neuberger Berman Partners Mid Cap Value, T. Rowe Price Large Cap Growth, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, and Russell 2000 Index Portfolios. Metropolitan Life supplied initial start-up capital of $112,000,000 to facilitate the operation of these Portfolios. Metropolitan Life, therefore, purchased 500,000 shares of the Harris Oakmark Large Cap Value Portfolio, 500,000 shares of the Neuberger Berman Partners Mid Cap Value Portfolio, 200,000 shares of the T. Rowe Price Large Cap Growth Portfolio, 5,000,000 shares of the Lehman Brothers Aggregate Bond Index Portfolio, 2,000,000 shares of the Morgan Stanley EAFE Index Portfolio, and 3,000,000 shares of the Russell 2000 Index Portfolio, with each Portfolio valued at $10 per share. Subsequently, these Portfolios were made available for certain contracts. As of June 30, 1999, the value of Metropolitan Life's investment in these Portfolios totaled $121,433,427.
--------------------------------------------------------------------------------
6. PORTFOLIO NAME CHANGES:

On November 9, 1998 the name of the State Street Research International Stock Portfolio was changed to the Santander International Stock Portfolio.
--------------------------------------------------------------------------------
7. SECURITIES LENDING:

On December 15, 1997, the Fund entered into a securities lending arrangement with the Fund's custodian, State Street Bank and Trust Co. (the "custodian"). Under the agreement, the custodian is authorized to loan securities on the Fund's behalf. In exchange, the Fund receives collateral against the loaned securities. Each Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan's inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The collateral is invested in the Navigator Securities Lending Prime Portfolio, which invests in a variety of high quality U.S. dollar-denominated instruments. The Fund receives 70% of the annual net income from lending transactions, which is included in interest income of the respective Portfolios. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Portfolios with outstanding loans at June 30, 1999 are footnoted at the end of each applicable Portfolio's schedule of investments.
--------------------------------------------------------------------------------

                                    MSF-125

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

8. NET UNREALIZED APPRECIATION/(DEPRECIATION):

As of June 30, 1999, gross unrealized appreciation and depreciation on investments and foreign currency were as follows:

                                                                NET UNREALIZED
                          GROSS UNREALIZED   GROSS UNREALIZED    APPRECIATION/
      PORTFOLIO             APPRECIATION       DEPRECIATION     (DEPRECIATION)*
      ---------             ------------       ------------     ---------------
State Street Research
Growth ................. $   856,492,725   ($   39,899,252)   $   816,593,473
State Street Research
Income .................         615,782       (18,483,166)       (17,867,384)
State Street Research
Diversified ............     374,727,896       (59,181,139)       315,546,757
State Street Research
Aggressive Growth ......     355,890,522       (40,576,721)       315,313,801
MetLife Stock Index ....   1,485,390,527       (40,421,173)     1,444,969,354
Santander
International Stock ....      39,688,018       (11,955,398)        27,732,620
Loomis Sayles High
Yield Bond .............       2,524,487        (8,475,057)        (5,950,570)
Janus Mid Cap ..........     170,977,870       (10,521,245)       160,456,625
T. Rowe Price Small
Cap Growth .............      47,689,789       (12,309,118)        35,380,671
Scudder Global Equity...       23,053,065        (4,360,660)        18,692,405
Harris Oakmark Large
Cap Value ..............       2,595,830          (533,595)         2,062,235
Neuberger Berman
Partners Mid Cap Value..       2,175,971          (513,911)         1,662,060
T. Rowe Price Large
Cap Growth .............       2,487,916          (519,865)         1,968,051
Lehman Brothers
Aggregate Bond Index ...          36,787        (3,323,943)        (3,287,156)
Morgan Stanley EAFE
Index ..................       4,702,984        (2,045,818)         2,657,166
Russell 2000 Index .....       8,166,045        (2,657,205)         5,508,840


*Does not include unrealized gains and (losses) related to foreign currency contracts and translations of $(5,679), $268,690, $571,473, $(27,114), $10,860,
$(1), $22,738, $107, and $(2,644) for the State Street Research Growth, State Street Research Income, State Street Research Diversified, Santander International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, Scudder Global Equity, T. Rowe Price Large Cap Growth, and Morgan Stanley EAFE Index Portfolios, respectively (see Note 10).
 -------------------------------------------------------------------------------
9. CAPITAL STOCK ACTIVITY:

At June 30, 1999, there were 3,000,000,000 shares of $0.01 par value common stock authorized for the Fund. The shares of common stock are divided into seventeen series: State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, Santander International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Neuberger Berman Partners Mid Cap Value, T. Rowe Price Large Cap Growth, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, and Russell 2000 Index Portfolios.

Transactions in shares were as follows:

                                             For the Six Months Ended June 30, 1999
 -------------------------------------------------------------------------------------------------------------------------
                                                                                              STATE STREET
                               STATE STREET   STATE STREET    STATE STREET     STATE STREET     RESEARCH
                                 RESEARCH       RESEARCH        RESEARCH         RESEARCH      AGGRESSIVE        METLIFE
                                  GROWTH         INCOME       MONEY MARKET     DIVERSIFIED       GROWTH        STOCK INDEX
                                PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                ---------       ---------       ---------       ---------       ---------       ---------
Shares sold ................    1,983,022       1,605,854       2,504,881       5,553,408       3,252,899       9,845,622
Shares issued in reinvest-
 ment of dividends .........    1,308,758          71,395           1,496       1,274,568         226,172       1,234,595
                             ------------    ------------    ------------    ------------    ------------    ------------
Total ......................    3,291,780       1,677,249       2,506,377       6,827,976       3,479,071      11,080,217
Shares redeemed ............     (700,757)     (1,577,959)     (1,555,895)       (359,641)     (7,910,282)     (2,535,384)
                             ------------    ------------    ------------    ------------    ------------    ------------
Net increase/ (decrease) ...    2,591,023          99,290         950,482       6,468,335      (4,431,211)      8,544,833
                             ============    ============    ============    ============    ============    ============


                                    MSF-126

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
9. CAPITAL STOCK ACTIVITY - (CONTINUED):

                                             For the Six Months Ended June 30, 1999
 -----------------------------------------------------------------------------------------------------------
                                SANTANDER      LOOMIS SAYLES                  T. ROWE PRICE
                              INTERNATIONAL     HIGH YIELD        JANUS         SMALL CAP     SCUDDER GLOBAL
                                  STOCK            BOND          MID CAP         GROWTH           EQUITY
                                PORTFOLIO        PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                ---------        ---------      ---------       ---------       ---------
Shares sold ..............      9,049,093         706,038      15,096,223       3,034,033       1,629,610
Shares issued in reinvest-
ment of dividends ........      1,235,981              --         466,200              --          90,053
                             ------------    ------------    ------------    ------------    ------------
Total ....................     10,285,074         706,038      15,562,423       3,034,033       1,719,663
Shares redeemed ..........     (8,977,075)       (257,707)     (1,574,384)     (2,605,661)       (961,022)
                             ------------    ------------    ------------    ------------    ------------
Net increase/(decrease) ..      1,307,999         448,331      13,988,039         428,372         758,641
                             ============    ============    ============    ============    ============


                                             For the Six Months Ended June 30, 1999
 -----------------------------------------------------------------------------------------------------------------------
                                                 NEUBERGER                       LEHMAN
                                HARRIS OAKMARK     BERMAN     T. ROWE PRICE     BROTHERS        MORGAN
                                  LARGE CAP     PARTNERS MID    LARGE CAP      AGGREGATE     STANLEY EAFE   RUSSELL 2000
                                    VALUE        CAP VALUE        GROWTH       BOND INDEX       INDEX          INDEX
                                  PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                  ---------      ---------      ---------      ---------      ---------      ---------
Shares sold .................     1,545,778      1,156,094      1,637,413      4,292,223      2,446,587      2,658,941
Shares issued in reinvestment
of dividends ................            --         17,125            406          2,386             --          4,763
                               ------------   ------------   ------------   ------------   ------------   ------------
Total .......................     1,545,778      1,173,219      1,637,819      4,294,609      2,446,587      2,663,704
Shares redeemed .............       (19,352)      (131,015)       (31,221)      (136,737)      (413,897)       (62,584)
                               ------------   ------------   ------------   ------------   ------------   ------------
Net increase/(decrease) .....     1,526,426      1,042,204      1,606,598      4,157,872      2,032,690      2,601,120
                               ============   ============   ============   ============   ============   ============

                                              For the Year Ended December 31, 1998
 -----------------------------------------------------------------------------------------------------------------------
                                                                                             STATE STREET
                             STATE STREET    STATE STREET    STATE STREET    STATE STREET      RESEARCH
                               RESEARCH        RESEARCH        RESEARCH        RESEARCH       AGGRESSIVE       METLIFE
                                GROWTH          INCOME       MONEY MARKET     DIVERSIFIED       GROWTH       STOCK INDEX
                               PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO
                               ---------       ---------       ---------       ---------       ---------      ---------
Shares sold .............      5,102,533       7,477,573       3,845,200      15,958,606       4,160,571      17,844,211
Shares issued in
reinvestment of dividends      7,817,372       3,153,420         206,800      13,555,996       2,915,793       3,629,852
                            ------------    ------------    ------------    ------------    ------------    ------------
Total ...................     12,919,905      10,630,993       4,052,000      29,514,602       7,076,364      21,474,063
Shares redeemed .........     (2,631,861)     (1,962,957)     (3,877,485)     (1,719,344)     (9,025,121)     (3,717,661)
                            ------------    ------------    ------------    ------------    ------------    ------------
Net increase/(decrease) .     10,288,044       8,668,036         174,515      27,795,258      (1,948,757)     17,756,402
                            ============    ============    ============    ============    ============    ============


                                              For the Year Ended December 31, 1998
------------------------------------------------------------------------------------------------------------------
                                     SANTANDER      LOOMIS SAYLES                  T. ROWE PRICE
                                   INTERNATIONAL      HIGH YIELD        JANUS        SMALL CAP     SCUDDER GLOBAL
                                       STOCK             BOND          MID CAP        GROWTH           EQUITY
                                     PORTFOLIO        PORTFOLIO       PORTFOLIO      PORTFOLIO        PORTFOLIO
                                     ---------        ---------       ---------      ---------        ---------
Shares sold ....................     13,289,786       2,279,157      15,312,519      14,274,228       7,095,699
Shares issued in reinvestment of
dividends ......................        240,269         524,895         108,974              --         143,372
                                   ------------    ------------    ------------    ------------    ------------
Total ..........................     13,530,055       2,804,052      15,421,493      14,274,228       7,239,071
Shares redeemed ................    (15,388,430)       (490,894)     (2,249,439)     (6,801,840)     (3,646,289)
                                   ------------    ------------    ------------    ------------    ------------
Net increase/(decrease) .......      (1,858,375)      2,313,158      13,172,054       7,472,388       3,592,782
                                   ============    ============    ============    ============    ============

                                     MSF-127

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

9. CAPITAL STOCK ACTIVITY - (CONTINUED):

 For the Period November 9, 1998 (commencement of operations) to December 31,
 1998
--------------------------------------------------------------------------------

                                                  NEUBERGER                          LEHMAN
                               HARRIS OAKMARK       BERMAN      T. ROWE PRICE       BROTHERS         MORGAN
                                 LARGE CAP       PARTNERS MID     LARGE CAP        AGGREGATE      STANLEY EAFE    RUSSELL 2000
                                   VALUE          CAP VALUE         GROWTH         BOND INDEX        INDEX           INDEX
                                 PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO
                                 ---------        ---------       ---------        ---------       ---------       ---------
Shares sold....................    890,538          819,020         611,872        5,978,010       2,373,243       3,615,979
Shares issued in reinvestment
 of dividends...................     2,444              999             358           43,481           2,334           5,907
                                 ---------        ---------       ---------        ---------       ---------       ---------
Total..........................    892,982          820,019         612,230        6,021,491       2,375,577       3,621,886
Shares redeemed................       (243)         (14,292)           (725)        (173,326)        (18,562)            (78)
                                 ---------        ---------       ---------        ---------       ---------       ---------
Net increase/ (decrease).......    892,739          805,727         611,505        5,848,165       2,357,015       3,621,808
                                 =========        =========       =========        =========       =========       =========

10. FOREIGN CURRENCY TRANSLATIONS:

The fair value of foreign currency contracts is the amount at which the contracts could be settled based on exchange rates obtained from dealers.


The State Street Research Growth Portfolio had an unrealized net translation
(loss) on foreign currency receivables as follows:


Net unrealized translation gain/(loss):

  Dividend reclaim receivables..............   $(5,679)
                                             ---------
    Net unrealized translation gain/(loss)..   $(5,679)
                                             =========

As of June 30, 1999, the State Street Research Income Portfolio experienced an unrealized net gain of $271,167 based on the following foreign currency exchange contracts outstanding:

                                                                   VALUATION           UNREALIZED
                                                                     AS OF           APPRECIATION/
     SOLD                 EXPIRATION DATE   CONTRACT AMOUNT      JUNE 30, 1999       (DEPRECIATION)
--------------------     -----------------  ---------------    ---------------     ----------------
New Zealand Dollar           7/22/99            $3,955,343          $3,805,707             $149,636
New Zealand Dollar           7/22/99             2,659,277           2,558,325              100,952
New Zealand Dollar           8/27/99             3,386,296           3,365,717               20,579
                                            --------------     ---------------     ----------------
                                               $10,000,916          $9,729,749             $271,167
                                            ==============     ===============     ================
Net unrealized appreciation .......................................................        $271,167
                                                                                   ================

The State Street Research Income Portfolio had an unrealized net translation
(loss) on foreign currency receivables as follows:

Net unrealized translation gain/(loss):

  Interest receivables.......................  $(2,477)
                                             ---------
    Net unrealized translation gain/(loss)...  $(2,477)
                                             =========

As of June 30, 1999 the State Street Research Diversified Portfolio experienced an unrealized net gain of $579,757 based on the following foreign currency exchange contracts outstanding:

                                                                   VALUATION           UNREALIZED
                                                                     AS OF           APPRECIATION/
     SOLD                 EXPIRATION DATE   CONTRACT AMOUNT      JUNE 30, 1999       (DEPRECIATION)
--------------------     -----------------  ---------------    ---------------     ----------------
New Zealand Dollar           7/22/99            $5,775,532          $5,556,279             $219,253
New Zealand Dollar           7/22/99             8,068,678           7,763,431              305,247
New Zealand Dollar           8/27/99             9,092,339           9,037,082               55,257
                                             -------------     ---------------     ----------------
                                               $22,936,549         $22,356,792             $579,757
                                             =============     ===============     ================
Net unrealized appreciation .......................................................        $579,757
                                                                                   ================


                                    MSF-128

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

10. FOREIGN CURRENCY TRANSLATIONS - (CONTINUED):


The State Street Research Diversified Portfolio had an unrealized net translation (loss)on foreign currency receivables as follows:

Net unrealized translation gain/(loss):

  Dividend reclaim receivables ............    $(2,487)
  Interest receivables ....................     (5,797)
                                             ---------
    Net unrealized translation gain/(loss).    $(8,284)
                                             =========

The Santander International Stock Portfolio had an unrealized net translation
(loss) on foreign currency receivables and payables as follows:

Net unrealized translation gain/(loss):

  Dividend receivables.....................    $(3,464)
  Dividend reclaim receivables ............    (16,833)
  Pending spot foreign exchange sales .....     (2,671)
  Sales Receivables .......................     (4,690)
  Tax expense payables ....................        544
                                             ---------
    Net unrealized translation gain/(loss).   ($27,114)
                                             =========

As of June 30, 1999 the Loomis Sayles High Yield Bond Portfolio experienced an unrealized net gain of $10,602 based on the following foreign currency exchange contracts outstanding:




                                                                           VALUATION               UNREALIZED
                                                                             AS OF                APPRECIATION/
      SOLD              EXPIRATION DATE         CONTRACT AMOUNT          JUNE 30, 1999           (DEPRECIATION)
------------------     ------------------     ------------------     --------------------     --------------------
  Japanese Yen               8/31/99                    $203,054                 $191,827                  $11,227
                                              ------------------     --------------------     --------------------
                                                        $203,054                 $191,827                  $11,227
                                              ===================    ====================     ====================
    PURCHASED
------------------
  Japanese Yen               8/31/99                    $192,452                 $191,827                    $(625)
                                              ------------------     --------------------     --------------------
                                                        $192,452                 $191,827                    $(625)
                                              ==================     ====================     ====================
  Net unrealized appreciation ................................................................             $10,602
                                                                                              ====================

The Loomis Sayles High Yield Bond Portfolio had an unrealized net translation gain on foreign currency receivables and payables as follows:

Net unrealized translation gain/(loss):

  Interest receivables........................    $258
                                               -------
    Net unrealized translation gain/(loss)....    $258
                                               =======

The Janus Mid Cap Portfolio had an unrealized net translation (loss) on foreign currency receivables as follows:

Net unrealized translation gain/(loss):

  Dividend reclaim receivables ...............     $(1)
                                               -------
    Net unrealized translation gain/(loss)....     $(1)
                                               =======



                                    MSF-129

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

10. FOREIGN CURRENCY TRANSLATIONS - (CONTINUED):

As of June 30, 1999, the Scudder Global Equity Portfolio experienced an unrealized net gain of $25,107 based on the following foreign currency exchange contracts outstanding:


                                                                           VALUATION              UNREALIZED
                                                                             AS OF               APPRECIATION/
     SOLD               EXPIRATION DATE        CONTRACT AMOUNT           JUNE 30, 1999           (DEPRECIATION)
------------------     ------------------     ------------------     --------------------     --------------------
Euro Currency               8/31/99                   $3,370,000               $3,158,543                 $211,457
Japanese Yen                9/01/99                    1,020,000                  994,300                   25,700
Japanese Yen                9/10/99                    1,020,000                1,012,796                    7,204
Japanese Yen                9/29/99                      380,000                  381,708                   (1,708)
Japanese Yen                9/29/99                    3,525,684                3,541,533                  (15,849)
                                              ------------------     --------------------     --------------------
                                                      $9,315,684               $9,088,880                 $226,804
                                              ==================     ====================     ====================
  PURCHASED
---------------
Euro Currency               8/31/99                   $3,360,240               $3,158,543                $(201,697)
                                              ------------------     --------------------     --------------------
                                                      $3,360,240               $3,158,543                $(201,697)
                                              ==================     ====================     ====================
Net unrealized appreciation ..................................................................             $25,107
                                                                                              ====================

The Scudder Global Equity Portfolio had an unrealized net translation (loss) on foreign currency receivables and payables as follows:

Net unrealized translation gain/(loss):

  Dividend receivables........................     $(1,311)
  Dividend reclaim receivables ...............      (2,808)
  Pending spot foreign exchange purchases ....        (169)
  Pending spot foreign exchange sales ........         392
  Purchase payables...........................         105
  Sales receivables...........................       1,287
  Tax expense payables........................         135
                                               -----------
    Net unrealized translation gain/(loss) ...     $(2,369)
                                               ===========

The T. Rowe Price Large Cap Growth Portfolio had an unrealized net translation gain on foreign currency receivables and payables as follows:

Net unrealized translation GAIN/(LOSS):

  Dividend reclaim receivables ...............        $(14)
  Pending spot foreign exchange purchases ....        (254)
  Purchase payables ..........................         472
  Sales receivables ..........................         (97)
                                               -----------
  Net unrealized translation GAIN/(LOSS) .....        $107
                                               ===========


                                    MSF-130

--------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

10. FOREIGN CURRENCY TRANSLATIONS - (CONTINUED):

The Morgan Stanley EAFE Index Portfolio had an unrealized net translation (loss) on foreign currency receivables and payables as follows:

Net unrealized translation gain/(loss):

  Dividend payables...........................          $8
  Dividend receivables........................        (873)
  Dividend reclaim receivables................        (859)
  Pending spot foreign exchange purchases.....      (2,451)
  Pending spot foreign exchange sales.........          (1)
  Purchase payables...........................       1,521
  Sales receivables...........................         (75)
  Tax expense payables........................          86
                                               -----------
    Net unrealized translation gain/(loss)....     $(2,644)
                                               ===========



                                    MSF-131

Metropolitan Series Fund, Inc.

DIRECTORS AND OFFICERS
As of August 3, 1999


DIRECTORS                                              OFFICERS
David A. Levene - Chairman of the Board and Director   David A. Levene - Chief Executive Officer
Michael S. Scott Morton - Director                     Christopher P. Nicholas - President and Chief Operating Officer
Dean O. Morton - Director                              Lawrence A. Vranka - Vice-President
Malcolm T. Hopkins - Director                          Barbara A. Hume - Vice-President
Arthur G. Typermass - Director                         Robin M. Wagner - Secretary
Steve A. Garban - Director                             Dianne K. Johnson - Controller
                                                       Janet M. Morgan - Treasurer
                                                       Nancy A. Turchio - Assistant Secretary
                                                       Patricia S. Worthington - Assistant Secretary
                                                       Harold Lerner - Assistant Controller
                                                       Jeanne L. Manning - Assistant Controller

                         METROPOLITAN SERIES FUND, INC.
                         SUPPLEMENT DATED JULY 15, 1999
                                       TO
                        PROSPECTUS DATED APRIL 30, 1999


The following information supplements the Metropolitan Series Fund Prospectus dated April 30, 1999. You should keep this Supplement to the Prospectus for future reference.

1. Foreign securities for the Loomis Sayles High Yield Bond Portfolio: The following is added as the last sentence under "About the Loomis Sayles High Yield Bond Portfolio-- Principal investment strategies" on page 6 of the
     Prospectus:

          "The Portfolio expects to invest a substantial amount of its assets in securities of foreign (non-U.S. domiciled) companies."

2. Deletion of Neuberger Berman Prior Performance: The following changes are made to the information included under "Appendix A to Prospectus -- Portfolio Manager Prior Performance":

          A. Delete reference to Neuberger Berman Partners Mid Cap Value Portfolio in the first sentence of the first paragraph on page 32 of the Prospectus.

          B. Change the second to the last word to "three" rather then "four" in the second sentence of the first paragraph on page 32 of the Prospectus to reflect that portfolio manager prior performance is available with respect to the portfolio managers of three of the Portfolios.

          C. Revise the last sentence of the third paragraph on page 32 of the Prospectus to add Neuberger Berman Partners Mid Cap Value Portfolio to the list of Portfolios for which no similar account performance information is available.

          D. Delete the section headed "Neuberger Berman" on page 33 of the Prospectus.

3. Typographical errors: Item 20 in the table under "Appendix B to Prospectus" on page 36 of the Prospectus is corrected by adding Portfolio number "17" under "A" in the "Portfolios" column and by changing the reference under "C" from Portfolio number "17" to Portfolio number "9."

                                                       L99078N3A(exp0500)MLIC-LD

This report has been prepared for the owners and prospective owners of the Preference Plus(R) Account annuity contracts issued by Metropolitan Life Insurance Company and shareholders of Metropolitan Series Fund, Inc. This report may be distributed only when preceded or accompanied by the appropriate Preference Plus Account prospectus and a current performance sheet. Please consult the prospectus for information regarding applicable fees and charges.

                         If you want more information,
                   please contact your sales representative.






--------------------------------------------------------------------------------


[LOGO OF METLIFE APPEARS HERE]

                                                      -------------------
Metropolitan Life Insurance Company                        Presorted
Johnstown Office, 500 Schoolhouse Road                     Standard
Johnstown, PA 15904-2914                               U.S. Postage Paid
                                                         Lancaster, PA
Address Service Requested                                 Permit 1620
                                                      -------------------









MSFSemiannualPPA(0899)
Date of First Use: 8/23/99                             E99074IUR(exp0200)MLIC-LD